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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03692

Morgan Stanley Variable Investment Series
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
      (Address of principal executive offices)                       (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: December 31, 2004

Date of reporting period: June 30, 2004


Item 1 - Report to Shareholders
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MORGAN STANLEY
VARIABLE INVESTMENT SERIES


SEMI-ANNUAL REPORT
JUNE 30, 2004

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MORGAN STANLEY VARIABLE INVESTMENT SERIES
TABLE OF CONTENTS

Letter to the Shareholders                                                     1
Fund Performance                                                              16

Portfolio of Investments:
     Money Market                                                             18
     Limited Duration                                                         20
     Quality Income Plus                                                      31
     High Yield                                                               40
     Utilities                                                                52
     Income Builder                                                           56
     Dividend Growth                                                          63
     Global Dividend Growth                                                   66
     European Growth                                                          72
     Equity                                                                   76
     S&P 500 Index                                                            80
     Global Advantage                                                         93
     Aggressive Equity                                                        99
     Information                                                             103
     Strategist                                                              106

Financial Statements:
     Statements of Assets and Liabilities                                    120
     Statements of Operations                                                123
     Statements of Changes in Net Assets                                     126
Notes to Financial Statements                                                138
Financial Highlights                                                         150

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MORGAN STANLEY VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS - JUNE 30, 2004


DEAR SHAREHOLDERS,
In stark contrast to 2003, the first six months of 2004 offered investors small comfort as capital markets produced little in the way of returns but a great deal of volatility. Investors' perceptions were driven largely by alternating fears of a global economic slowdown and excessive inflation. As a result, equity and bond markets around the world experienced significant movements as key economic data were published over the course of the period.

DOMESTIC EQUITY OVERVIEW
The six-month period under review saw a general market rotation away from the more aggressive stocks and sectors that led the market in 2003 towards sectors that benefit from rising inflation and a rebound in global industrial production such as energy and industrials. The period began with a technology stock rally which lost steam at the end of January. In March, the market corrected as concern grew that slow employment growth would undermine the economy. Surging oil prices led to increased profits for energy companies. Commodity stocks performed particularly well in February as rising imports by China supported global commodity prices.

The market offered no unusual surprises through the second quarter. Optimism regarding the potential for a global soft landing was offset by concern about tighter global monetary policy and earnings disappointments. In April, published employment numbers and inflation figures exceeded expectations. This led to a sell-off in both the bond and stock markets as investors began to price in a rate increase quicker than they had previously expected. During this period, defensive stocks in the consumer staples and healthcare area outperformed while interest rate sensitive stocks such as financial services and utilities lagged. Basic materials stocks corrected sharply due to concerns that China would have a hard landing, as the government tightened credit availability to prevent an overheating.

FIXED-INCOME OVERVIEW
Interest rates generally fell during the first half of the six-month review period but then rose sharply on expectations for federal funds rate hikes, based on incoming employment and inflation data. The period began with interest rates trending lower during the first quarter of 2004 as employment growth and price pressures remained low. Rates then rose abruptly in April with the publication of surprisingly strong March employment figures and upward revisions for prior months. This report, coupled with a high level of oil prices and other price pressures, led investors to conclude that the Federal Open Market Committee (the "Fed") would move to raise interest rates as soon as its June meeting. These concerns led to the worst month for bond returns in years. This unfavorable environment remained until the end of the period, when

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the Fed affirmed its intent to increase rates at a "measured" pace. As expected, at the end of June the Fed raised the federal funds rate by 25 basis points from its multi-decade low.

Sector performance varied in this challenging environment. Treasuries largely underperformed, because of their high sensitivity to changes in interest rates as well as their lack of the yield cushion enjoyed by other sectors. Mortgage-backed securities outperformed Treasuries in the first quarter of the period in spite of falling rates, as rates did not fall far enough to trigger a sharp increase in prepayment expectations, going on to outperform for the full six-month period. Corporate bonds outperformed their government counterparts as investors sought out securities with higher yields. The lower-rated tiers of the corporate credit market posted the strongest results of any segment of the U.S. bond market.

INTERNATIONAL EQUITY MARKET OVERVIEW
The global equity markets had mixed results for the six-month period ending June 30, 2004, performing generally positively though rising at a slower pace than in 2003. Concerns over the sustainability of the job recovery in the United States, even as economic conditions there improved, impaired the markets in the mid to late second quarter, but these fears abated after strong April and May U.S. employment figures were released and payroll numbers improved. During the final two months of the period, concerns over rising inflation and the timing of an interest-rate increase added more uncertainty to the markets, particularly in technology and other economically sensitive sectors. By the end of this six-month period the market had already priced in the 25-basis-point (0.25%) increase in rates approved by the Federal Open Market Committee at its June 30 meeting.

The performance of the global equity markets over the period was driven primarily by growth in the United States and China. In the second quarter, the Chinese government's suspension of a number of loans signaled its intention to moderate growth and fueled fears of a restrictive monetary policy, which hurt investor sentiment in the Japanese market. The Japanese economy nevertheless remained on a solid footing as export growth to the United States and China stayed firm and domestic consumer spending improved. Japan's moderation of its fiscal spending and the way it managed its nonperforming bank loans also benefited that market's performance. Japanese real estate showed particularly encouraging signs during the period, and retail companies performed well as the domestic economic environment improved.

The European economy, on the other hand, lagged, reflecting a strong euro, a less-stimulative central bank than in the United States and structural hindrances such as rigid labor laws and high corporate tax rates. Despite these factors, European equities rose on increasing demand and the growth in China. While the U.K. market produced mixed results because of its bias toward defensive sectors and France continued to perform

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relatively strongly, Germany suffered from a number of structural issues and saw relatively slow growth over the period. Norway performed particularly well, however, because of the high number of energy equities in that market, and the Austrian market also had strong gains from its proximity to eastern Europe.

After leading the world for the last six months of 2003, the emerging markets experienced increased volatility in the six months ending June 30, 2004. The strength of the emerging markets was moderated in the second quarter of 2004 by a combination of inflation concerns, geopolitical uncertainty and the potential for a slowing Chinese economy. During this period, performance varied widely from region to region. Turkey saw consumer sentiment there diminish and risk aversion increase over the last few months of the period, significantly hurting market performance. Although high oil prices, structural reforms and a shift in the current-account balance all strengthened confidence in the Russian market, concerns about political risk there still weighed heavily on investors over the period, leading the market to fall after peaking in April. Egypt, though it represents a very small segment of the world's emerging markets, also saw improvements in its economic and political environment and has made considerable gains based on an expansion of trade. The markets of Hungary, Poland and the Czech Republic also continued to perform well as economic indicators improved after struggling to recover for much of 2003. Having previously benefited from the general success of President Luiz Inacio Lula da Silva's new administration, Brazilian equities were hindered by investors' heightened risk aversion despite signs of improvement in the domestic economy.

AGGRESSIVE EQUITY PORTFOLIO
For the six-month period ended June 30, 2004, Morgan Stanley Aggressive Equity Portfolio's Class X shares produced a total return of 3.84 percent versus 3.44 percent for the S&P 500 Index(1). For the same period, the Portfolio's Class Y shares returned 3.65 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio's performance was driven primarily by the Portfolio's positioning in the technology sector. The Portfolio had an underweighted position in technology stocks relative to the S&P 500 Index based on the belief that the industry is now mature and that a dearth of new products would lead to increased competition and hinder returns. This posture limited the Portfolio's exposure to this underperforming sector. Stock selection in the sector was also beneficial for the Portfolio, as a number of technology stocks

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(1)  The STANDARD AND POOR'S 500 INDEX (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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were positive drivers for performance, notably Yahoo!. Stock selection in semiconductors and software aided results, as did an overweighted position relative to the S&P 500 Index in the energy sector, where profits were boosted by high oil prices and a multi-year period of consolidation and restructuring.

An overweighted position relative to the S&P 500 Index in the precious metals industry served as a drag on the Portfolio. The Portfolio established this posture out of concern that the U.S. dollar's strength might be undermined by the current account deficit. Precious metals have historically served as a safe haven in times of currency and geopolitical risk. While these holdings were trimmed during the period, the Portfolio's overweight still hampered its performance relative to the market and its peers.

DIVIDEND GROWTH PORTFOLIO
For the six-month period ending June 30, 2004, Morgan Stanley Dividend Growth Portfolio's Class X shares produced a total return of 2.12 percent versus 3.44 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned 2.08 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio continued to focus on companies with the capacity to grow dividends and which earn real economic returns above their cost of capital. The Portfolio underperformed its benchmark for the six-month period under review due to both asset allocation and stock selection. In terms of asset allocation, Portfolio performance was hindered primarily by its overweighted position in the basic material sector relative to the S&P 500 Index. Concerns over the possibility of rising interest rates and a potential economic slowdown in China hurt the sector during the first half of the year. Regarding stock selection, the industrial and health-care sectors had the largest negative impact on returns. The Portfolio's positions in Bristol-Myers, Wyeth, Caterpillar and United Technologies were the main contributors to underperformance, as was Citigroup, largely due to charges it took for unfavorable court decisions. Lastly, the Portfolio's position in Lehman Brothers was hurt by the anticipated weakness in the fixed-income markets as a result of interest rates that were expected to rise before merger and acquisition and equity-underwriting activity could accelerate.

Other sector allocation and security selection decisions made positive contributions to performance. The Portfolio's overweighting in energy and industrials benefited its relative performance during the period. High oil prices and continuing signs of economic growth helped the energy sector outperform others. The industrial sector had a strong first half, driven by accelerated orders. The Portfolio's underweighting in information technology turned out to be beneficial, as that sector pulled back after strong appreciation in 2003. Stock selection was also successful in the information technology sector, with stocks such as First Data and Microsoft

                                        4
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outperforming their peers. Security selection was favorable in the consumer discretionary sector as well, with Portfolio ownership of Target and VF Corp., both of which continued to show strong earnings growth.

EQUITY PORTFOLIO
For the six-month period ended June 30, 2004, Morgan Stanley Equity Portfolio's Class X shares produced a total return of 3.91 percent versus 3.44 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned
3.82 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE FOR FUTURE RESULTS.

The Portfolio's performance was driven primarily by positioning in the technology sector. The Portfolio had an underweighted position in technology stocks relative to the S&P 500 Index based on the belief that the industry is now mature and that a dearth of new products would lead to increased competition and hinder returns. This posture limited the Portfolio's exposure to this underperforming sector. Stock selection in the sector was also beneficial for the Portfolio, as a number of technology stocks were positive drivers for performance, notably Yahoo!. Stock selection in semiconductors and software aided results, as did an overweighted position relative to the S&P 500 Index in the energy sector, where profits were boosted by high oil prices and a multi-year period of consolidation and restructuring.

An overweighted position relative to the S&P 500 Index in the precious metals industry served as a drag on the Portfolio. The Portfolio established this posture out of concern that the U.S. dollar's strength might be undermined by the current account deficit. Precious metals have historically served as a safe haven in times of currency and geopolitical risk. While these holdings were trimmed during the period, the Portfolio's overweight still hampered its performance relative to the market and its peers.

EUROPEAN GROWTH PORTFOLIO
For the six-month period ending June 30, 2004, Morgan Stanley European Growth Portfolio's Class X shares produced a total return of -0.39 percent versus 3.04 percent for the Morgan Stanley Capital International (MSCI) Europe Index(2). For the same period, the Portfolio's Class Y shares returned -0.50 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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(2)  The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX measures the performance for a diverse range of global stock markets within Austria, Belgium, Denmark, Finland, France, Germany, Greece, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland, Ireland, Portugal, and the United Kingdom. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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The Portfolio's underperformance of its benchmark was the result primarily of stock selection and its underweighted position relative to the MSCI Europe Index in value sectors that continued to outperform growth sectors over the period under review. The Portfolio's underweighted position in energy hurt performance when oil prices spiked, and its underweighted positions relative to the MSCI Europe Index in utilities and consumer staples similarly weakened its performance, as these sectors continued to provide a safe haven for investors during uncertain times. As fears of rising interest rates and slower U.S. domestic growth weighed on investors over the period, the Portfolio's overweighted positions in the life insurance and media sectors relative to the MSCI Europe Index became a drag on performance because of their cyclical bias.

Stock selection also contributed to the Portfolio's underperformance for the period. Its holdings in Shell hurt performance when that company announced a reduction in proven reserves that surprised the market. Holdings in the insurer Aegon also hurt the Portfolio because of poor growth in the Dutch and U.S. life insurance markets, while holdings in Siemens AG hindered performance as a result of concerns over slowed economic growth such as apprehension over an economic slowdown in China. The satellite broadcasting company British Sky Broadcasting performed poorly because of disappointing subscriber numbers, as did the Portfolio's holdings in ITV, Vodafone and Adecco. A lack of holdings in Ericsson meanwhile served as a detractor when that stock performed well.

Other positions turned out more successful, positively affecting the Portfolio's performance. Stocks in pharmaceuticals and health care are examples, as its holdings in Novo Nordisk, Fresenius and Smith & Nephew performed strongly for the Portfolio. Stock selection within consumer staples also helped the Portfolio, led by holdings in Numico. Other securities benefiting performance over the period included the media company Wolters Kluwer and Technip, in oil services. In general, maintaining an underweighted position in the materials sector relative to the MSCI Europe Index also helped the Portfolio, as the slowdown in China negatively affected that sector's performance.

GLOBAL ADVANTAGE PORTFOLIO
For the six-month period ended June 30, 2004, Morgan Stanley Global Advantage Portfolio's Class X shares produced a total return of 2.77 percent versus 3.52 percent for the Morgan Stanley Capital International (MSCI) World Index(3). For the same period, the Portfolio's Class Y shares returned 2.49 percent. THE

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(3)  The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX measures performance from a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING
EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Over this reporting period, the Portfolio's performance was primarily hurt by stock selection in the software, pharmaceuticals and materials sectors. Within software, BEA Systems hindered performance when its first-quarter results fell significantly below market expectations. GlaxoSmithKline was a particularly disappointing selection within pharmaceuticals because of investors' concerns about the amount of product in their drug pipeline; Amgen served similarly as a detractor over this period. Shin-Etsu Chemical served as a drag on performance after its second-quarter results, though improved, fell below expectations. In general, the Portfolio was hurt over this period by being underweighted in the energy sector relative to the MSCI World Index when oil prices rose, and being overweighted in semiconductors as expectations that corporate spending in technology would rise were not met during this six-month period.

Other stocks, however, helped performance over the period. Several of the Portfolio's holdings in the diversified financials sector performed strongly, led by Promise, a Japanese lending company that benefited from the improvement in Japanese consumer spending. Selections within the real estate sector provided positive results as well, including Mitsubishi Estate, which performed well when the Japanese economy recovered and real estate prices began to improve. An emphasis on the transportation sector aided the Portfolio's performance in that it benefited from the period's rise in international trade, with FedEx performing especially well. The Portfolio's underweighted positions in technology hardware and household and personal products relative to the MSCI World Index also contributed positively to its performance over the six-month period.

GLOBAL DIVIDEND GROWTH
For the six-month period ending June 30, 2004, Morgan Stanley Global Dividend Growth Portfolio's Class X shares produced a total return of 4.92 percent versus
3.52 percent for the Morgan Stanley Capital International (MSCI) World Index. For the same period, the Portfolio's Class Y shares returned 4.82 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio's performance was primarily driven by stock selection within the information technology, consumer discretionary, consumer staples, materials and industrials sectors. Although the Portfolio was slightly underweighted in the consumer discretionary sector relative to the MSCI World Index, its holdings such as the UK media and publishing company Reed Elsevier and its holdings in the U.S. office products company Boise Cascade delivered strong gains. The Portfolio had an overweighted position in the

                                        7
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consumer staples sector relative to the MSCI World Index that helped performance, and stock selection in the sector also benefited the Portfolio because of the gains made by names like Cadbury Schweppes, Nestle and Danone. Performance within the materials sector was helped by the construction materials company Lafarge and the agribusiness firm Syngenta. Stock selection in the industrials sector likewise drove positive performance, thanks to gainers such as Rolls-Royce, Boeing and General Dynamics; Sumitomo Electric and Motorola helped returns in the IT sector.

Stock selection in health care served as a drag on Portfolio performance, as several pharmaceutical securities underperformed the sector, particularly Wyeth, Bristol-Myers Squibb and GlaxoSmithKline. Stock selection in financials also hurt performance, as returns from National Australia Bank, Mellon and Amvescap were disappointing. An overweighted position in the telecommunications sector relative to the MSCI World Index also hurt performance, as many stocks held by the Portfolio suffered over the period from competition and an unfavorable regulatory environment. Among them, Vodafone served particularly as a drag on performance.

HIGH YIELD PORTFOLIO
For the six-month period ended June 30, 2004, Morgan Stanley High Yield Portfolio's Class X shares produced a total return of 1.33 percent versus 1.36 percent for the Lehman Brothers U.S. Corporate High Yield Index(4). For the same period, the Portfolio's Class Y shares returned 1.21 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio's performance was roughly in line with that of the U.S. Corporate Lehman Brothers High Yield Index. In keeping with the Portfolio's bottom-up security selection process, the greatest contributors to performance were security-specific trades. In the housing sector, the Portfolio took profits in several homebuilders that had performed well, then reinvested the proceeds in building products companies. These securities went on to outperform their peers during the six-month period. Research also led the Portfolio to avoid several issuers in the telecommunications sector, as a result of which the Portfolio sidestepped some of the underperformance issues in that sector. In a similar vein, credit analysis showed that the airline sector offered no compelling values. The Portfolio therefore chose to hold no airline bonds in the portfolio, and in so doing stayed out of the worst-performing sector in the high-yield market during this period.

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(4)  The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX tracks the performance of all below investment-grade securities which have at least $100 million in outstanding issuance, a maturity greater than one year, and are issued in fixed-rate U.S. dollar denominations. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Not all of the Portfolio's positions were net positives. Two securities among its cable industry holdings fared poorly during the period, including Pegasus, whose stock fell on management's announcement of plans for restructuring. In the chemicals sector, Rhodia and Avecia both posted disappointing earnings results, though they each continued to meet their debt obligations through the end of the period. The Portfolio's underweighting relative to the Lehman Brothers High Yield Index in consumer products was also a drag on the Portfolio's relative returns, as that sector enjoyed strong short-term performance during the period.

INCOME BUILDER PORTFOLIO
For the six-month period ending June 30, 2004, Morgan Stanley Income Builder Portfolio's Class X shares posted a total return of 2.78 percent compared to
3.94 percent for the Russell 1000 Value Index(5) and -0.19 percent for the Lehman Brothers U.S. Government/Credit Index(6). For the same period, the Portfolio's Class Y shares returned 2.75 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio's performance was hurt primarily by stock selection within the health-care, basic materials and industrials sectors. A number of pharmaceuticals stocks in particular detracted from Portfolio performance in the health-care sector as news of a drug-reimportation bill's consideration in Congress caused concerns within the industry. Among the companies negatively affected by anxieties over compressed margins and a loss of funding for research and development was Bristol-Myers, the Portfolio's worst-performing security. Also within health care, Tenet served as a drag on Portfolio performance when it became clear that its turnaround and financial restatement problems were going to take longer than expected. Within the basic materials sector, the Portfolio's holdings in mining and precious metals hurt its performance as the economy recovered, the dollar strengthened and gold and commodities prices fell with demand. Newport Mining and Phelps-Dodge both drove the Portfolio's underperformance as a result of this drop in demand. Exposure to railroad companies such as Union Pacific in the industrials sector also hindered performance because of the rising price of oil during the period.

In other sectors stock selection benefited performance. The recovery of the travel and tourism industries greatly supported hotels and lodging, allowing Starwood Hotels & Resorts to make strong gains for the Portfolio. And the Portfolio's stock selection within the financial services sector aided performance, as it

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(5)  The RUSSELL 1000 VALUE INDEX measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(6) The LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

                                        9
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avoided securities that were interest-rate sensitive and made gains with a number of insurance companies such as Hartford Financial Services. The rising price of oil during the period boosted energy stocks, leading such Portfolio holdings as Schlumberger and Valero both to benefit strongly. In the technology sector, performance was helped by a Motorola convertible security as that company gained market share.

INFORMATION PORTFOLIO
For the six-month period ended June 30, 2004, Morgan Stanley Information Portfolio's Class X shares produced a total return of -1.46 percent versus 3.44 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -1.68 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio remained focused on the technology, media and telecommunications sectors during the period under review. As has historically been the case, this concentration was the main driver of the Portfolio's performance relative to the more diversified S&P 500 Index. Several stock selections did, however, cause the Portfolio to lag the broader market. Among the largest holdings, Intel and Cisco both suffered from investors' concerns over the near-term future of the economy. The earnings and profitability of both companies are tied closely to the fortunes of the global economy, and as a result their stocks can lag in periods of economic uncertainty. Taiwan Semiconductor, a leading chip maker, was hurt by market speculation that the semiconductor cycle had peaked, though the Portfolio's analysis of the fundamentals indicated that at the end of the period the stock remained attractively valued relative to its growth prospects.

Several of the Portfolio's stocks performed more strongly. Zebra Technology gained as a direct beneficiary of the ongoing move from bar codes to RFID (radio frequency identification) tags. Qualcomm enjoyed strong growth in its CDMA business, and investors also bid the stock up in anticipation of continued growth in the wireless segment. Software giant SAP benefited from an uptick in capital investment, much of it from companies seeking to expand their systems to meet growing regulatory reporting requirements. The consulting firm Accenture also gained from increased corporate spending as companies sought to upgrade their technology infrastructure without committing to new hires. The firm's offshore capabilities were also appealing to clients and to investors.

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LIMITED DURATION PORTFOLIO
For the six-month period ended June 30, 2004, Morgan Stanley Limited Duration Portfolio's Class X shares produced a total return of 0.13 percent versus 0.09 percent for the Lehman Brothers 1-5 Year U.S. Credit Index(7). For the same period, the Portfolio's Class Y shares returned 0.00 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Limited Duration Portfolio's performance relative to the Lehman Brothers 1-5 Year U.S. Credit Index was balanced between two countervailing forces during the period. On the positive side, the Portfolio's interest-rate sensitivity was lower than that of its benchmark. This posture served to limit the damaging effects of the spike in interest rates during April and May.

On the negative side, the Portfolio had a substantial weighting in mortgage- and asset-backed securities. These sectors generally underperformed corporate debt. As a result, the Portfolio's below-benchmark position in the corporate sector was a drag on its overall performance.

MONEY MARKET PORTFOLIO
As of June 30, 2004, Morgan Stanley Variable Investment Series Money Market Portfolio had net assets of more than $286 million and an average Portfolio maturity of 33 days. For the seven-day period ended June 30, 2004, the Portfolio's Class X shares provided an effective annualized yield and a current yield both of 0.63 percent; its 30-day moving average yield for June was 0.59 percent. For the six-month period ended June 30, 2004, the Portfolio's Class X shares returned 0.27 percent.

For the seven-day period ended June 30, 2004 the Portfolio's Class Y shares provided an effective annualized yield and a current yield both of 0.38 percent, while its 30-day moving average yield for June was 0.34 percent. For the six-month period ended June 30, 2004 the Portfolio's Class Y shares provided a total return of 0.15 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Our strategy in managing the Portfolio remained consistent with its long-term focus on maintaining preservation of capital and very high liquidity. The Portfolio adhered to a conservative approach that emphasized purchasing high-quality money market obligations and avoided the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. On June 30, 2004, approximately 66 percent of the Portfolio was invested in high-quality commercial paper, 21 percent in

----------
(7) The LEHMAN BROTHERS U.S. CREDIT INDEX (1-5 YEAR) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

federal agency obligations and the remaining 13 percent in certificates of deposit and short-term bank notes issued by financially strong commercial banks. At the end of the fiscal period, approximately 96 percent of the Portfolio's holdings were due to mature in less than four months.

QUALITY INCOME PORTFOLIO
For the six-month period ending June 30, 2004, Morgan Stanley Quality Income Portfolio's Class X shares produced a total return of -0.08 percent versus 0.15 percent for the Lehman Brothers U.S. Aggregate Index(8). For the same period, the Portfolio's Class Y shares returned -0.20 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio's underperformance relative to the Lehman Brothers U.S. Aggregate Index was driven largely by its interest-rate sensitivity, which was greater than that of its benchmark. This posture caused the Portfolio to be more affected negatively by the spike in interest rates that occurred during April and May than was its benchmark, and it trailed as a result.

On a more positive note, the Portfolio's emphasis on corporate debt gave it increased exposure to the best-performing sector of the bond market. The Portfolio's strategy during the period was to overweight bonds in the BBB-rating range, with a focus on securities from the industrial, paper and energy sectors.

S&P 500 INDEX PORTFOLIO
For the six-month period ending June 30, 2004, Morgan Stanley S&P 500 Portfolio's Class X shares produced a total return of 3.25 percent versus 3.44 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned 3.11 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

All ten sectors of the S&P 500 performed positively for the six-month period, with several key industry groups leading the rest. The industrials sector constituted the biggest contributor to positive performance as the economic recovery continued to show strength. In contributions the industrial sector was followed by energy, which also benefited from the sustained improvement in the economic outlook. A number of individual holdings, including Exxon, eBay and AT&T, also contributed significantly to the Portfolio's performance.

----------
(8) The LEHMAN BROTHERS U.S. AGGREGATE INDEX tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Sectors that contributed less positively to performance included the basic materials and utilities sectors. Within basic materials, performance was alternately positive and negative over much of the period, reaching new lows following a significant fall-off in April that corresponded with a major economic slowdown in China. The basic materials sector recovered in May to end the period only slightly changed. Positions in the utilities sector served similarly as a drag on the Portfolio, as rising rates and a general preference among investors for companies with more dynamic earnings prospects than utilities resulted in generally lackluster performance for companies in this staid sector. Individual holdings that hindered performance over the period included Viacom and Intel; the latter suffered from a general slowdown in the chip market and an announcement in March of lowered earnings expectations.

STRATEGIST PORTFOLIO
For the six-month period ending June 30, 2004, Morgan Stanley Strategist Portfolio's Class X shares produced a total return of 3.30 percent versus 3.44 percent for the S&P 500 Index and versus -0.19 percent for the Lehman Brothers U.S. Government/Credit Index. For the same period, the Portfolio's Class Y shares returned 3.24 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio entered this reporting period with a combined weighting of 70 percent stocks and 30 percent bonds, with no weighting in cash. Relative to what would be for this portfolio a neutral position of 55 percent stocks and 35 percent bonds, this balancing represented a dramatic overweighting toward equities and a slight underweighting in bonds. Applying a consistent top-down strategy, the Portfolio established this position based on expectations that the improving profitability of corporate America and a strong cash flow would continue in 2004. Expecting that the overall economic environment would continue to improve and the Federal Reserve would not intervene in a way that would curtail economic growth and market performance, the Portfolio recognized the potential for equities to outperform bonds and cash significantly for the period.

The Portfolio's allocations were also established by applying these same fundamentals to its sector allocation strategy, as sector weightings were adjusted to reflect expectations for economic growth. In doing so the Portfolio emphasized such cyclical sectors as basic materials, energy, industrials and technology, which would benefit the most under a continued economic expansion. Assessing its bond portfolio, the Portfolio also increased exposure to long-term bonds, believing them to have been oversold during the third quarter of last year and undervalued as a result.

The Portfolio benefited greatly from these positions, particularly its overweighting in equities. During this period the Portfolio's expectations for strong economic performance and improved corporate profitability were met and the Federal Open Market Committee did not act to raise interest rates until late in the period, thereby allowing stocks to become the best-performing asset class and driving the Portfolio's positive performance. The basic materials, energy and industrials sectors performed especially well, which allowed its sector allocation strategy to also benefit the Portfolio significantly. In an attempt to reduce risk over the period the Portfolio also reduced its exposure to small- and mid-cap stocks and in doing so was able to take profits on a part of the market that had recently performed well.

UTILITIES PORTFOLIO
For the six-month period ending June 30, 2004, Morgan Stanley Utilities Portfolio's Class X shares produced a total return of 2.97 percent versus 3.44 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned 2.76 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Morgan Stanley Utilities Portfolio's positive return resulted from solid contributions by all the sectors owned, namely electric utilities, natural gas and telecommunications. The natural gas segment in particular displayed exceptionally robust performance during the period.

While the Portfolio did post positive results, its performance was outpaced by that of the S&P 500 Index, largely because of lackluster performance from certain of its telecommunications holdings, including some of the Regional Bell Operating Companies. However, other holdings with wireless exposure such as Sprint and Alltel outperformed their peers as a result of vigorous growth within the mobile telephone industry.

The Portfolio's positioning in electric and natural gas companies contributed the strongest results to its returns. Electric utilities stocks performed well because of relatively low interest rates, strong fundamentals, strengthening balance sheets, improved dividend growth potential and the heightened overall appeal of the sector, given its positive dividend tax characteristics. Additionally, the Portfolio capitalized on several turnaround opportunities, or special situations. For example, TXU Corp. benefited from a proactive new management team that enacted a more disciplined cost reduction plan combined with a prudent growth strategy enabling a more robust earnings trajectory for the company. Within the natural gas sector, a number of stocks benefited performance, as a result of good demand trends and a favorable pricing environment. Strong performers for the Portfolio within the sector included the Williams Companies, Questar Corp. and Sempra Energy.


/s/ Charles A. Fiumefreddo                                /s/ Mitchell M. Merin

Charles A. Fiumefreddo                                    Mitchell M. Merin
CHAIRMAN OF THE BOARD                                     PRESIDENT


PROXY VOTING POLICIES AND PROCEDURES
A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 869-NEWS or by visiting the Mutual Fund Center on our website at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

MORGAN STANLEY VARIABLE INVESTMENT SERIES
FUND PERFORMANCE - JUNE 30, 2004

          AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED JUNE 30, 2004(1)

                                                                                        SINCE         DATE OF
CLASS X                                            1 YEAR      5 YEARS   10 YEARS     INCEPTION      INCEPTION
-------                                            ------      -------   --------     ---------      ---------
Aggressive Equity                                  20.62%        0.34%       --          0.77%         5/4/99
Dividend Growth                                    17.11        (0.97)    10.02%         9.28          3/1/90
Equity                                             17.90        (2.69)    11.92         12.05          3/9/84
European Growth                                    20.55        (0.09)     9.94         10.67          3/1/91
Global Advantage                                   21.99        (4.31)       --         (2.79)        5/18/98
Global Dividend Growth                             26.63         2.87      8.67          8.40         2/23/94
High Yield                                         11.45       (12.56)    (3.56)         3.28          3/9/84
Income Builder                                     14.40         2.92        --          6.43         1/21/97
Information                                        28.88           --        --        (18.21)        11/6/00
Limited Duration                                    1.13         4.15        --          3.96          5/4/99
Money Market                                        0.55         2.93      4.03          5.21          3/9/84
Quality Income Plus                                 2.03         6.77      7.36          7.76          3/1/87
S&P 500 Index                                      18.51        (2.65)       --          1.54         5/18/98
Strategist                                         17.58         3.02      8.89          9.23          3/1/87
Utilities                                           9.42        (5.47)     6.11          7.01          3/1/90

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS X SHARES WILL VARY FROM THE PERFORMANCE OF CLASS Y SHARES DUE TO DIFFERENCES IN EXPENSES.

----------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

                                                                                                   SINCE
CLASS Y                                                                               1 YEAR     INCEPTION*
-------                                                                               ------     ----------
Aggressive Equity                                                                     20.38%       (8.39)%
Dividend Growth                                                                       16.95         1.99
Equity                                                                                17.62        (8.40)
European Growth                                                                       20.27        (6.41)
Global Advantage                                                                      21.55        (8.82)
Global Dividend Growth                                                                26.34         2.99
High Yield                                                                            11.18       (13.57)
Income Builder                                                                        14.17         4.07
Information                                                                           28.14       (18.45)
Limited Duration                                                                       0.89         3.94
Money Market                                                                           0.30         2.13
Quality Income Plus                                                                    1.78         7.55
S&P 500 Index                                                                         18.19        (5.25)
Strategist                                                                            17.31         1.12
Utilities                                                                              9.16        (8.40)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES DUE TO DIFFERENCES IN EXPENSES.

----------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

* The inception date for each Portfolio was June 5, 2000, except for Information, which commenced operations on November 6, 2000.

MORGAN STANLEY VARIABLE INVESTMENT SERIES - MONEY MARKET
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

                                                                             ANNUALIZED
  PRINCIPAL                                                                     YIELD
  AMOUNT IN                                                                  ON DATE OF           MATURITY
  THOUSANDS                                                                   PURCHASE              DATE                VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 COMMERCIAL PAPER (67.5%)
                 ASSET-BACKED - AUTO (14.0%)
$        6,000   DaimlerChrysler Revolving Auto Conduit                         1.11%             07/13/04         $    5,997,780
         8,050   DaimlerChrysler Revolving Auto Conduit Series II           1.09 - 1.30     07/08/04 - 07/28/04         8,043,716
        12,000   FCAR Owner Trust                                           1.07 - 1.08     07/15/04 - 07/16/04        11,994,837
        14,000   New Center Asset Trust Series II                           1.12 - 1.32     07/12/04 - 08/16/04        13,987,142
                                                                                                                   --------------
                                                                                                                       40,023,475
                                                                                                                   --------------
                 ASSET-BACKED - MORTGAGE (2.8%)
         1,990   Mortgage Interest Networking Trust Series A1P1                 1.25              07/14/04              1,989,102
         6,000   Mortgage Interest Networking Trust Series Plus                 1.22              07/15/04              5,997,153
                                                                                                                   --------------
                                                                                                                        7,986,255
                                                                                                                   --------------
                 BANKING (5.6%)
         6,000   Bank of America Corp.                                          1.06              07/09/04              5,998,587
         5,000   Citicorp                                                       1.13              07/26/04              4,996,076
         5,000   Northern Trust Corp.                                           1.06              07/07/04              4,999,117
                                                                                                                   --------------
                                                                                                                       15,993,780
                                                                                                                   --------------
                 COMPUTER HARDWARE (4.8%)
        13,670   International Business Machines                                1.45              07/01/04             13,670,000
                                                                                                                   --------------
                 FINANCE - AUTOMOTIVE (1.8%)
         5,250   Toyota Motor Credit Corp.                                      1.13              07/20/04              5,246,869
                                                                                                                   --------------
                 FINANCE - CONSUMER (4.9%)
        14,000   Household Finance Corp.                                        1.19        07/14/04 - 07/16/04        13,993,455
                                                                                                                   --------------
                 FINANCE - CORPORATE (2.1%)
         6,000   CIT Group Inc.                                                 1.12              07/12/04              5,997,946
                                                                                                                   --------------
                 FINANCIAL CONGLOMERATES (4.7%)
        13,500   General Electric Capital Corp.                             1.05 - 1.07     07/07/04 - 07/13/04        13,496,771
                                                                                                                   --------------
                 INSURANCE (2.1%)
         6,000   ING America Insurance Holdings Inc.                            1.08              07/22/04              5,996,220
                                                                                                                   --------------
                 INTERNATIONAL BANKS (22.4%)
         7,000   BNP Paribas Finance Inc.                                       1.28              11/01/04              6,969,602
         6,000   CBA (Delaware) Finance Inc.                                    1.45              09/07/04              5,983,567
         9,300   Danske Corp.                                               1.08 - 1.09     07/21/04 - 08/11/04         9,291,270
         5,000   Deutsche Bank Financial LLC                                    1.08              08/13/04              4,993,550
        13,172   HBOS Treasury Services plc                                 1.07 - 1.10     07/01/04 - 07/19/04        13,167,890
         6,000   Nordea North America Inc.                                      1.09              07/30/04              5,994,732
         6,000   Toronto-Dominion Holdings (U.S.A.), Inc.                       1.06              07/06/04              5,999,121
        12,000   Westpac Capital Corp.                                      1.07 - 1.38     08/10/04 - 10/06/04        11,973,298
                                                                                                                   --------------
                                                                                                                       64,373,030
                                                                                                                   --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                             ANNUALIZED
  PRINCIPAL                                                                     YIELD
  AMOUNT IN                                                                  ON DATE OF           MATURITY
  THOUSANDS                                                                   PURCHASE              DATE                VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 INVESTMENT BANKS/BROKERS (2.3%)
$        6,800   Goldman Sachs Group, Inc. (The)                                1.25%             07/02/04         $    6,799,764
                                                                                                                   --------------
                 TOTAL COMMERCIAL PAPER
                   (COST $193,577,565)                                                                                193,577,565
                                                                                                                   --------------
                 U.S. GOVERNMENT AGENCIES (21.8%)
        10,200   Federal Home Loan Banks                                    1.26 - 1.30     08/18/14 - 08/27/04        10,181,275
        38,500   Federal National Mortgage Assoc.                           1.05 - 1.24     07/28/04 - 09/01/04        38,447,504
        13,800   Freddie Mac                                                1.10 - 1.41     07/20/04 - 01/11/05        13,749,858
                                                                                                                   --------------
                 TOTAL U.S. GOVERNMENT AGENCIES
                   (COST $62,378,637)                                                                                  62,378,637
                                                                                                                   --------------
                 CERTIFICATES OF DEPOSIT (9.8%)
         7,000   First Tennessee Bank N.A.                                      1.34              08/23/04              7,000,000
         7,000   State Street Bank & Trust                                      1.10              07/23/04              7,000,000
        14,000   Wells Fargo Bank, N.A.                                     1.09 - 1.10     07/07/04 - 07/08/04        14,000,000
                                                                                                                   --------------
                 TOTAL CERTIFICATES OF DEPOSIT
                   (COST $28,000,000)                                                                                  28,000,000
                                                                                                                   --------------
                 SHORT-TERM BANK NOTES (2.8%)
         8,000   Bank of America, N.A.
                   (COST $8,000,000)                                            1.20               08/24/04             8,000,000
                                                                                                                   --------------
                 TOTAL INVESTMENTS
                   (COST $291,956,202) (a)                                                          101.9%            291,956,202
                 LIABILITIES IN EXCESS OF OTHER ASSETS                                               (1.9)             (5,298,462)
                                                                                                    -----          --------------
                 NET ASSETS                                                                         100.0%         $  286,657,740
                                                                                                    =====          ==============

----------
(a)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES - LIMITED DURATION
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 CORPORATE BONDS (36.3%)
                 AEROSPACE & DEFENSE (0.5%)
$          155   Lockheed Martin Corp.                                         8.20%         12/01/09         $      181,835
           230   Mcdonnell Douglas Corp.                                      6.875          11/01/06                246,264
           120   Raytheon Co.                                                  4.85          01/15/11                119,265
            50   Raytheon Co.                                                  6.15          11/01/08                 53,387
           190   Raytheon Co.                                                  6.75          08/15/07                205,917
           150   Raytheon Co.                                                  8.30          03/01/10                176,153
                                                                                                              --------------
                                                                                                                     982,821
                                                                                                              --------------
                 AIR FREIGHT/COURIERS (0.1%)
           145   Fedex Corp.                                                  6.875          02/15/06                153,634
           130   Fedex Corp. - 144A*                                           2.65          04/01/07                126,324
                                                                                                              --------------
                                                                                                                     279,958
                                                                                                              --------------
                 AIRLINES (0.1%)
           258   Southwest Airlines Co. (Series 01-1)                         5.496          11/01/06                267,553
                                                                                                              --------------
                 AUTO PARTS: O.E.M. (0.2%)
           290   Johnson Controls, Inc.                                        5.00          11/15/06                301,282
                                                                                                              --------------
                 BEVERAGES: ALCOHOLIC (0.2%)
           330   Miller Brewing Co. - 144A*                                    4.25          08/15/08                328,697
                                                                                                              --------------
                 BROADCASTING (0.3%)
           505   Clear Channel Communications, Inc.                            7.65          09/15/10                569,643
                                                                                                              --------------
                 BUILDING PRODUCTS (0.1%)
           145   Masco Corp.                                                  4.625          08/15/07                148,493
                                                                                                              --------------
                 CABLE/SATELLITE TV (0.5%)
           490   Comcast Cable Communications                                 6.875          06/15/09                535,276
           270   Comcast Corp.                                                 5.85          01/15/10                282,068
           150   Cox Communications Inc.                                       7.75          08/15/06                163,096
                                                                                                              --------------
                                                                                                                     980,440
                                                                                                              --------------
                 CHEMICALS: MAJOR DIVERSIFIED (0.1%)
           115   ICI Wilmington Inc.                                           6.95          09/15/04                115,942
           135   ICI Wilmington Inc.                                          4.375          12/01/08                132,558
                                                                                                              --------------
                                                                                                                     248,500
                                                                                                              --------------
                 CONTAINERS/PACKAGING (0.0%)
            90   Sealed Air Corp. - 144A*                                      6.95          05/15/09                 98,351
                                                                                                              --------------
                 DEPARTMENT STORES (0.5%)
           665   Federated Department Stores, Inc.                            6.625          09/01/08                720,159
           260   May Department Stores Co.                                    6.875          11/01/05                272,503
                                                                                                              --------------
                                                                                                                     992,662
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 DISCOUNT STORES (0.1%)
$          100   Target Corp.                                                  7.50%         02/15/05         $      103,083
                                                                                                              --------------
                 DRUGSTORE CHAINS (0.4%)
           175   CVS Corp.                                                    3.875          11/01/07                175,273
           640   CVS Corp.                                                    5.625          03/15/06                667,471
                                                                                                              --------------
                                                                                                                     842,744
                                                                                                              --------------
                 ELECTRIC UTILITIES (2.6%)
           525   Appalachian Power Co. (Series G)                              3.60          05/15/08                512,333
           303   Columbus Southern Power Co.                                   4.40          12/01/10                294,536
         1,050   Consolidated Natural Gas Co. (Series B)                      5.375          11/01/06              1,093,320
           430   Constellation Energy Group                                    6.35          04/01/07                457,644
           175   Duke Energy Corp.                                             3.75          03/05/08                172,729
           270   Duke Energy Corp.                                             4.50          04/01/10                265,883
           170   Entergy Gulf States, Inc.                                     3.60          06/01/08                164,173
           255   Exelon Corp.                                                  6.75          05/01/11                277,700
           570   Pacific Gas & Electric                                        3.60          03/01/09                549,258
         1,150   Public Service Electric & Gas Co.                            1.695          06/23/06              1,149,817
            65   Southern California Edison Co.                                5.00          01/15/14                 63,356
           185   Wisconsin Electric Power Co.                                  4.50          05/15/13                176,623
                                                                                                              --------------
                                                                                                                   5,177,372
                                                                                                              --------------
                 ELECTRICAL PRODUCTS (0.1%)
           245   Cooper Industries Inc.                                        5.25          07/01/07                255,675
                                                                                                              --------------
                 ENVIRONMENTAL SERVICES (0.4%)
            60   USA Waste Services, Inc.                                     7.125          10/01/07                 65,861
           455   Waste Management, Inc.                                       6.875          05/15/09                500,093
           130   WMX Technologies, Inc.                                        7.00          10/15/06                139,759
                                                                                                              --------------
                                                                                                                     705,713
                                                                                                              --------------
                 FINANCE/RENTAL/LEASING (2.4%)
           520   American Honda Finance Corp. - 144A*                          3.85          11/06/08                511,282
           600   CIT Group Inc.                                               1.409          11/04/05                601,175
           330   CIT Group Inc.                                               2.875          09/29/06                325,851
           630   CIT Group Inc.                                                6.50          02/07/06                663,978
            70   CIT Group Inc.                                               7.375          04/02/07                 76,630
           790   Countrywide Home Loans, Inc.                                  3.25          05/21/08                760,622
           550   Ford Motor Credit Co.                                        6.875          02/01/06                577,108
           230   Ford Motor Credit Co.                                         6.50          01/25/07                241,809
           100   Hertz Corp.                                                   7.00          07/01/04                100,000
           760   MBNA Corp.                                                   6.125          03/01/13                786,211
                                                                                                              --------------
                                                                                                                   4,644,666
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 FINANCIAL CONGLOMERATES (3.9%)
$          150   Chase Manhattan Corp.                                         6.00%         02/15/09         $      159,123
           220   Citicorp.                                                     6.75          08/15/05                230,225
           195   Citigroup Global Markets                                     1.579          12/12/06                195,047
           555   Citigroup Inc.                                                5.50          08/09/06                580,063
           560   Citigroup Inc.                                                5.75          05/10/06                586,942
           120   General Electric Capital Corp.                                4.25          12/01/10                116,825
         1,510   General Electric Capital Corp.                               5.375          03/15/07              1,585,003
           880   General Motors Acceptance Corp.                               4.50          07/15/06                889,814
         1,040   General Motors Acceptance Corp.                              6.125          08/28/07              1,085,967
           410   Ing Security Life Institutional - 144A*                       2.70          02/15/07                403,582
           315   JP Morgan Chase & Co.                                         5.25          05/30/07                328,978
           515   Pricoa Global Funding I - 144A*                               3.90          12/15/08                506,168
           340   Prudential Funding LLC (Series MTN) - 144A*                   6.60          05/15/08                371,091
           475   Prudential Insurance Co. - 144A*                             6.375          07/23/06                504,446
                                                                                                              --------------
                                                                                                                   7,543,274
                                                                                                              --------------
                 FOOD RETAIL (1.0%)
           325   Albertson's, Inc.                                             7.50          02/15/11                366,725
           285   Kroger Co.                                                   7.375          03/01/05                294,047
           505   Kroger Co.                                                   7.625          09/15/06                547,684
           785   Safeway Inc.                                                  6.15          03/01/06                821,105
                                                                                                              --------------
                                                                                                                   2,029,561
                                                                                                              --------------
                 FOOD: MAJOR DIVERSIFIED (0.7%)
           125   General Mills Inc.                                           3.875          11/30/07                124,687
           315   Kraft Foods Inc.                                              4.00          10/01/08                310,700
           675   Kraft Foods Inc.                                              5.25          06/01/07                702,471
           225   Kraft Foods Inc.                                             5.625          11/01/11                229,232
                                                                                                              --------------
                                                                                                                   1,367,090
                                                                                                              --------------
                 FOOD: MEAT/FISH/DAIRY (0.3%)
           520   Conagra Foods, Inc.                                           6.00          09/15/06                547,423
                                                                                                              --------------
                 FOREST PRODUCTS (0.8%)
           175   Weyerhaeuser Co.                                             6.125          03/15/07                185,011
         1,205   Weyerhaeuser Co.                                              6.75          03/15/12              1,306,929
                                                                                                              --------------
                                                                                                                   1,491,940
                                                                                                              --------------
                 GAS DISTRIBUTORS (0.2%)
            48   Ras Laffan Liquid Natural Gas Co. Ltd. - 144A* (Qatar)       7.628          09/15/06                 50,090
           230   Sempra Energy                                                6.925          07/01/04                230,000
                                                                                                              --------------
                                                                                                                     280,090
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 HOME BUILDING (0.1%)
$          115   Centex Corp.                                                  9.75%         06/15/05         $      121,884
                                                                                                              --------------
                 HOME FURNISHINGS (0.1%)
           120   Mohawk Industries, Inc. (Class C)                             6.50          04/15/07                128,124
                                                                                                              --------------
                 HOME IMPROVEMENT CHAINS (0.2%)
           330   Lowe's Companies, Inc.                                        7.50          12/15/05                351,582
                                                                                                              --------------
                 HOTELS/RESORTS/CRUISELINES (0.4%)
           250   Hyatt Equities LLC - 144A*                                   6.875          06/15/07                265,971
           290   Marriott International, Inc. (Series D)                      8.125          04/01/05                301,462
            90   Marriott International, Inc. (Series E)                       7.00          01/15/08                 98,105
           130   Starwood Hotels & Resorts Inc.                               7.375          05/01/07                137,475
                                                                                                              --------------
                                                                                                                     803,013
                                                                                                              --------------
                 INDUSTRIAL CONGLOMERATES (0.6%)
         1,100   Honeywell International, Inc.                                5.125          11/01/06              1,144,575
                                                                                                              --------------
                 INSURANCE BROKERS/SERVICES (0.5%)
           250   Farmers Insurance Exchange - 144A*                            8.50          08/01/04                250,832
           780   Marsh & McLennan Companies Inc.                              5.375          03/15/07                817,686
                                                                                                              --------------
                                                                                                                   1,068,518
                                                                                                              --------------
                 INTEGRATED OIL (0.9%)
           640   Amerada Hess Corp.                                            6.65          08/15/11                678,211
           660   Conoco Funding Co. (Canada)                                   5.45          10/15/06                691,214
           430   ConocoPhillips                                                8.50          05/25/05                452,179
                                                                                                              --------------
                                                                                                                   1,821,604
                                                                                                              --------------
                 INVESTMENT BANKS/BROKERS (1.5%)
           830   Goldman Sachs Group Inc.                                     4.125          01/15/08                833,191
            35   Lehman Brothers Holdings, Inc.                                1.27          04/20/07                 35,008
         1,200   Lehman Brothers Holdings, Inc.                                8.25          06/15/07              1,350,272
                                                                                                              --------------
                                                                                                                   2,218,471
                                                                                                              --------------
                 INVESTMENT MANAGERS (0.2%)
           455   TIAA Global Markets - 144A*                                   5.00          03/01/07                472,653
                                                                                                              --------------
                 LIFE/HEALTH INSURANCE (2.0%)
         1,625   Genworth Financial, Inc.                                     1.619          06/15/07              1,625,013
           645   John Hancock Financial Services, Inc.                        5.625          12/01/08                678,784
           270   John Hancock Global Funding - 144A*                          5.625          06/27/06                282,689
           395   John Hancock Global Funding II - 144A*                        7.90          07/02/10                458,155
           175   MetLife, Inc. (Note 4)                                        5.25          12/01/06                181,580
           525   Monumental Global Funding II - 144A*                          6.05          01/19/06                554,504
                                                                                                              --------------
                                                                                                                   3,780,725
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 MAJOR BANKS (3.9%)
$          720   ABN Amro Bank NV                                              1.25%         05/11/07         $      721,337
           655   Bank of America Corp.                                        3.375          02/17/09                629,760
           260   Bank of America Corp.                                        3.875          01/15/08                259,792
           445   Bank of America Corp.                                         4.75          10/15/06                459,578
           215   Bank of New York (The)                                        5.20          07/01/07                224,623
           295   Bank One Corp.                                                6.00          02/17/09                313,866
           475   Bank One NA Illinois                                          1.28          05/05/06                475,638
           410   Bank One NA Illinois                                          5.50          03/26/07                431,061
            55   Chase Manhattan Corp.                                         7.00          11/15/09                 61,134
           460   Citicorp                                                     6.375          11/15/08                496,440
           395   FleetBoston Financial Corp.                                   7.25          09/15/05                416,367
           155   Household Finance Corp.                                      4.125          12/15/08                152,940
           140   Household Finance Corp.                                      5.875          02/01/09                147,935
            95   Household Finance Corp.                                      6.375          10/15/11                101,552
           265   Household Finance Corp.                                       6.40          06/17/08                285,317
           125   Household Finance Corp.                                       6.75          05/15/11                136,789
           285   Huntington National Bank                                      2.75          10/16/06                282,641
           475   Key Bank NA                                                  7.125          08/15/06                515,208
           325   Wachovia Corp.                                               3.625          02/17/09                315,563
           720   Wachovia Corp.                                                4.95          11/01/06                746,223
           405   Wells Fargo Co.                                              1.427          03/03/06                405,645
                                                                                                              --------------
                                                                                                                   7,579,409
                                                                                                              --------------
                 MAJOR TELECOMMUNICATIONS (1.6%)
           245   AT&T Corp.                                                    8.05          11/15/11                251,894
           470   Deutsche Telekom International Finance Corp. (Netherlands)    8.50          06/15/10                549,877
           285   Telecom Italia Capital SpA - 144A* (Luxembourg)               4.00          11/15/08                280,245
         1,000   Verizon Communications, Inc.                                  6.36          04/15/06              1,052,396
           660   Verizon Global Funding Corp.                                 6.125          06/15/07                703,844
           150   Verizon Global Funding Corp.                                  7.25          12/01/10                167,913
                                                                                                              --------------
                                                                                                                   3,006,169
                                                                                                              --------------
                 MANAGED HEALTH CARE (1.3%)
           465   Aetna, Inc.                                                  7.375          03/01/06                495,811
           255   Aetna, Inc.                                                  7.875          03/01/11                294,500
           495   Anthem, Inc.                                                 4.875          08/01/05                505,064
           240   Anthem Insurance Companies, Inc. - 144A*                     9.125          04/01/10                294,712
           105   UnitedHealth Group Inc.                                       5.20          01/17/07                109,305
           445   UnitedHealth Group Inc.                                       7.50          11/15/05                472,342
           380   Wellpoint Health Network, Inc.                               6.375          06/15/06                403,068
                                                                                                              --------------
                                                                                                                   2,574,802
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 MEDIA CONGLOMERATES (0.8%)
$          440   News American, Inc.                                           4.75%         03/15/10         $      437,786
           172   News American, Inc.                                          6.625          01/09/08                186,154
           400   Time Warner, Inc.                                             6.15          05/01/07                423,794
           465   Time Warner, Inc.                                            6.125          04/15/06                487,332
                                                                                                              --------------
                                                                                                                   1,535,066
                                                                                                              --------------
                 MOTOR VEHICLES (0.5%)
           155   DaimlerChrysler North American Holdings Co.                   4.05          06/04/08                152,117
           730   DaimlerChrysler North American Holdings Co.                   6.40          05/15/06                768,659
                                                                                                              --------------
                                                                                                                     920,776
                                                                                                              --------------
                 MULTI-LINE INSURANCE (1.4%)
           180   American General Finance Corp.                               5.875          07/14/06                189,091
           800   American General Finance Corp.                               4.625          09/01/10                791,037
           250   Equitable Life Assurance Society - 144A*                      6.95          12/01/05                264,520
           830   Hartford Financial Services Group, Inc.                       7.75          06/15/05                867,978
           185   Hartford Financial Services Group, Inc.                      2.375          06/01/06                182,084
           120   Hartford Financial Services Group, Inc.                       7.90          06/15/10                139,229
           190   International Lease Finance Corp.                             3.75          08/01/07                189,321
                                                                                                              --------------
                                                                                                                   2,623,260
                                                                                                              --------------
                 OIL & GAS PIPELINES (0.0%)
            90   Panhandle Eastern Pipe Line Co. - 144A*                       2.75          03/15/07                 86,427
                                                                                                              --------------
                 OIL & GAS PRODUCTION (1.0%)
           265   Kerr-McGee Corp.                                             5.875          09/15/06                277,197
           265   Kerr-McGee Corp.                                             6.875          09/15/11                285,482
           295   Nexen Inc. (Canada)                                           5.05          11/20/13                283,440
           480   Pemex Project Funding Master Trust                           7.875          02/01/09                524,400
           275   Pemex Project Funding Master Trust                            8.00          11/15/11                297,688
           210   Pemex Project Funding Master Trust                           9.125          10/13/10                241,500
                                                                                                              --------------
                                                                                                                   1,909,707
                                                                                                              --------------
                 OIL REFINING/MARKETING (0.4%)
           250   Ashland Inc.                                                  7.83          08/15/05                261,884
           550   Marathon Oil Corp.                                           5.375          06/01/07                574,863
                                                                                                              --------------
                                                                                                                     836,747
                                                                                                              --------------
                 OTHER CONSUMER SERVICES (0.1%)
           220   Cendant Corp.                                                 6.25          01/15/08                234,796
                                                                                                              --------------
                 OTHER METALS/MINERALS (0.4%)
           620   Inco Ltd. (Canada)                                            7.75          05/15/12                706,245
                                                                                                              --------------
                 PHARMACEUTICALS: MAJOR (0.1%)
           265   Schering-Plough Corp.                                         5.30          12/01/13                260,715
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 PROPERTY - CASUALTY INSURERS (0.6%)
$          580   Allstate Finance Global Funding II - 144A* (Note 4)          2.625%         10/22/06         $      573,052
           595   Mantis Reef Ltd. - 144A* (Australia)                         4.692          11/14/08                588,237
                                                                                                              --------------
                                                                                                                   1,161,289
                                                                                                              --------------
                 PULP & PAPER (0.4%)
           275   International Paper Co.                                       3.80          04/01/08                271,233
           280   MeadWestvaco Corp.                                            2.75          12/01/05                279,155
           260   Sappi Papier Holding AG - 144A* (Austria)                     6.75          06/15/12                277,881
                                                                                                              --------------
                                                                                                                     828,269
                                                                                                              --------------
                 RAILROADS (0.2%)
           160   Union Pacific Corp.                                          3.625          06/01/10                150,662
           275   Union Pacific Corp.                                           6.79          11/09/07                299,619
                                                                                                              --------------
                                                                                                                     450,281
                                                                                                              --------------
                 REAL ESTATE DEVELOPMENT (0.5%)
           757   World Financial Properties - 144A*                            6.91          09/01/13                823,484
           223   World Financial Properties - 144A*                            6.95          09/01/13                243,281
                                                                                                              --------------
                                                                                                                   1,066,765
                                                                                                              --------------
                 REGIONAL BANKS (0.4%)
           310   US Bancorp                                                    5.10          07/15/07                323,359
           400   US Bank NA                                                    2.85          11/15/06                399,613
                                                                                                              --------------
                                                                                                                     722,972
                                                                                                              --------------
                 SAVINGS BANKS (0.4%)
           165   Washington Mutual Inc.                                        7.50          08/15/06                178,916
           505   Washington Mutual Inc.                                        8.25          04/01/10                588,708
                                                                                                              --------------
                                                                                                                     767,624
                                                                                                              --------------
                 TOBACCO (0.3%)
           345   Altria Group Inc.                                            5.625          11/04/08                346,831
           260   Philip Morris Companies, Inc.                                 7.65          07/01/08                280,398
                                                                                                              --------------
                                                                                                                     627,229
                                                                                                              --------------
                 TOTAL CORPORATE BONDS
                   (COST $70,156,116)                                                                             69,996,728
                                                                                                              --------------
                 U.S. GOVERNMENT & AGENCY OBLIGATIONS (21.5%)
        18,825   Federal Home Loan Mortgage Corp.                              2.75          08/15/06             18,704,727
        17,000   Federal Home Loan Mortgage Corp.                             2.875          05/15/07             16,754,044
         2,000   U.S. Treasury Note                                            7.25          08/15/04              2,015,314
         4,000   U.S. Treasury Note                                           7.875          11/15/04              4,094,064
                                                                                                              --------------
                 TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                   (COST $41,777,653)                                                                             41,568,149
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 ASSET-BACKED SECURITIES (19.6%)
                 FINANCE/RENTAL/LEASING
$          800   American Express Credit Account Master Trust 2001-2A          5.53%         10/15/08         $      835,964
           900   American Express Credit Account Master Trust 2003-4 A         1.69          01/15/09                877,095
           775   Americredit Automoblie Receivables Trust 2004-BM A3           2.07          08/06/08                759,925
           550   BMW Vehicle Owner Trust 2002-2A4                              4.46          05/25/07                559,664
           500   Capital Auto Receivables Asset Trust 2002-2A                  4.50          10/15/07                508,923
           700   Capital Auto Receivables Asset Trust 2002-3 A3                3.58          10/16/06                708,567
           800   Chase Credit Card Master Trust 2001-4 A                       5.50          11/17/08                837,039
           475   Chase Manhattan Auto Owner Trust 2002-B A4                    4.21          01/15/09                483,971
           450   Chase Manhattan Auto Owner Trust 2002A                        4.24          09/15/08                457,358
         1,500   Chase Manhattan Auto Owner Trust 2003-C A4                    2.94          06/15/10              1,477,448
         1,300   Chase Manhattan Auto Owners Trust 2004-A A4                   2.83          09/15/10              1,269,232
         1,050   Citibank Credit Card Issuance Trust 2002A                     4.40          05/15/07              1,069,974
           700   Citibank Credit Card Issuance Trust 2003-A2                   2.70          01/15/08                698,965
           900   Citibank Credit Issuance Trust                                6.90          10/15/07                948,949
            40   Connecticut RRB Special Purpose Trust CL&P-1                  5.36          03/30/07                 40,871
           450   Daimler Chrysler Auto Trust 2002-A A4                         4.49          10/06/08                458,686
           900   Daimler Chrysler Auto Trust 2002-C A3                         3.09          01/08/08                901,363
         1,000   Daimler Chysler Auto Trust 2003-B A4                          2.86          03/09/09                986,440
         1,400   Diamler Chrysler Auto Trust 2004-A A4                         2.58          04/08/09              1,366,140
           525   Fifth Third Auto Trust 2004-A A3                              3.19          02/20/08                525,536
         1,000   Fleet Credit Card Master Trust II 2002-C                      2.75          04/15/08              1,002,268
           113   Ford Credit Auto Owner Trust 2002-B A3A                       4.14          12/15/05                113,458
           150   Ford Credit Auto Owner Trust 2002-B A4                        4.75          08/15/06                153,372
         1,000   Ford Credit Auto Owner Trust 2002-C A4                        3.79          09/15/06              1,013,545
           950   Ford Credit Auto Owner Trust 2002-D                           3.13          11/15/06                957,220
           500   Harley-Davidson Motorcycle Trust 2002-2                       3.09          06/15/10                503,594
           500   Harley-Davidson Motorcycle Trust 2002-1                       4.50          01/15/10                511,781
           600   Harley-Davidson Motorcycle Trust 2003-1                       2.63          11/15/10                598,161
         1,200   Harley-Davidson Motorcycle Trust 2003-3                       2.76          05/15/11              1,189,126
           900   Harley-Davidson Motorcycle Trust 2004-2 A2                    3.56          02/15/12                899,955
            45   Honda Auto Receivables Owner Trust 2002-1                     3.50          10/17/05                 44,892
           575   Honda Auto Receivables Owner Trust 2002-4                     2.70          03/17/08                572,434
         1,050   Honda Auto Receivables Owner Trust 2003-1                     2.48          07/18/08              1,041,511
         1,400   Honda Auto Receivables Owner Trust 2003-3 A4                  2.77          11/21/08              1,384,241
            85   Household Automotive Trust 2001-3 A3                          3.68          04/17/06                 85,212
           400   Hyundai Auto Receivables Trust 2003-A A3                      2.33          11/15/07                396,886
           450   MBNA Credit Card Master Trust 1997-JA                         3.90          11/15/07                456,884
         1,400   MBNA Credit Card Master Trust 2004-A4 A4                      2.70          09/15/09              1,370,393
           325   MBNA Master Credit Card Trust 1997-J                         1.359          02/15/07                325,264

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
$          104   National City Auto Trust 2002-A                               4.04%         07/15/06         $      104,432
            55   Nissan Auto Receivables Owner Trust                           4.80          02/15/07                 56,020
            34   Nissan Auto Receivables Owner Trust 2002-A A3                 3.58          09/15/05                 34,058
           400   Nissan Auto Receivables Owner Trust 2002B                     4.60          09/17/07                407,870
         1,500   Nissan Auto Receivables Owner Trust 2003-A A4                 2.61          07/15/08              1,484,210
         1,100   Nissan Auto Receivables Owner Trust 2004-A A4                 2.76          07/15/09              1,073,035
           200   Nordstrom Private Label Credit Card Master
                   Trust - 144A* 2001-1A A                                     4.82          04/15/10                206,556
         1,275   TXU Electric Delivery Transition Bond
                   Company LLC 2004-1 A1                                       3.50          11/15/11              1,272,061
         1,400   USAA Auto Owner Trust 2004-1 A4                               2.67          10/15/10              1,368,571
           793   Volkswagen Auto Lease Trust 2002-A                            2.36          12/20/05                795,169
         1,400   Whole Auto Loan Trust 2003-1 A4                               2.58          03/15/10              1,374,678
         1,300   William Street Funding Corp. 2003-1 A - 144A*                 1.42          04/23/06              1,302,087
                                                                                                              --------------
                 TOTAL ASSET-BACKED SECURITIES
                   (COST $38,237,044)                                                                             37,871,054
                                                                                                              --------------
                 MORTGAGE-BACKED SECURITIES (19.6%)
           700   Federal Home Loan Mortgage Corp.                             3.642             **                   692,344
           350   Federal Home Loan Mortgage Corp.                              7.50             **                   376,250
           178   Federal Home Loan Mortgage Corp.                              7.50          08/01/32                191,628
         1,052   Federal Home Loan Mortgage Corp. Gold                         7.50    02/01/27 - 04/01/32         1,132,064
           750   Federal National Mortgage Assoc.                             3.726             **                   746,250
           400   Federal National Mortgage Assoc.                              3.80          06/01/34                398,438
           225   Federal National Mortgage Assoc.                              6.50             **                   234,281
           225   Federal National Mortgage Assoc.                              6.50             **                   233,508
        11,349   Federal National Mortgage Assoc.                              6.50    09/01/28 - 01/01/33        11,828,994
        12,688   Federal National Mortgage Assoc.                              7.00    11/01/24 - 03/01/34        13,395,304
         3,650   Federal National Mortgage Assoc.                              7.50             **                 3,905,500
         4,355   Federal National Mortgage Assoc.                              7.50    03/01/24 - 02/01/32         4,663,079
                                                                                                              --------------
                 TOTAL MORTGAGE-BACKED SECURITIES
                   (COST $37,757,640)                                                                             37,797,640
                                                                                                              --------------
                 FOREIGN GOVERNMENT OBLIGATIONS (1.4%)
           160   Quebec Province (Canada)                                      5.50          04/11/06                167,059
           675   Quebec Province (Canada)                                     6.125          01/22/11                729,264
           390   United Mexican States (Mexico)                               8.625          03/12/08                441,285
           240   United Mexican States (Mexico)                               9.875          02/01/10                288,960
           980   United Mexican States (Mexico)                               8.375          01/14/11              1,109,853
                                                                                                              --------------
                 TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                   (COST $2,810,221)                                                                               2,736,421
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 COLLATERALIZED MORTGAGE OBLIGATIONS (1.3%)
$          668   Federal Home Loan Mortgage Corp.                              3.50%         11/15/32         $      671,447
         1,388   Federal Home Loan Mortgage Corp.                              5.50          02/15/12              1,420,003
           343   Federal National Mortgage Assoc.                              5.00          09/25/12                343,338
                                                                                                              --------------
                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                   (COST $2,487,068)                                                                               2,434,788
                                                                                                              --------------
                 SHORT-TERM INVESTMENTS (2.9%)
                 REPURCHASE AGREEMENT (2.6%)
         4,952   The Bank of New York (dated 06/30/04;
                   proceeds $4,951,901)
                   (COST $4,951,763) (a)                                       1.00          07/01/04              4,951,763
                                                                                                              --------------
                 U.S. GOVERNMENT OBLIGATIONS (b) (0.3%)
           175   U.S. Treasury Bill+                                          0.945          07/15/04                174,936
           450   U.S. Treasury Bill+                                           0.98          09/23/04                448,971
                                                                                                              --------------
                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                   (COST $623,907)                                                                                   623,907
                                                                                                              --------------
                 TOTAL SHORT-TERM INVESTMENTS
                   (COST $5,575,670)                                                                               5,575,670
                                                                                                              --------------
                 TOTAL INVESTMENTS
                   (COST $198,801,412) (c) (d)                                                102.6%             197,980,450
                 LIABILITIES IN EXCESS OF OTHER ASSETS                                         (2.6)              (5,028,313)
                                                                                              -----           --------------
                 NET ASSETS                                                                   100.0%          $  192,952,137
                                                                                              =====           ==============

----------
*    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
** SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
+ ALL OR A PORTION OF THIS SECURITY HAS BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN AN AMOUNT EQUAL TO $352,200.
(a) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOC. ADJUSTED RATE MORTGAGE 4.197% DUE 03/01/34 VALUED AT $5,050,798.
(b) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(c) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $52,708,231 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND OPEN FUTURES CONTRACTS.
(d) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. The aggregate gross unrealized appreciation is $841,256 and the aggregate gross unrealized depreciation is $1,662,218, resulting in net unrealized depreciation of $820,962.

                        SEE NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS OPEN AT JUNE 30, 2004:

                                                                                 UNREALIZED
NUMBER OF                  DESCRIPTION, DELIVERY            UNDERLYING FACE     APPRECIATION/
CONTRACTS    LONG/SHORT       MONTH, AND YEAR               AMOUNT AT VALUE     (DEPRECIATION)
----------------------------------------------------------------------------------------------
   252         Short       U.S. Treasury Notes 5 year
                           September 2004                   $   (27,389,250)    $     (203,556)
   134         Short       U.S. Treasury Notes 10 year
                           September 2004                       (14,649,969)          (207,753)
    25         Long        U.S. Treasury Notes 2 year
                           September 2004                         5,263,672              8,101
                                                                                --------------
               Net unrealized depreciation                                      $     (403,208)
                                                                                ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 CORPORATE BONDS (84.6%)
                 ADVERTISING/MARKETING SERVICES (0.3%)
$        1,170   WPP Finance (UK) Corp. - 144A* (United Kingdom)              5.875%         06/15/14         $    1,176,986
                                                                                                              --------------
                 AEROSPACE & DEFENSE (2.1%)
           715   Lockheed Martin Corp.                                         7.70          06/15/08                807,255
         1,465   Lockheed Martin Corp.                                         8.50          12/01/29              1,843,070
           890   Northrop Grumman Corp.                                       7.125          02/15/11              1,001,489
         4,620   Raytheon Co.                                                  6.15          11/01/08              4,932,950
         1,258   Systems 2001 Asset Trust - 144A*                             6.664          09/15/13              1,357,516
                                                                                                              --------------
                                                                                                                   9,942,280
                                                                                                              --------------
                 AIR FREIGHT/COURIERS (1.1%)
         4,383   Federal Express Corp. (Series 97 - A)                         7.50          01/15/18              4,988,404
                                                                                                              --------------
                 AIRLINES (2.4%)
         3,618   America West Airlines, Inc. (Class A)                         6.85          07/02/09              3,643,049
         1,566   America West Airlines, (Series 01-1)                          7.10          04/02/21              1,652,430
         1,241   Continental Airlines, Inc. (Series 974A)                      6.90          01/02/18              1,167,008
         3,000   Continental Airlines, Inc. (Series 99 - 2)                   7.056          09/15/09              2,969,774
         1,865   Southwest Airlines Co. (Series 01-1)                         5.496          11/01/06              1,934,056
                                                                                                              --------------
                                                                                                                  11,366,317
                                                                                                              --------------
                 BROADCASTING (0.6%)
         2,424   Clear Channel Communications, Inc.                            7.65          09/15/10              2,734,284
                                                                                                              --------------
                 CABLE/SATELLITE TV (1.2%)
         4,405   Comcast Corp.                                                 6.50          01/15/15              4,574,253
         1,020   TCI Communications, Inc.                                     7.875          02/15/26              1,154,273
                                                                                                              --------------
                                                                                                                   5,728,526
                                                                                                              --------------
                 CHEMICALS: MAJOR DIVERSIFIED (0.3%)
         1,440   ICI Wilmington Inc.                                          4.375          12/01/08              1,413,953
                                                                                                              --------------
                 CONTAINERS/PACKAGING (0.3%)
         1,495   Sealed Air Corp - 144A*                                      5.625          07/15/13              1,479,370
                                                                                                              --------------
                 DEPARTMENT STORES (2.1%)
         3,920   Federated Department Stores, Inc.                             6.90          04/01/29              4,079,015
         1,875   May Department Stores Co., Inc.                               5.95          11/01/08              1,968,116
         1,090   May Department Stores Co., Inc.                               6.70          09/15/28              1,086,351
         2,000   May Department Stores Co., Inc.                               6.90          01/15/32              2,057,470
           405   May Department Stores Co., Inc.                              7.875          03/01/30                462,234
                                                                                                              --------------
                                                                                                                   9,653,186
                                                                                                              --------------
                 DISCOUNT STORES (0.3%)
         1,117   Wal-Mart Stores, Inc. (Series V92A1)                          7.49          06/21/07              1,208,916
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 DRUGSTORE CHAINS (0.9%)
$          970   CVS Corp.                                                    3.875%         11/01/07         $      971,510
         2,345   CVS Corp.                                                    5.625          03/15/06              2,445,654
           991   CVS Corp. - 144A *                                           5.789          01/10/26                969,091
                                                                                                              --------------
                                                                                                                   4,386,255
                                                                                                              --------------
                 ELECTRIC UTILITIES (9.3%)
         1,750   Appalachian Power Co. (Series H)                              5.95          05/15/33              1,618,941
         1,770   Arizona Public Service Co.                                    5.80          06/30/14              1,775,029
         3,085   Carolina Power & Light Co.                                   5.125          09/15/13              3,043,226
         1,545   Cincinnati Gas & Electric Co.                                 5.70          09/15/12              1,582,204
         1,010   Cincinnati Gas & Electric Co. (Series A)                      5.40          06/15/33                876,562
           930   Cincinnati Gas & Electric Co. (Series B)                     5.375          06/15/33                804,088
         2,155   Columbus Southern Power Co. (Series D)                        6.60          03/01/33              2,202,729
         5,000   Consolidated Edison Co. (Series B)                            7.50          09/01/10              5,727,735
         2,370   Consolidated Natural Gas Co.                                  6.25          11/01/11              2,525,316
           415   Consolidated Natural Gas Co. (Series A)                       5.00          03/01/14                398,328
         1,450   Constellation Energy Group, Inc.                              7.60          04/01/32              1,605,559
         2,250   Detroit Edison Co.                                           6.125          10/01/10              2,400,970
           150   Duke Energy Corp.                                             3.75          03/05/08                148,054
         2,345   Duke Energy Corp.                                             4.50          04/01/10              2,309,239
         2,170   Duquesne Light Co. (Series O)                                 6.70          04/15/12              2,372,580
           425   Entergy Gulf States, Inc.                                     3.60          06/01/08                410,434
         3,440   Exelon Corp.                                                  6.75          05/01/11              3,746,225
         2,670   Pacific Gas & Electric Co.                                    6.05          03/01/34              2,519,623
         2,500   Public Service Electric & Gas Co. (Series UU)                 6.75          03/01/06              2,649,815
         1,035   South Carolina Electric & Gas Co.                             5.30          05/15/33                927,130
           435   Southern California Edison Co.                                5.00          01/15/14                423,999
         1,120   Texas Eastern Transmission, L.P.                              7.00          07/15/32              1,174,634
         1,830   TXU Energy Co.                                                7.00          03/15/13              1,996,056
           165   Wisconsin Electric Power Co.                                 5.625          05/15/33                154,639
                                                                                                              --------------
                                                                                                                  43,393,115
                                                                                                              --------------
                 ELECTRICAL PRODUCTS (0.4%)
         1,945   Cooper Industries Inc.                                        5.25          07/01/07              2,029,744
                                                                                                              --------------
                 ENVIRONMENTAL SERVICES (1.2%)
         5,155   Waste Management, Inc.                                       7.375          08/01/10              5,798,973
                                                                                                              --------------
                 FINANCE/RENTAL/LEASING (5.1%)
         2,100   CIT Group Inc.                                               2.875          09/29/06              2,073,599
           325   CIT Group Inc.                                               7.375          04/02/07                355,784
         4,980   Countrywide Home Loans, Inc. (Series MTN)                     3.25          05/21/08              4,794,809
         3,000   Ford Capital B.V. (Netherlands)                               9.50          06/01/10              3,460,755

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
$        5,585   Ford Motor Credit Co.                                         7.25%         10/25/11         $    5,840,614
           915   MBNA America Bank NA                                         7.125          11/15/12              1,010,574
         3,525   MBNA Corp.                                                   6.125          03/01/13              3,646,570
         3,075   SLM Corp.                                                     5.00          10/01/13              2,974,795
                                                                                                              --------------
                                                                                                                  24,157,500
                                                                                                              --------------
                 FINANCIAL CONGLOMERATES (10.0%)
         3,785   American Express Co.                                          5.50          09/12/06              3,964,576
         4,585   American Express Co.                                         6.875          11/01/05              4,831,994
         4,295   Citigroup Inc.                                               5.625          08/27/12              4,422,055
         1,345   Citigroup Inc.                                                6.00          02/21/12              1,428,238
         5,340   General Electric Capital Corp. (Series MTNA)                  6.75          03/15/32              5,759,238
         1,550   General Motors Acceptance Corp.                               4.50          07/15/06              1,567,286
         8,530   General Motors Acceptance Corp.                              6.875          09/15/11              8,758,109
         5,450   General Motors Acceptance Corp.                               8.00          11/01/31              5,599,684
         7,100   J.P. Morgan Chase & Co.                                       6.75          02/01/11              7,748,656
         1,540   Prudential Holdings, LLC - 144A*                             8.695          12/18/23              1,853,453
         1,000   Prudential Holdings, LLC (Series B) (FSA) - 144A*            7.245          12/18/23              1,136,592
                                                                                                              --------------
                                                                                                                  47,069,881
                                                                                                              --------------
                 FOOD RETAIL (1.1%)
         1,735   Albertson's, Inc.                                             7.50          02/15/11              1,957,750
         2,947   Kroger Co.                                                    7.50          04/01/31              3,271,618
                                                                                                              --------------
                                                                                                                   5,229,368
                                                                                                              --------------
                 FOOD: MAJOR DIVERSIFIED (1.2%)
         4,210   Kraft Foods Inc.                                             5.625          11/01/11              4,289,186
         1,250   Kraft Foods Inc.                                              6.25          06/01/12              1,318,290
                                                                                                              --------------
                                                                                                                   5,607,476
                                                                                                              --------------
                 FOREST PRODUCTS (1.2%)
           540   Weyerhaeuser Co.                                              6.00          08/01/06                568,417
         4,805   Weyerhaeuser Co.                                              6.75          03/15/12              5,211,445
                                                                                                              --------------
                                                                                                                   5,779,862
                                                                                                              --------------
                 HOME FURNISHINGS (0.4%)
         1,570   Mohawk Industries, Inc.                                       7.20          04/15/12              1,744,634
                                                                                                              --------------
                 HOME IMPROVEMENT CHAINS (0.7%)
         2,200   Lowe's Companies, Inc.                                        6.50          03/15/29              2,315,636
           705   Lowe's Companies, Inc.                                       6.875          02/15/28                773,405
                                                                                                              --------------
                                                                                                                   3,089,041
                                                                                                              --------------
                 HOTELS/RESORTS/CRUISELINES (1.5%)
         1,730   Hyatt Equities LLC - 144A*                                   6.875          06/15/07              1,840,521
         1,685   Marriott International, Inc. (Series D)                      8.125          04/01/05              1,751,598

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
$          620   Marriott International, Inc. (Series E)                       7.00%         01/15/08         $      675,836
         2,700   Starwood Hotels & Resorts Worldwide Inc.                     7.875          05/01/12              2,902,500
                                                                                                              --------------
                                                                                                                   7,170,455
                                                                                                              --------------
                 INDUSTRIAL CONGLOMERATES (1.7%)
         7,590   Honeywell International, Inc.                                6.125          11/01/11              8,155,432
                                                                                                              --------------
                 INFORMATION TECHNOLOGY SERVICES (0.6%)
         2,735   Electronic Data Systems Corp.                                7.125          10/15/09              2,865,243
                                                                                                              --------------
                 INTEGRATED OIL (0.4%)
           170   Petro-Canada (Canada)                                         4.00          07/15/13                152,137
         2,140   Petro-Canada (Canada)                                         5.35          07/15/33              1,828,110
                                                                                                              --------------
                                                                                                                   1,980,247
                                                                                                              --------------
                 INTEGRATED OIL (2.4%)
         2,175   Amerada Hess Corp.                                           7.875          10/01/29              2,356,365
         1,000   Chevrontexaco Corp.                                           9.75          03/15/20              1,434,823
           880   Conoco Funding Co.                                            6.35          10/15/11                958,896
         5,680   Conoco Inc.                                                   6.95          04/15/29              6,272,708
                                                                                                              --------------
                                                                                                                  11,022,792
                                                                                                              --------------
                 INVESTMENT BANKS/BROKERS (2.0%)
           515   Goldman Sachs Group Inc.                                      5.25          10/15/13                500,961
           295   Goldman Sachs Group Inc.                                      6.60          01/15/12                317,919
         4,000   Goldman Sachs Group Inc.                                     6.875          01/15/11              4,396,900
         3,750   Lehman Brothers Holdings, Inc.                                8.75          03/15/05              3,912,218
                                                                                                              --------------
                                                                                                                   9,127,998
                                                                                                              --------------
                 LIFE/HEALTH INSURANCE (1.9%)
         5,000   John Hancock Financial Services, Inc.                        5.625          12/01/08              5,261,895
         3,350   MetLife, Inc. (Note 4)                                       6.125          12/01/11              3,601,649
                                                                                                              --------------
                                                                                                                   8,863,544
                                                                                                              --------------
                 MAJOR BANKS (3.5%)
         1,035   Bank of New York (The)                                        5.20          07/01/07              1,081,327
           330   Bank One Corp. (Series MTNA)                                  6.00          02/17/09                351,104
         5,000   First Union National Bank (Series BKNT)                       7.80          08/18/10              5,785,005
         1,140   Household Finance Corp.                                      6.375          10/15/11              1,218,620
         1,820   Household Finance Corp.                                       6.75          05/15/11              1,991,650
         5,000   Well Fargo Bank NA                                            7.55          06/21/10              5,762,625
                                                                                                              --------------
                                                                                                                  16,190,331
                                                                                                              --------------
                 MAJOR TELECOMMUNICATIONS (4.7%)
         4,280   AT&T Corp.                                                    8.75          11/15/31              4,188,404
         3,070   Deutsche Telekom International Finance NV (Netherlands)       8.75          06/15/30              3,747,359
         1,460   France Telecom S.A. (France)                                  9.50          03/01/31              1,837,549

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
$        3,660   GTE Corp.                                                     6.94%         04/15/28         $    3,746,065
         1,000   GTE Corp.                                                     7.90          02/01/27              1,074,690
         1,030   Sprint Capital Corp.                                          8.75          03/15/32              1,203,680
         5,680   Verizon Global Funding Corp.                                  7.75          12/01/30              6,398,764
                                                                                                              --------------
                                                                                                                  22,196,511
                                                                                                              --------------
                 MANAGED HEALTH CARE (4.0%)
         3,930   Aetna, Inc.                                                  7.375          03/01/06              4,190,402
         1,310   Aetna, Inc.                                                  7.875          03/01/11              1,512,920
         3,920   Anthem, Inc.                                                  6.80          08/01/12              4,308,891
         4,120   Health Net, Inc.                                             8.375          04/15/11              4,823,366
           850   UnitedHealth Group Inc.                                       5.20          01/17/07                884,847
         1,565   UnitedHealth Group Inc.                                       7.50          11/15/05              1,661,157
         1,450   Wellpoint Health Network, Inc.                               6.375          06/15/06              1,538,021
                                                                                                              --------------
                                                                                                                  18,919,604
                                                                                                              --------------
                 MEDIA CONGLOMERATES (2.9%)
         3,130   AOL Time Warner Inc.                                          7.70          05/01/32              3,429,582
         2,540   News America Holdings, Inc.                                   7.28          06/30/28              2,757,825
         1,587   News America Holdings, Inc.                                   7.30          04/30/28              1,725,970
         2,600   News America Holdings, Inc.                                  8.875          04/26/23              3,256,349
         2,415   Time Warner Cos, Inc.                                        6.625          05/15/29              2,350,551
                                                                                                              --------------
                                                                                                                  13,520,277
                                                                                                              --------------
                 MOTOR VEHICLES (1.6%)
         3,405   DaimlerChrysler North American Holdings Co.                   7.30          01/15/12              3,721,835
         1,765   DaimlerChrysler North American Holdings Co.                   8.00          06/15/10              1,986,119
         1,540   DaimlerChrysler North American Holdings Co.                   8.50          01/18/31              1,774,405
                                                                                                              --------------
                                                                                                                   7,482,359
                                                                                                              --------------
                 MULTI-LINE INSURANCE (4.9%)
         4,400   American General Finance Corp. (Series MTNF)                 5.875          07/14/06              4,622,213
           500   American General Finance Corp. (Series MTNH)                 4.625          09/01/10                494,398
         2,505   Farmers Exchange Capital - 144A*                              7.05          07/15/28              2,410,962
         3,860   Farmers Insurance Capital - 144A*                            8.625          05/01/24              4,334,328
           165   Hartford Financial Services Group, Inc.                      2.375          06/01/06                162,399
         4,900   Hartford Financial Services Group, Inc.                       7.90          06/15/10              5,685,176
         5,000   Nationwide Financial Services, Inc.                           8.00          03/01/27              5,455,745
                                                                                                              --------------
                                                                                                                  23,165,221
                                                                                                              --------------
                 OIL & GAS PRODUCTION (2.8%)
           690   Kerr-McGee Corp.                                             5.875          09/15/06                721,759
         1,180   Kerr-McGee Corp.                                             6.875          09/15/11              1,271,205
         1,020   Kerr-McGee Corp.                                             6.625          10/15/07              1,096,301

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
$        2,040   Nexen Inc. (Canada)                                           5.05%         11/20/13         $    1,960,056
         1,085   Pemex Project Funding Master Trust                           7.375          12/15/14              1,112,125
         2,670   Pemex Project Funding Master Trust                            8.00          11/15/11              2,890,275
         1,710   Pemex Project Funding Master Trust                           8.625          02/01/22              1,786,950
         1,800   Pemex Project Funding Master Trust                           9.125          10/13/10              2,070,000
                                                                                                              --------------
                                                                                                                  12,908,671
                                                                                                              --------------
                 OIL REFINING/MARKETING (0.9%)
         1,065   Ashland Inc. (Series MTNJ)                                    7.83          08/15/05              1,115,627
         1,450   Marathon Oil Corp.                                           5.375          06/01/07              1,515,547
         1,510   Marathon Oil Corp.                                            6.80          03/15/32              1,570,623
                                                                                                              --------------
                                                                                                                   4,201,797
                                                                                                              --------------
                 OTHER METALS/MINERALS (0.9%)
         3,000   Inco Ltd. (Canada)                                            7.20          09/15/32              3,170,763
           915   Inco Ltd. (Canada)                                            7.75          05/15/12              1,042,281
                                                                                                              --------------
                                                                                                                   4,213,044
                                                                                                              --------------
                 PHARMACEUTICALS: MAJOR (1.4%)
         5,000   Johnson & Johnson                                             8.72          11/01/24              5,310,665
           191   Marion Merrell Corp.                                          9.11          08/01/05                200,232
         1,030   Schering-Plough Corp.                                         5.30          12/01/13              1,013,345
                                                                                                              --------------
                                                                                                                   6,524,242
                                                                                                              --------------
                 PROPERTY/CASULTY INSURANCE (0.5%)
         2,500   Mantis Reef Ltd. - 144A* (Australia)                         4.692          11/14/08              2,471,585
                                                                                                              --------------
                 PULP & PAPER (0.5%)
         2,010   International Paper Co.                                       4.25          01/15/09              1,977,900
           500   Sappi Papier Holding AG - 144A* (Austria)                     6.75          06/15/12                534,387
                                                                                                              --------------
                                                                                                                   2,512,287
                                                                                                              --------------
                 RAILROADS (0.9%)
         3,736   Burlington Northern Santa Fe Corp. (Series 95-A)              7.97          01/01/15              4,307,715
                                                                                                              --------------
                 REAL ESTATE DEVELOPMENT (0.5%)
         1,750   World Financial Properties - 144A*                            6.91          09/01/13              1,903,798
           223   World Financial Properties - 144A*                            6.95          09/01/13                243,281
                                                                                                              --------------
                                                                                                                   2,147,079
                                                                                                              --------------
                 SAVINGS BANKS (0.7%)
         2,870   Washington Mutual Inc.                                        8.25          04/01/10              3,345,725
                                                                                                              --------------
                 TOBACCO (0.8%)
         1,570   Altria Group Inc.                                             7.00          11/04/13              1,601,488
         2,195   Altria Group, Inc.                                            7.75          01/15/27              2,250,327
                                                                                                              --------------
                                                                                                                   3,851,815
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 WIRELESS TELECOMMUNICATIONS (0.4%)
$        1,655   AT&T Wireless Services, Inc.                                 7.875%         03/01/11         $    1,884,979
                                                                                                              --------------
                 TOTAL CORPORATE BONDS
                   (COST $382,976,214)                                                                           397,007,024
                                                                                                              --------------
                 U.S. GOVERNMENT OBLIGATIONS (4.8%)
                 Federal Home Loan Mortgage Corp.
           355                                                                 6.50    03/01/18 - 03/01/31           371,252
            89                                                                 8.50    01/01/22 - 12/01/24            96,768
             4   Federal Home Loan Mortgage Corp. Gold                        11.50          05/01/19                  4,347
                 Federal National Mortgage Assoc.
           749                                                                 6.50    07/01/32 - 02/01/33           780,804
           445                                                                 7.50    06/01/28 - 04/01/32           476,576
         5,695                                                                 8.00    08/01/29 - 05/01/32         6,162,094
             2                                                                 9.00    06/01/21 - 01/01/25             2,622
                 Government National Mortgage Assoc.
             2                                                                 7.50    04/15/24 - 09/15/27             2,652
         1,608                                                                 8.00    10/15/24 - 11/15/29         1,758,314
           300                                                                 8.50    06/15/17 - 05/15/27           328,376
           204                                                                 9.00    07/15/24 - 12/15/24           229,913
            14                                                                10.00    05/15/16 - 04/15/19            15,494
                 U.S. Treasury Strip
        18,500                                                                 0.00          02/15/25              5,816,789
        20,000                                                                 0.00          05/15/25              6,163,200
                                                                                                              --------------
                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                   (COST $21,611,465)                                                                             22,209,201
                                                                                                              --------------
                 ASSET-BACKED SECURITIES (4.0%)
                 FINANCE/RENTAL/LEASING (3.1%)
         1,600   Cit Equipment Calateral 2004-EF1 A3                           3.50          09/20/08              1,602,304
         2,500   Daimler Chysler Auto Trust 2003-B A4                          2.86          03/09/09              2,466,101
         2,200   Harley-Davidson Motorcycle Trust 2004-2 A2                    3.56          02/15/12              2,199,890
         2,600   Honda Auto Receivables Owner Trust 2004-1 A4                  3.06          10/21/09              2,559,276
         3,500   MBNA Credit Card Master Trust 2004-A4 A4                      2.70          09/15/09              3,425,983
         2,425   TXU Electric Delivery Transition Bond Company
                   LLC 2004-1 A2                                               4.81          11/15/12              2,426,040
                                                                                                              --------------
                                                                                                                  14,679,594
                                                                                                              --------------
                 FINANCIAL CONGLOMERATES (0.9%)
         1,800   American Express Credit Account 2001-2A                       5.53          10/15/08              1,880,918

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
$        2,300   Chase Manhattan Auto Owners Trust 2004-A A4                   2.83%         09/15/10         $    2,245,565
                                                                                                              --------------
                                                                                                                   4,126,483
                                                                                                              --------------
                 TOTAL ASSET-BACKED SECURITIES
                   (COST $18,982,607)                                                                             18,806,077
                                                                                                              --------------
                 FOREIGN GOVERNMENT OBLIGATIONS (2.1% )
         5,030   United Mexican States (Mexico) (Series MTNA)                  8.00          09/24/22              5,236,230
         1,965   United Mexican States (Mexico)                                8.30          08/15/31              2,063,250
         1,455   United Mexican States (Mexico)                               8.375          01/14/11              1,647,787
           870   United Mexican States (Mexico)                               9.875          02/01/10              1,047,480
                                                                                                              --------------
                 TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                   (COST $9,723,106)                                                                               9,994,747
                                                                                                              --------------
                 SHORT-TERM INVESTMENTS (a) (3.3%)
                 U.S. GOVERNMENT & AGENCY OBLIGATIONS
        13,500   Federal Home Loan Mortgage Corp.                              1.25          07/01/04             13,500,000
         1,100   U.S. Treasury Bill**                                          0.98          09/23/04              1,097,485
           900   U.S. Treasuty Bill**                                         0.945          07/15/04                899,669
                                                                                                              --------------
                 TOTAL SHORT-TERM INVESTMENTS
                   (COST $15,497,154)                                                                             15,497,154
                                                                                                              --------------
                 TOTAL INVESTMENTS
                   (COST $448,790,546) (b) (c)                                                 98.8%             463,514,203
                 OTHER ASSETS IN EXCESS OF LIABILITIES                                          1.2                5,581,817
                                                                                              -----           --------------
                 NET ASSETS                                                                   100.0%          $  469,096,020
                                                                                              =====           ==============

----------
FSA  FINANCIAL SECURITY ASSURANCE INC.
*    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
** ALL OR A PORTION OF THESE SECURITIES HAVE BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES IN THE AMOUNT OF $969,800.
(a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(b) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $92,859,328 IN CONNECTION WITH OPEN FUTURES CONTRACTS.
(c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. The aggregate gross unrealized appreciation is $18,917,386 and the aggregate gross unrealized depreciation is $4,193,729, RESULTING IN NET UNREALIZED APPRECIATION OF $14,723,657.

                        SEE NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS OPEN AT JUNE 30, 2004:

NUMBER OF                  DESCRIPTION, DELIVERY            UNDERLYING FACE       UNREALIZED
CONTRACTS    LONG/SHORT       MONTH, AND YEAR               AMOUNT AT VALUE      DEPRECIATION
----------------------------------------------------------------------------------------------
   276         Short       U.S Treasury Bond 20 Year,
                           September 2004                   $   (29,359,500)    $     (741,970)
   256         Short       U.S Treasury Notes 10 Year,
                           September 2004                       (27,988,001)          (376,099)
   290         Short       U.S Treasury Notes 5 Year,
                           September 2004                       (31,519,375)          (237,955)
    30         Short       U.S Treasury Notes 2 Year,
                           September 2004                        (6,316,406)              (473)
                                                                                --------------
               Total unrealized depreciation                                    $   (1,356,497)
                                                                                ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES - HIGH YIELD
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 CORPORATE BONDS (91.0%)
                 ADVERTISING/MARKETING SERVICES (1.4%)
$          655   Advanstar Communications, Inc.                                8.75%***      08/15/08         $      689,440
            75   Advanstar Communications, Inc.                               10.75          08/15/10                 83,344
           125   Advanstar Communications, Inc. (Series B)                    12.00          02/15/11                133,750
           405   Interep National Radio Sales, Inc. (Series B)                10.00          07/01/08                338,175
                                                                                                              --------------
                                                                                                                   1,244,709
                                                                                                              --------------
                 AEROSPACE & DEFENSE (0.3%)
           252   Dunlop Standard Aerospace
                   Holdings PLC - 144A*                                      11.875          05/15/09                269,010
                                                                                                              --------------
                 ALTERNATIVE POWER GENERATION (1.5%)
           665   Calpine Corp. - 144A*                                         8.50          07/15/10                553,612
           774   Ormat Funding Corp. - 144A*                                   8.25          12/30/20                735,440
                                                                                                              --------------
                                                                                                                   1,289,052
                                                                                                              --------------
                 APPAREL/FOOTWEAR (0.2%)
           180   Oxford Industries Inc. - 144A*                               8.875          06/01/11                190,800
                                                                                                              --------------
                 AUTO PARTS: O.E.M. (0.6%)
           470   TRW Automotive, Inc.                                         9.375          02/15/13                532,275
                                                                                                              --------------
                 AUTOMOTIVE AFTERMARKET (0.5%)
           410   Tenneco Automotive, Inc. (Series B)                         11.625          10/15/09                442,800
                                                                                                              --------------
                 BROADCASTING (0.5%)
           180   Granite Broadcasting Corp. - 144A*                            9.75          12/01/10                168,300
           264   Salem Communications Holdings Corp.
                   (Series B)                                                  9.00          07/01/11                287,760
                                                                                                              --------------
                                                                                                                     456,060
                                                                                                              --------------
                 BUILDING PRODUCTS (3.1%)
         1,080   Associated Materials Inc. - 144A*                            11.25++        03/01/14                729,000
           165   Brand Services Inc.                                          12.00          10/15/12                188,925
           115   Interface Inc.                                                7.30          04/01/08                114,569
           145   Interface Inc.                                              10.375          02/01/10                162,400
           455   Interface Inc. - 144A*                                        9.50          02/01/14                455,000
           975   Nortek Holdings, Inc. - 144A*                                10.00++        05/15/11                784,875
           200   WII Components, Inc. - 144A*                                 10.00          02/15/12                197,000
                                                                                                              --------------
                                                                                                                   2,631,769
                                                                                                              --------------
                 CABLE/SATELLITE TV (6.5%)
           129   Avalon Cable LLC                                            11.875          12/01/08                137,591
           230   Cablevision Systems Corp. - 144A*                             5.66          04/01/09                236,900
           225   Charter Communications Holdings LLC                          9.625          11/15/09                183,375

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
$          260   Charter Communications Holdings LLC                          10.75%         10/01/09         $      219,700
           975   Charter Communications
                   Holdings/Charter Capital                                   11.75++        05/15/11                636,187
           305   CSC Holdings Inc (Series B)                                  8.125          07/15/09                318,725
            95   CSC Holdings Inc.                                            10.50          05/15/16                107,112
           500   Directv Holdings/Finance                                     8.375          03/15/13                555,625
           245   Echostar DBS Corp.                                           6.375          10/01/11                242,550
           537   Echostar DBS Corp.                                           9.125          01/15/09                591,371
           625   Kabel Deutschland - 144A*                                   10.625          07/01/14                645,313
           549   Knology, Inc. - 144A* (c)                                    12.00+         11/30/09                518,864
           165   Pegagus Communications Corp.
                   (Series B)                                                 12.50          08/01/07                 80,850
            60   Pegasus Communications Corp.
                   (Series B)                                                  9.75          12/01/06                 29,400
            40   Pegasus Satellite Communications Inc.                       12.375          08/01/06                 19,600
           170   Renaissance Media Group LLC                                  10.00          04/15/08                175,950
         1,430   Telenet Group Holding NV
                   (Belgium) - 144A*                                          10.50++        06/15/14                915,200
                                                                                                              --------------
                                                                                                                   5,614,313
                                                                                                              --------------
                 CASINO/GAMING (3.6%)
         4,485   Aladdin Gaming Holdings/Capital Corp. LLC
                   (Series B) (b)                                             13.50          03/01/10                      0
           600   Harrah's Operating Co., Inc.                                 7.875          12/15/05                635,250
           850   MGM Mirage, Inc.                                              6.00          10/01/09                837,250
           595   Park Place Entertainment                                     8.875          09/15/08                647,062
         7,210   Resort At Summerlin LP/Ras Co.
                   (Series B) (a) (b)                                         13.00          12/15/07                      0
            80   Station Casinos, Inc.                                         6.00          04/01/12                 77,800
           575   Station Casinos, Inc.                                         6.50          02/01/14                556,312
           280   Venetian Casino/LV Sands                                     11.00          06/15/10                324,800
                                                                                                              --------------
                                                                                                                   3,078,474
                                                                                                              --------------
                 CHEMICALS: MAJOR DIVERSIFIED (2.0%)
           490   Equistar Chemical Funding                                   10.125          09/01/08                539,000
           185   Equistar Chemical Funding                                   10.625          05/01/11                206,275
           175   Huntsman Advanced Materials Corp. - 144A*                    11.00          07/15/10                198,187
           720   Huntsman ICI Chemicals                                      10.125          07/01/09                738,000
                                                                                                              --------------
                                                                                                                   1,681,462
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 CHEMICALS: SPECIALTY (4.5%)
$          270   Avecia Group PLC (United Kingdom)                            11.00%         07/01/09         $      206,550
           170   FMC Corp.                                                    10.25          11/01/09                196,350
           750   ISP Holdings Inc. (Series B)                                10.625          12/15/09                828,750
           135   Koppers Industry Inc.                                        9.875          10/15/13                148,500
           180   Millennium America, Inc.                                      7.00          11/15/06                185,850
           490   Millennium America, Inc.                                      9.25          06/15/08                529,200
           550   Nalco Co. - 144A*                                             7.75          11/15/11                578,875
           240   Nalco Co. - 144A*                                            8.875          11/15/13                252,600
           430   Rhodia SA (France) - 144A*                                   8.875          06/01/11                365,500
           310   Rockwood Specialties, Inc.                                  10.625          05/15/11                331,700
           215   Westlake Chemical Corp.                                       8.75          07/15/11                234,350
                                                                                                              --------------
                                                                                                                   3,858,225
                                                                                                              --------------
                 COMMERCIAL PRINTING/FORMS (0.0%)
         2,500   Premier Graphics Inc. (a) (b)                                11.50          12/01/05                      0
                                                                                                              --------------
                 CONSUMER SUNDRIES (0.3%)
           280   Amscan Holdings, Inc. - 144A*                                 8.75          05/01/14                276,500
                                                                                                              --------------
                 CONSUMER/BUSINESS SERVICES (1.3%)
           510   Buhrmann US, Inc. - 144A*                                     8.25          07/01/14                511,275
           365   Muzak LLC/Muzak Finance Corp.                                9.875          03/15/09                282,875
           365   Muzak LLC/Muzak Finance Corp.                                10.00          02/15/09                323,025
                                                                                                              --------------
                                                                                                                   1,117,175
                                                                                                              --------------
                 CONTAINERS/PACKAGING (3.0%)
           515   Graphic Packaging International Corp.                         9.50          08/15/13                561,350
           210   Norampac Inc. (Canada)                                        6.75          06/01/13                206,850
         1,005   Owens-Brockway Glass Containers Corp.                         8.75          11/15/12              1,095,450
            60   Owens-Illinois Inc.                                           7.35          05/15/08                 60,150
           125   Owens-Illinois Inc.                                           7.50          05/15/10                123,125
           320   Pliant Corp. (Issued 04/10/02)                               13.00          06/01/10                288,000
           290   Pliant Corp. (Issued 08/29/00)                               13.00          06/01/10                261,000
                                                                                                              --------------
                                                                                                                   2,595,925
                                                                                                              --------------
                 DEPARTMENT STORES (0.3%)
            35   Penney (J.C.) Co., Inc.                                       7.95          04/01/17                 39,069
           215   Penney (J.C.) Co., Inc.                                       9.00          08/01/12                254,775
             1   Saks, Inc.                                                    8.25          11/15/08                    621
                                                                                                              --------------
                                                                                                                     294,465
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 DRUGSTORE CHAINS (0.5%)
$          315   Rite Aid Corp.                                               7.125%         01/15/07         $      323,662
           115   Rite Aid Corp.                                               8.125          05/01/10                121,612
                                                                                                              --------------
                                                                                                                     445,274
                                                                                                              --------------
                 ELECTRIC UTILITIES (5.3%)
           370   AES Corp. (The)                                               7.75          03/01/14                357,512
            42   AES Corp. (The)                                              8.875          02/15/11                 43,785
            54   AES Corp. (The)                                              9.375          09/15/10                 57,847
           450   AES Corp. (The) - 144A*                                       9.00          05/15/15                484,312
           300   Allegheny Energy, Inc.                                        7.75          08/01/05                312,000
            50   CMS Energy Corp.                                              7.50          01/15/09                 50,000
           510   CMS Energy Corp.                                              8.50          04/15/11                522,750
           115   IPALCO Enterprises, Inc.                                     8.625          11/14/11                125,350
           365   Monongahela Power Co.                                         5.00          10/01/06                374,497
            80   MSW Energy Holdings/Finance                                   8.50          09/01/10                 85,000
           415   MSW Energy Holdings/Finance - 144A*                          7.375          09/01/10                415,000
           695   Nevada Power Co.                                              9.00          08/15/13                759,287
           200   PG&E Corp. - 144A*                                           6.875          07/15/08                210,000
           100   PSEG Energy Holdings Inc.                                     7.75          04/16/07                105,250
           320   PSEG Energy Holdings Inc.                                    8.625          02/15/08                345,600
           325   TNP Enterprises, Inc.                                        10.25          04/01/10                338,000
                                                                                                              --------------
                                                                                                                   4,586,190
                                                                                                              --------------
                 ELECTRICAL PRODUCTS (0.4%)
           295   Rayovac Corp.                                                 8.50          10/01/13                311,225
                                                                                                              --------------
                 ELECTRONIC DISTRIBUTORS (0.8%)
           625   BRL Universal Equipment Corp.                                8.875          02/15/08                672,656
                                                                                                              --------------
                 ELECTRONIC EQUIPMENT/INSTRUMENTS (0.7%)
           595   Xerox Corp.                                                  7.125          06/15/10                609,875
                                                                                                              --------------
                 ENGINEERING & CONSTRUCTION (0.0%)
           225   Encompass Services Corp. (a) (b)                             10.50          05/01/09                      0
                                                                                                              --------------
                 ENVIRONMENTAL SERVICES (0.6%)
           355   Allied Waste North America, Inc.                             7.875          04/15/13                372,750
            10   Allied Waste North America, Inc.                              9.25          09/01/12                 11,250
           150   Allied Waste North America, Inc.
                   (Series B)                                                 8.875          04/01/08                165,000
                                                                                                              --------------
                                                                                                                     549,000
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 FINANCE/RENTAL/LEASING (1.0%)
$          435   United Rentals NA Inc.                                        6.50%         02/15/12         $      413,250
           425   United Rentals NA Inc.                                        7.75          11/15/13                403,750
                                                                                                              --------------
                                                                                                                     817,000
                                                                                                              --------------
                 FOOD RETAIL (1.5%)
           920   Delhaize America, Inc.                                       8.125          04/15/11              1,008,809
           235   CA FM Lease Trust - 144A*                                     8.50          07/15/17                261,108
                                                                                                              --------------
                                                                                                                   1,269,917
                                                                                                              --------------
                 FOOD: MEAT/FISH/DAIRY (3.1%)
           345   Michael Foods Inc. (Series B)                                 8.00          11/15/13                357,937
           710   Pilgrim's Pride Corp.                                        9.625          09/15/11                788,100
           265   PPC Escrow Corp.                                              9.25          11/15/13                283,550
           530   Smithfield Foods Inc.                                        7.625          02/15/08                559,150
            75   Smithfield Foods Inc.                                         7.75          05/15/13                 79,125
           535   Smithfield Foods Inc. (Series B)                              8.00          10/15/09                579,137
                                                                                                              --------------
                                                                                                                   2,646,999
                                                                                                              --------------
                 FOREST PRODUCTS (0.8%)
           225   Tembec Industries Inc. (Canada)                               7.75          03/15/12                218,250
           475   Tembec Industries Inc. (Canada)                               8.50          02/01/11                482,125
                                                                                                              --------------
                                                                                                                     700,375
                                                                                                              --------------
                 GAS DISTRIBUTORS (1.0%)
           430   Dynegy Holdings, Inc.                                        6.875          04/01/11                372,487
           425   Dynegy Holdings, Inc. - 144A*                                9.875          07/15/10                459,000
                                                                                                              --------------
                                                                                                                     831,487
                                                                                                              --------------
                 HOME BUILDING (1.2%)
           240   Schuler Homes, Inc.                                          9.375          07/15/09                264,600
           300   Tech Olympic USA, Inc.                                      10.375          07/01/12                314,250
           355   Tech Olympic USA, Inc. (Issued 02/03/03)                      9.00          07/01/10                365,650
           125   Tech Olympic USA, Inc. (Issued 11/27/02)                      9.00          07/01/10                128,750
                                                                                                              --------------
                                                                                                                   1,073,250
                                                                                                              --------------
                 HOME FURNISHINGS (0.2%)
           165   Tempur-Pedic International, Inc.                             10.25          08/15/10                186,862
                                                                                                              --------------
                 HOSPITAL/NURSING MANAGEMENT (2.0%)
           470   HCA, Inc.                                                     6.30          10/01/12                470,989
           375   HCA, Inc.                                                    7.875          02/01/11                411,822
           250   Medcath Holdings Corp. - 144A*                               9.875          07/15/12                252,396
           125   Tenet Healthcare Corp.                                        6.50          06/01/12                109,375
           565   Tenet Healthcare Corp.                                       7.375          02/01/13                514,150
                                                                                                              --------------
                                                                                                                   1,758,732
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 HOTELS/RESORTS/CRUISELINES (2.2%)
$          240   Hilton Hotels Corp.                                          7.625%         12/01/12         $      259,200
           260   Hilton Hotels Corp.                                           7.95          04/15/07                282,100
           695   Horseshoe Gaming Holding Corp. (Series B)                    8.625          05/15/09                728,012
            40   Starwood Hotels & Resorts Worldwide, Inc.                    7.375          05/01/07                 42,300
           525   Starwood Hotels & Resorts Worldwide, Inc.                    7.875          05/01/12                564,375
                                                                                                              --------------
                                                                                                                   1,875,987
                                                                                                              --------------
                 HOUSEHOLD/PERSONAL CARE (0.4%)
           400   Prestige Brands, Inc. - 144A*                                 9.25          04/15/12                386,000
                                                                                                              --------------
                 INDUSTRIAL MACHINERY (0.2%)
           120   Flowserve Corp.                                              12.25          08/15/10                136,500
                                                                                                              --------------
                 INDUSTRIAL SPECIALTIES (1.9%)
           560   Johnsondiversy, Inc.                                         9.625          05/15/12                613,200
           185   Tekni-Plex Inc. - 144A*                                       8.75          11/15/13                177,600
           420   Tekni-Plex Inc. (Series B)                                   12.75          06/15/10                405,300
           405   UCAR Finance, Inc.                                           10.25          02/15/12                452,587
                                                                                                              --------------
                                                                                                                   1,648,687
                                                                                                              --------------
                 INTERNET SOFTWARE/SERVICES (0.3%)
           632   Exodus Communications, Inc. (a) (b)                         11.625          07/15/10                      0
           250   Global Cash Access - 144A*                                    8.75          03/15/12                261,250
                                                                                                              --------------
                                                                                                                     261,250
                                                                                                              --------------
                 INVESTMENT MANAGERS (0.7%)
           530   JSG Funding PLC (Ireland)                                    9.625          10/01/12                583,000
                                                                                                              --------------
                 MEDICAL DISTRIBUTORS (0.8%)
            95   AmerisourceBergen Corp.                                       7.25          11/15/12                 97,850
           535   AmerisourceBergen Corp.                                      8.125          09/01/08                579,137
                                                                                                              --------------
                                                                                                                     676,987
                                                                                                              --------------
                 MEDICAL/NURSING SERVICES (1.2%)
           570   Fresenius Medical Care Capital Trust                         7.875          06/15/11                607,050
            85   Fresenius Medical Care Capital
                   Trust II (Units)@                                          7.875          02/01/08                 89,887
           385   Team Health, Inc. - 144A*                                     9.00          04/01/12                371,525
                                                                                                              --------------
                                                                                                                   1,068,462
                                                                                                              --------------
                 MEDICAL SPECIALTIES (0.1%)
            80   National Nephrology Assoc. Inc. - 144A*                       9.00          11/01/11                 92,000
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 METAL FABRICATIONS (1.0%)
$          215   General Cable Corp.                                           9.50%         11/15/10         $      232,200
           615   Trimas Corp.                                                 9.875          06/15/12                654,975
                                                                                                              --------------
                                                                                                                     887,175
                                                                                                              --------------
                 MISCELLANEOUS COMMERCIAL SERVICES (1.3%)
           575   Iron Mountain Inc.                                            7.75          01/15/15                573,563
           495   Iron Mountain Inc.                                           8.625          04/01/13                527,175
                                                                                                              --------------
                                                                                                                   1,100,738
                                                                                                              --------------
                 MISCELLANEOUS MANUFACTURING (0.5%)
           385   Amsted Industries Inc. - 144A*                               10.25          10/15/11                419,650
                                                                                                              --------------
                 MOVIES/ENTERTAINMENT (1.1%)
           490   Alliance Atlantis Communications, Inc.
                   (Canada)                                                    9.75          12/15/09                541,450
           635   Cinemark, Inc. - 144A*                                        9.75++        03/15/14                417,513
                                                                                                              --------------
                                                                                                                     958,963
                                                                                                              --------------
                 OIL & GAS PIPELINES (3.6%)
           950   El Paso Production Holdings                                   7.75          06/01/13                876,375
           225   GulfTerra Energy Partners, L.P.                               6.25          06/01/10                228,375
            74   GulfTerra Energy Partners, L.P.                               8.50          06/01/10                 80,845
           292   GulfTerra Energy Partners, L.P.                             10.625          12/01/12                348,940
            45   Northwest Pipeline Corp.                                     8.125          03/01/10                 48,713
           375   Pacific Energy Partner/Finance - 144A*                       7.125          06/15/14                382,500
           155   Southern Natural Gas Co.                                     8.875          03/15/10                170,113
           160   Transcontinental Gas Pipe Line Corp.
                   (Series B)                                                 8.875          07/15/12                181,600
           835   Williams Companies, Inc. (The)                               7.875          09/01/21                807,863
                                                                                                              --------------
                                                                                                                   3,125,324
                                                                                                              --------------
                 OIL & GAS PRODUCTION (3.1%)
           770   Chesapeake Energy Corp.                                       7.50          09/15/13                804,650
            28   Chesapeake Energy Corp.                                       7.75          01/15/15                 29,330
           575   Hilcorp Energy/Finance - 144A*                               10.50          09/01/10                625,313
           225   Magnum Hunter Resources, Inc.                                 9.60          03/15/12                248,625
           195   Plains E & P Corp. - 144A*                                   7.125          06/15/14                199,388
           745   Vintage Petroleum, Inc.                                      7.875          05/15/11                767,350
                                                                                                              --------------
                                                                                                                   2,674,656
                                                                                                              --------------
                 OIL REFINING/MARKETING (1.3%)
           195   CITGO Petroleum Corp.                                       11.375          02/01/11                227,175
           345   Husky Oil Ltd.                                                8.90          08/15/28                390,991

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
$          170   Tesoro Petroleum Corp.                                        9.00%         07/01/08         $      175,950
           255   Tesoro Petroleum Corp.                                       9.625          04/01/12                287,513
                                                                                                              --------------
                                                                                                                   1,081,629
                                                                                                              --------------
                 OILFIELD SERVICES/EQUIPMENT (1.6%)
           470   CHC Helicopter Corp. - 144A*                                 7.375          05/01/14                464,125
           135   Hanover Compressor Co.                                       8.625          12/15/10                140,400
           185   Hanover Compressor Co.                                        9.00          06/01/14                192,863
           300   Hanover Equipment Trust 2001 A (Series A)                     8.50          09/01/08                318,750
           210   Hanover Equipment Trust 2001 B (Series B)                     8.75          09/01/11                225,750
                                                                                                              --------------
                                                                                                                   1,341,888
                                                                                                              --------------
                 OTHER METALS/MINERALS (0.0%)
           355   Murrin Murrin Holdings Property Ltd.
                   (Australia) (b)                                            9.375          08/31/07                     36
                                                                                                              --------------
                 OTHER TRANSPORTATION (0.8%)
           590   Laidlaw International Inc.                                   10.75          06/15/11                646,788
                                                                                                              --------------
                 PHARMACEUTICALS: MAJOR (0.5%)
           200   VWR International - 144A*                                    6.875          04/15/12                201,750
           250   VWR International - 144A*                                     8.00          04/15/14                257,500
                                                                                                              --------------
                                                                                                                     459,250
                                                                                                              --------------
                 PHARMACEUTICALS: OTHER (0.3%)
           270   Leiner Health Products Inc. - 144A*                          11.00          06/01/12                280,125
                                                                                                              --------------
                 PUBLISHING: BOOKS/MAGAZINES (2.1%)
           345   Dex Media East/Finance                                      12.125          11/15/12                404,513
           650   Dex Media Inc. - 144A*                                        9.00++        11/15/13                422,500
           330   Dex Media West LLC                                           9.875          08/15/13                363,825
           138   PEI Holdings, Inc.                                           11.00          03/15/10                160,770
           485   PRIMEDIA, Inc.                                               8.875          05/15/11                482,575
                                                                                                              --------------
                                                                                                                   1,834,183
                                                                                                              --------------
                 PUBLISHING: NEWSPAPERS (1.0%)
           765   Hollinger Participation Trust- 144A* (Canada)               12.125+         11/15/10                895,073
                                                                                                              --------------
                 PULP & PAPER (1.7%)
           480   Abitibi-Consolidated, Inc. (Canada)                           6.00          06/20/13                427,234
           215   Abitibi-Consolidated, Inc. (Canada) - 144A*                   7.75          06/15/11                215,752
           760   Georgia-Pacific Corp.                                        8.875          02/01/10                864,500
                                                                                                              --------------
                                                                                                                   1,507,486
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 REAL ESTATE DEVELOPMENT (1.5%)
$          510   CB Richard Ellis Services, Inc.                              11.25%         06/15/11         $      583,950
           205   CBRE Escrow Inc.                                              9.75          05/15/10                226,525
           440   LNR Property Corp.                                           7.625          07/15/13                440,000
                                                                                                              --------------
                                                                                                                   1,250,475
                                                                                                              --------------
                 REAL ESTATE INVESTMENT TRUSTS (0.4%)
           293   HMH Properties, Inc. (Series B)                              7.875          08/01/08                301,790
                                                                                                              --------------
                 SPECIALTY STORES (1.9%)
           405   Autonation, Inc.                                              9.00          08/01/08                459,675
           295   General Nutrition Center - 144A*                              8.50          12/01/10                307,538
           430   Petro Stopping Centers/Financial
                   Corp. - 144A*                                               9.00          02/15/12                427,850
           425   Sonic Automotive, Inc.                                       8.625          08/15/13                445,188
                                                                                                              --------------
                                                                                                                   1,640,251
                                                                                                              --------------
                 SPECIALTY TELECOMMUNICATIONS (3.4%)
           495   American Tower Corp.                                         9.375          02/01/09                530,888
           305   American Tower Corp. - 144A*                                  7.50          05/01/12                296,613
           900   Primus Telecommunications
                   Group, Inc. - 144A*                                         8.00          01/15/14                796,500
           445   Qwest Communications International - 144A*                    4.75***       02/15/09                418,300
           655   Qwest Services Corp. - 144A*                                 13.00          12/15/07                749,975
           100   U.S. West Communications, Inc.                               5.625          11/15/08                 98,250
         1,300   Worldwide Fiber Inc. (Canada) (a) (b)                        12.00          08/01/09                    130
                                                                                                              --------------
                                                                                                                   2,890,656
                                                                                                              --------------
                 STEEL (0.5%)
           415   United States Steel Corp.                                     9.75          05/15/10                461,688
                                                                                                              --------------
                 TELECOMMUNICATION EQUIPMENT (0.5%)
           450   Nortel Networks Ltd.                                         6.125          02/15/06                454,500
                                                                                                              --------------
                 TELECOMMUNICATIONS (0.0%)
         4,679   Rhythms Netconnections, Inc. (a) (b)                         12.75          04/15/09                      0
         1,200   Startec Global Communications Corp. (a) (b)                  12.00          05/15/08                      0
                                                                                                              --------------
                                                                                                                           0
                                                                                                              --------------
                 TRUCKS/CONSTRUCTION/FARM MACHINERY (1.4%)
           530   Manitowoc Inc. (The)                                         10.50          08/01/12                609,500
           520   NMHG Holding Co.                                             10.00          05/15/09                574,600
                                                                                                              --------------
                                                                                                                   1,184,100
                                                                                                              --------------
                 WHOLESALE DISTRIBUTORS (1.7%)
           580   Burhmann US, Inc.                                            12.25          11/01/09                638,346

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
$          400   Fisher Scientific International Inc.                         8.125%         05/01/12         $      430,000
           425   Nebraska Book Company, Inc.                                  8.625          03/15/12                418,625
                                                                                                              --------------
                                                                                                                   1,486,971
                                                                                                              --------------
                 WIRELESS TELECOMMUNICATIONS (3.3%)
           620   Centennial Communications Corp. - 144A*                      8.125          02/01/14                578,150
           490   Metropcs Inc.                                                10.75          10/01/11                534,100
           260   Rural Cellular Corp - 144A*                                   6.02***       03/15/10                269,100
           880   SBA Communications Corp.                                     10.25          02/01/09                906,400
           160   Ubiquitel Operating Co.                                      14.00++        04/15/10                159,200
           400   US Unwired Inc. - 144A*                                      10.00          06/15/12                406,000
                                                                                                              --------------
                                                                                                                   2,852,950
                                                                                                              --------------
                 TOTAL CORPORATE BONDS
                   (COST $98,487,712)                                                                             78,497,074
                                                                                                              --------------

  NUMBER OF
   SHARES
--------------
                 COMMON STOCKS (d) (1.9%)
                 AEROSPACE & DEFENSE (0.2%)
        12,293   Orbital Sciences Corp. (c)                                                                          169,766
                                                                                                              --------------
                 APPAREL/FOOTWEAR RETAIL (0.0%)
     1,310,596   County Seat Store Corp. (c)                                                                               0
                                                                                                              --------------
                 CASINO/GAMING (0.0%)
         2,000   Fitzgerald Gaming Corp.**                                                                                 0
                                                                                                              --------------
                 CONSUMER/BUSINESS SERVICES (0.7%)
        28,925   Anacomp, Inc. (Class A) (c)                                                                         608,871
                                                                                                              --------------
                 FOOD: SPECIALTY/CANDY (0.0%)
         2,375   SFAC New Holdings Inc. (c)                                                                                0
           436   SFFB New Holdings Inc. (c)                                                                                0
       120,000   Specialty Foods Acquisition Corp. - 144A*                                                                 0
                                                                                                              --------------
                                                                                                                           0
                                                                                                              --------------
                 HOTELS/RESORTS/CRUISELINES (0.0%)
       444,351   Premier Holdings Inc. (c)                                                                                 0
                                                                                                              --------------
                 MEDICAL/NURSING SERVICES (0.0%)
       418,663   Raintree Healthcare Corp. (c)                                                                             0
                                                                                                              --------------
                 MOTOR VEHICLES (0.0%)
            87   Northern Holdings Industrial Corp.* (c)                                                                   0
                                                                                                              --------------
                 RESTAURANTS (0.2%)
         7,750   American Restaurant Group Holdings, Inc. - 144A*                                                          0
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                                                         VALUE
----------------------------------------------------------------------------------------------------------------------------
        37,167   American Restaurant Group, Inc.                                                              $            0
         4,366   American Restaurant Group, Inc.                                                                           0
        92,158   Catalina Restaurant Group, Inc. (c)                                                                 184,316
                                                                                                              --------------
                                                                                                                     184,316
                                                                                                              --------------
                 SPECIALTY TELECOMMUNICATIONS (0.0%)
        12,688   Birch Telecom Inc. (c)                                                                                    0
       131,683   PFB Telecom NV (Series B) (c)                                                                             0
                                                                                                              --------------
                                                                                                                           0
                                                                                                              --------------
                 TELECOMMUNICATIONS (0.0%)
         2,251   Viatel Holdings Bermuda Ltd. (c)                                                                      2,026
                                                                                                              --------------
                 TEXTILES (0.0%)
       298,461   U.S. Leather, Inc. (c)                                                                                    0
                                                                                                              --------------
                 WIRELESS TELECOMMUNICATIONS (0.8%)
           521   Arch Wireless, Inc. (Class A) (c)                                                                    14,843
        19,392   NII Holdings, Inc. (Class B)*                                                                       653,317
        38,444   Vast Solutions, Inc. (Class B1) (c)                                                                       0
        38,444   Vast Solutions, Inc. (Class B2) (c)                                                                       0
        38,444   Vast Solutions, Inc. (Class B3) (c)                                                                       0
                                                                                                              --------------
                                                                                                                     668,160
                                                                                                              --------------
                 TOTAL COMMON STOCKS
                   (COST $71,594,319)                                                                              1,633,139
                                                                                                              --------------

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE
--------------                                                             --------         ----------
                 CONVERTIBLE BOND (0.0%)
                 HOTELS/RESORTS/CRUISELINES (0.0%)
$          742   Premier Cruises Ltd. (a) (d) - 144A*
                   (COST $742,000)                                            10.00%+        08/15/05                      0
                                                                                                              --------------

  NUMBER OF
   SHARES
--------------
                 NON-CONVERTIBLE PREFERRED STOCKS (1.4%)
                 BROADCASTING (0.7%)
            66   Paxson Communications Corp.                                                                         583,929
                                                                                                              --------------
                 ELECTRIC UTILITIES (0.5%)
           405   TNP Enterprises, Inc. (Series D) +                                                                  454,613
                                                                                                              --------------
                 RESTAURANTS (0.2%)
           157   Catalina Restaurant Group, Inc. (Units)@                                                            141,300
                                                                                                              --------------
                 TOTAL NON-CONVERTIBLE PREFERRED STOCKS
                   (COST $1,073,316)                                                                               1,179,842
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

   NUMBER OF                                                                                EXPIRATION
   WARRANTS                                                                                    DATE               VALUE
----------------------------------------------------------------------------------------------------------------------------
                 WARRANTS (d) (0.0%)
                 CASINO/GAMING (0.0%)
        83,500   Aladdin Gaming Enterprises, Inc. - 144A*                                    03/01/10         $            0
         6,000   Resorts at Summerlin LP - 144A*                                             12/15/07                      0
                                                                                                              --------------
                                                                                                                           0
                                                                                                              --------------
                 OIL & GAS PRODUCTION (0.0%)
         7,568   Chesapeake Energy Corp.                                                     05/01/05                      0
                                                                                                              --------------
                 PERSONNEL SERVICES (0.0%)
        42,250   Comforce Corp. - 144A*                                                      12/01/09                      0
                                                                                                              --------------
                 RESTAURANTS (0.0%)
         1,500   American Restaurant Group Holdings, Inc. - 144A*                            08/15/08                      0
        39,250   Catalina Restaurant Group, Inc. (c)                                         07/10/12                      0
                                                                                                              --------------
                                                                                                                           0
                                                                                                              --------------
                 TELECOMMUNICATIONS (0.0%)
         1,200   Startec Global Communications Corp. - 144A*                                 05/15/08                      0
                                                                                                              --------------
                 TOTAL WARRANTS
                   (COST $128,068)                                                                                         0
                                                                                                              --------------

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE
--------------                                                             --------         ----------
                 SHORT-TERM INVESTMENT (5.0%)
                 REPURCHASE AGREEMENT
$        4,299   The Bank of New York (dated 06/30/04;
                   proceeds $4,299,361) (e)
                   (COST $4,299,241)                                           1.00%         07/01/04              4,299,241
                                                                                                              --------------
                 TOTAL INVESTMENTS
                   (COST $176,324,656) (f)                                                     99.3%              85,609,296
                 OTHER ASSETS IN EXCESS OF LIABILITIES                                          0.7                  601,632
                                                                                              -----           --------------
                 NET ASSETS                                                                   100.0%          $   86,210,928
                                                                                              =====           ==============

----------
*    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
**   RESALE IS RESTRICTED; ACQUIRED (12/22/98) AT A COST BASIS OF $9,020.
***  FLOATING RATE SECURITY. RATE SHOWN IS THE RATE IN EFFECT AT JUNE 30, 2004.
+    PAYMENT-IN-KIND SECURITY.
@ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; BOND OR PREFERRED STOCK WITH ATTACHED WARRANTS.
++ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE SPECIFIED DATE.
(a)  ISSUER IN BANKRUPTCY.
(b)  NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.
(c)  ACQUIRED THROUGH EXCHANGE OFFER.
(d)  NON-INCOME PRODUCING SECURITIES.
(e) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION 4.197% DUE 03/01/34 VALUED AT $3,683,094.
(f) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $3,940,246 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $94,655,606, RESULTING IN NET UNREALIZED DEPRECIATION OF $90,715,360.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

  NUMBER OF
   SHARES                                                                                                         VALUE
----------------------------------------------------------------------------------------------------------------------------
                 COMMON STOCKS (94.2%)
                 ALTERNATIVE POWER GENERATION (0.6%)
       260,000   Calpine Corp.*                                                                               $    1,123,200
                                                                                                              --------------
                 COMPUTER COMMUNICATIONS (1.8%)
       140,000   Cisco Systems, Inc.*                                                                              3,318,000
                                                                                                              --------------
                 ELECTRIC UTILITIES (54.1%)
       250,000   AES Corp. (The)*                                                                                  2,482,500
        50,000   Allegheny Energy, Inc.*                                                                             770,500
       150,865   Cinergy Corp.                                                                                     5,732,870
        50,000   Consolidated Edison, Inc.                                                                         1,988,000
       122,000   Constellation Energy Group, Inc.                                                                  4,623,800
        80,000   Dominion Resources, Inc.                                                                          5,046,400
        65,000   DTE Energy Co.                                                                                    2,635,100
       107,432   Duke Energy Corp.                                                                                 2,179,795
       195,000   Edison International                                                                              4,986,150
       150,000   Energy East Corp.                                                                                 3,637,500
       100,000   Entergy Corp.                                                                                     5,601,000
       180,000   Exelon Corp.                                                                                      5,992,200
        89,200   FirstEnergy Corp.                                                                                 3,336,972
        70,000   FPL Group, Inc.                                                                                   4,476,500
       170,000   PG&E Corp.*                                                                                       4,749,800
        99,500   Pinnacle West Capital Corp.                                                                       4,018,805
       122,500   PNM Resources Inc.                                                                                2,544,325
       120,000   PPL Corp.                                                                                         5,508,000
        75,000   Progress Energy, Inc.                                                                             3,303,750
       130,000   Public Service Enterprise Group, Inc.                                                             5,203,900
       155,000   SCANA Corp.                                                                                       5,637,350
       140,000   Southern Co. (The)                                                                                4,081,000
       110,000   TXU Corp.                                                                                         4,456,100
       165,000   Wisconsin Energy Corp.                                                                            5,380,650
       140,000   Xcel Energy, Inc.                                                                                 2,339,400
                                                                                                              --------------
                                                                                                                 100,712,367
                                                                                                              --------------
                 ENERGY (11.5%)
        75,000   AGL Resources, Inc.                                                                               2,178,750
        60,000   Equitable Resources, Inc.                                                                         3,102,600
       105,000   KeySpan Corp.                                                                                     3,853,500
       130,000   New Jersey Resources Corp.                                                                        5,405,400
        50,000   NiSource, Inc.                                                                                    1,031,000
       150,000   Questar Corp.                                                                                     5,796,000
                                                                                                              --------------
                                                                                                                  21,367,250
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                                                         VALUE
----------------------------------------------------------------------------------------------------------------------------
                 OIL & GAS PIPELINES (3.0%)
        45,000   Kinder Morgan, Inc.                                                                          $    2,668,050
       240,000   Williams Companies, Inc. (The)                                                                    2,856,000
                                                                                                              --------------
                                                                                                                   5,524,050
                                                                                                              --------------
                 TELECOMMUNICATIONS (22.7%)
        50,000   Alcatel SA (ADR) (France)*                                                                          774,500
        96,932   ALLTEL Corp.                                                                                      4,906,698
       130,000   AT&T Wireless Services, Inc.*                                                                     1,861,600
       165,000   BellSouth Corp.                                                                                   4,326,300
        78,750   CenturyTel, Inc.                                                                                  2,365,650
        60,000   Cox Communications, Inc. (Class A)*                                                               1,667,400
       132,000   Nextel Communications, Inc. (Class A)*                                                            3,519,120
       178,946   SBC Communications, Inc.                                                                          4,339,440
       240,000   Sprint Corp. (FON Group)                                                                          4,224,000
        74,750   Telefonica S.A. (ADR) (Spain)                                                                     3,336,093
        85,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)                                                2,827,950
       116,120   Verizon Communications Inc.                                                                       4,202,383
       175,000   Vodafone Group PLC (ADR) (United Kingdom)                                                         3,867,500
                                                                                                              --------------
                                                                                                                  42,218,634
                                                                                                              --------------
                 WATER UTILITIES (0.5%)
        49,375   Aqua America Inc.                                                                                   989,969
                                                                                                              --------------
                 TOTAL COMMON STOCKS
                   (COST $124,164,226)                                                                           175,253,470
                                                                                                              --------------

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE
--------------                                                             --------         ----------
                 CORPORATE BONDS (2.8%)
                 ELECTRIC UTILITIES (1.9%)
$          100   Appalachian Power Co. (Series G)                              3.60%         05/15/08                 97,587
           140   Carolina Power & Light Co.                                   5.125          09/15/13                138,104
           400   Cinergy Corp.                                                 6.25          09/01/04                402,710
           120   Cleco Power LLC                                              5.375          05/01/13                116,292
           160   Commonwealth Edison Co. (Series 98)                           6.15          03/15/12                171,173
            35   Constellation Energy Group, Inc.                              7.60          04/01/32                 38,755
           400   Consumers Energy Co.                                         6.875          03/01/18                421,110
            85   Duke Energy Corp.                                             4.50          04/01/10                 83,704
            90   Duquesne Light Co. (Series O)                                 6.70          04/15/12                 98,402
            25   Entergy Gulf States, Inc.                                     3.60          06/01/08                 24,143
           100   Exelon Corp.                                                  6.75          05/01/11                108,902
           135   FirstEnergy Corp. (Series B)                                  6.45          11/15/11                140,167

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
$          160   Indiana Michigan Power Co. (Series A)                        6.875%         07/01/04         $      160,000
            40   Indianapolis Power & Light Co. - 144A**                       6.30          07/01/13                 41,126
           155   Jersey Central Power & Light Co. (Series MTN)                 6.45          05/15/06                163,123
           145   Ohio Power Co. (Series G)                                     6.60          02/15/33                148,597
            60   Pacific Gas & Electric                                        3.60          03/01/09                 57,817
           160   Pinnacle West Capital Corp.                                   6.40          04/01/06                168,233
           285   Public Service Co. of New Mexico (Series B)                   7.50          08/01/18                322,450
           145   Public Service Electric & Gas Co. (Series MTNB)               5.00          01/01/13                143,303
           155   South Carolina Electric & Gas Co.                             7.50          06/15/05                162,157
            20   Southern California Edison Co.                                5.00          01/15/14                 19,494
           155   Texas-New Mexico Power Co.                                    6.25          01/15/09                155,692
            75   TXU Energy Co.                                                7.00          03/15/13                 81,806
            40   Wisconsin Electric Power Co.                                  4.50          05/15/13                 38,189
            60   Wisconsin Electric Power Co.                                 5.625          05/15/33                 56,232
                                                                                                              --------------
                                                                                                                   3,559,268
                                                                                                              --------------
                 ENERGY (0.1%)
            90   Consolidated Natural Gas Co. (Series B)                      5.375          11/01/06                 93,713
            25   Panhandle Eastern Pipe Line Co.                               2.75          03/15/07                 24,007
                                                                                                              --------------
                                                                                                                     117,720
                                                                                                              --------------
                 MAJOR TELECOMMUNICATIONS (0.1%)
           155   France Telecom S.A. (France)                                  9.50          03/01/31                195,082
                                                                                                              --------------
                 TELECOMMUNICATIONS (0.7%)
           195   AT&T Corp.                                                    8.05          11/15/11                200,487
           110   AT&T Wireless Services, Inc.                                 7.875          03/01/11                125,286
            75   British Telecommunications PLC (United Kingdom)              8.375          12/15/10                 87,698
           215   Deutsche Telekom International Finance
                   NV (Netherlands)                                            8.75          06/15/30                262,437
           520   GTE Corp.                                                     7.90          02/01/27                558,839
                                                                                                              --------------
                                                                                                                   1,234,747
                                                                                                              --------------
                 TOTAL CORPORATE BONDS
                   (COST $4,932,637)                                                                               5,106,817
                                                                                                              --------------
                 ASSET-BACKED SECURITIES (0.5%)
                 FINANCE/RENTAL/LEASING
           245   Detroit Edison Securitization Funding LLC
                   (Series 2001 - 1 Class A3)                                 5.875          03/01/10                259,382
           290   PECO Energy Transition Trust
                   (Series 2000 - A Class A3)                                 7.625          03/01/10                329,894
           275   PSE&G Transition Funding LLC
                   (Series 2001 - 1 Class A6)                                  6.61          06/15/15                303,985
                                                                                                              --------------
                 TOTAL ASSET-BACKED SECURITIES
                   (COST $876,355)                                                                                   893,261
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                   COUPON         MATURITY
  THOUSANDS                                                                    RATE            DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 U.S. GOVERNMENT OBLIGATION (0.0%)
$           75   U.S. Treasury Strip (Cost $22,567)                            0.00%         02/15/25         $       23,581
                                                                                                              --------------
                 SHORT-TERM INVESTMENT (2.5%)
                 REPURCHASE AGREEMENT
         4,703   The Bank of New York (dated 06/30/04; proceeds
                   $4,703,266) (a)
                   (COST $4,703,136)                                           1.00          07/01/04              4,703,136
                                                                                                              --------------
                 TOTAL INVESTMENTS
                   (COST $134,698,921) (b)                                                    100.0%             185,980,265
                 OTHER ASSETS IN EXCESS OF LIABILITIES                                          0.0                    1,669
                                                                                              -----           --------------
                 NET ASSETS                                                                   100.0%          $  185,981,934
                                                                                              =====           ==============

----------
ADR  AMERICAN DEPOSITORY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
(a) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION 4.197% DUE 03/01/34 VALUED AT $4,797,199.
(b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $51,833,384 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $552,040, RESULTING IN NET UNREALIZED APPRECIATION OF $51,281,344.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES - INCOME BUILDER
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

  NUMBER OF
    SHARES                                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------------------
                 COMMON STOCKS (48.1%)
                 ADVERTISING/MARKETING SERVICES (0.3%)
        24,960   Interpublic Group of Companies, Inc. (The)*                                                  $      342,701
                                                                                                              --------------
                 AEROSPACE & DEFENSE (0.5%)
         8,800   Northrop Grumman Corp.                                                                              472,560
                                                                                                              --------------
                 AUTO PARTS: O.E.M. (0.9%)
         9,890   Magna International Inc. (Class A) (Canada)                                                         842,331
                                                                                                              --------------
                 BROADCASTING (0.8%)
        20,700   Clear Channel Communications, Inc.                                                                  764,865
                                                                                                              --------------
                 CHEMICALS: MAJOR DIVERSIFIED (1.8%)
        40,170   Bayer AG (ADR) (Germany)                                                                          1,172,964
        12,520   Dow Chemical Co. (The)                                                                              509,564
                                                                                                              --------------
                                                                                                                   1,682,528
                                                                                                              --------------
                 COMPUTER PROCESSING HARDWARE (0.5%)
        20,850   Hewlett-Packard Co.                                                                                 439,935
                                                                                                              --------------
                 CONTAINERS/PACKAGING (0.5%)
         7,350   Temple-Inland, Inc.                                                                                 508,987
                                                                                                              --------------
                 DATA PROCESSING SERVICES (1.3%)
        10,350   Automatic Data Processing, Inc.                                                                     433,458
        12,100   First Data Corp.                                                                                    538,692
        10,900   SunGard Data Systems Inc.*                                                                          283,400
                                                                                                              --------------
                                                                                                                   1,255,550
                                                                                                              --------------
                 DISCOUNT STORES (0.7%)
        14,800   Target Corp.                                                                                        628,556
         1,480   Wal-Mart Stores, Inc.                                                                                78,085
                                                                                                              --------------
                                                                                                                     706,641
                                                                                                              --------------
                 ELECTRIC UTILITIES (2.0%)
         6,900   Consolidated Edison, Inc.                                                                           274,344
        11,350   Edison International                                                                                290,219
         8,910   Entergy Corp.                                                                                       499,049
        14,540   Exelon Corp.                                                                                        484,037
        10,700   FirstEnergy Corp.                                                                                   400,287
                                                                                                              --------------
                                                                                                                   1,947,936
                                                                                                              --------------
                 FINANCE/RENTAL/LEASING (0.8%)
        11,670   Freddie Mac                                                                                         738,711
                                                                                                              --------------
                 FINANCIAL CONGLOMERATES (2.3%)
        18,820   Citigroup, Inc.                                                                                     875,130
        20,420   J.P. Morgan Chase & Co.                                                                             791,683
        11,690   Prudential Financial, Inc.                                                                          543,234
                                                                                                              --------------
                                                                                                                   2,210,047
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------------------
                 FINANCIAL PUBLISHING/SERVICES (0.7%)
        25,330   Equifax, Inc.                                                                                $      626,917
                                                                                                              --------------
                 FOOD: MAJOR DIVERSIFIED (1.3%)
        11,750   Kraft Foods Inc. (Class A)                                                                          372,240
         4,980   Nestle SA (ADR) (Registered Shares) (Switzerland)                                                   332,664
        10,890   PepsiCo, Inc.                                                                                       586,753
                                                                                                              --------------
                                                                                                                   1,291,657
                                                                                                              --------------
                 FOOD: SPECIALTY/CANDY (0.6%)
        15,500   Cadbury Scweppes PLC (ADR) (United Kingdom)                                                         543,740
                                                                                                              --------------
                 HOTELS/RESORTS/CRUISELINES (1.3%)
        16,200   Hilton Hotels Corp.                                                                                 302,292
         8,600   Marriott International, Inc. (Class A)                                                              428,968
        11,930   Starwood Hotels & Resorts Worldwide, Inc.                                                           535,060
                                                                                                              --------------
                                                                                                                   1,266,320
                                                                                                              --------------
                 HOUSEHOLD/PERSONAL CARE (0.9%)
        13,260   Kimberly-Clark Corp.                                                                                873,569
                                                                                                              --------------
                 INDUSTRIAL CONGLOMERATES (1.0%)
        18,800   General Electric Co.                                                                                609,120
         5,176   Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)                                                         353,573
                                                                                                              --------------
                                                                                                                     962,693
                                                                                                              --------------
                 INDUSTRIAL MACHINERY (0.5%)
         8,020   Parker-Hannifin Corp.                                                                               476,869
                                                                                                              --------------
                 INFORMATION TECHNOLOGY SERVICES (1.0%)
        22,000   Accenture Ltd. (Class A) (ADR) (Bermuda)*                                                           604,560
         4,250   International Business Machines Corp.                                                               374,637
                                                                                                              --------------
                                                                                                                     979,197
                                                                                                              --------------
                 INTEGRATED OIL (4.3%)
        26,650   BP PLC (ADR) (United Kingdom)                                                                     1,427,640
        10,729   ConocoPhillips                                                                                      818,515
        19,970   Exxon Mobil Corp.                                                                                   886,868
        18,300   Royal Dutch Petroleum Co. (NY Registered Shares) (Netherlands)                                      945,561
                                                                                                              --------------
                                                                                                                   4,078,584
                                                                                                              --------------
                 INVESTMENT BANKS/BROKERS (1.7%)
        10,600   Lehman Brothers Holdings Inc.                                                                       797,650
        15,210   Merrill Lynch & Co., Inc.                                                                           821,036
                                                                                                              --------------
                                                                                                                   1,618,686
                                                                                                              --------------
                 LIFE/HEALTH INSURANCE (0.5%)
        13,400   MetLife, Inc. (Note 4)                                                                              480,390
                                                                                                              --------------
                 MAJOR BANKS (1.8%)
         7,930   Bank of America Corp.                                                                               671,037

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------------------
        14,050   Bank One Corp.                                                                               $      716,550
         6,460   PNC Financial Services Group                                                                        342,897
                                                                                                              --------------
                                                                                                                   1,730,484
                                                                                                              --------------
                 MAJOR TELECOMMUNICATIONS (1.7%)
        11,500   SBC Communications, Inc.                                                                            278,875
        37,820   Sprint Corp. (FON Group)                                                                            665,632
        18,730   Verizon Communications Inc.                                                                         677,839
                                                                                                              --------------
                                                                                                                   1,622,346
                                                                                                              --------------
                 MANAGED HEALTH CARE (0.6%)
         8,400   CIGNA Corp.                                                                                         578,004
                                                                                                              --------------
                 MEDIA CONGLOMERATES (2.4%)
        40,230   Disney (Walt) Co. (The)                                                                           1,025,463
        75,620   Time Warner Inc.*                                                                                 1,329,400
                                                                                                              --------------
                                                                                                                   2,354,863
                                                                                                              --------------
                 MEDICAL SPECIALTIES (1.0%)
        14,340   Bausch & Lomb, Inc.                                                                                 933,104
                                                                                                              --------------
                 MOTOR VEHICLES (1.1%)
        44,150   Honda Motor Co., Ltd. (ADR) (Japan)                                                               1,073,728
                                                                                                              --------------
                 MULTI-LINE INSURANCE (0.8%)
        11,660   Hartford Financial Services Group, Inc. (The)                                                       801,508
                                                                                                              --------------
                 OIL REFINING/MARKETING (0.5%)
         6,650   Valero Energy Corp.                                                                                 490,504
                                                                                                              --------------
                 OILFIELD SERVICES/EQUIPMENT (1.4%)
        20,890   Schlumberger Ltd. (Netherland)                                                                    1,326,724
                                                                                                              --------------
                 PACKAGED SOFTWARE (1.0%)
        15,100   Computer Associates International, Inc.                                                             423,706
        19,080   Microsoft Corp.                                                                                     544,925
                                                                                                              --------------
                                                                                                                     968,631
                                                                                                              --------------
                 PHARMACEUTICALS: MAJOR (4.2%)
         7,820   AstraZeneca PLC (ADR) (United Kingdom)                                                              356,905
        68,550   Bristol-Myers Squibb Co.                                                                          1,679,475
         8,460   Roche Holdings Ltd. (ADR) (Switzerland)                                                             837,709
        43,200   Schering-Plough Corp.                                                                               798,336
         9,100   Wyeth                                                                                               329,056
                                                                                                              --------------
                                                                                                                   4,001,481
                                                                                                              --------------
                 PRECIOUS METALS (0.4%)
         9,710   Newmont Mining Corp.                                                                                376,360
                                                                                                              --------------
                 PROPERTY - CASUALTY INSURERS (1.9%)
        16,130   Chubb Corp. (The)                                                                                 1,099,743

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------------------
        16,783   St. Paul Travelers Companies, Inc.                                                           $      680,383
                                                                                                              --------------
                                                                                                                   1,780,126
                                                                                                              --------------
                 RAILROADS (1.5%)
        34,710   Norfolk Southern Corp.                                                                              920,509
         7,990   Union Pacific Corp.                                                                                 475,006
                                                                                                              --------------
                                                                                                                   1,395,515
                                                                                                              --------------
                 RESTAURANTS (0.4%)
        13,550   McDonald's Corp.                                                                                    352,300
                                                                                                              --------------
                 SEMICONDUCTORS (0.5%)
        17,400   Intel Corp.                                                                                         480,240
                                                                                                              --------------
                 TOBACCO (0.3%)
         6,750   Altria Group, Inc.                                                                                  337,838
                                                                                                              --------------
                 WIRELESS TELECOMMUNICATIONS (0.4%)
        25,800   AT&T Wireless Services, Inc.*                                                                       369,456
                                                                                                              --------------
                 TOTAL COMMON STOCKS
                   (COST $38,088,104)                                                                             46,084,626
                                                                                                              --------------
                 CONVERTIBLE PREFERRED STOCKS (8.6%)
                 COMPUTER PERIPHERALS (0.5%)
        10,000   Agilysys Inc. $3.375                                                                                507,500
                                                                                                              --------------
                 ELECTRIC UTILITIES (1.0%)
        18,000   FPL Group, Inc. $4.00                                                                               986,580
                                                                                                              --------------
                 MAJOR BANKS (0.9%)
        25,050   National Australia Bank, Ltd. $1.97 (Australia) (Units)@                                            888,273
                                                                                                              --------------
                 MAJOR TELECOMMUNICATIONS (1.0%)
        20,000   ALLTEL Corp. $3.875 (Units)@                                                                      1,003,200
                                                                                                              --------------
                 OIL & GAS PIPELINES (0.9%)
        60,000   Williams Companies, Inc. $2.25                                                                      826,800
                                                                                                              --------------
                 PROPERTY - CASUALTY INSURERS (0.8%)
        30,000   Travelers Property Casualty Corp. $1.125                                                            714,000
                                                                                                              --------------
                 REAL ESTATE INVESTMENT TRUSTS (0.3%)
         9,000   Equity Residential Properties Trust (Series E) $1.75                                                297,000
                                                                                                              --------------
                 SPECIALTY STORES (1.1%)
        20,000   Boise Cascade Corp. $3.75 (Units)@                                                                1,055,000
                                                                                                              --------------
                 TELECOMMUNICATION EQUIPMENT (2.1%)
         1,000   Lucent Technologies Capital Trust $77.50                                                          1,180,000
        16,250   Motorola, Inc. $3.50                                                                                802,425
                                                                                                              --------------
                                                                                                                   1,982,425
                                                                                                              --------------
                 TOTAL CONVERTIBLE PREFERRED STOCKS
                   (COST $7,578,759)                                                                               8,260,778
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 CONVERTIBLE BONDS (19.7%)
                 AIRLINES (1.1%)
$        1,500   Continental Airlines Inc.                                     4.50%         02/01/07         $    1,081,875
                                                                                                              --------------
                 BIOTECHNOLOGY (2.3%)
         1,250   Enzon Pharmaceuticals, Inc.                                   4.50          07/01/08              1,160,937
           800   Invitrogen, Inc. - 144A**                                     2.00          08/01/23              1,008,000
                                                                                                              --------------
                                                                                                                   2,168,937
                                                                                                              --------------
                 CABLE/SATELLITE TV (1.1%)
         1,000   Echostar Communications Corp.                                 5.75          05/15/08              1,033,750
                                                                                                              --------------
                 CONTRACT DRILLING (1.2%)
         2,000   Diamond Offshore Drilling Inc.                                0.00          06/06/20              1,167,500
                                                                                                              --------------
                 DEPARTMENT STORES (1.7%)
         1,250   Penney (J.C.) Co., Inc.                                       5.00          10/15/08              1,678,125
                                                                                                              --------------
                 ELECTRONIC COMPONENTS (1.0%)
         1,000   SCI Systems, Inc.                                             3.00          03/15/07                940,000
                                                                                                              --------------
                 ELECTRONIC EQUIPMENT/INSTRUMENTS (0.2%)
           221   Agilent Technologies, Inc.                                    3.00++        12/01/21                233,708
                                                                                                              --------------
                 ELECTRONIC PRODUCTION EQUIPMENT (1.2%)
         1,100   Veeco Instruments, Inc.                                      4.125          12/21/08              1,098,625
                                                                                                              --------------
                 HOSPITAL/NURSING MANAGEMENT (2.2%)
         1,000   Community Health Systems                                      4.25          10/15/08              1,046,250
         1,000   Lifepoint Hospitals Holdings                                  4.50          06/01/09              1,038,750
                                                                                                              --------------
                                                                                                                   2,085,000
                                                                                                              --------------
                 HOTELS/RESORTS/CRUISELINES (1.1%)
         1,000   Hilton Hotels Corp. - 144A**                                 3.375          04/15/23              1,083,750
                                                                                                              --------------
                 HOUSEHOLD/PERSONAL CARE (1.3%)
         1,000   Church & Dwight Co., Inc. - 144A**                            5.25          08/15/33              1,220,000
                                                                                                              --------------
                 INDUSTRIAL CONGLOMERATES (1.6%)
         1,000   Tyco Internatioanl Group SA (Luxembourg)                      2.75          01/15/18              1,507,500
                                                                                                              --------------
                 INFORMATION TECHNOLOGY SERVICES (1.0%)
         1,000   Aether Systems, Inc.                                          6.00          03/22/05                991,250
                                                                                                              --------------
                 INTERNET RETAIL (0.9%)
           901   Amazon.com, Inc.                                              4.75          02/01/09                904,379
                                                                                                              --------------
                 INVESTMENT BANKS/BROKERS (1.1%)
         1,000   E*Trade Financial Corp.                                       6.00          02/01/07              1,028,750
                                                                                                              --------------
                 SEMICONDUCTORS (0.7%)
           680   RF Micro Devices, Inc.                                        3.75          08/15/05                680,000
                                                                                                              --------------
                 TOTAL CONVERTIBLE BONDS
                   (COST $17,721,963)                                                                             18,903,149
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 CORPORATE BONDS (17.6%)
                 AGRICULTURAL COMMODITIES/MILLING (1.7%)
$        1,460   Corn Products International Inc.                              8.25%         07/15/07         $    1,596,875
                                                                                                              --------------
                 APPAREL/FOOTWEAR (1.3%)
         1,250   Tommy Hilfiger USA Inc.                                       6.85          06/01/08              1,257,813
                                                                                                              --------------
                 BROADCASTING (1.4%)
         1,200   Clear Channel Communications, Inc.                            8.00          11/01/08              1,363,614
                                                                                                              --------------
                 BUILDING PRODUCTS (1.4%)
         1,200   American Standard, Inc.                                       8.25          06/01/09              1,350,000
                                                                                                              --------------
                 ELECTRONIC PRODUCTION EQUIPMENT (1.0%)
           900   ChipPac International Co. Ltd. (Virgin Islands)              12.75          08/01/09                965,250
                                                                                                              --------------
                 HOME BUILDING (1.4%)
         1,200   Toll Corp.                                                    8.25          02/01/11              1,302,000
                                                                                                              --------------
                 HOSPITAL/NURSING MANAGEMENT (1.6%)
         1,400   Manor Care, Inc.                                              7.50          06/15/06              1,498,000
                                                                                                              --------------
                 HOTELS/RESORTS/CRUISELINES (1.4%)
         1,300   Starwood Hotels & Resorts Worldwide, Inc.                    7.875          05/01/12              1,397,500
                                                                                                              --------------
                 MANAGED HEALTH CARE (1.1%)
         1,000   Magelan Health Services, Inc. ( Series A)                    9.375          11/15/08              1,077,500
                                                                                                              --------------
                 OILFIELD SERVICES/EQUIPMENT (1.7%)
         1,500   BRL Universal Equipment Corp.                                8.875          02/15/08              1,614,375
                                                                                                              --------------
                 PUBLISHING: NEWSPAPERS (1.1%)
         1,000   Media General Inc.                                            6.95          09/01/06              1,049,059
                                                                                                              --------------
                 TRUCKS/CONSTRUCTION/FARM MACHINERY (0.8%)
           700   Navistar International (Series B)                            9.375          06/01/06                759,500
                                                                                                              --------------
                 WIRELESS TELECOMMUNICATIONS (1.7%)
         1,500   Nextel Communications Inc.                                   9.375          11/15/09              1,610,625
                                                                                                              --------------
                 TOTAL CORPORATE BONDS
                   (COST $16,590,155)                                                                             16,842,111
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                 COUPON           MATURITY
  THOUSANDS                                                                  RATE              DATE                VALUE
----------------------------------------------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENT (5.2%)
                 U.S. GOVERNMENT AGENCY (a)
$        5,000   Federal Home Loan Mortgage Corp.
                   (COST $5,000,000)                                           1.25%         07/01/04         $    5,000,000
                                                                                                              --------------
                 TOTAL INVESTMENTS
                   (COST $84,978,981) (b)                                                      99.2%              95,090,664
                 OTHER ASSETS IN EXCESS OF LIABILITIES                                          0.8                  715,699
                                                                                              -----           --------------
                 NET ASSETS                                                                   100.0%          $   95,806,363
                                                                                              =====           ==============

----------
ADR  AMERICAN DEPOSITORY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
++   VARIABLE RATE SECURITY. RATE SHOWN IS THE RATE IN EFFECT AT JUNE 30, 2004.
@ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; PREFERRED STOCKS WITH ATTACHED WARRANTS.
(a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $11,730,504 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,618,821, RESULTING IN NET UNREALIZED APPRECIATION OF $10,111,683.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 COMMON STOCKS (98.1%)
                 AEROSPACE & DEFENSE (0.3%)
        24,200   General Dynamics Corp.                                    $    2,403,060
                                                                           --------------
                 ALUMINUM (1.7%)
       468,900   Alcoa, Inc.                                                   15,487,767
                                                                           --------------
                 APPAREL/FOOTWEAR (1.4%)
       255,000   V.F. Corp.                                                    12,418,500
                                                                           --------------
                 AUTO PARTS: O.E.M. (1.9%)
       325,500   Johnson Controls, Inc.                                        17,375,190
                                                                           --------------
                 BEVERAGES: ALCOHOLIC (0.5%)
        85,400   Anheuser-Busch Companies, Inc.                                 4,611,600
                                                                           --------------
                 BEVERAGES:
                 NON-ALCOHOLIC (1.6%)
       296,800   Coca-Cola Co. (The)                                           14,982,464
                                                                           --------------
                 CASINO/GAMING (0.4%)
        98,400   International Game Technology                                  3,798,240
                                                                           --------------
                 CHEMICALS: MAJOR
                 DIVERSIFIED (2.2%)
       493,000   Dow Chemical Co.                                              20,065,100
                                                                           --------------
                 COMPUTER PERIPHERALS (1.2%)
       172,700   EMC Corp.*                                                     1,968,780
        98,100   Lexmark International, Inc.*                                   9,469,593
                                                                           --------------
                                                                               11,438,373
                                                                           --------------
                 COMPUTER PROCESSING
                 HARDWARE (1.2%)
       299,600   Dell Inc.*                                                    10,731,672
                                                                           --------------
                 DATA PROCESSING
                 SERVICES (2.0%)
       404,000   First Data Corp.                                              17,986,080
                                                                           --------------
                 DISCOUNT STORES (2.7%)
       594,300   Target Corp.                                                  25,239,921
                                                                           --------------
                 DRUGSTORE CHAINS (1.1%)
       246,900   CVS Corp.                                                     10,374,738
                                                                           --------------
                 ELECTRIC UTILITIES (2.4%)
       470,800   Exelon Corp.                                                  15,672,932
       102,700   FPL Group, Inc.                                                6,567,665
                                                                           --------------
                                                                               22,240,597
                                                                           --------------
                 FINANCE/RENTAL/LEASING (2.0%)
        68,400   Fannie Mae                                                $    4,881,024
       535,900   MBNA Corp.                                                    13,820,861
                                                                           --------------
                                                                               18,701,885
                                                                           --------------
                 FINANCIAL CONGLOMERATES (3.8%)
       570,700   Citigroup, Inc. (Note 4)                                      26,537,550
       215,600   J.P. Morgan Chase & Co.                                        8,358,812
                                                                           --------------
                                                                               34,896,362
                                                                           --------------
                 FOOD DISTRIBUTORS (0.6%)
       144,100   SYSCO Corp.                                                    5,168,867
                                                                           --------------
                 FOOD: MAJOR DIVERSIFIED (2.7%)
       464,000   PepsiCo, Inc.                                                 25,000,320
                                                                           --------------
                 HOME IMPROVEMENT
                 CHAINS (2.4%)
       627,100   Home Depot, Inc. (The)                                        22,073,920
                                                                           --------------
                 HOUSEHOLD/PERSONAL
                 CARE (4.3%)
       378,000   Avon Products, Inc.                                           17,440,920
       404,800   Procter & Gamble Co. (The)                                    22,037,312
                                                                           --------------
                                                                               39,478,232
                                                                           --------------
                 INDUSTRIAL CONGLOMERATES (8.4%)
       336,300   3M Co.                                                        30,270,363
       677,500   General Electric Co.                                          21,951,000
       276,000   United Technologies Corp.                                     25,248,480
                                                                           --------------
                                                                               77,469,843
                                                                           --------------
                 INFORMATION TECHNOLOGY
                 SERVICES (3.9%)
       558,100   Accenture Ltd. (Class A)
                   (ADR) (Bermuda)*                                            15,336,588
       235,100   International Business
                   Machines Corp.                                              20,724,065
                                                                           --------------
                                                                               36,060,653
                                                                           --------------
                 INTEGRATED OIL (6.3%)
       483,000   BP PLC (ADR)
                   (United Kingdom)                                            25,874,310
        99,300   ChevronTexaco Corp.                                            9,345,123
       503,800   Exxon Mobil Corp.                                             22,373,758
                                                                           --------------
                                                                               57,593,191
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 INVESTMENT BANKS/
                 BROKERS (4.2%)
       108,400   Goldman Sachs Group,
                   Inc. (The)                                              $   10,206,944
        98,900   Lehman Brothers
                   Holdings Inc.                                                7,442,225
       388,700   Merrill Lynch & Co., Inc.                                     20,982,026
                                                                           --------------
                                                                               38,631,195
                                                                           --------------
                 INVESTMENT MANAGERS (1.4%)
       427,000   Mellon Financial Corp.                                        12,523,910
                                                                           --------------
                 LIFE/HEALTH INSURANCE (1.8%)
       357,700   Lincoln National Corp.                                        16,901,325
                                                                           --------------
                 MAJOR BANKS (5.1%)
       393,100   Bank of America Corp.                                         33,264,122
       151,400   Comerica, Inc.                                                 8,308,832
        88,700   Wells Fargo & Co.                                              5,076,301
                                                                           --------------
                                                                               46,649,255
                                                                           --------------
                 MAJOR
                 TELECOMMUNICATIONS (1.9%)
       479,200   Verizon Communications Inc.                                   17,342,248
                                                                           --------------
                 MANAGED HEALTH CARE (1.0%)
       107,260   Anthem, Inc.*                                                  9,606,205
                                                                           --------------
                 MEDICAL SPECIALTIES (1.1%)
        24,600   Bard (C.R.), Inc.                                              1,393,590
       172,800   Medtronic, Inc.                                                8,418,816
         8,600   Stryker Corp.                                                    473,000
                                                                           --------------
                                                                               10,285,406
                                                                           --------------
                 MOTOR VEHICLES (0.2%)
        35,300   Harley-Davidson, Inc.                                          2,186,482
                                                                           --------------
                 MULTI-LINE INSURANCE (2.5%)
       319,400   American International
                   Group, Inc.                                                 22,766,832
                                                                           --------------
                 OFFICE EQUIPMENT/
                 SUPPLIES (1.9%)
       401,400   Pitney Bowes, Inc.                                            17,761,950
                                                                           --------------
                 OIL & GAS PRODUCTION (0.2%)
        29,400   Devon Energy Corp.                                             1,940,400
                                                                           --------------
                 OILFIELD SERVICES/
                 EQUIPMENT (2.1%)
       291,100   Halliburton Co.                                                8,808,686
       166,900   Schlumberger Ltd.
                   (Netherland)                                                10,599,819
                                                                           --------------
                                                                               19,408,505
                                                                           --------------
                 PACKAGED SOFTWARE (4.2%)
        42,100   Adobe Systems, Inc.                                       $    1,957,650
     1,026,900   Microsoft Corp.                                               29,328,264
       167,800   SAP AG (ADR) (Germany)                                         7,015,718
                                                                           --------------
                                                                               38,301,632
                                                                           --------------
                 PHARMACEUTICALS: MAJOR (7.6%)
       671,500   Bristol-Myers Squibb Co.                                      16,451,750
       206,600   Johnson & Johnson                                             11,507,620
       815,160   Pfizer, Inc.                                                  27,943,685
       374,200   Wyeth                                                         13,531,072
                                                                           --------------
                                                                               69,434,127
                                                                           --------------
                 PHARMACEUTICALS: OTHER (0.9%)
       122,200   Teva Pharmaceutical Industries
                   Ltd. (ADR) (Israel)                                          8,222,838
                                                                           --------------
                 RAILROADS (0.5%)
       140,900   Burlington Northern Santa Fe
                   Corp.                                                        4,941,363
                                                                           --------------
                 RECREATIONAL PRODUCTS (0.1%)
        17,800   Electronic Arts Inc.*                                            970,990
                                                                           --------------
                 SEMICONDUCTORS (3.1%)
       167,100   Advanced Micro Devices, Inc.*                                  2,656,890
        73,700   Analog Devices, Inc.                                           3,469,796
       398,700   Intel Corp.                                                   11,004,120
       113,000   Marvell Technology Group Ltd.
                   (Bermuda)*                                                   3,017,100
        56,200   Maxim Integrated Products,
                   Inc.                                                         2,946,004
       252,700   National Semiconductor
                   Corp.*                                                       5,556,873
                                                                           --------------
                                                                               28,650,783
                                                                           --------------
                 SERVICES TO THE HEALTH
                 INDUSTRY (0.7%)
       168,100   Medco Health Solutions Inc.*                                   6,303,750
                                                                           --------------
                 TELECOMMUNICATION
                 EQUIPMENT (1.5%)
       577,300   Cisco Systems, Inc.*                                          13,682,010
                                                                           --------------
                 TOBACCO (0.5%)
        87,100   Altria Group, Inc.                                             4,359,355
                                                                           --------------
                 TRUCKS/CONSTRUCTION/
                 FARM MACHINERY (0.6%)
        83,500   Deere & Co.                                                    5,856,690
                                                                           --------------
                   TOTAL COMMON STOCKS
                     (COST $690,477,036)                                      902,323,826
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

   PRINCIPAL
   AMOUNT IN                                        COUPON    MATURITY
   THOUSANDS                                         RATE       DATE           VALUE
-----------------------------------------------------------------------------------------
                 CONVERTIBLE BOND (0.1%)
                 Wireless Telecommunications
$          975   Nextel Communications, Inc.
                 (COST $938,439)                     5.25%    01/15/10     $      953,063
                                                                           --------------
                 SHORT-TERM INVESTMENT (1.8%)
                 U.S. GOVERNMENT AGENCY
        16,800   Freddie Mac
                   (COST $16,800,000) (a)            1.25     07/01/04         16,800,000
                                                                           --------------
                 TOTAL INVESTMENTS
                   (COST $708,215,475) (b)                       100.0%       920,076,889
                 LIABILITIES IN EXCESS OF
                   OTHER ASSETS                                   (0.0)          (354,769)
                                                              --------     --------------
                 NET ASSETS                                      100.0%    $  919,722,120
                                                              ========     ==============

----------
ADR  AMERICAN DEPOSITORY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $216,437,850 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $4,576,436, RESULTING IN NET UNREALIZED APPRECIATION OF $211,861,414.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 COMMON AND PREFERRED STOCKS AND
                 RIGHTS (95.4%)
                 AUSTRALIA (0.9%)
                 MAJOR BANKS
       116,681   National Australia Bank Ltd.                              $    2,429,225
                                                                           --------------
                 BERMUDA (1.3%)
                 INDUSTRIAL CONGLOMERATES
        27,884   Tyco International Ltd.                                          924,076
                                                                           --------------
                 PROPERTY - CASUALTY INSURERS
        36,402   XL Capital Ltd. (Class A)
                   (Bermuda)                                                    2,746,895
                                                                           --------------
                 TOTAL BERMUDA                                                  3,670,971
                                                                           --------------
                 DENMARK (0.5%)
                 FOOD: SPECIALTY/CANDY
        28,612   Danisco AS                                                     1,478,571
                                                                           --------------
                 FRANCE (6.1%)
                 BUILDING PRODUCTS
        16,869   Compagnie de Saint-Gobain                                        842,755
                                                                           --------------
                 CONSTRUCTION MATERIALS
        37,384   Lafarge S.A.                                                   3,341,458
                                                                           --------------
                 FOOD: MAJOR DIVERSIFIED
        21,366   Groupe Danone                                                  1,868,050
                                                                           --------------
                 INTEGRATED OIL
        21,017   Total S.A.                                                     4,015,928
                                                                           --------------
                 MAJOR BANKS
        52,779   BNP Paribas S.A.                                               3,253,333
                                                                           --------------
                 PHARMACEUTICALS: MAJOR
        44,055   Aventis S.A.                                                   3,333,367
                                                                           --------------
                 TOTAL FRANCE                                                  16,654,891
                                                                           --------------
                 GERMANY (1.8%)
                 CHEMICALS: MAJOR DIVERSIFIED
        62,034   BASF AG                                                        3,327,591
                                                                           --------------
                 MOTOR VEHICLES
         2,386   Porsche AG (Pref.)                                             1,600,364
                                                                           --------------
                 TOTAL GERMANY                                                  4,927,955
                                                                           --------------
                 HONG KONG (0.5%)
                 ELECTRIC UTILITIES
       343,000   Hong Kong Electric
                   Holdings Ltd.                                           $    1,420,390
                                                                           --------------
                 IRELAND (1.1%)
                 MAJOR BANKS
       226,339   Bank of Ireland                                                3,030,456
                                                                           --------------
                 ITALY (2.8%)
                 INTEGRATED OIL
       205,298   ENI SpA                                                        4,085,555
                                                                           --------------
                 MAJOR TELECOMMUNICATIONS
     1,616,237   Telecom Italia SpA - RNC                                       3,577,074
                                                                           --------------
                 TOTAL ITALY                                                    7,662,629
                                                                           --------------
                 JAPAN (11.8%)
                 ELECTRICAL PRODUCTS
       230,000   Sumitomo Electric
                   Industries, Ltd.                                             2,351,985
                                                                           --------------
                 ELECTRONIC
                 EQUIPMENT/INSTRUMENTS
        70,000   Canon, Inc.                                                    3,698,089
                                                                           --------------
                 ELECTRONICS/APPLIANCES
       112,000   Fuji Photo Film Co., Ltd.                                      3,519,294
                                                                           --------------
                 HOME BUILDING
       217,000   Sekisui House, Ltd.                                            2,414,434
                                                                           --------------
                 HOUSEHOLD/PERSONAL CARE
       136,000   Kao Corp.                                                      3,286,292
                                                                           --------------
                 MAJOR TELECOMMUNICATIONS
           415   Nippon Telegraph &
                   Telephone Corp.                                              2,222,942
                                                                           --------------
                 MOTOR VEHICLES
        66,000   Toyota Motor Corp.                                             2,680,265
                                                                           --------------
                 PHARMACEUTICALS: MAJOR
        66,900   Sankyo Co., Ltd.                                               1,453,680
        90,100   Takeda
                 Pharmaceutical Co., Ltd.                                       3,965,261
                                                                           --------------
                                                                                5,418,941
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 PHARMACEUTICALS: OTHER
        81,600   Yamanouchi
                   Pharmaceutical Co., Ltd.                                $    2,751,488
                                                                           --------------
                 PROPERTY - CASUALTY INSURERS
       154,000   Mitsui Sumitomo
                   Insurance Co., Ltd.                                          1,450,294
                                                                           --------------
                 SEMICONDUCTORS
        19,700   Rohm Co., Ltd.                                                 2,363,855
                                                                           --------------
                 TOTAL JAPAN                                                   32,157,879
                                                                           --------------
                 NETHERLANDS (4.6%)
                 BEVERAGES: ALCOHOLIC
        40,464   Heineken NV                                                    1,332,722
                                                                           --------------
                 FINANCIAL CONGLOMERATES
        61,001   ING Groep NV
                   (Share Certificates)                                         1,443,062
                                                                           --------------
                 FOOD: MAJOR DIVERSIFIED
        40,669   Unilever NV
                   (Share Certificates)                                         2,782,099
                                                                           --------------
                 INDUSTRIAL CONGLOMERATES
        45,643   Koninklijke (Royal)
                   Philips Electronics NV                                       1,231,691
                                                                           --------------
                 INTEGRATED OIL
       114,244   Royal Dutch Petroleum Co.
                   (NY Registered Shares)                                       5,902,987
                                                                           --------------
                 TOTAL NETHERLANDS                                             12,692,561
                                                                           --------------
                 SOUTH KOREA (0.9%)
                 SEMICONDUCTORS
         1,949   Samsung Electronic Co.,
                   Ltd. (GDR) - 144A                                              401,007
                                                                           --------------
                 WIRELESS TELECOMMUNICATIONS
        97,728   SK Telecom Co., Ltd. (ADR)                                     2,051,311
                                                                           --------------
                 TOTAL SOUTH KOREA                                              2,452,318
                                                                           --------------
                 SPAIN (1.1%)
                 MAJOR TELECOMMUNICATIONS
       194,075   Telefonica S.A.                                                2,875,359
                                                                           --------------
                 SWITZERLAND (7.4%)
                 CHEMICALS: AGRICULTURAL
        39,173   Syngenta AG*                                              $    3,289,742
                                                                           --------------
                 CONSTRUCTION MATERIALS
        34,632   Holcim Ltd.
                   (Regular Shares)                                             1,886,299
                                                                           --------------
                 FINANCIAL CONGLOMERATES
        37,211   UBS AG
                   (Registered Shares)                                          2,626,466
                                                                           --------------
                 FOOD: MAJOR DIVERSIFIED
        21,049   Nestle S.A.
                   (Registered Shares)                                          5,622,943
                                                                           --------------
                 MULTI-LINE INSURANCE
        61,772   Converium Holding AG                                           3,218,784
                                                                           --------------
                 PHARMACEUTICALS: MAJOR
        51,964   Novartis AG
                   (Registered Shares)                                          2,296,258
        13,655   Roche Holding AG                                               1,354,251
                                                                           --------------
                                                                                3,650,509
                                                                           --------------
                 TOTAL SWITZERLAND                                             20,294,743
                                                                           --------------
                 UNITED KINGDOM (19.2%)
                 ADVERTISING/MARKETING
                 SERVICES
       152,963   WPP Group PLC                                                  1,558,485
       277,617   Yell Group PLC                                                 1,741,320
                                                                           --------------
                                                                                3,299,805
                                                                           --------------
                 AEROSPACE & DEFENSE
       544,222   Rolls-Royce Group PLC                                          2,492,722
    27,211,100   Rolls-Royce Group PLC
                   (Class B)* (Rights)                                             59,409
                                                                           --------------
                                                                                2,552,131
                                                                           --------------
                 BEVERAGES: ALCOHOLIC
       424,008   Allied Domecq PLC                                              3,629,626
       258,428   Diageo PLC                                                     3,495,817
                                                                           --------------
                                                                                7,125,443
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES
       201,141   National Grid Transco PLC                                 $    1,557,142
       196,026   Scottish & Southern
                   Energy PLC                                                   2,430,568
                                                                           --------------
                                                                                3,987,710
                                                                           --------------
                 FOOD: SPECIALTY/CANDY
       513,494   Cadbury Schweppes PLC                                          4,444,699
                                                                           --------------
                 INVESTMENT MANAGERS
       172,067   Amvescap PLC                                                   1,177,101
                                                                           --------------
                 LIFE/HEALTH INSURANCE
       188,861   Prudential PLC                                                 1,630,447
                                                                           --------------
                 MAJOR BANKS
       305,601   Barclays PLC                                                   2,611,859
       156,914   Royal Bank of Scotland
                   Group PLC                                                    4,533,571
                                                                           --------------
                                                                                7,145,430
                                                                           --------------
                 MISCELLANEOUS COMMERCIAL
                 SERVICES
       426,918   Rentokil Initial PLC                                           1,122,381
                                                                           --------------
                 OTHER TRANSPORTATION
       193,693   BAA PLC                                                        1,950,562
                                                                           --------------
                 PHARMACEUTICALS: MAJOR
       315,152   GlaxoSmithKline PLC                                            6,399,005
                                                                           --------------
                 PUBLISHING: BOOKS/MAGAZINES
       720,595   Reed Elsevier PLC                                              7,027,231
                                                                           --------------
                 WIRELESS TELECOMMUNICATIONS
     2,125,068   Vodafone Group PLC                                             4,668,616
                                                                           --------------
                 TOTAL UNITED KINGDOM                                          52,530,561
                                                                           --------------
                 UNITED STATES (35.4%)
                 AEROSPACE & DEFENSE
        79,681   Boeing Co.                                                     4,070,902
        28,894   General Dynamics Corp.                                         2,869,174
        75,680   Northrop Grumman Corp.                                         4,064,016
                                                                           --------------
                                                                               11,004,092
                                                                           --------------
                 ALUMINUM
        81,279   Alcoa, Inc.                                                    2,684,645
                                                                           --------------
                 APPAREL/FOOTWEAR RETAIL
        47,733   Gap, Inc. (The)                                           $    1,157,525
                                                                           --------------
                 BEVERAGES: NON-ALCOHOLIC
        30,912   Coca-Cola Co. (The)                                            1,560,438
                                                                           --------------
                 CHEMICALS: MAJOR DIVERSIFIED
        17,005   Du Pont (E.I.) de
                   Nemours & Co.                                                  755,362
                                                                           --------------
                 COMPUTER PROCESSING
                 HARDWARE
       152,865   Hewlett-Packard Co.                                            3,225,451
                                                                           --------------
                 DATA PROCESSING SERVICES
        74,702   First Data Corp.                                               3,325,733
                                                                           --------------
                 ELECTRICAL PRODUCTS
        15,451   Emerson Electric Co.                                             981,911
                                                                           --------------
                 FINANCIAL CONGLOMERATES
        71,011   Citigroup, Inc.                                                3,302,012
        52,519   Prudential Financial, Inc.                                     2,440,558
                                                                           --------------
                                                                                5,742,570
                                                                           --------------
                 HOUSEHOLD/PERSONAL CARE
        44,222   Kimberly-Clark Corp.                                           2,913,345
                                                                           --------------
                 INDUSTRIAL CONGLOMERATES
        16,483   United Technologies Corp.                                      1,507,865
                                                                           --------------
                 INDUSTRIAL MACHINERY
         8,349   Parker-Hannifin Corp.                                            496,432
                                                                           --------------
                 INFORMATION TECHNOLOGY
                 SERVICES
        68,256   International Business
                   Machines Corp.                                               6,016,766
                                                                           --------------
                 INTEGRATED OIL
        22,317   ChevronTexaco Corp.                                            2,100,253
        41,743   Exxon Mobil Corp.                                              1,853,807
                                                                           --------------
                                                                                3,954,060
                                                                           --------------
                 INVESTMENT BANKS/BROKERS
        42,484   Merrill Lynch & Co., Inc.                                      2,293,286
                                                                           --------------
                 INVESTMENT MANAGERS
       109,771   Mellon Financial Corp.                                         3,219,583
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 MAJOR TELECOMMUNICATIONS
        53,140   BellSouth Corp.                                           $    1,393,331
       140,046   SBC Communications, Inc.                                       3,396,116
       110,322   Verizon Communications Inc.                                    3,992,553
                                                                           --------------
                                                                                8,782,000
                                                                           --------------
                 PHARMACEUTICALS: MAJOR
       121,346   Bristol-Myers Squibb Co.                                       2,972,977
        37,600   Merck & Co., Inc.                                              1,786,000
       112,522   Pfizer, Inc.                                                   3,857,254
       141,749   Wyeth                                                          5,125,644
                                                                           --------------
                                                                               13,741,875
                                                                           --------------
                 PROPERTY - CASUALTY INSURERS
        89,343   St. Paul Travelers
                   Companies, Inc.                                              3,621,965
                                                                           --------------
                 PUBLISHING: NEWSPAPERS
        39,650   New York Times Co.
                   (The) (Class A)                                              1,772,752
                                                                           --------------
                 PULP & PAPER
        55,358   Georgia-Pacific Corp.                                          2,047,139
                                                                           --------------
                 REGIONAL BANKS
        54,745   U.S. Bancorp                                                   1,508,772
                                                                           --------------
                 RESTAURANTS
       108,250   McDonald's Corp.                                               2,814,500
                                                                           --------------
                 SPECIALTY INSURANCE
        40,396   MBIA Inc.                                                      2,307,420
                                                                           --------------
                 SPECIALTY STORES
        37,330   Boise Cascade Corp.                                            1,405,101
                                                                           --------------
                 TOBACCO
       108,888   Altria Group, Inc.                                             5,449,844
        92,301   Loews Corp.- Carolina Group                                    2,265,990
                                                                           --------------
                                                                                7,715,834
                                                                           --------------
                 TOTAL UNITED STATES                                           96,556,422
                                                                           --------------
                 TOTAL COMMON AND
                   PREFERRED STOCKS
                   AND RIGHTS
                    (COST $217,132,701)                                       260,834,931
                                                                           --------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                                    VALUE
-----------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENT (4.2%)
                 U.S. GOVERNMENT AGENCY
$      11,400    Freddie Mac
                   1.25% due 07/01/04
                   (COST $11,400,000) (a)                                  $   11,400,000
                                                                           --------------

TOTAL INVESTMENTS
  (COST $228,532,701)(b)                                            99.7%     272,234,931
OTHER ASSETS IN EXCESS OF
   LIABILITIES                                                       0.3          937,072
                                                                   -----   --------------
NET ASSETS                                                         100.0%  $  273,172,003
                                                                   =====   ==============

ADR  AMERICAN DEPOSITORY RECEIPT
GDR  GLOBAL DEPOSITORY RECEIPT
*    NON-INCOME PRODUCING SECURITY.
**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
(a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $48,874,046 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $5,171,816, RESULTING IN NET UNREALIZED APPRECIATION OF $43,702,230.

                        SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2004:

  CONTRACTS       IN EXCHANGE       DELIVERY        UNREALIZED
  TO DELIVER          FOR             DATE         DEPRECIATION
---------------------------------------------------------------
CHF    235,176    $   186,915       07/01/04       $    (1,181)
CHF    187,022    $   149,200       07/02/04              (382)
EUR     96,737    $   117,487       07/01/04              (474)
                                                   -----------
      Total unrealized depreciation                $    (2,037)
                                                   ===========

CURRENCY ABBREVIATIONS:
CHF      Swiss Franc.
EUR      Euro.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH SUMMARY OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

                                                 PERCENT OF
INDUSTRY                            VALUE        NET ASSETS
-----------------------------------------------------------
Advertising/Marketing
  Services                     $    3,299,805       1.2%
Aerospace & Defense                13,556,223       5.0
Aluminum                            2,684,645       1.0
Apparel/Footwear Retail             1,157,525       0.4
Beverages: Alcoholic                8,458,165       3.1
Beverages: Non-Alcoholic            1,560,438       0.6
Building Products                     842,755       0.3
Chemicals: Agricultural             3,289,742       1.2
Chemicals: Major Diversified        4,082,953       1.5
Computer Processing
  Hardware                          3,225,452       1.2
Construction Materials              5,227,756       1.9
Data Processing Services            3,325,733       1.2
Electric Utilities                  5,408,100       2.0
Electrical Products                 3,333,896       1.2
Electronic Equipment/
  Instruments                       3,698,089       1.4
Electronics/Appliances              3,519,294       1.3
Financial Conglomerates             9,812,097       3.6
Food: Major Diversified            10,273,092       3.8
Food: Specialty/Candy               5,923,271       2.2
Home Building                       2,414,434       0.9
Household/Personal Care             6,199,637       2.3
Industrial Conglomerates            3,663,633       1.3
Industrial Machinery                  496,432       0.2
Information Technology
  Services                          6,016,766       2.2
Integrated Oil                     17,958,530       6.6
Investment Banks/Brokers            2,293,286       0.8
Investment Managers                 4,396,684       1.6
Life/Health Insurance               1,630,447       0.6
Major Banks                        15,858,443       5.8
Major Telecommunications       $   17,457,374       6.4%
Miscellaneous Commercial
  Services                          1,122,382       0.4
Motor Vehicles                      4,280,629       1.6
Multi-Line Insurance                3,218,784       1.2
Other Transportation                1,950,562       0.7
Pharmaceuticals: Major             32,543,697      11.9
Pharmaceuticals: Other              2,751,488       1.0
Property - Casualty Insurers        7,819,154       2.9
Publishing: Books/
  Magazines                         7,027,231       2.6
Publishing: Newspapers              1,772,752       0.6
Pulp & Paper                        2,047,139       0.7
Regional Banks                      1,508,772       0.5
Restaurants                         2,814,500       1.0
Semiconductors                      2,764,862       1.0
Specialty Insurance                 2,307,420       0.8
Specialty Stores                    1,405,101       0.5
Tobacco                             7,715,834       2.8
U.S. Government Agencies &
  Obligations                      11,400,000       4.2
Wireless Telecommunications         6,719,927       2.5
                               --------------      ----
                               $  272,234,931      99.7%
                               ==============      ====

TYPE OF INVESTMENT

Common Stocks                  $  259,175,158      94.9%
Preferred Stocks                    1,600,364       0.6
Rights                                 59,409       0.0
Short-Term Investment              11,400,000       4.2
                               --------------      ----
                               $  272,234,931      99.7%
                               ==============      ====

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 COMMON AND PREFERRED STOCKS (98.2%)
                 DENMARK (1.7%)
                 PHARMACEUTICALS: MAJOR
        70,864   Novo Nordisk AS (Series B)                                $    3,656,199
                                                                           --------------
                 FINLAND (3.5%)
                 INFORMATION TECHNOLOGY
                 SERVICES
       102,761   TietoEnator Oyj                                                3,126,404
                                                                           --------------
                 MULTI-LINE INSURANCE
       185,448   Sampo Oyj (A Shares)                                           1,804,559
                                                                           --------------
                 TELECOMMUNICATION EQUIPMENT
       185,325   Nokia Oyj                                                      2,680,186
                                                                           --------------
                 TOTAL FINLAND                                                  7,611,149
                                                                           --------------
                 FRANCE (12.1%)
                 BROADCASTING
        96,559   M6 Metropole Television                                        2,728,130
                                                                           --------------
                 DATA PROCESSING SERVICES
        41,620   Atos Origin SA*                                                2,679,675
                                                                           --------------
                 ELECTRICAL PRODUCTS
        34,492   Schneider Electric S.A.                                        2,359,541
                                                                           --------------
                 HOUSEHOLD/PERSONAL CARE
        30,506   L'Oreal S.A.                                                   2,442,116
                                                                           --------------
                 INTEGRATED OIL
        30,220   Total S.A.                                                     5,774,437
                                                                           --------------
                 MAJOR BANKS
        56,808   BNP Paribas S.A.                                               3,501,683
                                                                           --------------
                 MAJOR TELECOMMUNICATIONS
        77,092   France Telecom S.A.*                                           2,013,608
                                                                           --------------
                 MULTI-LINE INSURANCE
       213,527   Axa                                                            4,712,784
                                                                           --------------
                 TOTAL FRANCE                                                  26,211,974
                                                                           --------------
                 GERMANY (13.3%)
                 APPAREL/FOOTWEAR
        18,873   Adidas-Salomon AG                                              2,258,338
                                                                           --------------
                 INDUSTRIAL CONGLOMERATES
        84,146   Siemens AG                                                     6,065,137
                                                                           --------------
                 INVESTMENT BANKS/BROKERS
        49,234   Deutsche Boerse AG                                             2,507,701
                                                                           --------------
                 MAJOR TELECOMMUNICATIONS
       107,045   Deutsche Telekom AG
                   (Registered Shares)*                                    $    1,884,863
                                                                           --------------
                 MEDICAL/NURSING SERVICES
        46,464   Fresenius Medical Care AG                                      3,455,584
                                                                           --------------
                 MOTOR VEHICLES
        60,964   Bayerische Motoren Werke
                   (BMW) AG                                                     2,703,728
         3,611   Porsche AG (Pref.)                                             2,422,009
                                                                           --------------
                                                                                5,125,737
                                                                           --------------
                 MULTI-LINE INSURANCE
        21,865   Allianz AG (Registered Shares)                                 2,373,734
                                                                           --------------
                 PACKAGED SOFTWARE
        20,195   SAP AG                                                         3,355,509
                                                                           --------------
                 SEMICONDUCTORS
       132,374   Infineon Technologies AG*                                      1,780,428
                                                                           --------------
                 TOTAL GERMANY                                                 28,807,031
                                                                           --------------
                 ITALY (4.4%)
                 INTEGRATED OIL
       130,702   ENI SpA                                                        2,601,049
                                                                           --------------
                 MAJOR BANKS
       302,007   UniCredito Italiano SpA                                        1,495,165
                                                                           --------------
                 MAJOR TELECOMMUNICATIONS
     1,036,006   Telecom Italia SpA                                             3,227,746
                                                                           --------------
                 WIRELESS TELECOMMUNICATIONS
       382,676   Telecom Italia Mobile
                   SpA (T.I.M.)                                                 2,174,520
                                                                           --------------
                 TOTAL ITALY                                                    9,498,480
                                                                           --------------
                 NETHERLANDS (8.6%)
                 ELECTRONIC PRODUCTION EQUIPMENT
       101,586   ASML Holding NV*                                               1,723,087
                                                                           --------------
                 FOOD: SPECIALTY/CANDY
       105,194   Koninklijke Numico NV*                                         3,387,705
                                                                           --------------
                 INDUSTRIAL CONGLOMERATES
       159,327   Koninklijke (Royal) Philips
                   Electronics NV                                               4,299,490
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 INTEGRATED OIL
        58,843   Royal Dutch Petroleum Co.                                 $    3,026,548
                                                                           --------------
                 LIFE/HEALTH INSURANCE
       243,419   Aegon NV                                                       2,941,537
                                                                           --------------
                 PUBLISHING: BOOKS/MAGAZINES
       170,948   Wolters Kluwer NV                                              3,110,134
                                                                           --------------
                 TOTAL NETHERLANDS                                             18,488,501
                                                                           --------------
                 SPAIN (7.0%)
                 CABLE/SATELLITE TV
        38,836   Sogecable, S.A.*                                               1,569,872
                                                                           --------------
                 ENGINEERING & CONSTRUCTION
       150,240   ACS Actividades de
                   Construccion y Servicios SA                                  2,537,357
        28,688   Grupo Ferrovial, S.A.                                          1,197,089
                                                                           --------------
                                                                                3,734,446
                                                                           --------------
                 MAJOR BANKS
       319,671   Banco Bilbao Vizcaya
                   Argentaria, S.A.                                             4,280,079
                                                                           --------------
                 MAJOR TELECOMMUNICATIONS
       371,377   Telefonica S.A.                                                5,502,214
                                                                           --------------
                 TOTAL SPAIN                                                   15,086,611
                                                                           --------------
                 SWEDEN (6.1%)
                 AUTO PARTS: O.E.M.
        61,479   Autoliv, Inc. (SDR)                                            2,571,881
                                                                           --------------
                 ELECTRONICS/APPLIANCES
        62,661   Electrolux AB (Series B)                                       1,204,394
                                                                           --------------
                 INDUSTRIAL MACHINERY
       252,825   Assa Abloy AB (B Shares)                                       3,236,862
                                                                           --------------
                 METAL FABRICATIONS
        84,168   AB SKF (B Shares)                                              3,095,605
                                                                           --------------
                 MISCELLANEOUS
                 COMMERCIAL SERVICES
       143,273   Securitas AB (B Shares)                                        1,791,413
                                                                           --------------
                 TELECOMMUNICATION EQUIPMENT
       403,321   Telefonaktiebolaget LM
                   Ericsson (B Shares)*                                         1,190,988
                                                                           --------------
                 TOTAL SWEDEN                                                  13,091,143
                                                                           --------------
                 SWITZERLAND (8.6%)
                 FINANCIAL CONGLOMERATES
        79,110   UBS AG (Registered Shares)                                $    5,583,826
                                                                           --------------
                 MAJOR BANKS
       103,915   Credit Suisse Group                                            3,698,486
                                                                           --------------
                 PHARMACEUTICALS: MAJOR
       126,481   Novartis AG
                   (Registered Shares)                                          5,589,119
        38,148   Roche Holding AG                                               3,783,374
                                                                           --------------
                                                                                9,372,493
                                                                           --------------
                 TOTAL SWITZERLAND                                             18,654,805
                                                                           --------------
                 UNITED KINGDOM (32.9%)
                 ADVERTISING/MARKETING SERVICES
       308,294   WPP Group PLC                                                  3,141,097
                                                                           --------------
                 BEVERAGES: ALCOHOLIC
       194,741   Diageo PLC                                                     2,634,308
                                                                           --------------
                 BROADCASTING
     1,151,735   ITV PLC                                                        2,420,264
                                                                           --------------
                 CABLE/SATELLITE TV
       375,962   British Sky Broadcasting
                   Group PLC                                                    4,254,637
                                                                           --------------
                 FINANCIAL CONGLOMERATES
       278,231   Lloyds TSB Group PLC                                           2,185,577
                                                                           --------------
                 FOOD RETAIL
     1,021,415   Tesco PLC                                                      4,947,890
                                                                           --------------
                 INTEGRATED OIL
       395,708   BP PLC                                                         3,506,162
                                                                           --------------
                 INVESTMENT MANAGERS
       155,442   Amvescap PLC                                                   1,063,370
                                                                           --------------
                 LIFE/HEALTH INSURANCE
       472,140   Prudential PLC                                                 4,076,010
                                                                           --------------
                 MAJOR BANKS
       502,434   Barclays PLC                                                   4,294,118
       447,158   HSBC Holdings PLC                                              6,671,186
       188,833   Royal Bank of Scotland
                   Group PLC                                                    5,455,777
                                                                           --------------
                                                                               16,421,081
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 MEDICAL SPECIALTIES
       240,589   Smith & Nephew PLC                                        $    2,597,914
                                                                           --------------
                 MISCELLANEOUS COMMERCIAL
                 SERVICES
       526,568   Hays PLC                                                       1,175,991
                                                                           --------------
                 OTHER METALS/MINERALS
       284,788   Vedanta Resources PLC*                                         1,490,957
                                                                           --------------
                 PHARMACEUTICALS: MAJOR
        52,382   AstraZeneca PLC                                                2,357,816
       251,435   GlaxoSmithKline PLC                                            5,105,263
                                                                           --------------
                                                                                7,463,079
                                                                           --------------
                 PUBLISHING: BOOKS/MAGAZINES
       149,179   EMAP PLC                                                       2,008,480
       115,313   Reed Elsevier PLC                                              1,124,531
                                                                           --------------
                                                                                3,133,011
                                                                           --------------
                 RESTAURANTS
       497,315   Compass Group PLC                                              3,044,702
                                                                           --------------
                 SPECIALTY STORES
       666,064   MFI Furniture Group PLC                                        1,832,903
                                                                           --------------
                 WIRELESS TELECOMMUNICATIONS
     2,583,704   Vodafone Group PLC                                        $    5,676,205
                                                                           --------------
                 TOTAL UNITED KINGDOM                                          71,065,158
                                                                           --------------

TOTAL INVESTMENTS
  (COST $178,415,419)(a)                                            98.2%     212,171,051
OTHER ASSETS IN EXCESS OF
   LIABILITIES                                                       1.8        3,937,553
                                                                   -----   --------------
NET ASSETS                                                         100.0%  $  216,108,604
                                                                   =====   ==============

SDR  SWEDISH DEPOSITORY RECEIPT
*    NON-INCOME PRODUCING SECURITY.
(a) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $36,607,640 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,852,008, RESULTING IN NET UNREALIZED APPRECIATION OF $33,755,632.

FORWARD FOREIGN CURRENCY CONTRACT OPEN AT JUNE 30, 2004:

  CONTRACT         IN EXCHANGE     DELIVERY     UNREALIZED
 TO DELIVER            FOR           DATE      DEPRECIATION
--------------     -----------     --------    ------------
GBP  1,222,888     $ 2,218,808     07/01/04     $  (6,114)

CURRENCY ABBREVIATION:

GBP     British Pound.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH
SUMMARY OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

                                                 PERCENT OF
INDUSTRY                           VALUE         NET ASSETS
-----------------------------------------------------------
Advertising/Marketing
  Services                    $     3,141,097       1.5%
Apparel/Footwear                    2,258,338       1.0
Auto Parts: O.E.M.                  2,571,881       1.2
Beverages: Alcoholic                2,634,308       1.2
Broadcasting                        5,148,394       2.4
Cable/Satellite TV                  5,824,509       2.7
Data Processing Services            2,679,675       1.2
Electrical Products                 2,359,541       1.1
Electronic Production
  Equipment                         1,723,087       0.8
Electronics/Appliances              1,204,394       0.6
Engineering & Construction          3,734,446       1.7
Financial Conglomerates             7,769,403       3.6
Food Retail                         4,947,890       2.3
Food: Specialty/Candy               3,387,705       1.6
Household/Personal Care             2,442,116       1.1
Industrial Conglomerates           10,364,627       4.8
Industrial Machinery                3,236,862       1.5
Information Technology
  Services                          3,126,404       1.4
Integrated Oil                     14,908,196       6.9
Investment Banks/Brokers            2,507,701       1.2
Investment Managers                 1,063,370       0.5
Life/Health Insurance               7,017,547       3.2
Major Banks                        29,396,494      13.6
Major Telecommunications           12,628,431       5.8
Medical Specialties           $     2,597,914       1.2%
Medical/Nursing Services            3,455,584       1.6
Metal Fabrications                  3,095,605       1.4
Miscellaneous Commercial
  Services                          2,967,404       1.4
Motor Vehicles                      5,125,737       2.4
Multi-Line Insurance                8,891,077       4.1
Other Metals/Minerals               1,490,957       0.7
Packaged Software                   3,355,509       1.6
Pharmaceuticals: Major             20,491,771       9.5
Publishing: Books/
  Magazines                         6,243,145       2.9
Restaurants                         3,044,702       1.4
Semiconductors                      1,780,428       0.8
Specialty Stores                    1,832,903       0.9
Telecommunication
  Equipment                         3,871,174       1.8
Wireless Telecommunications         7,850,725       3.6
                              ---------------      ----
                              $   212,171,051      98.2%
                              ===============      ====

TYPE OF INVESTMENT

Common Stocks                 $   209,749,042      97.1%
Preferred Stocks                    2,422,009       1.1
                              ---------------     -----
                              $   212,171,051      98.2%
                              ===============     =====

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 COMMON STOCKS (98.6%)
                 ADVERTISING/MARKETING
                 SERVICES (1.5%)
       116,200   Lamar Advertising Co.
                   (Class A)*                                              $    5,037,270
        65,800   Omnicom Group, Inc.                                            4,993,562
                                                                           --------------
                                                                               10,030,832
                                                                           --------------
                 APPAREL/FOOTWEAR (1.1%)
       158,700   Coach, Inc.*                                                   7,171,653
                                                                           --------------
                 APPAREL/FOOTWEAR
                 RETAIL (2.1%)
       136,800   Chico's FAS, Inc.*                                             6,177,888
       209,800   Gap, Inc. (The)                                                5,087,650
       137,350   Hot Topic, Inc.*                                               2,814,301
                                                                           --------------
                                                                               14,079,839
                                                                           --------------
                 BEVERAGES:
                 NON-ALCOHOLIC (0.8%)
       164,600   Cott Corp. (Canada)*                                           5,333,040
                                                                           --------------
                 BIOTECHNOLOGY (2.7%)
       146,400   Biogen Idec Inc.*                                              9,259,800
        30,500   Celgene Corp.*                                                 1,746,430
        37,000   Genentech, Inc.*                                               2,079,400
        71,700   Gilead Sciences, Inc.*                                         4,803,900
        39,100   Nabi Biopharmaceuticals*                                         556,002
                                                                           --------------
                                                                               18,445,532
                                                                           --------------
                 CASINO/GAMING (0.9%)
       163,500   Wynn Resorts, Ltd.*                                            6,316,005
                                                                           --------------
                 COMPUTER PERIPHERALS (2.0%)
       242,300   EMC Corp.*                                                     2,762,220
        73,000   Lexmark International, Inc.*                                   7,046,690
        45,750   Zebra Technologies Corp.
                   (Class A)*                                                   3,980,250
                                                                           --------------
                                                                               13,789,160
                                                                           --------------
                 COMPUTER PROCESSING
                 HARDWARE (1.5%)
       291,400   Dell Inc.*                                                    10,437,948
                                                                           --------------
                 DATA PROCESSING
                 SERVICES (1.5%)
       233,600   Automatic Data
                   Processing, Inc.                                        $    9,783,168
                                                                           --------------
                 DISCOUNT STORES (0.8%)
       124,700   Target Corp.                                                   5,296,009
                                                                           --------------
                 ELECTRICAL PRODUCTS (1.1%)
       123,000   Cooper Industries Ltd.
                   (Class A) (Bermuda)*                                         7,307,430
                                                                           --------------
                 ENGINEERING &
                 CONSTRUCTION (0.4%)
       102,400   Chicago Bridge &
                   Iron Company N.V.
                   (Netherlands)                                                2,851,840
                                                                           --------------
                 FINANCE/RENTAL/LEASING (2.4%)
       118,100   Capital One Financial Corp.                                    8,075,678
        97,600   Freddie Mac                                                    6,178,080
        66,300   MBNA Corp.                                                     1,709,877
                                                                           --------------
                                                                               15,963,635
                                                                           --------------
                 FINANCIAL
                 CONGLOMERATES (0.6%)
        92,600   Citigroup, Inc. (Note 4)                                       4,305,900
                                                                           --------------
                 FOOD: MAJOR DIVERSIFIED (1.5%)
        77,500   Kellogg Co.                                                    3,243,375
       130,500   PepsiCo, Inc.                                                  7,031,340
                                                                           --------------
                                                                               10,274,715
                                                                           --------------
                 FOOD: SPECIALTY/CANDY (0.3%)
       128,700   Hain Celestial Group, Inc.*                                    2,329,470
                                                                           --------------
                 HOME IMPROVEMENT
                 CHAINS (0.5%)
        95,800   Home Depot, Inc. (The)                                         3,372,160
                                                                           --------------
                 HOTELS/RESORTS/
                 CRUISELINES (0.4%)
        69,200   Royal Caribbean Cruises Ltd.
                   (Liberia)                                                    3,003,972
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 HOUSEHOLD/PERSONAL
                 CARE (2.8%)
        90,500   Clorox Co. (The)                                          $    4,867,090
       162,500   Estee Lauder Companies, Inc.
                   (The) (Class A)                                              7,926,750
        53,300   Kimberly-Clark Corp.                                           3,511,404
        53,000   Procter & Gamble Co. (The)                                     2,885,320
                                                                           --------------
                                                                               19,190,564
                                                                           --------------
                 INDUSTRIAL
                 CONGLOMERATES (3.7%)
       109,600   General Electric Co.                                           3,551,040
        86,000   Ingersoll-Rand Co. Ltd.
                   (Class A) (Bermuda)                                          5,874,660
       371,800   Tyco International Ltd.
                   (Bermuda)                                                   12,321,452
        32,100   United Technologies Corp.                                      2,936,508
                                                                           --------------
                                                                               24,683,660
                                                                           --------------
                 INDUSTRIAL MACHINERY (0.6%)
        62,200   Parker-Hannifin Corp.                                          3,698,412
                                                                           --------------
                 INFORMATION TECHNOLOGY
                 SERVICES (0.9%)
       236,000   Cognizant Technology
                   Solutions Corp.*                                             5,996,760
                                                                           --------------
                 INSURANCE BROKERS/
                 SERVICES (0.8%)
       112,700   ChoicePoint Inc.*                                              5,145,882
                                                                           --------------
                 INTEGRATED OIL (2.3%)
       153,600   BP PLC (ADR)
                   (United Kingdom)                                             8,228,352
        79,200   Total SA (ADR) (France)                                        7,609,536
                                                                           --------------
                                                                               15,837,888
                                                                           --------------
                 INTERNET RETAIL (0.1%)
        12,700   Blue Nile Inc.*                                                  477,647
                                                                           --------------
                 INTERNET SOFTWARE/
                 SERVICES (4.6%)
       324,100   Akamai Technologies, Inc.*                                     5,817,595
       697,000   Yahoo! Inc.*                                                  25,322,010
                                                                           --------------
                                                                               31,139,605
                                                                           --------------
                 INVESTMENT BANKS/
                 BROKERS (2.4%)
        93,600   Goldman Sachs Group, Inc.
                 (The)                                                     $    8,813,376
        31,100   Greenhill & Co., Inc.*                                           650,301
        77,100   Legg Mason, Inc.                                               7,016,871
                                                                           --------------
                                                                               16,480,548
                                                                           --------------
                 MAJOR BANKS (2.2%)
       118,200   Bank of America Corp.                                         10,002,084
       491,400   Mitsubishi Tokyo
                   Financial Group, Inc.
                   (Japan)*                                                     4,604,418
                                                                           --------------
                                                                               14,606,502
                                                                           --------------
                 MANAGED HEALTH CARE (1.7%)
        60,200   Anthem, Inc.*                                                  5,391,512
        85,600   Caremark Rx, Inc.*                                             2,819,664
        52,600   UnitedHealth Group Inc.                                        3,274,350
                                                                           --------------
                                                                               11,485,526
                                                                           --------------
                 MEDIA CONGLOMERATES (1.3%)
       181,900   News Corporation Ltd.
                 (The) (ADR) (Australia)                                        6,442,898
       122,600   Time Warner Inc.*                                              2,155,308
                                                                           --------------
                                                                                8,598,206
                                                                           --------------
                 MEDICAL SPECIALTIES (8.1%)
        75,200   Alcon, Inc. (Switzerland)                                      5,914,480
        70,300   Bard (C.R.), Inc.                                              3,982,495
       101,900   Baxter International, Inc.*                                    3,516,569
        61,100   Boston Scientific Corp.*                                       2,615,080
       147,600   Dade Behring Inc.*                                             7,013,952
       118,500   Guidant Corp.                                                  6,621,780
        92,800   INAMED Corp.*                                                  5,832,480
        28,600   Kinetic Concepts, Inc.*                                        1,427,140
       123,000   Medtronic, Inc.                                                5,992,560
        34,550   St. Jude Medical, Inc.*                                        2,613,707
       105,400   Zimmer Holdings, Inc.*                                         9,296,280
                                                                           --------------
                                                                               54,826,523
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 MISCELLANEOUS COMMERCIAL
                 SERVICES (0.4%)
        71,600   Laureate Education Inc.*                                  $    2,737,984
                                                                           --------------
                 MISCELLANEOUS
                 MANUFACTURING (0.5%)
        60,400   Danaher Corp.                                                  3,131,740
                                                                           --------------
                 MOTOR VEHICLES (0.4%)
       111,100   Honda Motor Co., Ltd.
                   (ADR) (Japan)                                                2,701,952
                                                                           --------------
                 MULTI-LINE INSURANCE (0.8%)
        82,300   Hartford Financial
                   Services Group, Inc. (The)                                   5,657,302
                                                                           --------------
                 OIL & GAS PRODUCTION (0.8%)
       143,300   Burlington Resources, Inc.                                     5,184,594
                                                                           --------------
                 OIL REFINING/MARKETING (0.7%)
        64,500   Valero Energy Corp.                                            4,757,520
                                                                           --------------
                 OILFIELD SERVICES/
                 EQUIPMENT (2.5%)
       193,200   National-Oilwell, Inc.*                                        6,083,868
       198,300   Smith International, Inc.*                                    11,057,208
                                                                           --------------
                                                                               17,141,076
                                                                           --------------
                 OTHER CONSUMER
                 SERVICES (3.0%)
        84,840   Apollo Group, Inc.
                   (Class A)*                                                   7,490,524
       137,500   eBay Inc.*                                                    12,643,125
                                                                           --------------
                                                                               20,133,649
                                                                           --------------
                 PACKAGED SOFTWARE (9.8%)
        54,600   Adobe Systems, Inc.                                            2,538,900
       203,100   Autodesk, Inc.                                                 8,694,711
       145,700   Computer Associates
                   International, Inc.                                          4,088,342
       194,000   FileNET Corp.*                                                 6,124,580
       135,000   Mercury Interactive Corp.*                                     6,727,050
       617,500   Microsoft Corp.                                               17,635,800
       267,500   Network Associates, Inc.*                                      4,849,775
       179,250   Oracle Corp.*                                                  2,138,453
       237,600   Red Hat, Inc.*                                                 5,457,672
        66,700   SAP AG (ADR) (Germany)                                    $    2,788,727
       122,700   Symantec Corp.*                                                5,371,806
                                                                           --------------
                                                                               66,415,816
                                                                           --------------
                 PERSONNEL SERVICES (1.0%)
       130,800   Manpower, Inc.                                                 6,640,716
                                                                           --------------
                 PHARMACEUTICALS: MAJOR (2.4%)
       123,400   Johnson & Johnson                                              6,873,380
        38,200   Lilly (Eli) & Co.                                              2,670,562
       193,900   Pfizer, Inc.                                                   6,646,892
                                                                           --------------
                                                                               16,190,834
                                                                           --------------
                 PHARMACEUTICALS: OTHER (1.2%)
        74,800   Forest Laboratories, Inc.*                                     4,235,924
        54,600   Teva Pharmaceutical Industries
                   Ltd. (ADR) (Israel)                                          3,674,034
                                                                           --------------
                                                                                7,909,958
                                                                           --------------
                 PRECIOUS METALS (0.9%)
       159,600   Newmont Mining Corp.                                           6,186,096
                                                                           --------------
                 PROPERTY - CASUALTY
                 INSURERS (0.5%)
         1,100   Berkshire Hathaway, Inc.
                   (Class B)*                                                   3,250,500
                                                                           --------------
                 RESTAURANTS (1.3%)
       208,500   Applebee's International, Inc.                                 4,799,670
        84,700   Starbucks Corp.*                                               3,682,756
                                                                           --------------
                                                                                8,482,426
                                                                           --------------
                 SEMICONDUCTORS (4.8%)
       252,700   Advanced Micro Devices,
                   Inc.*                                                        4,017,930
       157,500   Broadcom Corp. (Class A)*                                      7,366,275
       117,100   Intel Corp.                                                    3,231,960
       267,800   Marvell Technology Group Ltd.
                   (Bermuda)*                                                   7,150,260
        67,000   Maxim Integrated Products,
                   Inc.                                                         3,512,140
       191,300   National Semiconductor
                   Corp.*                                                       4,206,687

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
       111,600   Texas Instruments Inc.                                    $    2,698,488
                                                                           --------------
                                                                               32,183,740
                                                                           --------------
                 SERVICES TO THE HEALTH
                 INDUSTRY (1.5%)
       186,600   Medco Health Solutions Inc.*                                   6,997,500
        76,920   Omnicare, Inc.                                                 3,292,945
                                                                           --------------
                                                                               10,290,445
                                                                           --------------
                 SPECIALTY STORES (4.4%)
       233,700   Claire's Stores, Inc.                                          5,071,290
       260,900   Dick's Sporting Goods, Inc.*                                   8,701,015
       149,000   Linens 'N Things, Inc.*                                        4,367,190
       277,430   PETsMART, Inc.                                                 9,002,604
        89,000   Staples, Inc.                                                  2,608,590
                                                                           --------------
                                                                               29,750,689
                                                                           --------------
                 TELECOMMUNICATION
                 EQUIPMENT (6.6%)
     1,098,600   Cisco Systems, Inc.*                                          26,036,820
       254,100   Motorola, Inc.                                                 4,637,325
       163,100   QUALCOMM Inc.                                                 11,903,038
        73,400   Telefonaktiebolaget LM
                 Ericsson (ADR) (Sweden)*                                       2,196,128
                                                                           --------------
                                                                               44,773,311
                                                                           --------------
                 TRUCKS/CONSTRUCTION/
                 FARM MACHINERY (0.7%)
        66,400   Deere & Co.                                                    4,657,296
                                                                           --------------
                 WIRELESS
                 TELECOMMUNICATIONS (0.8%)
       133,700   Nextel Communications, Inc.
                   (Class A)*                                                   3,564,442
        87,400   Vodafone Group PLC (ADR)
                   (United Kingdom)                                             1,931,540
                                                                           --------------
                                                                                5,495,982
                                                                           --------------

                 TOTAL COMMON STOCKS
                   (COST $592,688,022)                                        665,933,657
                                                                           --------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                                     VALUE
-----------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENT (a) (2.0%)
                 U.S. GOVERNMENT AGENCY
$       13,300   Federal Home Loan
                   Mortgage Corp. 1.25%
                   due 07/01/04
                   (COST $13,300,000)                                      $   13,300,000
                                                                           --------------

TOTAL INVESTMENTS
  (COST $605,988,022) (b)                                          100.6%     679,233,657
LIABILITIES IN EXCESS OF OTHER
 ASSETS                                                             (0.6)      (4,005,481)
                                                                   -----   --------------
NET ASSETS                                                         100.0%  $  675,228,176
                                                                   =====   ==============

----------
ADR  AMERICAN DEPOSITORY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $80,722,020 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $7,476,385, RESULTING IN NET UNREALIZED APPRECIATION OF $73,245,635.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES - S&P 500 Index
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 COMMON STOCKS (98.4%)
                 ADVERTISING/
                 MARKETING SERVICES (0.2%)
        10,949   Interpublic Group of
                   Companies, Inc. (The)*                                  $      150,330
         4,941   Omnicom Group, Inc.                                              374,972
                                                                           --------------
                                                                                  525,302
                                                                           --------------
                 AEROSPACE & DEFENSE (1.2%)
        22,043   Boeing Co.                                                     1,126,177
         5,202   General Dynamics Corp.                                           516,559
         3,077   Goodrich Corp.                                                    99,479
        11,730   Lockheed Martin Corp.                                            610,898
         9,396   Northrop Grumman Corp.                                           504,565
        11,701   Raytheon Co.                                                     418,545
         4,635   Rockwell Collins, Inc.                                           154,438
                                                                           --------------
                                                                                3,430,661
                                                                           --------------
                 AGRICULTURAL COMMODITIES/
                 MILLING (0.1%)
        16,988   Archer-Daniels-Midland Co.                                       285,059
                                                                           --------------
                 AIR FREIGHT/COURIERS (1.0%)
         7,807   FedEx Corp.                                                      637,754
        29,459   United Parcel Service,
                   Inc. (Class B)                                               2,214,433
                                                                           --------------
                                                                                2,852,187
                                                                           --------------
                 AIRLINES (0.1%)
         3,230   Delta Air Lines, Inc.*                                            22,998
        20,655   Southwest Airlines Co.                                           346,384
                                                                           --------------
                                                                                  369,382
                                                                           --------------
                 ALTERNATIVE POWER
                 GENERATION (0.0%)
        10,709   Calpine Corp.*                                                    46,263
                                                                           --------------
                 ALUMINUM (0.2%)
        22,723   Alcoa, Inc.                                                      750,541
                                                                           --------------
                 APPAREL/FOOTWEAR (0.5%)
         4,476   Cintas Corp.                                                     213,371
         3,296   Jones Apparel Group, Inc.                                        130,126
         2,900   Liz Claiborne, Inc.                                              104,342
         6,900   Nike, Inc. (Class B)                                             522,675
         1,567   Reebok International Ltd.                                 $       56,381
         2,872   V.F. Corp.                                                       139,866
                                                                           --------------
                                                                                1,166,761
                                                                           --------------
                 APPAREL/
                 FOOTWEAR RETAIL (0.4%)
        23,528   Gap, Inc. (The)                                                  570,554
        12,317   Limited Brands, Inc.                                             230,328
         3,636   Nordstrom, Inc.                                                  154,930
        12,935   TJX Companies, Inc. (The)                                        312,251
                                                                           --------------
                                                                                1,268,063
                                                                           --------------
                 AUTO PARTS: O.E.M. (0.3%)
         3,893   Dana Corp.                                                        76,303
        14,645   Delphi Corp.                                                     156,409
         3,936   Eaton Corp.                                                      254,817
         4,966   Johnson Controls, Inc.                                           265,085
         3,383   Visteon Corp.                                                     39,480
                                                                           --------------
                                                                                  792,094
                                                                           --------------
                 AUTOMOTIVE AFTERMARKET (0.0%)
         1,932   Cooper Tire & Rubber Co.                                          44,436
         4,587   Goodyear Tire & Rubber Co.
                   (The)*                                                          41,696
                                                                           --------------
                                                                                   86,132
                                                                           --------------
                 BEVERAGES: ALCOHOLIC (0.5%)
        21,019   Anheuser-Busch Companies,
                   Inc.                                                         1,135,026
         3,175   Brown-Forman Corp.
                   (Class B)                                                      153,257
           972   Coors (Adolph) Co. (Class B)                                      70,314
                                                                           --------------
                                                                                1,358,597
                                                                           --------------
                 BEVERAGES:
                 NON-ALCOHOLIC (1.3%)
        63,659   Coca-Cola Co. (The)                                            3,213,506
        12,286   Coca-Cola Enterprises Inc.                                       356,171
         6,731   Pepsi Bottling Group, Inc.
                   (The)                                                          205,565
                                                                           --------------
                                                                                3,775,242
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 BIOTECHNOLOGY (1.1%)
        33,236   Amgen Inc.*                                               $    1,813,689
         8,880   Biogen Idec Inc.*                                                561,660
         4,938   Chiron Corp.*                                                    220,432
         5,920   Genzyme Corp.*                                                   280,194
         2,700   Gilead Sciences, Inc.*                                           180,900
         6,501   MedImmune, Inc.*                                                 152,123
                                                                           --------------
                                                                                3,208,998
                                                                           --------------
                 BROADCASTING (0.3%)
        16,055   Clear Channel
                   Communications, Inc.                                           593,232
         8,453   Univision Communications
                   Inc. (Class A)*                                                269,904
                                                                           --------------
                                                                                  863,136
                                                                           --------------
                 BUILDING PRODUCTS (0.2%)
         5,621   American Standard
                   Companies, Inc.*                                               226,583
        11,448   Masco Corp.                                                      356,949
                                                                           --------------
                                                                                  583,532
                                                                           --------------
                 CABLE/SATELLITE TV (0.6%)
        58,608   Comcast Corp. (Class A)*                                       1,642,782
                                                                           --------------
                 CASINO/GAMING (0.2%)
         2,948   Harrah's Entertainment, Inc.                                     159,487
         9,119   International Game
                   Technology                                                     351,993
                                                                           --------------
                                                                                  511,480
                                                                           --------------
                 CHEMICALS: AGRICULTURAL (0.1%)
         6,948   Monsanto Co.                                                     267,498
                                                                           --------------
                 CHEMICALS: MAJOR
                 DIVERSIFIED (0.9%)
        24,468   Dow Chemical Co. (The)                                           995,848
        26,143   Du Pont (E.I.) de
                   Nemours & Co.                                                1,161,272
         2,024   Eastman Chemical Co.                                              93,570
         3,248   Engelhard Corp.                                                  104,943
         2,874   Hercules Inc.*                                                    35,034
         5,858   Rohm & Haas Co.                                                  243,576
                                                                           --------------
                                                                                2,634,243
                                                                           --------------
                 CHEMICALS: SPECIALTY (0.2%)
         5,947   Air Products & Chemicals,
                   Inc.                                                    $      311,920
         1,324   Great Lakes Chemical Corp.                                        35,827
         8,493   Praxair, Inc.                                                    338,956
         1,814   Sigma-Aldrich Corp.                                              108,133
                                                                           --------------
                                                                                  794,836
                                                                           --------------
                 COMMERCIAL PRINTING/
                 FORMS (0.1%)
         1,304   Deluxe Corp.                                                      56,724
         5,678   Donnelley (R.R.) & Sons Co.                                      187,488
                                                                           --------------
                                                                                  244,212
                                                                           --------------
                 COMPUTER
                 COMMUNICATIONS (1.6%)
        11,596   Avaya Inc.*                                                      183,101
       176,718   Cisco Systems, Inc.*                                           4,188,217
                                                                           --------------
                                                                                4,371,318
                                                                           --------------
                 COMPUTER PERIPHERALS (0.4%)
        63,874   EMC Corp.*                                                       728,164
         3,396   Lexmark International, Inc.*                                     327,816
         9,083   Network Appliance, Inc.*                                         195,557
                                                                           --------------
                                                                                1,251,537
                                                                           --------------
                 COMPUTER PROCESSING
                 HARDWARE (1.7%)
         9,933   Apple Computer, Inc.*                                            323,220
        65,940   Dell Inc.*                                                     2,361,971
         9,733   Gateway, Inc.*                                                    43,798
        79,698   Hewlett-Packard Co.                                            1,681,628
         2,475   NCR Corp.*                                                       122,735
        86,930   Sun Microsystems, Inc.*                                          377,276
                                                                           --------------
                                                                                4,910,628
                                                                           --------------
                 CONSTRUCTION MATERIALS (0.0%)
             1   Eagle Materials, Inc.                                                 69
         2,661   Vulcan Materials Co.                                             126,531
                                                                           --------------
                                                                                  126,600
                                                                           --------------
                 CONTAINERS/PACKAGING (0.2%)
         1,475   Ball Corp.                                                       106,274

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
         2,795   Bemis Company, Inc.                                       $       78,959
         4,004   Pactiv Corp.*                                                     99,860
         2,204   Sealed Air Corp.*                                                117,407
         1,447   Temple-Inland, Inc.                                              100,205
                                                                           --------------
                                                                                  502,705
                                                                           --------------
                 CONTRACT DRILLING (0.2%)
         3,883   Nabors Industries, Ltd.
                   (Bermuda)*                                                     175,589
         3,524   Noble Corp.*                                                     133,524
         2,765   Rowan Companies, Inc.*                                            67,272
         8,385   Transocean Inc.*                                                 242,662
                                                                           --------------
                                                                                  619,047
                                                                           --------------
                 DATA PROCESSING
                 SERVICES (1.0%)
         3,550   Affiliated Computer Services,
                   Inc. (Class A)*                                                187,937
        15,435   Automatic Data Processing,
                   Inc.                                                           646,418
         4,908   Computer Sciences Corp.*                                         227,878
         3,749   Convergys Corp.*                                                  57,735
        22,803   First Data Corp.                                               1,015,190
         5,092   Fiserv, Inc.*                                                    198,028
         9,878   Paychex, Inc.                                                    334,667
         7,582   SunGard Data Systems Inc.*                                       197,132
                                                                           --------------
                                                                                2,864,985
                                                                           --------------
                 DEPARTMENT STORES (0.5%)
         2,180   Dillard's, Inc. (Class A)                                         48,614
         4,699   Federated Department
                   Stores, Inc.                                                   230,721
         8,912   Kohl's Corp.*                                                    376,799
         7,601   May Department Stores Co.                                        208,951
         7,374   Penney (J.C.) Co., Inc.                                          278,442
         5,561   Sears, Roebuck & Co.                                             209,983
                                                                           --------------
                                                                                1,353,510
                                                                           --------------
                 DISCOUNT STORES (2.7%)
         3,011   Big Lots, Inc.*                                                   43,539
        11,996   Costco Wholesale Corp.                                           492,676
         8,617   Dollar General Corp.                                             168,549
         4,483   Family Dollar Stores, Inc.                                $      136,373
        23,874   Target Corp.                                                   1,013,929
       112,091   Wal-Mart Stores, Inc.                                          5,913,921
                                                                           --------------
                                                                                7,768,987
                                                                           --------------
                 DRUGSTORE CHAINS (0.5%)
        10,384   CVS Corp.                                                        436,336
        26,778   Walgreen Co.                                                     969,631
                                                                           --------------
                                                                                1,405,967
                                                                           --------------
                 ELECTRIC UTILITIES (2.4%)
        16,653   AES Corp. (The)*                                                 165,364
         3,322   Allegheny Energy, Inc.*                                           51,192
         4,774   Ameren Corp.                                                     205,091
        10,336   American Electric Power Co.,
                   Inc.                                                           330,752
         7,934   CenterPoint Energy, Inc.                                          91,241
         4,702   Cinergy Corp.                                                    178,676
         4,274   CMS Energy Corp.*                                                 39,022
         6,297   Consolidated Edison, Inc.                                        250,369
         4,404   Constellation Energy Group,
                   Inc.                                                           166,912
         8,534   Dominion Resources, Inc.                                         538,325
         4,533   DTE Energy Co.                                                   183,768
        23,911   Duke Energy Corp.                                                485,154
         8,515   Edison International                                             217,729
         6,018   Entergy Corp.                                                    337,068
        17,275   Exelon Corp.                                                     575,085
         8,630   FirstEnergy Corp.                                                322,848
         4,824   FPL Group, Inc.                                                  308,495
        10,952   PG&E Corp.*                                                      305,999
         2,388   Pinnacle West Capital Corp.                                       96,451
         4,640   PPL Corp.                                                        212,976
         6,445   Progress Energy, Inc.                                            283,902
         6,180   Public Service Enterprise
                   Group, Inc.                                                    247,385
        19,274   Southern Co. (The)                                               561,837
         4,914   TECO Energy, Inc.                                                 58,919
         8,475   TXU Corp.                                                        343,322
        10,435   Xcel Energy, Inc.                                                174,369
                                                                           --------------
                                                                                6,732,251
                                                                           --------------

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                                       82

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 ELECTRICAL PRODUCTS (0.4%)
         5,232   American Power Conversion
                   Corp.                                                   $      102,809
         2,418   Cooper Industries Ltd.
                   (Bermuda)                                                      143,653
        11,026   Emerson Electric Co.                                             700,702
         4,956   Molex Inc.                                                       158,988
         2,179   Power-One, Inc.*                                                  23,925
         1,530   Thomas & Betts Corp.*                                             41,662
                                                                           --------------
                                                                                1,171,739
                                                                           --------------
                 ELECTRONIC COMPONENTS (0.2%)
         5,246   Jabil Circuit, Inc.*                                             132,094
         2,437   QLogic Corp.*                                                     64,800
        13,615   Sanmina-SCI Corp.*                                               123,896
        25,128   Solectron Corp.*                                                 162,578
                                                                           --------------
                                                                                  483,368
                                                                           --------------
                 ELECTRONIC EQUIPMENT/
                 INSTRUMENTS (0.5%)
        12,583   Agilent Technologies, Inc.*                                      368,430
        37,640   JDS Uniphase Corp.*                                              142,656
         4,858   Rockwell Automation, Inc.                                        182,224
         4,003   Scientific-Atlanta, Inc.                                         138,103
         6,129   Symbol Technologies, Inc.                                         90,341
         2,218   Tektronix, Inc.                                                   75,456
         4,334   Thermo Electron Corp.*                                           133,227
        20,915   Xerox Corp.*                                                     303,267
                                                                           --------------
                                                                                1,433,704
                                                                           --------------
                 ELECTRONIC PRODUCTION
                 EQUIPMENT (0.5%)
        44,060   Applied Materials, Inc.*                                         864,457
         5,136   KLA-Tencor Corp.*                                                253,616
         3,864   Novellus Systems, Inc.*                                          121,484
         5,070   Teradyne, Inc.*                                                  115,089
                                                                           --------------
                                                                                1,354,646
                                                                           --------------
                 ELECTRONICS/
                 APPLIANCE STORES (0.2%)
         8,481   Best Buy Co., Inc.                                               430,326
         5,195   Circuit City Stores -
                   Circuit City Group                                      $       67,275
         4,204   RadioShack Corp.                                                 120,361
                                                                           --------------
                                                                                  617,962
                                                                           --------------
                 ELECTRONICS/APPLIANCES (0.1%)
         7,498   Eastman Kodak Co.                                                202,296
         2,055   Maytag Corp.                                                      50,368
         1,803   Whirlpool Corp.                                                  123,686
                                                                           --------------
                                                                                  376,350
                                                                           --------------
                 ENGINEERING &
                 CONSTRUCTION (0.0%)
         2,170   Fluor Corp.                                                      103,444
                                                                           --------------
                 ENVIRONMENTAL SERVICES (0.2%)
         8,293   Allied Waste Industries,
                   Inc.*                                                          109,302
        15,173   Waste Management, Inc.                                           465,052
                                                                           --------------
                                                                                  574,354
                                                                           --------------
                 FINANCE/RENTAL/
                 LEASING (1.9%)
         6,266   Capital One Financial Corp.                                      428,469
         7,302   Countrywide Financial Corp.                                      512,965
        25,328   Fannie Mae                                                     1,807,406
        17,994   Freddie Mac                                                    1,139,020
        33,393   MBNA Corp.                                                       861,205
         7,610   Providian Financial Corp.*                                       111,639
         1,710   Ryder System, Inc.                                                68,520
        11,472   SLM Corp.                                                        464,042
                                                                           --------------
                                                                                5,393,266
                                                                           --------------
                 FINANCIAL
                 CONGLOMERATES (4.1%)
        33,398   American Express Co.                                           1,715,989
       135,161   Citigroup, Inc. (Note 4)                                       6,284,986
        54,426   J.P. Morgan Chase & Co.                                        2,110,096
         8,343   Principal Financial Group, Inc.                                  290,170
        13,747   Prudential Financial, Inc.                                       638,823
         8,776   State Street Corp.                                               430,375
                                                                           --------------
                                                                               11,470,439
                                                                           --------------

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                                       83

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 FINANCIAL PUBLISHING/
                 SERVICES (0.3%)
         3,580   Equifax, Inc.                                             $       88,605
         4,979   McGraw-Hill Companies, Inc.
                   (The)                                                          381,242
         3,913   Moody's Corp.                                                    253,015
                                                                           --------------
                                                                                  722,862
                                                                           --------------
                 FOOD DISTRIBUTORS (0.2%)
        16,712   SYSCO Corp.                                                      599,459
                                                                           --------------
                 FOOD RETAIL (0.4%)
         9,613   Albertson's, Inc.                                                255,129
        19,407   Kroger Co.*                                                      353,207
        11,664   Safeway Inc.*                                                    295,566
         3,517   Supervalu, Inc.                                                  107,655
         3,709   Winn-Dixie Stores, Inc.                                           26,705
                                                                           --------------
                                                                                1,038,262
                                                                           --------------
                 FOOD: MAJOR DIVERSIFIED (1.6%)
        10,741   Campbell Soup Co.                                                288,718
         9,878   General Mills, Inc.                                              469,501
         9,202   Heinz (H.J.) Co.                                                 360,718
        10,733   Kellogg Co.                                                      449,176
        44,615   PepsiCo, Inc.                                                  2,403,856
        20,656   Sara Lee Corp.                                                   474,881
                                                                           --------------
                                                                                4,446,850
                                                                           --------------
                 FOOD: MEAT/FISH/DAIRY (0.1%)
        13,811   ConAgra Foods Inc.                                               374,002
                                                                           --------------
                 FOOD: SPECIALTY/CANDY (0.3%)
         6,779   Hershey Foods Corp.                                              313,664
         3,599   McCormick & Co., Inc.
                   (Non-Voting)                                                   122,366
         5,870   Wrigley (Wm.) Jr. Co.
                   (Class A)                                                      370,103
                                                                           --------------
                                                                                  806,133
                                                                           --------------
                 FOREST PRODUCTS (0.2%)
         2,844   Louisiana-Pacific Corp.                                           67,261
         6,303   Weyerhaeuser Co.                                                 397,845
                                                                           --------------
                                                                                  465,106
                                                                           --------------
                 GAS DISTRIBUTORS (0.2%)
         9,858   Dynegy, Inc. (Class A)*                                   $       41,995
         4,186   KeySpan Corp.                                                    153,626
         1,152   Nicor Inc.                                                        39,133
         6,884   NiSource, Inc.                                                   141,948
           975   Peoples Energy Corp.                                              41,096
         6,005   Sempra Energy                                                    206,752
                                                                           --------------
                                                                                  624,550
                                                                           --------------
                 HOME BUILDING (0.1%)
         3,224   Centex Corp.                                                     147,498
         1,222   KB Home                                                           83,866
         3,313   Pulte Homes, Inc.                                                172,375
                                                                           --------------
                                                                                  403,739
                                                                           --------------
                 HOME FURNISHINGS (0.1%)
         5,022   Leggett & Platt, Inc.                                            134,138
         7,180   Newell Rubbermaid, Inc.                                          168,730
                                                                           --------------
                                                                                  302,868
                                                                           --------------
                 HOME IMPROVEMENT
                 CHAINS (1.2%)
        58,094   Home Depot, Inc. (The)                                         2,044,909
        20,548   Lowe's Companies, Inc.                                         1,079,797
         3,743   Sherwin-Williams Co.                                             155,522
                                                                           --------------
                                                                                3,280,228
                                                                           --------------
                 HOSPITAL/NURSING
                 MANAGEMENT (0.3%)
        12,692   HCA, Inc.                                                        527,860
         6,356   Health Management
                   Associates, Inc. (Class A)                                     142,502
         2,323   Manor Care, Inc.                                                  75,916
        12,161   Tenet Healthcare Corp.*                                          163,079
                                                                           --------------
                                                                                  909,357
                                                                           --------------
                 HOTELS/RESORTS/
                 CRUISELINES (0.5%)
        16,536   Carnival Corp.                                                   777,192
        10,020   Hilton Hotels Corp.                                              186,973
         5,912   Marriott International, Inc.
                   (Class A)                                                      294,891

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                                       84

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
         5,410   Starwood Hotels & Resorts
                   Worldwide, Inc.                                         $      242,638
                                                                           --------------
                                                                                1,501,694
                                                                           --------------
                 HOUSEHOLD/PERSONAL
                 CARE (2.7%)
         2,356   Alberto-Culver Co. (Class B)                                     118,130
        12,333   Avon Products, Inc.                                              569,045
         5,545   Clorox Co. (The)                                                 298,210
        13,907   Colgate-Palmolive Co.                                            812,864
        26,226   Gillette Co. (The)                                             1,111,982
         2,466   International Flavors &
                   Fragrances, Inc.                                                92,228
        13,103   Kimberly-Clark Corp.                                             863,226
        67,184   Procter & Gamble Co. (The)                                     3,657,497
                                                                           --------------
                                                                                7,523,182
                                                                           --------------
                 INDUSTRIAL
                 CONGLOMERATES (5.5%)
        20,441   3M Co.                                                         1,839,894
       275,847   General Electric Co.**                                         8,937,443
        22,445   Honeywell International, Inc.                                    822,160
         4,529   Ingersoll Rand Co. (Class A)
                   (Bermuda)                                                      309,376
         2,414   ITT Industries, Inc.                                             200,362
         3,604   Textron, Inc.                                                    213,897
        52,416   Tyco International Ltd.
                   (Bermuda)                                                    1,737,066
        13,433   United Technologies Corp.                                      1,228,851
                                                                           --------------
                                                                               15,289,049
                                                                           --------------
                 INDUSTRIAL MACHINERY (0.3%)
         8,096   Illinois Tool Works Inc.                                         776,325
         3,125   Parker-Hannifin Corp.                                            185,812
                                                                           --------------
                                                                                  962,137
                                                                           --------------
                 INDUSTRIAL SPECIALTIES (0.2%)
         6,716   Ecolab Inc.                                                      212,897
         4,480   PPG Industries, Inc.                                             279,955
                                                                           --------------
                                                                                  492,852
                                                                           --------------
                 INFORMATION TECHNOLOGY
                 SERVICES (1.6%)
         4,449   Citrix Systems, Inc.*                                     $       90,582
        12,660   Electronic Data Systems
                   Corp.                                                          242,439
        44,049   International Business
                   Machines Corp.                                               3,882,919
         9,536   PeopleSoft, Inc.*                                                176,416
         8,712   Unisys Corp.*                                                    120,923
                                                                           --------------
                                                                                4,513,279
                                                                           --------------
                 INSURANCE BROKERS/
                 SERVICES (0.3%)
         8,236   AON Corp.                                                        234,479
        13,677   Marsh & McLennan
                   Companies, Inc.                                                620,662
                                                                           --------------
                                                                                  855,141
                                                                           --------------
                 INTEGRATED OIL (4.2%)
         2,352   Amerada Hess Corp.                                               186,255
        27,967   ChevronTexaco Corp.                                            2,631,974
        17,925   ConocoPhillips                                                 1,367,498
       170,930   Exxon Mobil Corp.                                              7,591,001
                                                                           --------------
                                                                               11,776,728
                                                                           --------------
                 INTERNET SOFTWARE/
                 SERVICES (0.5%)
        13,135   Siebel Systems, Inc.*                                            140,282
        35,198   Yahoo! Inc.*                                                   1,278,743
                                                                           --------------
                                                                                1,419,025
                                                                           --------------
                 INVESTMENT BANKS/
                 BROKERS (1.9%)
         2,742   Bear Stearns Companies, Inc.
                   (The)                                                          231,178
         9,551   E*TRADE Group, Inc.*                                             106,494
        12,613   Goldman Sachs Group, Inc.
                   (The)                                                        1,187,640
         7,237   Lehman Brothers Holdings
                   Inc.                                                           544,584
        25,116   Merrill Lynch & Co., Inc.                                      1,355,762
        28,075   Morgan Stanley (Note 4)                                        1,481,518

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                                       85

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
        35,671   Schwab (Charles) Corp.
                   (The)                                                   $      342,798
                                                                           --------------
                                                                                5,249,974
                                                                           --------------
                 INVESTMENT MANAGERS (0.4%)
         2,825   Federated Investors, Inc.
                   (Class B)                                                       85,711
         6,526   Franklin Resources, Inc.                                         326,822
         6,256   Janus Capital Group, Inc.                                        103,161
        11,094   Mellon Financial Corp.                                           325,387
         3,311   Price (T.) Rowe Group, Inc.                                      166,874
                                                                           --------------
                                                                                1,007,955
                                                                           --------------
                 LIFE/HEALTH INSURANCE (0.7%)
        13,293   AFLAC, Inc.                                                      542,487
         3,654   Jefferson-Pilot Corp.                                            185,623
         4,657   Lincoln National Corp.                                           220,043
        19,755   MetLife, Inc. (Note 4)                                           708,217
         2,909   Torchmark Corp.                                                  156,504
         7,747   UnumProvident Corp.                                              123,177
                                                                           --------------
                                                                                1,936,051
                                                                           --------------
                 MAJOR BANKS (4.9%)
        53,286   Bank of America Corp.                                          4,509,061
        20,322   Bank of New York Co., Inc.
                   (The)                                                          599,093
        29,322   Bank One Corp.                                                 1,495,422
        14,665   BB&T Corp.                                                       542,165
         4,528   Comerica, Inc.                                                   248,497
         6,002   Huntington Bancshares, Inc.                                      137,446
        10,724   KeyCorp                                                          320,540
        16,239   National City Corp.                                              568,527
         7,371   PNC Financial Services
                   Group                                                          391,253
         5,736   Regions Financial Corp.*                                         209,651
         8,619   SouthTrust Corp.                                                 334,503
         7,383   SunTrust Banks, Inc.                                             479,821
        34,362   Wachovia Corp.                                                 1,529,109
        44,106   Wells Fargo & Co.                                              2,524,186
                                                                           --------------
                                                                               13,889,274
                                                                           --------------
                 MAJOR
                 TELECOMMUNICATIONS (2.6%)
         8,054   ALLTEL Corp.                                              $      407,693
        20,749   AT&T Corp.                                                       303,558
        47,943   BellSouth Corp.                                                1,257,065
        86,559   SBC Communications, Inc.                                       2,099,056
        37,278   Sprint Corp. (FON Group)                                         656,093
        72,405   Verizon Communications Inc.                                    2,620,337
                                                                           --------------
                                                                                7,343,802
                                                                           --------------
                 MANAGED HEALTH CARE (1.0%)
         3,983   Aetna, Inc.                                                      338,555
         3,618   Anthem, Inc.*                                                    324,028
        11,954   Caremark Rx, Inc.*                                               393,765
         3,689   CIGNA Corp.                                                      253,840
         4,220   Humana, Inc.*                                                     71,318
        16,095   UnitedHealth Group Inc.                                        1,001,914
         4,068   WellPoint Health
                   Networks, Inc.*                                                455,657
                                                                           --------------
                                                                                2,839,077
                                                                           --------------
                 MEDIA CONGLOMERATES (1.8%)
        53,636   Disney (Walt) Co. (The)                                        1,367,182
       119,167   Time Warner Inc.*                                              2,094,956
        45,283   Viacom Inc. (Class B)
                   (Non-Voting)                                                 1,617,509
                                                                           --------------
                                                                                5,079,647
                                                                           --------------
                 MEDICAL DISTRIBUTORS (0.4%)
         2,937   AmerisourceBergen Corp.                                          175,574
        11,249   Cardinal Health, Inc.                                            787,992
         7,653   McKesson Corp.                                                   262,727
                                                                           --------------
                                                                                1,226,293
                                                                           --------------
                 MEDICAL SPECIALTIES (2.3%)
         5,275   Applera Corp. - Applied
                   Biosystems Group                                               114,731
         2,727   Bard (C.R.), Inc.                                                154,485
         1,384   Bausch & Lomb, Inc.                                               90,057
        16,019   Baxter International, Inc.                                       552,816
         6,612   Becton, Dickinson & Co.                                          342,502
         6,649   Biomet, Inc.                                                     295,482

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                                       86

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
        21,826   Boston Scientific Corp.*                                  $      934,153
         8,198   Guidant Corp.                                                    458,104
         4,078   Hospira, Inc.                                                    112,553
        31,682   Medtronic, Inc.                                                1,543,547
         1,289   Millipore Corp.*                                                  72,661
         3,270   Pall Corp.                                                        85,641
         3,338   PerkinElmer, Inc.                                                 66,894
         4,604   St. Jude Medical, Inc.*                                          348,293
        10,459   Stryker Corp.                                                    575,245
         3,124   Waters Corp.*                                                    149,265
         6,378   Zimmer Holdings, Inc.*                                           562,540
                                                                           --------------
                                                                                6,458,969
                                                                           --------------
                 MISCELLANEOUS COMMERCIAL
                 SERVICES (0.0%)
         3,634   Sabre Holdings Corp.                                             100,698
                                                                           --------------
                 MISCELLANEOUS
                 MANUFACTURING (0.2%)
         1,555   Crane Co.                                                         48,811
         8,054   Danaher Corp.                                                    417,600
         5,316   Dover Corp.                                                      223,804
                                                                           --------------
                                                                                  690,215
                                                                           --------------
                 MOTOR VEHICLES (0.7%)
        47,851   Ford Motor Co.                                                   748,868
        14,757   General Motors Corp.                                             687,529
         7,714   Harley-Davidson, Inc.                                            477,805
                                                                           --------------
                                                                                1,914,202
                                                                           --------------
                 MULTI-LINE INSURANCE (2.1%)
        68,168   American International Group,
                   Inc.                                                         4,859,015
         7,623   Hartford Financial Services
                   Group, Inc. (The)                                              524,005
         4,852   Loews Corp.                                                      290,926
         3,641   Safeco Corp.                                                     160,204
                                                                           --------------
                                                                                5,834,150
                                                                           --------------
                 OFFICE EQUIPMENT/
                 SUPPLIES (0.2%)
         2,890   Avery Dennison Corp.                                             184,989
         6,041   Pitney Bowes, Inc.                                               267,314
                                                                           --------------
                                                                                  452,303
                                                                           --------------
                 OIL & GAS PIPELINES (0.2%)
        16,753   El Paso Corp.                                             $      132,014
         3,243   Kinder Morgan, Inc.                                              192,277
        13,586   Williams Companies, Inc.
                   (The)                                                          161,673
                                                                           --------------
                                                                                  485,964
                                                                           --------------
                 OIL & GAS PRODUCTION (1.0%)
         6,585   Anadarko Petroleum Corp.                                         385,881
         8,500   Apache Corp.                                                     370,175
        10,369   Burlington Resources, Inc.                                       375,150
         6,267   Devon Energy Corp.                                               413,622
         3,046   EOG Resources, Inc.                                              181,877
         3,910   Kerr-McGee Corp.                                                 210,241
        10,224   Occidental Petroleum Corp.                                       494,944
         6,888   Unocal Corp.                                                     261,744
                                                                           --------------
                                                                                2,693,634
                                                                           --------------
                 OIL REFINING/MARKETING (0.3%)
         1,839   Ashland, Inc.                                                     97,118
         9,028   Marathon Oil Corp.                                               341,620
         1,975   Sunoco, Inc.                                                     125,650
         3,364   Valero Energy Corp.                                              248,129
                                                                           --------------
                                                                                  812,517
                                                                           --------------
                 OILFIELD SERVICES/
                 EQUIPMENT (0.7%)
         8,706   Baker Hughes Inc.                                                327,781
         4,205   BJ Services Co.*                                                 192,757
        11,503   Halliburton Co.                                                  348,081
        15,403   Schlumberger Ltd.                                                978,245
                                                                           --------------
                                                                                1,846,864
                                                                           --------------
                 OTHER CONSUMER
                 SERVICES (1.0%)
         4,609   Apollo Group, Inc.
                   (Class A)*                                                     406,929
         4,573   Block (H.&R.), Inc.                                              218,041
        26,658   Cendant Corp.                                                    652,588
        17,181   eBay Inc.*                                                     1,579,793
                                                                           --------------
                                                                                2,857,351
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 OTHER CONSUMER
                 SPECIALTIES (0.1%)
         3,817   Fortune Brands, Inc.                                      $      287,916
                                                                           --------------
                 OTHER METALS/MINERALS (0.1%)
         2,444   Phelps Dodge Corp.*                                              189,434
                                                                           --------------
                 PACKAGED SOFTWARE (4.2%)
         6,235   Adobe Systems, Inc.                                              289,928
         2,966   Autodesk, Inc.                                                   126,974
         5,823   BMC Software, Inc.*                                              107,726
        15,284   Computer Associates
                   International, Inc.                                            428,869
        10,093   Compuware Corp.*                                                  66,614
         5,006   Intuit Inc.*                                                     193,131
         2,410   Mercury Interactive Corp.*                                       120,090
       282,129   Microsoft Corp.                                                8,057,604
        10,106   Novell, Inc.*                                                     84,789
       135,776   Oracle Corp.*                                                  1,619,808
         6,973   Parametric Technology
                   Corp.*                                                          34,865
         8,144   Symantec Corp.*                                                  356,544
        11,287   VERITAS Software Corp.*                                          312,650
                                                                           --------------
                                                                               11,799,592
                                                                           --------------
                 PERSONNEL SERVICES (0.1%)
         3,063   Monster Worldwide Inc.*                                           78,780
         4,480   Robert Half International,
                   Inc.                                                           133,370
                                                                           --------------
                                                                                  212,150
                                                                           --------------
                 PHARMACEUTICALS:
                 GENERIC DRUGS (0.1%)
         7,019   Mylan Laboratories, Inc.                                         142,135
         2,845   Watson Pharmaceuticals,
                 Inc.*                                                             76,531
                                                                           --------------
                                                                                  218,666
                                                                           --------------
                 PHARMACEUTICALS:
                 MAJOR (7.5%)
        40,764   Abbott Laboratories                                            1,661,541
        50,818   Bristol-Myers Squibb Co.                                       1,245,041
        77,587   Johnson & Johnson                                              4,321,596
        29,520   Lilly (ELI) & Co.                                         $    2,063,743
        58,077   Merck & Co., Inc.                                              2,758,658
       199,431   Pfizer, Inc.                                                   6,836,495
        38,468   Schering-Plough Corp.                                            710,889
        34,847   Wyeth                                                          1,260,068
                                                                           --------------
                                                                               20,858,031
                                                                           --------------
                 PHARMACEUTICALS: OTHER (0.3%)
         3,433   Allergan, Inc.                                                   307,322
         9,666   Forest Laboratories, Inc.*                                       547,386
         6,310   King Pharmaceuticals, Inc.*                                       72,250
                                                                           --------------
                                                                                  926,958
                                                                           --------------
                 PRECIOUS METALS (0.2%)
         4,627   Freeport-McMoRan Copper &
                   Gold, Inc. (Class B)                                           153,385
        11,580   Newmont Mining Corp.                                             448,841
                                                                           --------------
                                                                                  602,226
                                                                           --------------
                 PROPERTY - CASUALTY
                 INSURERS (1.1%)
         7,400   ACE Ltd. (Bermuda)                                               312,872
        18,364   Allstate Corp. (The) (Note 4)                                    854,844
         4,958   Chubb Corp. (The)                                                338,036
         4,397   Cincinnati Financial Corp.                                       191,357
         5,676   Progressive Corp. (The)                                          484,163
        17,435   St. Paul Travelers Companies,
                   Inc.                                                           706,815
         3,610   XL Capital Ltd. (Class A)
                   (Bermuda)                                                      272,411
                                                                           --------------
                                                                                3,160,498
                                                                           --------------
                 PUBLISHING: BOOKS/
                 MAGAZINES (0.0%)
         1,313   Meredith Corp.                                                    72,162
                                                                           --------------
                 PUBLISHING: NEWSPAPERS (0.5%)
         2,134   Dow Jones & Co., Inc.                                             96,243
         7,122   Gannett Co., Inc.                                                604,302
         2,057   Knight-Ridder, Inc.                                              148,104
         3,886   New York Times Co. (The)
                   (Class A)                                                      173,743
         8,564   Tribune Co.                                                      390,005
                                                                           --------------
                                                                                1,412,397
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 PULP & PAPER (0.3%)
         6,663   Georgia-Pacific Corp.                                     $      246,398
        12,689   International Paper Co.                                          567,198
         5,262   MeadWestvaco Corp.                                               154,650
                                                                           --------------
                                                                                  968,246
                                                                           --------------
                 RAILROADS (0.4%)
         9,693   Burlington Northern Santa Fe
                   Corp.                                                          339,934
         5,611   CSX Corp.                                                        183,872
        10,247   Norfolk Southern Corp.                                           271,750
         6,773   Union Pacific Corp.                                              402,655
                                                                           --------------
                                                                                1,198,211
                                                                           --------------
                 REAL ESTATE INVESTMENT
                 TRUSTS (0.4%)
         2,442   Apartment Investment &
                   Management Co. (Class A)                                        76,019
        10,548   Equity Office Properties
                   Trust                                                          286,906
         7,323   Equity Residential                                               217,713
         4,793   Plum Creek Timber Co.,
                   Inc.                                                           156,156
         4,738   ProLogis Trust                                                   155,975
         4,959   Simon Property Group, Inc.                                       254,992
                                                                           --------------
                                                                                1,147,761
                                                                           --------------
                 RECREATIONAL PRODUCTS (0.3%)
         2,476   Brunswick Corp.                                                  101,021
         7,911   Electronic Arts Inc.*                                            431,545
         4,610   Hasbro, Inc.                                                      87,590
        11,040   Mattel, Inc.                                                     201,480
                                                                           --------------
                                                                                  821,636
                                                                           --------------
                 REGIONAL BANKS (1.5%)
         9,206   AmSouth Bancorporation                                           234,477
         5,849   Charter One Financial, Inc.                                      258,467
        14,711   Fifth Third Bancorp                                              791,158
         3,240   First Horizon National Corp.                                     147,323
         3,098   M&T Bank Corp.                                                   270,455
         5,806   Marshall & Ilsley Corp.                                          226,957
         4,521   North Fork Bancorporation,
                   Inc.                                                    $      172,024
         5,766   Northern Trust Corp.                                             243,786
         7,966   Synovus Financial Corp.                                          201,699
        49,536   U.S. Bancorp                                                   1,365,212
         4,966   Union Planters Corp.                                             148,036
         2,340   Zions Bancorporation                                             143,793
                                                                           --------------
                                                                                4,203,387
                                                                           --------------
                 RESTAURANTS (0.6%)
         4,207   Darden Restaurants, Inc.                                          86,454
        32,906   McDonald's Corp.                                                 855,556
        10,365   Starbucks Corp.*                                                 450,670
         2,981   Wendy's International, Inc.                                      103,858
         7,564   Yum! Brands, Inc.*                                               281,532
                                                                           --------------
                                                                                1,778,070
                                                                           --------------
                 SAVINGS BANKS (0.5%)
         3,989   Golden West Financial Corp.                                      424,230
         8,090   Sovereign Bancorp, Inc.                                          178,789
        22,605   Washington Mutual, Inc.                                          873,457
                                                                           --------------
                                                                                1,476,476
                                                                           --------------
                 SEMICONDUCTORS (3.1%)
         9,241   Advanced Micro Devices,
                   Inc.*                                                          146,932
         9,784   Altera Corp.*                                                    217,400
         9,823   Analog Devices, Inc.                                             462,467
         8,131   Applied Micro Circuits Corp.*                                     43,257
         8,209   Broadcom Corp. (Class A)*                                        383,935
       169,047   Intel Corp.                                                    4,665,697
         8,087   Linear Technology Corp.                                          319,194
         9,987   LSI Logic Corp.*                                                  76,101
         8,422   Maxim Integrated Products,
                   Inc.                                                           441,481
        15,944   Micron Technology, Inc.*                                         244,103
         9,377   National Semiconductor
                   Corp.*                                                         206,200
         4,337   NVIDIA Corp.*                                                     88,909
         4,616   PMC - Sierra, Inc.*                                               66,240
        45,244   Texas Instruments Inc.                                         1,094,000
         9,072   Xilinx, Inc.                                                     302,188
                                                                           --------------
                                                                                8,758,104
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 SERVICES TO THE HEALTH
                 INDUSTRY (0.3%)
         2,036   Express Scripts, Inc.
                   (Class A)*                                              $      161,312
         6,141   IMS Health Inc.                                                  143,945
         7,085   Medco Health Solutions Inc.*                                     265,688
         2,711   Quest Diagnostics Inc.                                           230,299
                                                                           --------------
                                                                                  801,244
                                                                           --------------
                 SPECIALTY INSURANCE (0.2%)
         2,833   Ambac Financial Group, Inc.                                      208,056
         3,771   MBIA Inc.                                                        215,400
         2,576   MGIC Investment Corp.                                            195,415
                                                                           --------------
                                                                                  618,871
                                                                           --------------
                 SPECIALTY STORES (0.5%)
         6,988   AutoNation, Inc.*                                                119,495
         2,173   AutoZone, Inc.*                                                  174,057
         7,853   Bed Bath & Beyond Inc.*                                          301,948
         2,282   Boise Cascade Corp.                                               85,894
         8,177   Office Depot, Inc.*                                              146,450
        13,000   Staples, Inc.                                                    381,030
         3,826   Tiffany & Co.                                                    140,988
         5,586   Toys 'R' Us, Inc.*                                                88,985
                                                                           --------------
                                                                                1,438,847
                                                                           --------------
                 SPECIALTY
                 TELECOMMUNICATIONS (0.1%)
         3,630   CenturyTel, Inc.                                                 109,045
         7,513   Citizens Communications
                   Co.*                                                            90,907
        46,635   Qwest Communications
                   International, Inc.*                                           167,420
                                                                           --------------
                                                                                  367,372
                                                                           --------------
                 STEEL (0.1%)
         2,110   Allegheny Technologies Inc.                                       38,086
         2,063   Nucor Corp.                                                      158,356
         2,962   United States Steel Corp.                                        104,025
         2,261   Worthington Industries, Inc.                                      46,418
                                                                           --------------
                                                                                  346,885
                                                                           --------------
                 TELECOMMUNICATION
                 EQUIPMENT (1.4%)
        21,105   ADC Telecommunications,
                   Inc.*                                                   $       59,938
         4,199   Andrew Corp.*                                                     84,022
        14,837   CIENA Corp.*                                                      55,194
         5,113   Comverse Technology, Inc.*                                       101,953
        35,864   Corning Inc.*                                                    468,384
       112,008   Lucent Technologies Inc.*                                        423,390
        61,267   Motorola, Inc.                                                 1,118,123
        21,175   QUALCOMM Inc.                                                  1,545,352
        10,868   Tellabs, Inc.*                                                    94,986
                                                                           --------------
                                                                                3,951,342
                                                                           --------------
                 TOBACCO (1.1%)
        53,600   Altria Group, Inc.                                             2,682,680
         2,228   R. J. Reynolds Tobacco
                   Holdings, Inc.                                                 150,591
         4,326   UST, Inc.                                                        155,736
                                                                           --------------
                                                                                2,989,007
                                                                           --------------
                 TOOLS/HARDWARE (0.1%)
         2,069   Black & Decker Corp.                                             128,547
         1,525   Snap-On, Inc.                                                     51,164
         2,134   Stanley Works (The)                                               97,268
                                                                           --------------
                                                                                  276,979
                                                                           --------------
                 TRUCKS/CONSTRUCTION/
                 FARM MACHINERY (0.6%)
         8,936   Caterpillar Inc.                                                 709,876
         1,120   Cummins Inc.                                                      70,000
         6,506   Deere & Co.                                                      456,331
         1,825   Navistar International Corp.*                                     70,737
         4,580   PACCAR, Inc.                                                     265,594
                                                                           --------------
                                                                                1,572,538
                                                                           --------------
                 WHOLESALE DISTRIBUTORS (0.1%)
         4,552   Genuine Parts Co.                                                180,623
         2,375   Grainger (W.W.), Inc.                                            136,563
                                                                           --------------
                                                                                  317,186
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 WIRELESS
                 TELECOMMUNICATIONS (0.6%)
        71,284   AT&T Wireless Services,
                   Inc.*                                                   $    1,020,787
        29,006   Nextel Communications, Inc.
                   (Class A)*                                                     773,300
                                                                           --------------
                                                                                1,794,087
                                                                           --------------
                 TOTAL COMMON STOCKS
                 (COST $280,785,740)                                          277,935,530
                                                                           --------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                                    VALUE
-----------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENT (1.6%)
                 REPURCHASE AGREEMENT
$        4,408   The Bank of New York 1.00%
                 due 07/01/04
                 (dated 06/30/04;
                 proceeds $4,408,720) (a)
                 (Cost $4,408,598)                                              4,408,598
                                                                           --------------

TOTAL INVESTMENTS
  (COST $285,194,338) (b)(c)                                       100.0%     282,344,128
OTHER ASSETS IN EXCESS OF
  LIABILITIES                                                        0.0          139,866
                                                                   -----   --------------
NET ASSETS                                                         100.0%  $  282,483,994
                                                                   =====   ==============

*    NON-INCOME PRODUCING SECURITY.
** A PORTION OF THIS SECURITY IS PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN THE AMOUNT OF $421,333.
(a) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION ADJUSTABLE RATE MORTGAGE 4.197% DUE 03/01/34 VALUED AT $4,496,770.
(b) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $4,055,745 IN CONNECTION WITH OPEN FUTURES CONTRACTS.
(c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $37,990,876 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $40,841,086, RESULTING IN NET UNREALIZED DEPRECIATION OF $2,850,210.

                        SEE NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS OPEN AT JUNE 30, 2004:

NUMBER OF                              DESCRIPTION, DELIVERY     UNDERLYING FACE       UNREALIZED
CONTRACTS          LONG/SHORT             MONTH, AND YEAR        AMOUNT AT VALUE      APPRECIATION
--------------------------------------------------------------------------------------------------
    4                Long             S&P 500 Index EMINI
                                      September 2004              $    228,080          $  2,240
   15                Long             S&P 500 Index
                                      September 2004                 4,276,500            25,187
                                                                                        --------
     Total unrealized appreciation                                                      $ 27,427
                                                                                        ========

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES - GLOBAL ADVANTAGE
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 COMMON AND PREFERRED STOCKS (99.3%)
                 AUSTRALIA (0.7%)
                 AIRLINES
        95,031   Qantas Airways Ltd.                                       $      233,387
                                                                           --------------

                 BERMUDA (1.0%)
                 INFORMATION
                 TECHNOLOGY SERVICES
        12,729   Accenture Ltd. (Class A)*                                        349,793
                                                                           --------------

                 CANADA (1.1%)
                 OTHER METALS/MINERALS
        11,763   Inco Ltd.*                                                       405,253
                                                                           --------------

                 FRANCE (3.9%)
                 BROADCASTING
        10,937   M6 Metropole Television                                          309,008
                                                                           --------------
                 ELECTRICAL PRODUCTS
         4,309   Schneider Electric S.A.                                          294,772
                                                                           --------------
                 INTEGRATED OIL
         1,299   Total S.A.                                                       248,213
                                                                           --------------
                 MAJOR BANKS
         4,130   BNP Paribas S.A.                                                 254,576
                                                                           --------------
                 SEMICONDUCTORS
        12,490   STMicroelectronics NV                                            274,602
                                                                           --------------
                 TOTAL FRANCE                                                   1,381,171
                                                                           --------------

                 GERMANY (4.9%)
                 MAJOR BANKS
         3,118   Deutsche Bank AG
                   (Registered Shares)                                            245,539
                                                                           --------------
                 MAJOR TELECOMMUNICATIONS
        14,907   Deutsche Telekom AG
                   (Registered Shares)*                                           262,485
                                                                           --------------
                 MOTOR VEHICLES
           380   Porsche AG (Pref.)                                               254,878
        10,248   Volkswagen AG                                                    433,875
                                                                           --------------
                                                                                  688,753
                                                                           --------------

                 MULTI-LINE INSURANCE
         4,855   Allianz AG
                   (Registered Shares)                                     $      527,074
                                                                           --------------
                 TOTAL GERMANY                                                  1,723,851
                                                                           --------------

                 HONG KONG (0.9%)
                 REAL ESTATE DEVELOPMENT
        38,000   Sun Hung Kai Properties Ltd.                                     311,799
                                                                           --------------

                 ITALY (1.5%)
                 MAJOR BANKS
        22,970   Sanpaolo IMI SpA                                                 277,295
        49,277   UniCredito Italiano SpA                                          243,959
                                                                           --------------
                                                                                  521,254
                                                                           --------------
                 TOTAL ITALY                                                      521,254
                                                                           --------------

                 JAPAN (12.5%)
                 BROADCASTING
           141   Fuji Television Network, Inc.                                    323,870
                                                                           --------------
                 CHEMICALS: SPECIALTY
        12,100   Shin-Etsu Chemical Co., Ltd.                                     433,572
        75,000   Sumitomo Chemical Co., Ltd.                                      350,744
                                                                           --------------
                                                                                  784,316
                                                                           --------------
                 COMMERCIAL PRINTING/FORMS
        15,000   Dai Nippon Printing Co., Ltd.                                    240,215
                                                                           --------------
                 ELECTRONICS/APPLIANCES
        13,200   Sony Corp.                                                       498,456
                                                                           --------------
                 HOUSEHOLD/PERSONAL CARE
        16,000   Kao Corp.                                                        386,623
                                                                           --------------
                 INDUSTRIAL MACHINERY
         3,300   SMC Corporation                                                  357,773
                                                                           --------------
                 INVESTMENT BANKS/BROKERS
        28,000   Daiwa Securities Group Inc.                                      201,690
                                                                           --------------
                 MAJOR BANKS
        54,000   Sumitomo Trust & Banking
                   Co., Ltd. (The)                                                385,502
                                                                           --------------
                 PHARMACEUTICALS: MAJOR
         6,300   Takeda Pharmaceutical Co.,
                   Ltd.                                                           277,260
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 REAL ESTATE DEVELOPMENT
        38,000   Mitsubishi Estate Co., Ltd.                               $      472,731
                                                                           --------------
                 WIRELESS TELECOMMUNICATIONS
           269   NTT DoCoMo, Inc.                                                 481,946
                                                                           --------------
                 TOTAL JAPAN                                                    4,410,382
                                                                           --------------

                 NETHERLANDS (8.3%)
                 FOOD RETAIL
        59,135   Koninklijke Ahold NV*                                            465,104
                                                                           --------------
                 FOOD: MAJOR DIVERSIFIED
         5,274   Unilever NV (Share
                   Certificates)                                                  360,786
                                                                           --------------
                 FOOD: SPECIALTY/CANDY
         8,876   Koninklijke Numico NV*                                           285,846
                                                                           --------------
                 INDUSTRIAL CONGLOMERATES
        14,859   Koninklijke (Royal)
                 Philips Electronics NV                                           400,975
                                                                           --------------
                 INTEGRATED OIL
        16,357   Royal Dutch Petroleum Co.                                        841,311
                                                                           --------------
                 PUBLISHING: BOOKS/MAGAZINES
        32,748   Wolters Kluwer NV                                                595,799
                                                                           --------------
                 TOTAL NETHERLANDS                                              2,949,821
                                                                           --------------

                 NORWAY (1.2%)
                 MAJOR TELECOMMUNICATIONS
        61,187   Telenor ASA                                                      425,633
                                                                           --------------

                 SPAIN (0.9%)
                 MISCELLANEOUS
                 COMMERCIAL SERVICES
        51,092   Amadeus Global Travel
                   Distribution S.A.
                   (A Shares)                                                     335,805
                                                                           --------------

                 SWITZERLAND (4.6%)
                 FINANCIAL CONGLOMERATES
         6,961   UBS AG (Registered Shares)                                       491,329
                                                                           --------------
                 OTHER CONSUMER SPECIALTIES
        14,658   Compagnie Financiere
                   Richemont AG (Series A)                                        383,361
                                                                           --------------
                 PHARMACEUTICALS: MAJOR
        17,254   Novartis AG
                   (Registered Shares)                                     $      762,444
                                                                           --------------
                 TOTAL SWITZERLAND                                              1,637,134
                                                                           --------------

                 TAIWAN (1.1%)
                 SEMICONDUCTORS
        47,775   Taiwan Semiconductor
                   Manuafacturing Co. Ltd.
                   (ADR)                                                          397,008
                                                                           --------------

                 UNITED KINGDOM (9.1%)
                 CABLE/SATELLITE TV
        30,797   British Sky Broadcasting
                   Group PLC                                                      348,519
                                                                           --------------
                 HOTELS/RESORTS/CRUISELINES
        19,338   InterContinental Hotels
                   Group PLC                                                      204,944
                                                                           --------------
                 INDUSTRIAL CONGLOMERATES
        15,652   Smiths Group PLC                                                 212,583
                                                                           --------------
                 INVESTMENT MANAGERS
        56,968   Amvescap PLC                                                     389,715
                                                                           --------------
                 LIFE/HEALTH INSURANCE
        58,818   Prudential PLC                                                   507,779
                                                                           --------------
                 MAJOR BANKS
        29,581   Barclays PLC                                                     252,818
        19,184   HSBC Holdings PLC                                                286,208
         5,608   Royal Bank of Scotland
                   Group PLC                                                      162,027
                                                                           --------------
                                                                                  701,053
                                                                           --------------
                 PHARMACEUTICALS: MAJOR
        41,163   GlaxoSmithKline PLC                                              835,794
                                                                           --------------
                 TOTAL UNITED KINGDOM                                           3,200,387
                                                                           --------------

                 UNITED STATES (47.6%)
                 AIR FREIGHT/COURIERS
         5,445   FedEx Corp.                                                      444,802
                                                                           --------------
                 AUTO PARTS: O.E.M.
         9,659   TRW Automotive Holdings
                   Corp.*                                                         182,072
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 BIOTECHNOLOGY
        10,270   Amgen Inc.*                                               $      560,434
         3,196   Martek Biosciences Corp.*                                        179,519
                                                                           --------------
                                                                                  739,953
                                                                           --------------
                 CABLE/SATELLITE TV
        51,003   Liberty Media Corp.
                   (Class A)*                                                     458,517
                                                                           --------------
                 COMPUTER COMMUNICATIONS
        27,850   Cisco Systems, Inc.*                                             660,045
                                                                           --------------
                 COMPUTER PERIPHERALS
        17,569   Network Appliance, Inc.*                                         378,261
                                                                           --------------
                 DEPARTMENT STORES
         6,868   Kohl's Corp.*                                                    290,379
                                                                           --------------
                 DISCOUNT STORES
         6,691   Target Corp.                                                     284,167
         6,027   Wal-Mart Stores, Inc.                                            317,985
                                                                           --------------
                                                                                  602,152
                                                                           --------------
                 ELECTRIC UTILITIES
        21,057   Edison International                                             538,427
                                                                           --------------
                 ELECTRONIC EQUIPMENT/
                 INSTRUMENTS
        31,593   Xerox Corp.*                                                     458,098
                                                                           --------------
                 ELECTRONIC PRODUCTION
                 EQUIPMENT
        24,010   Applied Materials, Inc.*                                         471,076
                                                                           --------------
                 FINANCE/RENTAL/LEASING
         4,727   Fannie Mae                                                       337,319
                                                                           --------------
                 FINANCIAL CONGLOMERATES
        16,015   Citigroup, Inc.                                                  744,697
        13,453   J.P. Morgan Chase & Co.                                          521,573
                                                                           --------------
                                                                                1,266,270
                                                                           --------------
                 INDUSTRIAL MACHINERY
         8,459   Kennametal Inc.                                                  387,422
                                                                           --------------
                 INFORMATION TECHNOLOGY
                 SERVICES
         3,416   International Business
                   Machines Corp.                                                 301,120
                                                                           --------------
                 INSURANCE BROKERS/SERVICES
         7,653   Marsh & McLennan
                   Companies, Inc.                                         $      347,293
         7,724   Willis Group Holdings Ltd.                                       289,264
                                                                           --------------
                                                                                  636,557
                                                                           --------------
                 INTERNET RETAIL
        10,497   IAC/InterActiveCorp*                                             316,380
                                                                           --------------
                 INTERNET SOFTWARE/SERVICES
        38,041   BEA Systems, Inc.*                                               312,697
                                                                           --------------
                 INVESTMENT MANAGERS
        10,457   Janus Capital Group, Inc.                                        172,436
        10,261   Mellon Financial Corp.                                           300,955
                                                                           --------------
                                                                                  473,391
                                                                           --------------
                 INVESTMENT TRUSTS/
                 MUTUAL FUNDS
         1,371   I Shares MSCI EAFE Index                                         196,108
         2,482   SPDR Trust Series 1                                              284,189
                                                                           --------------
                                                                                  480,297
                                                                           --------------
                 MAJOR BANKS
         7,365   Bank of America Corp.                                            623,226
                                                                           --------------
                 MANAGED HEALTH CARE
         2,794   Aetna, Inc.                                                      237,490
         2,738   Anthem, Inc.*                                                    245,215
                                                                           --------------
                                                                                  482,705
                                                                           --------------
                 MEDIA CONGLOMERATES
        13,096   Viacom Inc. (Class B)
                   (Non-Voting)                                                   467,789
                                                                           --------------
                 MULTI-LINE INSURANCE
         5,113   American International
                   Group, Inc.                                                    364,455
                                                                           --------------
                 OIL & GAS PIPELINES
        69,487   El Paso Corp.                                                    547,558
                                                                           --------------
                 PACKAGED SOFTWARE
         6,449   Adobe Systems, Inc.                                              299,878
         4,964   Intuit Inc.*                                                     191,511
        18,112   Microsoft Corp.                                                  517,279
        30,161   Oracle Corp.*                                                    359,821
                                                                           --------------
                                                                                1,368,489
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
    SHARES                                                                     VALUE
-----------------------------------------------------------------------------------------
                 PHARMACEUTICALS: MAJOR
        18,181   Bristol-Myers Squibb Co.                                  $      445,435
         5,628   Johnson & Johnson                                                313,480
        25,055   Pfizer, Inc.                                                     858,885
                                                                           --------------
                                                                                1,617,800
                                                                           --------------
                 PRECIOUS METALS
         8,791   Newmont Mining Corp.                                             340,739
                                                                           --------------
                 SEMICONDUCTORS
         5,121   Maxim Integrated
                 Products, Inc.                                                   268,443
        25,507   Micron Technology, Inc.*                                         390,512
                                                                           --------------
                                                                                  658,955
                                                                           --------------
                 TOBACCO
         7,192   Altria Group, Inc.                                               359,960
                                                                           --------------
                 WHOLESALE DISTRIBUTORS
         3,848   Grainger (W.W.), Inc.                                            221,260
                                                                           --------------
                 TOTAL UNITED STATES                                           16,788,171
                                                                           --------------

                 TOTAL COMMON AND
                 PREFERRED STOCKS
                   (COST $33,862,551)                                          35,070,849
                                                                           --------------

  PRINCIPAL
 AMOUNTS IN
  THOUSANDS                                                                    VALUE
-----------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENT (0.3%)
                 REPURCHASE AGREEMENT
$          102   The Bank of New York
                   1.00% due 07/01/04
                   (dated 06/30/04;
                   proceeds $102,407) (a)
                   (COST $102,404)                                         $      102,404
                                                                           --------------
TOTAL INVESTMENTS
  (COST $33,964,955) (b) (c)                                        99.6%      35,173,253
OTHER ASSETS IN EXCESS OF
  LIABILITIES                                                        0.4          124,560
                                                                   -----   --------------
NET ASSETS                                                         100.0%  $   35,297,813
                                                                   =====   ==============

----------
ADR  AMERICAN DEPOSITORY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION ADJUSTABLE RATE MORTGAGE 4.197% DUE 03/01/34 VALUED AT $104,452.
(b) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $8,630,817 IN CONNECTION WITH OPEN FORWARD FOREIGN CURRENCY CONTRACTS.
(c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,783,092 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,574,794, RESULTING IN NET UNREALIZED APPRECIATION OF $1,208,298.

                        SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2004:

                                                           UNREALIZED
  CONTRACTS            IN EXCHANGE      DELIVERY          APPRECIATION
 TO DELIVER               FOR             DATE            (DEPRECIATION)
------------------------------------------------------------------------
JPY    23,082,667   $         212,129   07/01/04          $        50
CHF       661,149   AUD       740,000   07/02/04              (12,646)
AUD       740,000   CHF       644,880   07/02/04                 (367)
EUR       429,241   CAD       715,000   07/02/04               11,963
CAD       715,000   EUR       437,055   07/02/04               (2,435)
EUR       227,112   JPY    30,000,000   07/02/04               (1,272)
JPY    30,000,000   EUR       225,977   07/02/04                 (112)
JPY    58,000,000   GBP       285,938   07/02/04              (12,795)
GBP       293,233   JPY    58,000,000   07/02/04                 (475)
NOK     2,369,223   SEK     2,620,000   07/02/04                6,568
SEK     2,620,000   NOK     2,417,063   07/02/04                  336
CHF       652,344   AUD       755,000   09/02/04                  283
EUR       434,057   CAD       710,000   09/02/04                2,351
EUR       430,235   GBP       290,000   09/02/04                  552
EUR       723,039   $         880,000   09/02/04                 (695)
JPY   114,114,525   $       1,050,000   09/02/04               (1,385)
NOK     2,443,727   SEK     2,650,000   09/02/04                 (377)
                                                          -----------
           Net unrealized depreciation                    $   (10,456)
                                                          ===========

CURRENCY ABBREVIATIONS:
AUD      Australian Dollar.
GBP      British Pound.
CAD      Canadian Dollar.
EUR      Euro.
JPY      Japanese Yen.
NOK      Norwegian Krone.
SEK      Swedish Krona.
CHF      Swiss Franc.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES - GLOBAL ADVANTAGE
SUMMARY OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

                                              PERCENT OF
INDUSTRY                          VALUE       NET ASSETS
--------------------------------------------------------
Air Freight/Couriers          $      444,802      1.3%
Airlines                             233,387      0.7
Auto Parts: O.E.M.                   182,072      0.5
Biotechnology                        739,953      2.1
Broadcasting                         632,878      1.8
Cable/Satellite TV                   807,036      2.3
Chemicals: Specialty                 784,316      2.2
Commercial Printing/
  Forms                              240,215      0.7
Computer Communications              660,045      1.9
Computer Peripherals                 378,261      1.1
Department Stores                    290,379      0.8
Discount Stores                      602,152      1.7
Electric Utilities                   538,427      1.5
Electrical Products                  294,772      0.8
Electronic Equipment/
  Instruments                        458,098      1.3
Electronic Production
  Equipment                          471,076      1.3
Electronics/Appliances               498,456      1.4
Finance/Rental/Leasing               337,319      1.0
Financial Conglomerates            1,757,599      5.0
Food Retail                          465,104      1.3
Food: Major Diversified              360,786      1.0
Food: Specialty/Candy                285,846      0.8
Hotels/Resorts/Cruiselines           204,944      0.6
Household/Personal Care              386,623      1.1
Industrial Conglomerates             613,558      1.7
Industrial Machinery                 745,195      2.1
Information Technology
  Services                           650,913      1.8
Insurance Brokers/
  Services                           636,557      1.8
Integrated Oil                     1,089,524      3.1
Internet Retail                      316,380      0.9
Internet Software/Services           312,697      0.9
Investment Banks/Brokers             201,690      0.6
Investment Managers                  863,106      2.4
Investment Trusts/
  Mutual Funds                $      480,297      1.4%
Life/Health Insurance                507,779      1.4
Major Banks                        2,731,150      7.7
Major Telecommunications             688,118      1.9
Managed Health Care                  482,705      1.4
Media Conglomerates                  467,789      1.3
Miscellaneous Commercial
  Services                           335,805      1.0
Motor Vehicles                       688,753      2.0
Multi-Line Insurance                 891,529      2.5
Oil & Gas Pipelines                  547,558      1.5
Other Consumer
  Specialties                        383,361      1.1
Other Metals/Minerals                405,253      1.1
Packaged Software                  1,368,489      3.9
Pharmaceuticals: Major             3,493,298      9.9
Precious Metals                      340,739      1.0
Publishing: Books/
  Magazines                          595,799      1.7
Real Estate Development              784,530      2.2
Semiconductors                     1,330,565      3.8
Tobacco                              359,960      1.0
Wholesale Distributors               221,260      0.6
Wireless Telecommunications          481,946      1.4
Repurchase Agreement                 102,404      0.3
                              --------------     ----
                              $   35,173,253     99.6%
                              ==============     ====

TYPE OF INVESTMENT

Common Stocks                 $   34,815,971     98.6%
Preferred Stocks                     254,878      0.7
Short-Term Investment                102,404      0.3
                              --------------     ----
                              $   35,173,253     99.6%
                              ==============     ====

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES - AGGRESSIVE EQUITY
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

  NUMBER OF
   SHARES                                                                      VALUE
-----------------------------------------------------------------------------------------
                 COMMON STOCKS (95.7%)
                 ADVERTISING/MARKETING
                 SERVICES (1.2%)
         6,500   Lamar Advertising Co.
                   (Class A)*                                              $      281,775
         6,500   Omnicom Group, Inc.                                              493,285
                                                                           --------------
                                                                                  775,060
                                                                           --------------
                 APPAREL/FOOTWEAR (1.3%)
        18,500   Coach, Inc.*                                                     836,015
                                                                           --------------
                 APPAREL/FOOTWEAR
                 RETAIL (1.6%)
        13,300   Chico's FAS, Inc.*                                               600,628
        10,800   Gap, Inc. (The)                                                  261,900
        13,700   Hot Topic, Inc.*                                                 280,713
                                                                           --------------
                                                                                1,143,241
                                                                           --------------
                 BEVERAGES:
                 NON-ALCOHOLIC (0.8%)
        15,900   Cott Corp. (Canada)*                                             515,160
                                                                           --------------
                 BIOTECHNOLOGY (2.5%)
        11,300   Biogen Idec Inc.*                                                714,725
         3,000   Celgene Corp.*                                                   171,780
         4,400   Genentech, Inc.*                                                 247,280
         7,100   Gilead Sciences, Inc.*                                           475,700
         3,700   Nabi Biopharmaceuticals*                                          52,614
                                                                           --------------
                                                                                1,662,099
                                                                           --------------
                 CASINO/GAMING (0.9%)
        16,100   Wynn Resorts, Ltd.*                                              621,943
                                                                           --------------
                 COMPUTER
                 COMMUNICATIONS (3.2%)
        90,000   Cisco Systems, Inc.*                                           2,133,000
                                                                           --------------
                 COMPUTER PERIPHERALS (1.9%)
        30,800   EMC Corp.*                                                       351,120
           100   Lexmark International, Inc.*                                       9,653
        10,600   Zebra Technologies Corp.
                   (Class A)*                                                     922,200
                                                                           --------------
                                                                                1,282,973
                                                                           --------------
                 COMPUTER PROCESSING
                 HARDWARE (1.0%)
        19,200   Dell Inc.*                                                       687,744
                                                                           --------------
                 DATA PROCESSING
                 SERVICES (1.3%)
        21,000   Automatic Data
                   Processing, Inc.                                        $      879,480
                                                                           --------------
                 DISCOUNT STORES (0.8%)
        12,300   Target Corp.                                                     522,381
                                                                           --------------
                 ELECTRICAL PRODUCTS (0.8%)
         9,500   Cooper Industries Ltd.
                   (Class A) (Bermuda)*                                           564,395
                                                                           --------------
                 ENGINEERING &
                 CONSTRUCTION (0.5%)
        12,600   Chicago Bridge & Iron
                   Company N.V.
                   (Netherlands)                                                  350,910
                                                                           --------------
                 FINANCE/RENTAL/LEASING (3.2%)
        10,400   Capital One Financial Corp.                                      711,152
         5,400   Fannie Mae                                                       385,344
        14,100   Freddie Mac                                                      892,530
         6,600   MBNA Corp.                                                       170,214
                                                                           --------------
                                                                                2,159,240
                                                                           --------------
                 FINANCIAL CONGLOMERATES (0.7%)
         9,700   Citigroup, Inc.                                                  451,050
                                                                           --------------
                 FOOD: MAJOR DIVERSIFIED (0.9%)
         7,700   Kellogg Co.                                                      322,245
         4,900   PepsiCo, Inc.                                                    264,012
                                                                           --------------
                                                                                  586,257
                                                                           --------------
                 HOME IMPROVEMENT
                 CHAINS (0.4%)
         7,300   Home Depot, Inc. (The)                                           256,960
                                                                           --------------
                 HOTELS/RESORTS/
                 CRUISELINES (0.5%)
         7,000   Royal Caribbean
                   Cruises Ltd. (Liberia)                                         303,870
                                                                           --------------
                 HOUSEHOLD/PERSONAL
                 CARE (3.4%)
        16,100   Estee Lauder Companies, Inc.
                   (The) (Class A)                                                785,358
        10,200   Kimberly-Clark Corp.                                             671,976
        14,600   Procter & Gamble Co. (The)                                       794,824
                                                                           --------------
                                                                                2,252,158
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                      VALUE
-----------------------------------------------------------------------------------------
                 INDUSTRIAL CONGLOMERATES (3.1%)
        10,600   General Electric Co.                                      $      343,440
         9,100   Ingersoll-Rand Co. Ltd.
                   (Class A) (Bermuda)                                            621,621
        33,800   Tyco International Ltd.
                   (Bermuda)                                                    1,120,132
                                                                           --------------
                                                                                2,085,193
                                                                           --------------
                 INDUSTRIAL MACHINERY (0.6%)
         6,300   Parker-Hannifin Corp.                                            374,598
                                                                           --------------
                 INDUSTRIAL SPECIALTIES (0.4%)
         4,900   Nitto Denko Corp.                                                251,213
                                                                           --------------
                 INFORMATION TECHNOLOGY
                 SERVICES (0.5%)
        13,600   Cognizant Technology
                   Solutions Corp.*                                               345,576
                                                                           --------------
                 INSURANCE BROKERS/
                 SERVICES (0.8%)
        11,100   ChoicePoint Inc.*                                                506,826
                                                                           --------------
                 INTEGRATED OIL (2.0%)
        13,700   BP PLC (ADR)
                   (United Kingdom)                                               733,909
         2,422   Total S.A. (France)                                              462,796
         1,500   Total SA (ADR) (France)                                          144,120
                                                                           --------------
                                                                                1,340,825
                                                                           --------------
                 INTERNET RETAIL (0.1%)
         1,250   Blue Nile Inc.**                                                  47,012
                                                                           --------------
                 INTERNET SOFTWARE/
                 SERVICES (4.4%)
        14,500   Akamai Technologies, Inc.*                                       260,275
        10,600   Check Point Software
                   Technologies Ltd. (Israel)*                                    286,094
         2,600   SINA Corp. (Cayman Island)*                                       85,774
        63,800   Yahoo! Inc.*                                                   2,317,854
                                                                           --------------
                                                                                2,949,997
                                                                           --------------
                 INVESTMENT BANKS/
                 BROKERS (2.3%)
         9,100   Goldman Sachs
                   Group, Inc. (The)                                              856,856
         3,100   Greenhill & Co., Inc.*                                    $       64,821
         6,900   Legg Mason, Inc.                                                 627,969
                                                                           --------------
                                                                                1,549,646
                                                                           --------------
                 MAJOR BANKS (1.1%)
         3,600   Bank of America Corp.                                            304,632
            45   Mitsubishi Tokyo Financial
                   Group, Inc. (Japan)                                            417,585
                                                                           --------------
                                                                                  722,217
                                                                           --------------
                 MANAGED HEALTH CARE (1.7%)
         6,000   Anthem, Inc.*                                                    537,360
         8,600   Caremark Rx, Inc.*                                               283,284
         5,200   UnitedHealth Group Inc.                                          323,700
                                                                           --------------
                                                                                1,144,344
                                                                           --------------
                 MEDIA CONGLOMERATES (1.4%)
        22,848   News Corporation Ltd.
                   (Australia)                                                    202,133
        15,338   News Corporation Ltd.
                   (The) (ADR) (Australia)                                        543,272
        12,000   Time Warner Inc.*                                                210,960
                                                                           --------------
                                                                                  956,365
                                                                           --------------
                 MEDICAL SPECIALTIES (7.7%)
         7,500   Alcon, Inc. (Switzerland)                                        589,875
         6,800   Bard (C.R.), Inc.                                                385,220
        10,100   Baxter International, Inc.*                                      348,551
         6,500   Boston Scientific Corp.*                                         278,200
        12,100   Dade Behring Inc.*                                               574,992
        11,900   Guidant Corp.                                                    664,972
         8,900   INAMED Corp.*                                                    559,365
         2,800   Kinetic Concepts, Inc.*                                          139,720
        11,700   Medtronic, Inc.                                                  570,024
         3,400   St. Jude Medical, Inc.*                                          257,210
         8,700   Zimmer Holdings, Inc.*                                           767,340
                                                                           --------------
                                                                                5,135,469
                                                                           --------------
                 MISCELLANEOUS COMMERCIAL
                 SERVICES (0.4%)
         7,100   Laureate Education Inc.*                                         271,504
                                                                           --------------
                 MISCELLANEOUS
                 MANUFACTURING (0.4%)
         5,800   Danaher Corp.                                                    300,730
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                      VALUE
-----------------------------------------------------------------------------------------
                 MOTOR VEHICLES (0.4%)
         6,000   Honda Motor Co., Ltd.
                   (Japan)                                                 $      289,967
                                                                           --------------
                 MULTI-LINE INSURANCE (1.0%)
         9,500   Hartford Financial Services
                   Group, Inc. (The)                                              653,030
                                                                           --------------
                 OIL & GAS PRODUCTION (0.8%)
        14,200   Burlington Resources, Inc.                                       513,756
                                                                           --------------
                 OIL REFINING/MARKETING (0.7%)
         6,500   Valero Energy Corp.                                              479,440
                                                                           --------------
                 OILFIELD SERVICES/
                 EQUIPMENT (2.5%)
        19,200   National-Oilwell, Inc.*                                          604,608
        19,300   Smith International, Inc.*                                     1,076,168
                                                                           --------------
                                                                                1,680,776
                                                                           --------------
                 OTHER CONSUMER
                 SERVICES (2.7%)
         6,345   Apollo Group, Inc. (Class A)*                                    560,200
        13,500   eBay Inc.*                                                     1,241,325
                                                                           --------------
                                                                                1,801,525
                                                                           --------------
                 PACKAGED SOFTWARE (9.9%)
        21,400   Autodesk, Inc.                                                   916,134
        12,300   Computer Associates
                   International, Inc.                                            345,138
        20,800   FileNET Corp.*                                                   656,656
        15,600   Mercury Interactive Corp.*                                       777,348
        63,600   Microsoft Corp.                                                1,816,416
        20,800   Network Associates, Inc.*                                        377,104
        20,800   Oracle Corp.*                                                    248,144
        24,000   Red Hat, Inc.*                                                   551,280
         6,500   SAP AG (ADR) (Germany)                                           271,765
        14,800   Symantec Corp.*                                                  647,944
                                                                           --------------
                                                                                6,607,929
                                                                           --------------
                 PERSONNEL SERVICES (1.0%)
        13,500   Manpower, Inc.                                                   685,395
                                                                           --------------
                 PHARMACEUTICALS: MAJOR (2.4%)
        12,300   Johnson & Johnson                                                685,110
         3,800   Lilly (Eli) & Co.                                                265,658
        19,300   Pfizer, Inc.                                              $      661,604
                                                                           --------------
                                                                                1,612,372
                                                                           --------------
                 PHARMACEUTICALS: OTHER (0.9%)
         4,100   Forest Laboratories, Inc.*                                       232,183
         5,400   Teva Pharmaceutical
                   Industries Ltd. (ADR)
                   (Israel)                                                       363,366
                                                                           --------------
                                                                                  595,549
                                                                           --------------
                 PRECIOUS METALS (0.9%)
        16,000   Newmont Mining Corp.                                             620,160
                                                                           --------------
                 PROPERTY - CASUALTY
                 INSURERS (0.7%)
           150   Berkshire Hathaway, Inc.
                   (Class B)*                                                     443,250
                                                                           --------------
                 RESTAURANTS (1.1%)
        16,350   Applebee's International, Inc.                                   376,377
         8,400   Starbucks Corp.*                                                 365,232
                                                                           --------------
                                                                                  741,609
                                                                           --------------
                 SEMICONDUCTORS (5.5%)
        34,700   Advanced Micro
                   Devices, Inc.*                                                 551,730
        15,300   Broadcom Corp. (Class A)*                                        715,581
        12,800   Intel Corp.                                                      353,280
        27,000   Marvell Technology Group Ltd.
                   (Bermuda)*                                                     720,900
         6,300   Maxim Integrated
                   Products, Inc.                                                 330,246
        18,000   National
                   Semiconductor Corp.*                                           395,820
         1,435   Samsung Electronics Co., Ltd.
                   (GDR) (South Korea) - 144A**                                   295,251
        12,300   Texas Instruments Inc.                                           297,414
                                                                           --------------
                                                                                3,660,222
                                                                           --------------
                 SERVICES TO THE HEALTH
                 INDUSTRY (1.4%)
        16,300   Medco Health Solutions Inc.*                                     611,250
         7,400   Omnicare, Inc.                                                   316,794
                                                                           --------------
                                                                                  928,044
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                      VALUE
-----------------------------------------------------------------------------------------
                 SPECIALTY STORES (4.5%)
        22,900   Claire's Stores, Inc.                                     $      496,930
        26,400   Dick's Sporting Goods, Inc.*                                     880,440
        17,000   Linens 'N Things, Inc.*                                          498,270
        26,000   PETsMART, Inc.                                                   843,700
         8,700   Staples, Inc.                                                    254,997
                                                                           --------------
                                                                                2,974,337
                                                                           --------------
                 TELECOMMUNICATION
                 EQUIPMENT (2.8%)
        25,700   Motorola, Inc.                                                   469,025
        14,700   QUALCOMM Inc.                                                  1,072,806
        11,400   Telefonaktiebolaget LM
                   Ericsson (ADR) (Sweden)*                                       341,088
                                                                           --------------
                                                                                1,882,919
                                                                           --------------
                 TRUCKS/CONSTRUCTION/FARM
                 MACHINERY (1.4%)
         9,100   Deere & Co.                                                      638,274
        10,300   Joy Global Inc.                                                  308,382
                                                                           --------------
                                                                                  946,656
                                                                           --------------
                 WIRELESS
                 TELECOMMUNICATIONS (1.4%)
         1,900   AO VimpelCom
                   (Sponsored ADR)*                                               183,255
        13,300   Nextel Communications, Inc.
                   (Class A)*                                                     354,578
        14,000   Vodafone Group PLC (ADR)
                   (United Kingdom)                                               309,400
                                                                           --------------
                                                                                  847,233
                                                                           --------------
                 TOTAL COMMON STOCKS
                   (COST $56,252,259)                                          63,929,620
                                                                           --------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                                    VALUE
-----------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENT (a) (4.9%)
                 U.S. GOVERNMENT AGENCY
$        3,300   Federal Home Loan Mortgage
                   Corp. 1.25% due 07/01/04
                   (COST $3,300,000)                                       $    3,300,000
                                                                           --------------
TOTAL INVESTMENTS
  (COST $59,552,259) (b)                                      100.6%           67,229,620
LIABILITIES IN EXCESS OF OTHER
  ASSETS                                                       (0.6)             (396,078)
                                                              -----        --------------
  NET ASSETS                                                  100.0%       $   66,833,542
                                                              =====        ==============

----------
ADR  AMERICAN DEPOSITORY RECEIPT.
GDR  GLOBAL DEPOSITORY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
(a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $8,543,219 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $865,858, RESULTING IN NET UNREALIZED APPRECIATION OF $7,677,361.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES - INFORMATION FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

  NUMBER OF
   SHARES                                                                      VALUE
-----------------------------------------------------------------------------------------
                 COMMON STOCKS (94.6%)
                 CABLE/SATELLITE TV (1.5%)
         7,000   Comcast Corp. (Class A)*                                  $      196,210
        12,000   UnitedGlobalCom, Inc.
                   (Class A)*                                                      87,120
                                                                           --------------
                                                                                  283,330
                                                                           --------------
                 COMPUTER
                 COMMUNICATIONS (3.8%)
        14,000   Avaya Inc.*                                                      221,060
         8,000   Emulex Corp.*                                                    114,480
        15,120   Juniper Networks, Inc.*                                          371,498
                                                                           --------------
                                                                                  707,038
                                                                           --------------
                 COMPUTER PERIPHERALS (4.6%)
         1,800   Avid Technology, Inc.*                                            98,226
        20,800   EMC Corp.*                                                       237,120
        13,000   Network Appliance, Inc.*                                         279,890
         2,800   Zebra Technologies
                   Corp. (Class A)*                                               243,600
                                                                           --------------
                                                                                  858,836
                                                                           --------------
                 COMPUTER PROCESSING
                 HARDWARE (2.2%)
        11,200   Dell Inc.*                                                       401,184
                                                                           --------------
                 DATA PROCESSING
                 SERVICES (2.0%)
         8,000   Computer Sciences Corp.*                                         371,440
                                                                           --------------
                 ELECTRONIC COMPONENTS (1.7%)
         8,000   Flextronics International Ltd.
                   (Singapore)*                                                   127,600
         7,500   Jabil Circuit, Inc.*                                             188,850
                                                                           --------------
                                                                                  316,450
                                                                           --------------
                 ELECTRONIC DISTRIBUTORS (1.2%)
         8,000   Arrow Electronics, Inc.*                                         214,560
                                                                           --------------
                 ELECTRONIC EQUIPMENT/
                 INSTRUMENTS (3.6%)
         7,000   Agilent Technologies, Inc.*                                      204,960
         6,600   Scientific-Atlanta, Inc.                                         227,700
        16,000   Symbol Technologies, Inc.                                        235,840
                                                                           --------------
                                                                                  668,500
                                                                           --------------
                 ELECTRONIC PRODUCTION
                 EQUIPMENT (6.0%)
        10,000   Applied Materials, Inc.*                                  $      196,200
        10,000   ASE Test Ltd. (Singapore)*                                        73,700
        10,000   ASML Holding N.V.
                   (Netherlands)*                                                 171,100
         5,000   Helix Technology Corp.                                           106,650
         7,000   KLA-Tencor Corp.*                                                345,660
         7,000   Novellus Systems, Inc.*                                          220,080
                                                                           --------------
                                                                                1,113,390
                                                                           --------------
                 INDUSTRIAL SPECIALTIES (0.6%)
         2,100   Nitto Denko Corp.                                                107,663
                                                                           --------------
                 INFORMATION TECHNOLOGY
                 SERVICES (8.8%)
         9,000   Accenture Ltd. (Class A) (ADR)
                   (Bermuda)*                                                     247,320
         8,000   Amdocs Ltd.*                                                     187,440
        18,000   Anteon International Corp.*                                      587,160
         2,300   Infosys Technologies Ltd.
                   (ADR) (India)                                                  213,371
         1,200   International Business
                   Machines Corp.                                                 105,780
         5,000   PeopleSoft, Inc.*                                                 92,500
        15,000   Unisys Corp.*                                                    208,200
                                                                           --------------
                                                                                1,641,771
                                                                           --------------
                 INTERNET RETAIL (2.3%)
         3,500   Amazon.com, Inc.*                                                190,400
         8,000   IAC/InterActiveCorp*                                             241,120
                                                                           --------------
                                                                                  431,520
                                                                           --------------
                 INTERNET SOFTWARE/
                 SERVICES (3.4%)
         5,000   BEA Systems, Inc.*                                                41,100
        18,000   Siebel Systems, Inc.*                                            192,240
         5,000   VeriSign, Inc.*                                                   99,500
         8,000   Yahoo! Inc.*                                                     290,640
                                                                           --------------
                                                                                  623,480
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                      VALUE
-----------------------------------------------------------------------------------------
                 MAJOR
                 TELECOMMUNICATIONS (1.8%)
         9,700   China Unicom Ltd. (ADR)
                   (Hong Kong)                                             $       76,630
        10,000   France Telecom S.A. (ADR)
                   (France)                                                       262,800
                                                                           --------------
                                                                                  339,430
                                                                           --------------
                 MEDICAL SPECIALTIES (0.5%)
         5,000   PerkinElmer, Inc.                                                100,200
                                                                           --------------
                 PACKAGED SOFTWARE (15.1%)
         5,000   Cognos, Inc. (ADR) (Canada)*                                     180,800
        15,100   Informatica Corp.*                                               115,213
         8,000   Mercury Interactive Corp.*                                       398,640
         7,500   Micromuse Inc.*                                                   50,175
        22,000   Microsoft Corp.*                                                 628,320
        10,000   Novell, Inc.*                                                     83,900
        17,500   Oracle Corp.*                                                    208,775
         9,000   Quest Software, Inc.*                                            116,100
        10,000   Red Hat, Inc.*                                                   229,700
         6,800   SAP AG (ADR) (Germany)                                           284,308
         6,000   Symantec Corp.*                                                  262,680
         9,000   VERITAS Software Corp.*                                          249,300
                                                                           --------------
                                                                                2,807,911
                                                                           --------------
                 RECREATIONAL PRODUCTS (1.6%)
        14,000   Activision, Inc.*                                                222,600
         4,900   Shanda Interactive
                   Entertainment Ltd. (China)                                      75,558
                                                                           --------------
                                                                                  298,158
                                                                           --------------
                 SEMICONDUCTORS (16.7%)
        15,000   Advanced Micro Devices,
                   Inc.*                                                          238,500
         6,000   Altera Corp.*                                                    133,320
         7,700   Analog Devices, Inc.                                             362,516
         6,000   Broadcom Corp. (Class A)*                                        280,620
        10,000   Intel Corp.                                                      276,000
         5,000   Linear Technology Corp.                                          197,350
         7,000   Maxim Integrated Products,
                   Inc.                                                           366,940
        14,000   National Semiconductor
                   Corp.*                                                         307,860
         5,000   Silicon Image, Inc.*                                      $       65,650
         5,700   Silicon Laboratories Inc.*                                       264,195
        10,382   Taiwan Semiconductor
                 Manufacturing Co. Ltd. (ADR)
                   (Taiwan)                                                        86,274
        13,000   Texas Instruments Inc.                                           314,340
         6,000   Xilinx, Inc.                                                     199,860
                                                                           --------------
                                                                                3,093,425
                                                                           --------------
                 TELECOMMUNICATION
                 EQUIPMENT (14.3%)
        18,000   Andrew Corp.*                                                    360,180
        30,000   Cisco Systems, Inc.*                                             711,000
         5,900   Comverse Technology, Inc.*                                       117,646
        25,600   Corning Inc.*                                                    334,336
        30,000   Corvis Corp.*                                                     42,300
        10,000   Harmonic, Inc.*                                                   85,200
         5,600   Harris Corp.                                                     284,200
         2,700   Nokia Corp. (ADR) (Finland)                                       39,258
        20,000   Nortel Networks Corp. (ADR)
                   (Canada)*                                                       99,800
         8,000   QUALCOMM Inc.                                                    583,840
                                                                           --------------
                                                                                2,657,760
                                                                           --------------
                 WIRELESS
                 TELECOMMUNICATIONS (2.9%)
        10,000   AT&T Wireless Services,
                   Inc.*                                                          143,200
        12,000   NII Holdings, Inc.*                                              404,280
                                                                           --------------
                                                                                  547,480
                                                                           --------------
                 TOTAL COMMON STOCKS
                   (COST $15,522,910)                                          17,583,526
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                                    VALUE
-----------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENT (a) (4.8%)
                 U.S. GOVERNMENT AGENCY
$          900   Federal Home Loan Mortgage
                   Corp. 1.25% due 07/01/04
                   (COST $900,000)                                         $      900,000
                                                                           --------------

TOTAL INVESTMENTS
  (COST $16,422,910) (b)                                       99.4%           18,483,526
OTHER ASSETS IN EXCESS OF
  LIABILITIES                                                   0.6               115,046
                                                              -----        --------------
NET ASSETS                                                    100.0%       $   18,598,572
                                                              =====        ==============

----------
ADR  AMERICAN DEPOSITORY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,590,624 AN THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $530,008 RESULTING IN NET UNREALIZED APPRECIATION OF $2,060,616.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY VARIABLE INVESTMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

  NUMBER OF
   SHARES                                                                      VALUE
-----------------------------------------------------------------------------------------
                 COMMON STOCKS (71.5%)
                 AEROSPACE & Defense (1.5%)
       128,400   Northrop Grumman Corp.                                    $    6,895,080
                                                                           --------------
                 AGRICULTURAL COMMODITIES/MILLING (1.4%)
       375,200   Archer-Daniels-Midland Co.                                     6,295,856
                                                                           --------------
                 AIRLINES (1.2%)
       228,400   AMR Corp.*                                                     2,765,924
       245,200   Continental Airlines, Inc. (Class B)*                          2,787,924
                                                                           --------------
                                                                                5,553,848
                                                                           --------------
                 APPAREL/FOOTWEAR RETAIL (1.5%)
       273,500   Gap, Inc. (The)                                                6,632,375
                                                                           --------------
                 BEVERAGES: NON-ALCOHOLIC (1.5%)
       134,000   Coca-Cola Co. (The)                                            6,764,320
                                                                           --------------
                 BIOTECHNOLOGY (2.6%)
       182,200   Applera Corp. - Celera Genomics Group*                         2,097,122
        66,400   Celgene Corp.*                                                 3,802,064
        50,230   Cephalon, Inc.*                                                2,712,420
        48,340   Gilead Sciences, Inc.*                                         3,238,780
                                                                           --------------
                                                                               11,850,386
                                                                           --------------
                 CHEMICALS: MAJOR DIVERSIFIED (0.6%)
        70,800   Dow Chemical Co. (The)                                         2,881,560
                                                                           --------------
                 COMPUTER COMMUNICATIONS (1.4%)
       266,400   Cisco Systems, Inc.*                                           6,313,680
                                                                           --------------
                 COMPUTER PROCESSING HARDWARE (2.3%)
       160,100   Apple Computer, Inc.*                                          5,209,654
       147,300   Dell Inc.*                                                     5,276,286
                                                                           --------------
                                                                               10,485,940
                                                                           --------------
                 CONTAINERS/PACKAGING (0.6%)
       139,970   Smurfit-Stone Container Corp.*                                 2,792,401
                                                                           --------------
                 CONTRACT DRILLING (0.8%)
       143,700   Diamond Offshore Drilling, Inc.                                3,424,371
                                                                           --------------
                 DEPARTMENT STORES (1.1%)
       123,400   Kohl's Corp.*                                                  5,217,352
                                                                           --------------
                 DISCOUNT STORES (1.5%)
       169,760   Costco Wholesale Corp.                                         6,972,043
                                                                           --------------
                 ELECTRIC UTILITIES (1.5%)
        70,040   Cinergy Corp.                                                  2,661,520
       143,500   Southern Co. (The)                                             4,183,025
                                                                           --------------
                                                                                6,844,545
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                      VALUE
-----------------------------------------------------------------------------------------
                 ELECTRICAL PRODUCTS (1.3%)
        91,460   Emerson Electric Co.                                      $    5,812,283
                                                                           --------------
                 ELECTRONIC COMPONENTS (0.8%)
       236,100   Flextronics International Ltd. (Singapore)*                    3,765,795
                                                                           --------------
                 ELECTRONIC PRODUCTION EQUIPMENT (0.9%)
       201,960   Applied Materials, Inc.*                                       3,962,455
                                                                           --------------
                 ENVIRONMENTAL SERVICES (1.4%)
       206,300   Waste Management, Inc.                                         6,323,095
                                                                           --------------
                 FINANCIAL CONGLOMERATES (4.3%)
       126,300   American Express Co.                                           6,489,294
       146,400   Citigroup Inc.                                                 6,807,600
       158,830   J.P. Morgan Chase & Co.                                        6,157,839
                                                                           --------------
                                                                               19,454,733
                                                                           --------------
                 FOOD: MAJOR DIVERSIFIED (1.0%)
       110,300   Kellogg Co.                                                    4,616,055
                                                                           --------------
                 FOOD: MEAT/FISH/DAIRY (1.7%)
       207,475   Dean Foods Co.*                                                7,740,892
                                                                           --------------
                 INDUSTRIAL CONGLOMERATES (1.7%)
       237,000   General Electric Co.                                           7,678,800
                                                                           --------------
                 INFORMATION TECHNOLOGY SERVICES (1.7%)
       106,670   Accenture Ltd. (Class A) (Bermuda)*                            2,931,292
        52,440   International Business Machines Corp.                          4,622,586
                                                                           --------------
                                                                                7,553,878
                                                                           --------------
                 INTEGRATED OIL (1.4%)
        60,050   BP PLC (ADR) (United Kingdom)                                  3,216,878
        74,080   Exxon Mobil Corp.                                              3,289,893
                                                                           --------------
                                                                                6,506,771
                                                                           --------------
                 INTERNET RETAIL (0.9%)
        73,600   Amazon.com, Inc.*                                              4,003,840
                                                                           --------------
                 MAJOR BANKS (2.6%)
        67,400   Bank of America Corp.                                          5,703,388
        83,750   KeyCorp                                                        2,503,288
        63,800   Wells Fargo & Co.                                              3,651,274
                                                                           --------------
                                                                               11,857,950
                                                                           --------------
                 MAJOR TELECOMMUNICATIONS (2.6%)
        43,200   ALLTEL Corp.                                                   2,186,784
       179,000   AT&T Corp.                                                     2,618,770

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                      VALUE
-----------------------------------------------------------------------------------------
       132,900   SBC Communications, Inc.                                  $    3,222,825
       101,000   Verizon Communications Inc.                                    3,655,190
                                                                           --------------
                                                                               11,683,569
                                                                           --------------
                 MANAGED HEALTH CARE (0.4%)
        29,800   Oxford Health Plans, Inc.                                      1,640,192
                                                                           --------------
                 MEDIA CONGLOMERATES (1.1%)
       275,100   Time Warner Inc.*                                              4,836,258
                                                                           --------------
                 MEDICAL SPECIALTIES (1.6%)
       100,900   Bard (C.R.), Inc.                                              5,715,985
        57,500   Hospira, Inc.*                                                 1,587,000
                                                                           --------------
                                                                                7,302,985
                                                                           --------------
                 MOTOR VEHICLES (1.6%)
       298,800   Honda Motor Co., Ltd. (ADR) (Japan)                            7,266,816
                                                                           --------------
                 MULTI-LINE INSURANCE (1.2%)
        75,030   American International Group, Inc.                             5,348,138
                                                                           --------------
                 OIL & GAS PRODUCTION (0.8%)
        94,300   Burlington Resources, Inc.                                     3,411,774
                                                                           --------------
                 OILFIELD SERVICES/EQUIPMENT (1.5%)
       112,400   Halliburton Co.                                                3,401,224
        65,200   Smith International, Inc.*                                     3,635,552
                                                                           --------------
                                                                                7,036,776
                                                                           --------------
                 PACKAGED SOFTWARE (1.8%)
       152,900   Microsoft Corp.                                                4,366,824
       330,400   Oracle Corp.*                                                  3,941,672
                                                                           --------------
                                                                                8,308,496
                                                                           --------------
                 PHARMACEUTICALS: MAJOR (4.9%)
        88,000   Johnson & Johnson                                              4,901,600
        68,400   Lilly (Eli) & Co.                                              4,781,844
        65,000   Merck & Co. Inc.                                               3,087,500
       183,850   Pfizer Inc.                                                    6,302,378
        84,200   Wyeth                                                          3,044,672
                                                                           --------------
                                                                               22,117,994
                                                                           --------------
                 PRECIOUS METALS (1.1%)
        43,600   Barrick Gold Corp. (Canada)                                      861,100
        34,050   Newmont Mining Corp.                                           1,319,778
       155,650   Placer Dome Inc. (Canada)                                      2,590,016
                                                                           --------------
                                                                                4,770,894
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                      VALUE
-----------------------------------------------------------------------------------------

                 PROPERTY - CASUALTY INSURERS (2.7%)
       120,600   ACE Ltd. (Cayman Islands)                                 $    5,098,968
       100,460   Allstate Corp. (The) (Note 4)                                  4,676,413
        58,800   St. Paul Travelers Companies, Inc. (The)                       2,383,752
                                                                           --------------
                                                                               12,159,133
                                                                           --------------
                 RAILROADS (1.2%)
        54,600   Burlington Northern Santa Fe Corp.                             1,914,822
       106,400   CSX Corp.                                                      3,486,728
                                                                           --------------
                                                                                5,401,550
                                                                           --------------
                 REGIONAL BANKS (0.5%)
        96,050   AmSouth Bancorporation                                         2,446,394
                                                                           --------------
                 SEMICONDUCTORS (2.1%)
       122,700   Intel Corp.                                                    3,386,520
       257,700   Micron Technology, Inc.*                                       3,945,387
       286,358   Taiwan Semiconductor Manufacturing Co. Ltd.
                   (ADR) (Taiwan)                                               2,379,632
                                                                           --------------
                                                                                9,711,539
                                                                           --------------
                 SPECIALTY STORES (1.1%)
       125,200   Bed Bath & Beyond Inc.*                                        4,813,940
                                                                           --------------
                 STEEL (0.3%)
        20,500   Nucor Corp.                                                    1,573,580
                                                                           --------------
                 TELECOMMUNICATION EQUIPMENT (3.5%)
       429,500   Corning Inc.*                                                  5,609,270
       328,970   Motorola, Inc.                                                 6,003,703
       302,700   Nokia Corp. (ADR) (Finland)                                    4,401,258
                                                                           --------------
                                                                               16,014,231
                                                                           --------------
                 TRUCKS/CONSTRUCTION/FARM MACHINERY (1.1%)
        63,000   Caterpillar Inc.                                               5,004,720
                                                                           --------------
                 WHOLESALE DISTRIBUTORS (1.2%)
        96,400   Fisher Scientific International, Inc.*                         5,567,100
                                                                           --------------
                 TOTAL COMMON STOCKS
                   (COST $250,459,762)                                        324,616,383
                                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                       COUPON          MATURITY
  THOUSANDS                                                                        RATE             DATE               VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 CORPORATE BONDS (5.8%)
                 ADVERTISING/MARKETING SERVICES (0.1%)
$          215   WPP Finance USA Corp.                                              5.875%        06/15/14         $      216,284
                                                                                                                   --------------
                 AEROSPACE & DEFENSE (0.2%)
            55   Lockheed Martin Corp.                                               7.75         05/01/26                 63,910
            50   Lockheed Martin Corp.                                               8.50         12/01/29                 62,903
           125   Raytheon Co.                                                        6.15         11/01/08                133,467
           359   Systems 2001 Asset Trust - 144A**                                  6.664         09/15/13                387,862
                                                                                                                   --------------
                                                                                                                          648,142
                                                                                                                   --------------
                 AIR FREIGHT/COURIERS (0.0%)
           140   Fedex Corp. - 144A**                                                2.65         04/01/07                136,042
                                                                                                                   --------------
                 AIRLINES (0.2%)
           372   American West Airlines                                              7.10         04/02/21                392,337
           454   Continental Airlines, Inc.                                          6.90         01/02/18                426,859
           125   Southwest Airlines Co.                                             5.496         11/01/06                129,628
                                                                                                                   --------------
                                                                                                                          948,824
                                                                                                                   --------------
                 BEVERAGES: ALCOHOLIC (0.0%)
           145   Miller Brewing Co. - 144A**                                         4.25         08/15/08                144,427
                                                                                                                   --------------
                 BROADCASTING (0.0%)
           115   Clear Channel Communications, Inc.                                  7.65         09/15/10                129,721
                                                                                                                   --------------
                 CABLE/SATELLITE TV (0.1%)
            70   Comcast Cable Communications Inc.                                   6.75         01/30/11                 75,636
            30   Comcast Corp.                                                       5.30         01/15/14                 28,930
            90   Comcast Corp.                                                       6.50         01/15/15                 93,458
            25   Comcast Corp.                                                      7.625         02/15/08                 27,431
           190   TCI Communications, Inc.                                           7.875         02/15/26                215,012
                                                                                                                   --------------
                                                                                                                          440,467
                                                                                                                   --------------
                 CHEMICALS: MAJOR DIVERSIFIED (0.0%)
           105   ICI Wilmington Inc.                                                4.375         12/01/08                103,101
                                                                                                                   --------------
                 CONTAINERS/PACKAGING (0.0%)
           160   Sealed Air Corp. - 144A**                                          5.625         07/15/13                158,327
                                                                                                                   --------------
                 DEPARTMENT STORES (0.2%)
           200   Federated Department Stores, Inc.                                   6.90         04/01/29                208,113
           275   May Department Stores Co., Inc.                                     5.95         11/01/08                288,657
            60   May Department Stores Co., Inc.                                     6.70         09/15/28                 59,799
            75   May Department Stores Co., Inc.                                    7.875         03/01/30                 85,599
                                                                                                                   --------------
                                                                                                                          642,168
                                                                                                                   --------------
                 DRUGSTORE CHAINS (0.1%)
           455   CVS Corp.                                                          5.625         03/15/06                474,530
                                                                                                                   --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                       COUPON          MATURITY
  THOUSANDS                                                                        RATE             DATE               VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES (0.5%)
$           90   Appalachian Power Co. (Series H)                                    5.95%        05/15/33         $       83,260
           130   Arizona Public Service Co.                                          5.80         06/30/14                130,369
           200   Carolina Power & Light Co.                                         5.125         09/15/13                197,292
            90   Cincinnati Gas & Electric Co.                                       5.70         09/15/12                 92,167
            70   Cincinnati Gas & Electric Co. (Series A)                            5.40         06/15/33                 60,752
            80   Cincinnati Gas & Electric Co. (Series B)                           5.375         06/15/33                 69,169
            70   Columbus Southern Power Co.                                         6.60         03/01/33                 71,550
            25   Consolidated Natural Gas Co. (Series A)                             5.00         03/01/14                 23,996
           170   Consolidated Natural Gas Co.                                        6.25         11/01/11                181,141
            75   Constellation Energy Group, Inc.                                    7.60         04/01/32                 83,046
            55   Detroit Edison Co.                                                 6.125         10/01/10                 58,690
            30   Detroit Edison Co.                                                  6.35         10/15/32                 30,277
           115   Duke Energy Corp.                                                   3.75         03/05/08                113,508
           155   Duke Energy Corp.                                                   4.50         04/01/10                152,636
            85   Entergy Gulf States, Inc. - 144A**                                  3.60         06/01/08                 82,087
           130   Exelon Corp.                                                        6.75         05/01/11                141,572
           130   Ohio Power Co. (Series G)                                           6.60         02/15/33                133,225
           220   Pacific Gas & Electric Co.                                          6.05         03/01/34                207,609
           125   Public Service Electric & Gas Co. (Series MTNB)                     5.00         01/01/13                123,537
            60   South Carolina Electric & Gas Co.                                   5.30         05/15/33                 53,747
            35   Southern California Edison Co.                                      5.00         01/15/14                 34,115
            75   Texas Eastern Transmission, L.P.                                    7.00         07/15/32                 78,659
           115   TXU Energy Co.                                                      7.00         03/15/13                125,435
            25   Wisconsin Electric Power Co.                                       5.625         05/15/33                 23,430
                                                                                                                   --------------
                                                                                                                        2,351,269
                                                                                                                   --------------
                 ELECTRICAL PRODUCTS (0.1%)
           215   Cooper Industries Inc. - 144A**                                     5.25         07/01/07                224,368
                                                                                                                   --------------
                 ENVIRONMENTAL SERVICES (0.1%)
           145   Waste Management, Inc.                                              5.00         03/15/14                138,078
           195   Waste Management, Inc.                                             6.875         05/15/09                214,326
                                                                                                                   --------------
                                                                                                                          352,404
                                                                                                                   --------------
                 FINANCE/RENTAL/LEASING (0.3%)
           150   CIT Group Inc.                                                     2.875         09/29/06                148,114
            65   CIT Group Inc.                                                     7.375         04/02/07                 71,157
           310   Countrywide Home Loans, Inc.                                        3.25         05/21/08                298,472
            55   Ford Motor Credit Co.                                               7.25         10/25/11                 57,517
           310   Ford Motor Credit Co.                                              7.375         10/28/09                331,204
           340   MBNA Corp.                                                         6.125         03/01/13                351,726
           215   SLM Corp.                                                           5.00         10/01/13                207,994
                                                                                                                   --------------
                                                                                                                        1,466,184
                                                                                                                   --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                       COUPON          MATURITY
  THOUSANDS                                                                        RATE             DATE               VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 FINANCIAL CONGLOMERATES (0.8%)
$          360   Chase Manhattan Corp.                                               6.00%        02/15/09         $      381,896
           105   Citicorp.                                                           6.75         08/15/05                109,880
           150   Citigroup Inc.                                                     5.625         08/27/12                154,437
           225   Citigroup Inc.                                                      5.75         05/10/06                235,825
           205   Citigroup Inc.                                                      6.00         02/21/12                217,687
           125   General Electric Capital Corp.                                      4.25         12/01/10                121,693
           380   General Electric Capital Corp.                                      6.75         03/15/32                409,833
           100   General Motors Acceptance Corp.                                     4.50         07/15/06                101,115
           535   General Motors Acceptance Corp.                                    6.875         09/15/11                549,307
           530   General Motors Acceptance Corp.                                     8.00         11/01/31                544,556
           595   Prudential Holdings, LLC (Series B) (FSA) - 144A**                 7.245         12/18/23                676,272
           135   Prudential Holdings, LLC (Series C) - 144A**                       8.695         12/18/23                162,478
                                                                                                                   --------------
                                                                                                                        3,664,979
                                                                                                                   --------------
                 FOOD RETAIL (0.1%)
           120   Albertson's, Inc.                                                   7.50         02/15/11                135,406
           320   Kroger Co.                                                          6.80         04/01/11                349,170
                                                                                                                   --------------
                                                                                                                          484,576
                                                                                                                   --------------
                 FOOD: MAJOR DIVERSIFIED (0.1%)
           275   Kraft Foods Inc.                                                   5.625         11/01/11                280,172
           145   Kraft Foods Inc.                                                    6.25         06/01/12                152,922
                                                                                                                   --------------
                                                                                                                          433,094
                                                                                                                   --------------
                 FOREST PRODUCTS (0.1%)
            90   Weyerhaeuser Co.                                                    6.00         08/01/06                 94,736
           315   Weyerhaeuser Co. - 144A**                                           6.75         03/15/12                341,645
                                                                                                                   --------------
                                                                                                                          436,381
                                                                                                                   --------------
                 GAS DISTRIBUTORS (0.1%)
            77   Ras Laffan Natural Gas Co. Ltd. - 144A** (Qatar)                   7.628         09/15/06                 81,098
           135   Ras Laffan Natural Gas Co. Ltd. - 144A** (Qatar)                   8.294         03/15/14                151,875
                                                                                                                   --------------
                                                                                                                          232,973
                                                                                                                   --------------
                 HOME FURNISHINGS (0.0%)
           115   Mohawk Industries, Inc.                                             7.20         04/15/12                127,792
                                                                                                                   --------------
                 HOME IMPROVEMENT CHAINS (0.0%)
            70   Lowe's Companies, Inc.                                              6.50         03/15/29                 73,679
                                                                                                                   --------------
                 HOTELS/RESORTS/CRUISELINES (0.1%)
           170   Hyatt Equities LLC - 144A**                                        6.875         06/15/07                180,860
           315   Marriott International, Inc. (Series E)                             7.00         01/15/08                343,368
                                                                                                                   --------------
                                                                                                                          524,228
                                                                                                                   --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                       COUPON          MATURITY
  THOUSANDS                                                                        RATE             DATE               VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 INDUSTRIAL CONGLOMERATES (0.1%)
$          200   Honeywell International, Inc.                                      6.125%        11/01/11         $      214,899
           100   Hutchison Whampoa International Ltd. - 144A**
                   (Virgin Islands)                                                  5.45         11/24/10                 98,310
           125   Hutchison Whampoa International Ltd. - 144A**
                   (Virgin Islands)                                                  6.50         02/13/13                125,340
                                                                                                                   --------------
                                                                                                                          438,549
                                                                                                                   --------------
                 INFORMATION TECHNOLOGY SERVICES (0.0%)
            60   Electronic Data Systems Corp.                                      7.125         10/15/09                 62,857
                                                                                                                   --------------
                 INTEGRATED OIL (0.1%)
           165   Amerada Hess Corp.                                                 7.875         10/01/29                178,759
           310   Conoco Inc.                                                         6.95         04/15/29                342,349
                                                                                                                   --------------
                                                                                                                          521,108
                                                                                                                   --------------
                 INVESTMENT BANKS/BROKERS (0.1%)
           115   Goldman Sachs Group Inc.                                            5.25         10/15/13                111,865
           210   Goldman Sachs Group Inc.                                            6.60         01/15/12                226,315
           185   Goldman Sachs Group Inc.                                           6.875         01/15/11                203,357
                                                                                                                   --------------
                                                                                                                          541,537
                                                                                                                   --------------
                 INSURANCE BROKERS/SERVICES (0.1%)
           500   Farmers Exchange Capital - 144A**                                   7.05         07/15/28                481,230
                                                                                                                   --------------
                 INTEGRATED OIL (0.0%)
            25   Petro-Canada (Canada)                                               4.00         07/15/13                 22,373
           115   Petro-Canada (Canada)                                               5.35         07/15/33                 98,240
                                                                                                                   --------------
                                                                                                                          120,613
                                                                                                                   --------------
                 MAJOR BANKS (0.2%)
            75   Bank of New York (The)                                              5.20         07/01/07                 78,357
           185   Fleetboston Financial Corp.                                         7.25         09/15/05                195,007
           170   Household Finance Corp.                                            4.125         12/15/08                167,740
           160   Household Finance Corp.                                            5.875         02/01/09                169,069
            75   Household Finance Corp.                                            6.375         10/15/11                 80,172
           100   Household Finance Corp.                                             6.40         06/17/08                107,667
           115   Household Finance Corp.                                             6.75         05/15/11                125,846
                                                                                                                   --------------
                                                                                                                          923,858
                                                                                                                   --------------
                 MAJOR TELECOMMUNICATIONS (0.3%)
           195   AT&T Corp.                                                          8.75         11/15/31                190,827
           255   Deutsche Telekom International Finance Corp.
                   (Netherlands)                                                     8.75         06/15/30                311,263
           105   France Telecom S.A. (France)                                        9.50         03/01/31                132,153
           555   GTE Corp.                                                           6.94         04/15/28                568,051

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                       COUPON          MATURITY
  THOUSANDS                                                                        RATE             DATE               VALUE
---------------------------------------------------------------------------------------------------------------------------------
$           60   Sprint Capital Corp.                                                8.75%        03/15/32         $       70,117
           130   Telecom Italia Capital SpA - 144A** (Luxembourg)                    4.00         11/15/08                127,831
                                                                                                                   --------------
                                                                                                                        1,400,242
                                                                                                                   --------------
                 MANAGED HEALTH CARE (0.1%)
           380   Aetna, Inc.                                                        7.875         03/01/11                438,862
           105   Anthem Insurance Co., Inc. - 144A**                                9.125         04/01/10                128,936
           150   Wellpoint Health Network, Inc.                                     6.375         06/15/06                159,106
                                                                                                                   --------------
                                                                                                                          726,904
                                                                                                                   --------------
                 MEDIA CONGLOMERATES (0.2%)
           100   AOL Time Warner Inc.                                                7.70         05/01/32                109,571
           160   AOL Time Warner, Inc.                                              7.625         04/15/31                173,658
           330   News America Holdings, Inc.                                         7.30         04/30/28                358,897
           105   Time Warner, Inc.                                                  6.625         05/15/29                102,198
                                                                                                                   --------------
                                                                                                                          744,324
                                                                                                                   --------------
                 MOTOR VEHICLES (0.2%)
           255   DaimlerChrysler North American Holdings Co.                         7.30         01/15/12                278,728
           250   DaimlerChrysler North American Holdings Co.                         8.50         01/18/31                288,053
           190   Ford Motor Co.                                                      7.45         07/16/31                181,622
                                                                                                                   --------------
                                                                                                                          748,403
                                                                                                                   --------------
                 MULTI-LINE INSURANCE (0.3%)
           290   American General Finance Corp.                                     5.875         07/14/06                304,646
           250   AIG SunAmerica Global Finance VI - 144A**                           6.30         05/10/11                268,905
           325   AXA Financial Inc.                                                  6.50         04/01/08                353,771
            25   Hartford Financial Services Group, Inc.                            2.375         06/01/06                 24,606
           275   Hartford Financial Services Group, Inc.                             7.90         06/15/10                319,066
            45   International Lease Finance Corp.                                   3.75         08/01/07                 44,839
           215   Nationwide Mutual Insurance Co. - 144A**                            8.25         12/01/31                254,245
                                                                                                                   --------------
                                                                                                                        1,570,078
                                                                                                                   --------------
                 OIL & GAS PIPELINES (0.0%)
            45   Panhandle Eastern Pipe Line Co.                                     2.75         03/15/07                 43,214
                                                                                                                   --------------
                 OIL & GAS PRODUCTION (0.2%)
            45   Kerr-McGee Corp.                                                   5.875         09/15/06                 47,071
            80   Kerr-McGee Corp.                                                   6.875         09/15/11                 86,183
           130   Nexen Inc. (Canada)                                                 5.05         11/20/13                124,906
           185   Pemex Project Funding Master Trust                                 7.375         12/15/14                189,625
            40   Pemex Project Funding Master Trust                                  8.00         11/15/11                 43,300
           215   Pemex Project Funding Master Trust                                 8.625         02/01/22                224,675
           110   Pemex Project Funding Master Trust                                 9.125         10/13/10                126,500
                                                                                                                   --------------
                                                                                                                          842,260
                                                                                                                   --------------

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                                       114

  PRINCIPAL
  AMOUNT IN                                                                       COUPON          MATURITY
  THOUSANDS                                                                        RATE             DATE               VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 OIL REFINING/MARKETING (0.0%)
$           70   Marathon Oil Corp.                                                  6.80%        03/15/32         $       72,810
                                                                                                                   --------------
                 OTHER METALS/MINERALS (0.1%)
           230   Inco Ltd. (Canada)                                                  7.20         09/15/32                243,092
            75   Inco Ltd. (Canada)                                                  7.75         05/15/12                 85,433
                                                                                                                   --------------
                                                                                                                          328,525
                                                                                                                   --------------
                 PHARMACEUTICALS: MAJOR (0.0%)
            90   Schering-Plough Corp.                                               5.30         12/01/13                 88,545
                                                                                                                   --------------
                 PULP & PAPER (0.1%)
           160   International Paper Co.                                             4.25         01/15/09                157,445
           140   Sappi Papier Holding AG - 144A** (Austria)                          6.75         06/15/12                149,628
                                                                                                                   --------------
                                                                                                                          307,073
                                                                                                                   --------------
                 PROPERTY/CASUALTY INSURANCE (0.1%)
           300   Mantis Reef Ltd. - 144A** (Australia)                              4.692         11/14/08                296,590
                                                                                                                   --------------
                 REAL ESTATE DEVELOPMENT (0.1%)
           562   World Financial Properties - 144A**                                 6.91         09/01/13                611,498
                                                                                                                   --------------
                REAL ESTATE INVESTMENT TRUSTS (0.1%)
           260   EOP Operating LP                                                   6.763         06/15/07                280,192
            85   Rouse Co. (The)                                                    3.625         03/15/09                 80,839
            40   Rouse Co. (The)                                                    5.375         11/26/13                 38,710
                                                                                                                   --------------
                                                                                                                          399,741
                                                                                                                   --------------
                 SAVINGS BANKS (0.1%)
           165   Washington Mutual Bank                                              5.50         01/15/13                165,164
            65   Washington Mutual Bank                                              8.25         04/01/10                 75,774
                                                                                                                   --------------
                                                                                                                          240,938
                                                                                                                   --------------
                 TOBACCO (0.1%)
           120   Altria Group, Inc.                                                  7.00         11/04/13                122,407
           175   Altria Group, Inc.                                                  7.75         01/15/27                179,411
                                                                                                                   --------------
                                                                                                                          301,818
                                                                                                                   --------------
                 WIRELESS TELECOMMUNICATIONS (0.0%)
           105   AT&T Wireless - Services Inc.                                       8.75         03/01/31                128,385
                                                                                                                   --------------
                 TOTAL CORPORATE BONDS
                   (COST $25,718,296)                                                                                  26,355,060
                                                                                                                   --------------
                 U.S. GOVERNMENT AGENCY & OBLIGATIONS (15.6%)
           790   Federal Home Mortgage Corp.                                        5.125         11/07/13                774,807
         4,380   Federal National Mortgage Assoc.                                    4.25         05/15/09              4,390,262
         3,500   U.S. Treasury Bond                                                  0.00         02/15/25              1,100,474
         1,425   U.S. Treasury Bond                                                 6.125         08/15/29              1,567,946

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                       COUPON         MATURITY
  THOUSANDS                                                                        RATE            DATE                VALUE
---------------------------------------------------------------------------------------------------------------------------------
$        2,700   U.S. Treasury Bond                                                 8.125%        08/15/19         $    3,537,000
         3,100   U.S. Treasury Bond                                                 8.125         08/15/21              4,103,020
         4,250   U.S. Treasury Note                                                  3.50         11/15/06              4,306,283
        38,000   U.S. Treasury Note                                                 3.625         05/15/13             35,586,430
         3,750   U.S. Treasury Note                                                 3.875         02/15/13              3,586,087
         1,200   U.S. Treasury Note                                                  6.50         02/15/10              1,352,532
         2,900   U.S. Treasury Note                                                 6.625         05/15/07              3,176,295
         3,000   U.S. Treasury Note                                                  6.75         05/15/05              3,122,463
         2,950   U.S. Treasury Note                                                 7.875         11/15/04              3,019,372
         3,435   U.S. Treasury Strip                                                 0.00         02/15/25              1,075,715
                                                                                                                   --------------
                 TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS
                   (COST $71,117,775)                                                                                  70,698,686
                                                                                                                   --------------
                 U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES (2.4%)
                 Federal Home Loan Mortgage Corp. PC Gold
           842                                                                       6.50   12/01/27 - 09/01/32           878,576
           159                                                                       7.50         08/01/32                171,364
           536                                                                       8.00         01/01/30                579,801
                 Federal Home Loan Mortgage Corp.
           290                                                                       7.50    01/01/30-04/01/31            311,906
                 Federal National Mortgage Assoc.
           650                                                                       6.50            ++                   676,813
         1,651                                                                       6.50   11/01/29 - 05/01/32         1,720,814
         1,849                                                                       7.00   10/01/27 - 01/01/33         1,952,494
           650                                                                       7.50            ++                   695,500
         1,487                                                                       7.50   09/01/29 - 10/01/32         1,592,002
         2,255                                                                       8.00   11/01/29 - 05/01/31         2,440,335
                                                                                                                   --------------
                 TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES
                   (COST $10,867,735)                                                                                  11,019,605
                                                                                                                   --------------
                 ASSET-BACKED SECURITIES (0.6%)
                 FINANCE/RENTAL/LEASING
           700   American Express Credit Account                                     5.53         10/15/08                731,468
           915   Chase Credit Card Master Trust                                      5.50         11/17/08                957,364
           600   Citibank Credit Issuance Trust                                      6.90         10/15/07                632,633
            39   Harley-Davidson Motorcycle Trust 2002-1                             3.02         09/15/06                 38,795
           125   TXU Electric Delivery Trans 2004-1 A2                               4.81         11/15/12                125,053
                                                                                                                   --------------
                 TOTAL ASSET-BACKED SECURITIES
                   (COST $2,404,598)                                                                                    2,485,313
                                                                                                                   --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                       COUPON          MATURITY
  THOUSANDS                                                                        RATE             DATE               VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
$          380   United Mexican States Corp. (Mexico)                                8.30%        08/15/31         $      399,000
           345   United Mexican States Corp. (Mexico)                                8.00         09/24/22                359,145
                                                                                                                   --------------
                 TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                   (COST $763,818)                                                                                        758,145
                                                                                                                   --------------
                 SHORT-TERM INVESTMENTS (5.0%)
                 U.S. GOVERNMENT AGENCY & OBLIGATIONS (a) (5.0%)
        22,500   Freddie Mac                                                         1.25         07/01/04             22,500,000
           100   U.S. Treasury Bills+                                               0.945         07/15/04                 99,963
           150   U.S. Treasury Bills+                                                0.98         09/23/04                149,657
                                                                                                                   --------------
                 TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS
                   (COST $22,749,620)                                                                                  22,749,620
                                                                                                                   --------------
                 REPURCHASE AGREEMENT (0.0%)
           107   The Bank of New York
                   (dated 06/30/04;
                   proceeds $106,867) (b)
                   (COST $106,864)                                                   1.00         07/01/04                106,864
                                                                                                                   --------------
                 TOTAL SHORT-TERM INVESTMENTS
                   (COST $22,856,484)                                                                                  22,856,484
                                                                                                                   --------------
                 TOTAL INVESTMENTS
                   (COST $384,188,468) (c) (d)                                                     101.1%             458,789,676
                 LIABILITIES IN EXCESS OF OTHER ASSETS                                              (1.1)              (4,956,237)
                                                                                                   -----           --------------
                 NET ASSETS                                                                        100.0%          $  453,833,439
                                                                                                   =====           ==============

----------
ADR  AMERICAN DEPOSITORY RECEIPT.
FSA  FINANCIAL SECURITY ASSURANCE INC.
*    NON-INCOME PRODUCING SECURITY.
**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
+ THESE SECURITIES HAVE BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN AN AMOUNT EQUAL TO $249,620.
++ SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
(a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(b)  COLLATERALIZED BY U.S. TREASURY NOTE 3.625% DUE 5/15/13 VALUED AT $133,400.
(c) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $8,219,886 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND OPEN FUTURES CONTRACTS.
(d) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $81,889,516 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $7,288,308, RESULTING IN NET UNREALIZED APPRECIATION OF $74,601,208.

                        SEE NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS OPEN AT JUNE 30, 2004:

NUMBER OF                          DESCRIPTION/DELIVERY        UNDERLYING FACE       UNREALIZED
CONTRACTS     LONG/SHORT             MONTH, AND YEAR           AMOUNT AT VALUE      DEPRECIATION
-------------------------------------------------------------------------------------------------
     16          Short      U.S. Treasury Notes 5 Year,
                            September 2004                     $    (1,739,000)    $      (13,794)
     46          Short      U.S. Treasury Notes 10 Year,
                            September 2004                          (5,029,094)           (65,505)
      4          Short      U.S. Treasury Bond 20 Year,
                            September 2004                            (425,500)           (10,665)
                                                                                   --------------
      Net unrealized depreciation                                                  $      (89,964)
                                                                                   ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been intentionally left blank.)

MORGAN STANLEY VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)

                                                                                                   QUALITY
                                                               MONEY            LIMITED             INCOME             HIGH
                                                              MARKET           DURATION              PLUS              YIELD
                                                          ---------------   ---------------    ---------------    ---------------
ASSETS:
Investments in securities, at value*                      $   291,956,202   $   197,225,818    $   459,912,554    $    85,609,296
Investments in affiliates                                              --           754,632          3,601,649                 --
Cash                                                                6,269                --             12,695            157,812
Receivable for:
  Investments sold                                                     --           232,776            425,822            922,122
  Shares of beneficial interest sold                              586,943           484,818            758,822            190,911
  Dividends                                                            --                --                 --                 --
  Interest                                                         34,699         1,616,147          6,607,962          1,481,154
  Foreign withholding taxes reclaimed                                  --                --                 --                 --
  Variation margin                                                     --                --                 --                 --
Prepaid expenses and other assets                                   8,314             6,181             19,869              4,519
                                                          ---------------   ---------------    ---------------    ---------------
    TOTAL ASSETS                                              292,592,427       200,320,372        471,339,373         88,365,814
                                                          ---------------   ---------------    ---------------    ---------------
LIABILITIES:
Payable for:
  Investments purchased                                                --         6,666,072            803,998          1,903,916
  Shares of beneficial interest redeemed                        5,732,152           348,842            535,016            149,990
  Variation margin                                                     --           209,813            602,750                 --
  Distribution fee (Class Y)                                       19,167            29,808             33,506              8,276
  Investment management fee                                       131,983            78,154            211,659             38,930
  Payable to bank                                                      --             7,463                 --                 --
Unrealized depreciation on open forward foreign
 currency contracts                                                    --                --                 --                 --
Accrued expenses and other payables                                51,385            28,083             56,424             53,774
                                                          ---------------   ---------------    ---------------    ---------------
    TOTAL LIABILITIES                                           5,934,687         7,368,235          2,243,353          2,154,886
                                                          ---------------   ---------------    ---------------    ---------------
    NET ASSETS                                            $   286,657,740   $   192,952,137    $   469,096,020    $    86,210,928
                                                          ===============   ===============    ===============    ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                           $   286,657,564   $   199,137,195    $   488,058,105    $   409,573,356
Accumulated undistributed net investment income (loss)                176        (3,371,748)        (2,096,708)           217,254
Accumulated undistributed net realized gain (loss)                     --        (1,589,140)       (30,232,537)      (232,864,322)
Net unrealized appreciation (depreciation)                             --        (1,224,170)        13,367,160        (90,715,360)
                                                          ---------------   ---------------    ---------------    ---------------
    NET ASSETS                                            $   286,657,740   $   192,952,137    $   469,096,020    $    86,210,928
                                                          ===============   ===============    ===============    ===============
    *COST                                                 $   291,956,202   $   198,801,412    $   448,790,546    $   176,324,656
                                                          ===============   ===============    ===============    ===============
CLASS X SHARES:
Net Assets                                                $   201,136,059   $    60,066,506    $   318,696,484    $    49,511,136
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF $.01 PAR VALUE)                                    201,135,954         6,121,573         30,595,846         42,993,061
    NET ASSET VALUE PER SHARE                             $          1.00   $          9.81    $         10.42    $          1.15
                                                          ===============   ===============    ===============    ===============
CLASS Y SHARES:
Net Assets                                                $    85,521,681   $   132,885,631    $   150,399,536    $    36,699,792
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF $.01 PAR VALUE)                                     85,521,610        13,559,177         14,458,366         31,844,555
    NET ASSET VALUE PER SHARE                             $          1.00   $          9.80    $         10.40    $          1.15
                                                          ===============   ===============    ===============    ===============

----------
** INCLUDES FOREIGN CURRENCY AT VALUE OF $290 AND $114,722, RESPECTIVELY, WITH A
   COST OF $285 AND $114,197, RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                                      GLOBAL
                                                                                INCOME             DIVIDEND          DIVIDEND
                                                             UTILITIES          BUILDER            GROWTH             GROWTH
                                                          ---------------   ---------------    ---------------    ---------------
ASSETS:
Investments in securities, at value*                      $   185,980,265   $    94,610,274    $   893,539,339    $   272,234,931
Investments in affiliates                                              --           480,390         26,537,550                 --
Cash                                                                   --            44,501             68,494            295,315**
Receivable for:
  Investments sold                                              1,599,736           376,699                 --            932,265
  Shares of beneficial interest sold                               52,593            29,600            269,892            250,763
  Dividends                                                       378,769            81,560            943,809            750,195
  Interest                                                        105,950           520,183             23,603                 --
  Foreign withholding taxes reclaimed                                  --                --             16,082            221,255
  Variation margin                                                     --                --                 --                 --
Prepaid expenses and other assets                                   4,359             3,469             31,322             11,038
                                                          ---------------   ---------------    ---------------    ---------------
    TOTAL ASSETS                                              188,121,672        96,146,676        921,430,091        274,695,762
                                                          ---------------   ---------------    ---------------    ---------------
LIABILITIES:
Payable for:
  Investments purchased                                         1,744,606           222,188                 --            923,098
  Shares of beneficial interest redeemed                          222,237            21,841          1,120,960            349,949
  Variation margin                                                     --                --                 --                 --
  Distribution fee (Class Y)                                        5,919            10,307             29,017             12,909
  Investment management fee                                       108,583            64,525            472,360            184,687
  Payable to bank                                                      --                --                 --                 --
Unrealized depreciation on open forward foreign
 currency contracts                                                    --                --                 --                 --
Accrued expenses and other payables                                58,393            21,452             85,634             53,116
                                                          ---------------   ---------------    ---------------    ---------------
    TOTAL LIABILITIES                                           2,139,738           340,313          1,707,971          1,523,759
                                                          ---------------   ---------------    ---------------    ---------------
    NET ASSETS                                            $   185,981,934   $    95,806,363    $   919,722,120    $   273,172,003
                                                          ===============   ===============    ===============    ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                           $   169,361,444   $    96,465,453    $ 1,160,108,288    $   245,388,998
Accumulated undistributed net investment income (loss)            (49,527)           48,290              4,304          2,593,157
Accumulated undistributed net realized gain (loss)            (34,611,327)      (10,819,063)      (452,251,886)       (18,538,245)
Net unrealized appreciation (depreciation)                     51,281,344        10,111,683        211,861,414         43,728,093
                                                          ---------------   ---------------    ---------------    ---------------
    NET ASSETS                                            $   185,981,934   $    95,806,363    $   919,722,120    $   273,172,003
                                                          ===============   ===============    ===============    ===============
    *COST                                                 $   134,698,921   $    84,978,981    $   708,215,475    $   228,532,701
                                                          ===============   ===============    ===============    ===============
CLASS X SHARES:
Net Assets                                                $   159,478,059   $    49,769,785    $   789,453,077    $   215,141,587
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF $.01 PAR VALUE)                                     12,530,330         4,479,809         57,314,339         16,299,598
    NET ASSET VALUE PER SHARE                             $         12.73   $         11.11    $         13.77    $         13.20
                                                          ===============   ===============    ===============    ===============
CLASS Y SHARES:
Net Assets                                                $    26,503,875   $    46,036,578    $   130,269,043    $    58,030,416
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF $.01 PAR VALUE)                                      2,083,382         4,152,883          9,470,227          4,425,828
    NET ASSET VALUE PER SHARE                             $         12.72   $         11.09    $         13.76    $         13.11
                                                          ===============   ===============    ===============    ===============

                                                             EUROPEAN                              S&P 500
                                                              GROWTH            EQUITY              INDEX
                                                          ---------------   ---------------    ---------------
ASSETS:
Investments in securities, at value*                      $   212,171,051   $   674,927,757    $   273,014,563
Investments in affiliates                                              --         4,305,900          9,329,565
Cash                                                            1,281,729**          47,801                 --
Receivable for:
  Investments sold                                              2,224,922         4,299,699                 --
  Shares of beneficial interest sold                              345,910           415,988            616,051
  Dividends                                                       250,581           261,574            313,067
  Interest                                                             --                --                122
  Foreign withholding taxes reclaimed                             256,269            22,251                 --
  Variation margin                                                     --                --             18,170
Prepaid expenses and other assets                                   9,387           150,994             10,379
                                                          ---------------   ---------------    ---------------
    TOTAL ASSETS                                              216,539,849       684,431,964        283,301,917
                                                          ---------------   ---------------    ---------------
LIABILITIES:
Payable for:
  Investments purchased                                                --         7,931,994            427,334
  Shares of beneficial interest redeemed                          148,619           881,460            263,152
  Variation margin                                                     --                --                 --
  Distribution fee (Class Y)                                        8,628            23,493             33,134
  Investment management fee                                       186,765           302,198             50,517
  Payable to bank                                                      --                --             10,219
Unrealized depreciation on open forward foreign
 currency contracts                                                 6,114                --                 --
Accrued expenses and other payables                                81,119            64,643             33,567
                                                          ---------------   ---------------    ---------------
    TOTAL LIABILITIES                                             431,245         9,203,788            817,923
                                                          ---------------   ---------------    ---------------
    NET ASSETS                                            $   216,108,604   $   675,228,176    $   282,483,994
                                                          ===============   ===============    ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                           $   251,030,534   $ 1,156,141,285    $   305,323,172
Accumulated undistributed net investment income (loss)          2,431,851           (38,538)         1,542,568
Accumulated undistributed net realized gain (loss)            (71,112,530)     (554,120,206)       (21,558,963)
Net unrealized appreciation (depreciation)                     33,758,749        73,245,635         (2,822,783)
                                                          ---------------   ---------------    ---------------
    NET ASSETS                                            $   216,108,604   $   675,228,176    $   282,483,994
                                                          ===============   ===============    ===============
    *COST                                                 $   178,415,419   $   605,988,022    $   285,194,338
                                                          ===============   ===============    ===============
CLASS X SHARES:
Net Assets                                                $   178,068,816   $   568,337,959    $   133,946,153
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF $.01 PAR VALUE)                                     10,910,527        25,144,408         12,874,633
    NET ASSET VALUE PER SHARE                             $         16.32   $         22.60    $         10.40
                                                          ===============   ===============    ===============
CLASS Y SHARES:
Net Assets                                                $    38,039,788   $   106,890,217    $   148,537,841
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF $.01 PAR VALUE)                                      2,341,366         4,740,999         14,360,431
    NET ASSET VALUE PER SHARE                             $         16.25   $         22.55    $         10.34
                                                          ===============   ===============    ===============

                                                                        GLOBAL          AGGRESSIVE
                                                                       ADVANTAGE          EQUITY       INFORMATION      STRATEGIST
                                                                     -------------    -------------   -------------   -------------
ASSETS:
Investments in securities, at value*                                 $  35,173,253    $  67,229,620   $  18,483,526   $ 454,113,263
Investments in affiliates                                                       --               --              --       4,676,413
Cash                                                                        19,803**         25,738         201,599              --
Receivable for:
  Investments sold                                                         450,588          425,858         382,557       2,407,777
  Shares of beneficial interest sold                                        25,979          232,467           8,345         137,245
  Dividends                                                                 31,437           28,733             654         343,958
  Interest                                                                      --               --              --       1,085,588
  Foreign withholding taxes reclaimed                                       12,128            1,810              --              --
  Variation margin                                                              --               --              --              --
Prepaid expenses and other assets                                            2,992            2,564             637           1,752
                                                                     -------------    -------------   -------------   -------------
    TOTAL ASSETS                                                        35,716,180       67,946,790      19,077,318     462,765,996
                                                                     -------------    -------------   -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased                                                    319,498          990,423         440,283       8,117,951
  Shares of beneficial interest redeemed                                    20,975           44,452           3,502         487,106
  Variation margin                                                              --               --              --          44,813
  Distribution fee (Class Y)                                                 2,366            5,871           2,920          21,128
  Investment management fee                                                 20,663           44,765          12,188         203,614
  Payable to bank                                                            2,961               --              --              --
Unrealized depreciation on open forward foreign currency contracts          28,417               --              --              --
Accrued expenses and other payables                                         23,487           27,737          19,853          57,945
                                                                     -------------    -------------   -------------   -------------
    TOTAL LIABILITIES                                                      418,367        1,113,248         478,746       8,932,557
                                                                     -------------    -------------   -------------   -------------
    NET ASSETS                                                       $  35,297,813    $  66,833,542   $  18,598,572   $ 453,833,439
                                                                     =============    =============   =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                      $  59,439,277    $ 115,921,025   $  23,981,342   $ 371,057,087
Accumulated undistributed net investment income (loss)                     119,706         (130,425)        (91,648)       (851,598)
Accumulated undistributed net realized gain (loss)                     (25,458,353)     (56,634,442)     (7,351,738)      9,116,706
Net unrealized appreciation (depreciation)                               1,197,183        7,677,384       2,060,616      74,511,244
                                                                     -------------    -------------   -------------   -------------
    NET ASSETS                                                       $  35,297,813    $  66,833,542   $  18,598,572   $ 453,833,439
                                                                     =============    =============   =============   =============
    *COST                                                            $  33,964,955    $  59,552,259   $  16,422,910   $ 384,188,468
                                                                     =============    =============   =============   =============
CLASS X SHARES:
Net Assets                                                           $  24,667,042    $  40,361,043   $   5,258,556   $ 359,201,992
Shares Outstanding (UNLIMITED AUTHORIZED SHARES OF $.01 PAR VALUE)       3,303,810        3,920,277       1,112,584      22,874,042
    NET ASSET VALUE PER SHARE                                        $        7.47    $       10.30   $        4.73   $       15.70
                                                                     =============    =============   =============   =============
CLASS Y SHARES:
Net Assets                                                           $  10,630,771    $  26,472,499   $  13,340,016   $  94,631,447
Shares Outstanding (UNLIMITED AUTHORIZED SHARES OF $.01 PAR VALUE)       1,429,833        2,590,333       2,841,738       6,032,537
    NET ASSET VALUE PER SHARE                                        $        7.43    $       10.22   $        4.69   $       15.69
                                                                     =============    =============   =============   =============

----------
** INCLUDES FOREIGN CURRENCY AT VALUE OF $19,803, WITH A COST OF $20,003.

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                                         QUALITY
                                                                         MONEY           LIMITED          INCOME          HIGH
                                                                        MARKET          DURATION           PLUS           YIELD
                                                                     -------------    -------------   -------------   -------------
INVESTMENT INCOME:
INCOME
Interest                                                             $   1,611,077    $   2,998,093   $  14,122,977   $   3,611,511
Dividends                                                                       --               --              --          19,434
Interest and dividends from affiliates                                          --           12,235         102,033              --
                                                                     -------------    -------------   -------------   -------------
    TOTAL INCOME                                                         1,611,077        3,010,328      14,225,010       3,630,945
                                                                     -------------    -------------   -------------   -------------
EXPENSES
Investment management fee                                                  745,958          429,199       1,221,009         225,102
Distribution fee (Class Y shares)                                          101,507          161,278         182,158          46,020
Professional fees                                                           17,477            9,316          19,197          47,225
Custodian fees                                                              12,365           17,529          28,643          11,042
Shareholder reports and notices                                             13,881            7,739          17,465           7,495
Trustees' fees and expenses                                                  2,412            1,334           3,970             612
Transfer agent fees and expenses                                               250              250             250             250
Other                                                                        4,623            7,177           7,410           8,725
                                                                     -------------    -------------   -------------   -------------
    TOTAL EXPENSES                                                         898,473          633,822       1,480,102         346,471
                                                                     -------------    -------------   -------------   -------------
    NET INVESTMENT INCOME (LOSS)                                           712,604        2,376,506      12,744,908       3,284,474
                                                                     -------------    -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                                     --          425,006       5,154,828     (13,156,816)
Futures contracts                                                               --          (34,298)        968,000              --
Foreign exchange transactions                                                   --               --              --              --
                                                                     -------------    -------------   -------------   -------------
      NET REALIZED GAIN (LOSS)                                                  --          390,708       6,122,828     (13,156,816)
                                                                     -------------    -------------   -------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                                     --       (2,676,235)    (18,408,929)     11,327,404
Futures contracts                                                               --          (60,210)       (807,633)             --
Translation of forward foreign currency contracts, other
 assets and liabilities denominated in foreign currencies                       --               --              --              --
                                                                     -------------    -------------   -------------   -------------
      NET APPRECIATION (DEPRECIATION)                                           --       (2,736,445)    (19,216,562)     11,327,404
                                                                     -------------    -------------   -------------   -------------
      NET GAIN (LOSS)                                                           --       (2,345,737)    (13,093,734)     (1,829,412)
                                                                     -------------    -------------   -------------   -------------
NET INCREASE (DECREASE)                                              $     712,604    $      30,769   $    (348,826)  $   1,455,062
                                                                     =============    =============   =============   =============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                                      GLOBAL
                                                                                INCOME             DIVIDEND          DIVIDEND
                                                             UTILITIES          BUILDER             GROWTH            GROWTH
                                                          ---------------   ---------------    ---------------    ---------------
INVESTMENT INCOME:
INCOME
Interest                                                  $       214,581   $     1,025,468    $       116,368    $        50,339
Dividends                                                       3,031,843*          754,183*         8,217,413*         3,786,300*
Interest and dividends from affiliates                                 --                --            441,720                 --
                                                          ---------------   ---------------    ---------------    ---------------
    TOTAL INCOME                                                3,246,424         1,779,651          8,775,501          3,836,639
                                                          ---------------   ---------------    ---------------    ---------------
EXPENSES
Investment management fee                                         630,301           359,815          2,684,419          1,025,461
Distribution fee (Class Y shares)                                  33,072            56,120            155,185             66,787
Professional fees                                                  19,290            15,094             20,825             23,424
Custodian fees                                                      7,525             9,858             24,568             30,759
Shareholder reports and notices                                    14,095             5,620             34,004             16,357
Trustees' fees and expenses                                         1,405               388              7,335              1,874
Transfer agent fees and expenses                                      250               250                250                250
Other                                                               5,010             1,482              7,309              5,976
                                                          ---------------   ---------------    ---------------    ---------------
    TOTAL EXPENSES                                                710,948           448,627          2,933,895          1,170,888
                                                          ---------------   ---------------    ---------------    ---------------
    NET INVESTMENT INCOME (LOSS)                                2,535,476         1,331,024          5,841,606          2,665,751
                                                          ---------------   ---------------    ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                     6,826,038         1,141,878         37,574,949         13,510,378
Futures contracts                                                      --                --                 --                 --
Foreign exchange transactions                                          --                --                 --            109,114
                                                          ---------------   ---------------    ---------------    ---------------
      NET REALIZED GAIN (LOSS)                                  6,826,038         1,141,878         37,574,949         13,619,492
                                                          ---------------   ---------------    ---------------    ---------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                    (3,849,855)           77,495        (23,629,121)        (3,194,244)
Futures contracts                                                      --                --                 --                 --
Translation of forward foreign currency contracts, other
 assets and liabilities denominated in foreign currencies              --                --                 --             (8,173)
                                                          ---------------   ---------------    ---------------    ---------------
      NET APPRECIATION (DEPRECIATION)                          (3,849,855)           77,495        (23,629,121)        (3,202,417)
                                                          ---------------   ---------------    ---------------    ---------------
      NET GAIN (LOSS)                                           2,976,183         1,219,373         13,945,828         10,417,075
                                                          ---------------   ---------------    ---------------    ---------------
NET INCREASE (DECREASE)                                   $     5,511,659   $     2,550,397    $    19,787,434    $    13,082,826
                                                          ===============   ===============    ===============    ===============

----------
*  NET OF $12,302, $14,837, $32,265, $341,589, $563,496, $53,121, $34,730,
   $6,457, $886 AND $27,379, FOREIGN WITHHOLDING TAX, RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                             EUROPEAN                              S&P 500            GLOBAL
                                                              GROWTH            EQUITY              INDEX            ADVANTAGE
                                                          ---------------   ---------------    ---------------    ---------------
INVESTMENT INCOME:
INCOME
Interest                                                  $         7,759   $        87,185    $        32,112    $         1,062
Dividends                                                       3,771,082*        1,691,342*         2,091,252            348,739*
Interest and dividends from affiliates                                 --           132,480            131,496                 --
                                                          ---------------   ---------------    ---------------    ---------------
    TOTAL INCOME                                                3,778,841         1,911,007          2,254,860            349,801
                                                          ---------------   ---------------    ---------------    ---------------
EXPENSES
Investment management fee                                       1,079,814         1,737,753            462,129            115,107
Distribution fee (Class Y shares)                                  47,339           128,426            176,990             12,730
Professional fees                                                  25,037            16,708             10,978             11,131
Custodian fees                                                     68,191            23,056             39,030             13,574
Shareholder reports and notices                                    14,673            32,126             11,480              3,217
Trustees' fees and expenses                                         1,632             5,284              1,869                261
Transfer agent fees and expenses                                      250               250                250                250
Other                                                               6,906             6,649             15,130              4,392
                                                          ---------------   ---------------    ---------------    ---------------
    TOTAL EXPENSES                                              1,243,842         1,950,252            717,856            160,662
                                                          ---------------   ---------------    ---------------    ---------------
    NET INVESTMENT INCOME (LOSS)                                2,534,999           (39,245)         1,537,004            189,139
                                                          ---------------   ---------------    ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                    15,587,549        44,244,818           (396,051)         2,574,602
Futures contracts                                                      --                --            527,958                 --
Foreign exchange transactions                                     (59,894)               --                 --            (60,691)
                                                          ---------------   ---------------    ---------------    ---------------
      NET REALIZED GAIN (LOSS)                                 15,527,655        44,244,818            131,907          2,513,911
                                                          ---------------   ---------------    ---------------    ---------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                   (18,896,808)      (17,465,054)         7,125,130         (1,848,018)
Futures contracts                                                      --                --           (268,122)                --
Translation of forward foreign currency contracts, other
 assets and liabilities denominated in foreign currencies         (33,521)               --                 --             48,216
                                                          ---------------   ---------------    ---------------    ---------------
      NET APPRECIATION (DEPRECIATION)                         (18,930,329)      (17,465,054)         6,857,008         (1,799,802)
                                                          ---------------   ---------------    ---------------    ---------------
      NET GAIN (LOSS)                                          (3,402,674)       26,779,764          6,988,915            714,109
                                                          ---------------   ---------------    ---------------    ---------------
NET INCREASE (DECREASE)                                   $      (867,675)  $    26,740,519    $     8,525,919    $       903,248
                                                          ===============   ===============    ===============    ===============

                                                            AGGRESSIVE
                                                              EQUITY          INFORMATION         STRATEGIST
                                                          ---------------   ---------------    ---------------
INVESTMENT INCOME:
INCOME
Interest                                                  $        10,212   $         2,019    $     2,658,797
Dividends                                                         180,183*           16,140*         2,365,667*
Interest and dividends from affiliates                                 --                --             56,258
                                                          ---------------   ---------------    ---------------
    TOTAL INCOME                                                  190,395            18,159          5,080,722
                                                          ---------------   ---------------    ---------------
EXPENSES
Investment management fee                                         252,739            70,830          1,166,441
Distribution fee (Class Y shares)                                  32,750            16,808            115,772
Professional fees                                                  12,142            15,248             20,837
Custodian fees                                                     15,348             5,047              2,928
Shareholder reports and notices                                     5,579             1,386             15,291
Trustees' fees and expenses                                           448               102              2,612
Transfer agent fees and expenses                                      250               250                250
Other                                                                 580               116              8,410
                                                          ---------------   ---------------    ---------------
    TOTAL EXPENSES                                                319,836           109,787          1,332,541
                                                          ---------------   ---------------    ---------------
    NET INVESTMENT INCOME (LOSS)                                 (129,441)          (91,628)         3,748,181
                                                          ---------------   ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                     5,940,938           286,887         25,406,629
Futures contracts                                                      --                --             81,118
Foreign exchange transactions                                         (66)               (2)                --
                                                          ---------------   ---------------    ---------------
      NET REALIZED GAIN (LOSS)                                  5,940,872           286,885         25,487,747
                                                          ---------------   ---------------    ---------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                    (3,364,478)         (618,959)       (13,920,502)
Futures contracts                                                      --                --            (63,637)
Translation of forward foreign currency contracts, other
 assets and liabilities denominated in foreign currencies               7                --                 --
                                                          ---------------   ---------------    ---------------
      NET APPRECIATION (DEPRECIATION)                          (3,364,471)         (618,959)       (13,984,139)
                                                          ---------------   ---------------    ---------------
      NET GAIN (LOSS)                                           2,576,401          (332,074)        11,503,608
                                                          ---------------   ---------------    ---------------
NET INCREASE (DECREASE)                                   $     2,446,960   $      (423,702)   $    15,251,789
                                                          ===============   ===============    ===============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     MONEY MARKET                      LIMITED DURATION
                                                           --------------------------------    --------------------------------
                                                            FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                                            MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                                              JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                2004              2003              2004              2003
                                                           --------------    --------------    --------------    --------------
                                                            (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                      $      712,604    $    2,724,337    $    2,376,506    $    3,436,799
Net realized gain (loss)                                               --             2,013           390,708           514,334
Net change in unrealized appreciation/depreciation                     --                --        (2,736,445)         (231,228)
                                                           --------------    --------------    --------------    --------------
    NET INCREASE (DECREASE)                                       712,604         2,726,350            30,769         3,719,905
                                                           --------------    --------------    --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X Shares                                                 (592,290)       (2,268,741)       (1,317,299)       (2,794,033)
  Class Y Shares                                                 (120,379)         (455,562)       (2,635,166)       (3,921,588)
Net realized gain
  Class X Shares                                                       --            (1,512)               --                --
  Class Y Shares                                                       --              (501)               --                --
                                                           --------------    --------------    --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                            (712,669)       (2,726,316)       (3,952,465)       (6,715,621)
                                                           --------------    --------------    --------------    --------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                          (58,928,519)     (220,737,105)        6,681,320        46,912,540
                                                           --------------    --------------    --------------    --------------

    TOTAL INCREASE (DECREASE)                                 (58,928,584)     (220,737,071)        2,759,624        43,916,824

NET ASSETS:
Beginning of period                                           345,586,324       566,323,395       190,192,513       146,275,689
                                                           --------------    --------------    --------------    --------------
END OF PERIOD                                              $  286,657,740    $  345,586,324    $  192,952,137    $  190,192,513
                                                           ==============    ==============    ==============    ==============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (LOSS)                                             $          176    $          241    $   (3,371,748)   $   (1,795,789)
                                                           ==============    ==============    ==============    ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                 QUALITY INCOME PLUS                      HIGH YIELD
                                                           --------------------------------    --------------------------------
                                                            FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                                            MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                                              JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                2004              2003              2004              2003
                                                           --------------    --------------    --------------    --------------
                                                            (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                      $   12,744,908    $   27,796,582    $    3,284,474    $   10,499,668
Net realized gain (loss)                                        6,122,828        10,047,683       (13,156,816)      (48,313,416)
Net change in unrealized appreciation/depreciation            (19,216,562)        3,797,961        11,327,404        55,212,404
                                                           --------------    --------------    --------------    --------------
    NET INCREASE (DECREASE)                                      (348,826)       41,642,226         1,455,062        17,398,656
                                                           --------------    --------------    --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X Shares                                               (9,721,242)      (22,357,497)       (2,062,471)       (5,140,708)
  Class Y Shares                                               (4,033,426)       (7,209,569)       (1,405,200)       (2,078,548)
Net realized gain
  Class X Shares                                                       --                --                --                --
  Class Y Shares                                                       --                --                --                --
                                                           --------------    --------------    --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                         (13,754,668)      (29,567,066)       (3,467,671)       (7,219,256)
                                                           --------------    --------------    --------------    --------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                          (20,985,331)      (33,837,319)       (3,244,794)       24,989,484
                                                           --------------    --------------    --------------    --------------

    TOTAL INCREASE (DECREASE)                                 (35,088,825)      (21,762,159)       (5,257,403)       35,168,884

NET ASSETS:
Beginning of period                                           504,184,845       525,947,004        91,468,331        56,299,447
                                                           --------------    --------------    --------------    --------------
END OF PERIOD                                              $  469,096,020    $  504,184,845    $   86,210,928    $   91,468,331
                                                           ==============    ==============    ==============    ==============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (LOSS)                                             $   (2,096,708)   $   (1,086,948)   $      217,254    $      400,451
                                                           ==============    ==============    ==============    ==============

                                                                      UTILITIES
                                                           --------------------------------
                                                            FOR THE SIX       FOR THE YEAR
                                                            MONTHS ENDED         ENDED
                                                              JUNE 30,        DECEMBER 31,
                                                                2004              2003
                                                           --------------    --------------
                                                            (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                      $    2,535,476    $    5,763,761
Net realized gain (loss)                                        6,826,038         3,887,937
Net change in unrealized appreciation/depreciation             (3,849,855)       21,595,966
                                                           --------------    --------------
    NET INCREASE (DECREASE)                                     5,511,659        31,247,664
                                                           --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X Shares                                               (2,220,852)       (5,177,658)
  Class Y Shares                                                 (327,125)         (623,013)
Net realized gain
  Class X Shares                                                       --                --
  Class Y Shares                                                       --                --
                                                           --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                          (2,547,977)       (5,800,671)
                                                           --------------    --------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                          (18,105,199)      (34,416,677)
                                                           --------------    --------------

    TOTAL INCREASE (DECREASE)                                 (15,141,517)       (8,969,684)

NET ASSETS:
Beginning of period                                           201,123,451       210,093,135
                                                           --------------    --------------
END OF PERIOD                                              $  185,981,934    $  201,123,451
                                                           ==============    ==============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (LOSS)                                             $      (49,527)   $      (37,026)
                                                           ==============    ==============

                                                                    INCOME BUILDER                      DIVIDEND GROWTH
                                                           --------------------------------    --------------------------------
                                                            FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                                            MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                                              JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                2004              2003              2004              2003
                                                           --------------    --------------    --------------    --------------
                                                            (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                      $    1,331,024    $    2,361,435    $    5,841,606    $   16,985,343
Net realized gain (loss)                                        1,141,878           353,749        37,574,949       (23,459,182)
Net change in unrealized appreciation/depreciation                 77,495        11,983,794       (23,629,121)      229,267,144
                                                           --------------    --------------    --------------    --------------
    NET INCREASE (DECREASE)                                     2,550,397        14,698,978        19,787,434       222,793,305
                                                           --------------    --------------    --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X Shares                                                 (789,594)       (1,567,438)       (5,175,799)      (15,603,344)
  Class Y Shares                                                 (663,274)         (820,336)         (663,573)       (1,554,814)
Net realized gain
  Class X Shares                                                       --                --                --                --
  Class Y Shares                                                       --                --                --                --
                                                           --------------    --------------    --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                          (1,452,868)       (2,387,774)       (5,839,372)      (17,158,158)
                                                           --------------    --------------    --------------    --------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                              376,121        18,586,671       (77,709,589)     (112,930,564)
                                                           --------------    --------------    --------------    --------------

    TOTAL INCREASE (DECREASE)                                   1,473,650        30,897,875       (63,761,527)       92,704,583

NET ASSETS:
Beginning of period                                            94,332,713        63,434,838       983,483,647       890,779,064
                                                           --------------    --------------    --------------    --------------

END OF PERIOD                                              $   95,806,363    $   94,332,713    $  919,722,120    $  983,483,647
                                                           ==============    ==============    ==============    ==============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (LOSS)                                             $       48,290    $      170,134    $        4,304    $        2,071
                                                           ==============    ==============    ==============    ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                GLOBAL DIVIDEND GROWTH                 EUROPEAN GROWTH
                                                           --------------------------------    --------------------------------
                                                            FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                                            MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                                              JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                2004              2003              2004              2003
                                                           --------------    --------------    --------------    --------------
                                                            (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                      $    2,665,751    $    3,860,536    $    2,534,999    $    2,535,203
Net realized gain (loss)                                       13,619,492       (11,232,982)       15,527,655         3,314,342
Net change in unrealized appreciation/depreciation             (3,202,417)       73,360,583       (18,930,329)       49,183,552
                                                           --------------    --------------    --------------    --------------
    NET INCREASE (DECREASE)                                    13,082,826        65,988,137          (867,675)       55,033,097
                                                           --------------    --------------    --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X Shares                                               (3,177,112)       (4,025,728)       (2,109,600)       (1,679,461)
  Class Y Shares                                                 (789,377)         (554,987)         (387,332)         (177,270)
Net realized gain
  Class X Shares                                                       --                --                --                --
  Class Y Shares                                                       --                --                --                --
                                                           --------------    --------------    --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                          (3,966,489)       (4,580,715)       (2,496,932)       (1,856,731)
                                                           --------------    --------------    --------------    --------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                           (5,439,193)      (13,916,253)      (15,518,590)      (33,470,120)
                                                           --------------    --------------    --------------    --------------

    TOTAL INCREASE (DECREASE)                                   3,677,144        47,491,169       (18,883,197)       19,706,246

NET ASSETS:
Beginning of period                                           269,494,859       222,003,690       234,991,801       215,285,555
                                                           --------------    --------------    --------------    --------------

END OF PERIOD                                              $  273,172,003    $  269,494,859    $  216,108,604    $  234,991,801
                                                           ==============    ==============    ==============    ==============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (LOSS)                                             $    2,593,157    $    3,893,895    $    2,431,851    $    2,393,784
                                                           ==============    ==============    ==============    ==============

                                                                        EQUITY
                                                           --------------------------------
                                                            FOR THE SIX       FOR THE YEAR
                                                            MONTHS ENDED         ENDED
                                                              JUNE 30,        DECEMBER 31,
                                                                2004              2003
                                                           --------------    --------------
                                                            (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                      $      (39,245)   $    2,386,266
Net realized gain (loss)                                       44,244,818        42,501,973
Net change in unrealized appreciation/depreciation            (17,465,054)       94,888,228
                                                           --------------    --------------
    NET INCREASE (DECREASE)                                    26,740,519       139,776,467
                                                           --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X Shares                                                       --        (2,272,886)
  Class Y Shares                                                       --          (112,702)
Net realized gain
  Class X Shares                                                       --                --
  Class Y Shares                                                       --                --
                                                           --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                                  --        (2,385,588)
                                                           --------------    --------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                          (67,939,898)     (107,925,224)
                                                           --------------    --------------

    TOTAL INCREASE (DECREASE)                                 (41,199,379)       29,465,655

NET ASSETS:
Beginning of period                                           716,427,555       686,961,900
                                                           --------------    --------------

END OF PERIOD                                              $  675,228,176    $  716,427,555
                                                           ==============    ==============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (LOSS)                                             $      (38,538)   $          707
                                                           ==============    ==============

                                                                     S&P 500 INDEX                     GLOBAL ADVANTAGE
                                                           --------------------------------    --------------------------------
                                                            FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                                            MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                                              JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                2004              2003              2004              2003
                                                           --------------    --------------    --------------    --------------
                                                            (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                      $    1,537,004    $    2,501,314    $      189,139    $      237,959
Net realized gain (loss)                                          131,907         1,436,923         2,513,911           888,842
Net change in unrealized appreciation/depreciation              6,857,008        49,967,842        (1,799,802)        7,075,868
                                                           --------------    --------------    --------------    --------------
    NET INCREASE (DECREASE)                                     8,525,919        53,906,079           903,248         8,202,669
                                                           --------------    --------------    --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X Shares                                               (1,276,097)       (1,247,793)         (106,256)         (254,851)
  Class Y Shares                                               (1,201,805)         (794,354)          (30,070)          (53,778)
Net realized gain
  Class X Shares                                                       --                --                --                --
  Class Y Shares                                                       --                --                --                --
                                                           --------------    --------------    --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                          (2,477,902)       (2,042,147)         (136,326)         (308,629)
                                                           --------------    --------------    --------------    --------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                            7,524,958        43,281,336          (375,102)       (1,083,892)
                                                           --------------    --------------    --------------    --------------

    TOTAL INCREASE (DECREASE)                                  13,572,975        95,145,268           391,820         6,810,148

NET ASSETS:
Beginning of period                                           268,911,019       173,765,751        34,905,993        28,095,845
                                                           --------------    --------------    --------------    --------------

END OF PERIOD                                              $  282,483,994    $  268,911,019    $   35,297,813    $   34,905,993
                                                           ==============    ==============    ==============    ==============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (LOSS)                                             $    1,542,568    $    2,483,466    $      119,706    $       66,893
                                                           ==============    ==============    ==============    ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                  AGGRESSIVE EQUITY                       INFORMATION
                                                           --------------------------------    --------------------------------
                                                            FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                                            MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                                              JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                2004              2003              2004              2003
                                                           --------------    --------------    --------------    --------------
                                                            (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                      $     (129,441)   $        3,156    $      (91,628)   $     (121,291)
Net realized gain (loss)                                        5,940,872         2,078,957           286,885         1,934,657
Net change in unrealized appreciation/depreciation             (3,364,471)       12,610,532          (618,959)        3,533,996
                                                           --------------    --------------    --------------    --------------
    NET INCREASE (DECREASE)                                     2,446,960        14,692,645          (423,702)        5,347,362
                                                           --------------    --------------    --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X Shares                                                   (4,053)           (3,022)               --                --
  Class Y Shares                                                       --                --                --                --
Net realized gain
  Class X Shares                                                       --                --                --                --
  Class Y Shares                                                       --                --                --                --
                                                           --------------    --------------    --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                              (4,053)           (3,022)               --                --
                                                           --------------    --------------    --------------    --------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                           (4,492,120)       (3,106,247)          543,967         6,062,821
                                                           --------------    --------------    --------------    --------------

    TOTAL INCREASE (DECREASE)                                  (2,049,213)       11,583,376           120,265        11,410,183

NET ASSETS:
Beginning of period                                            68,882,755        57,299,379        18,478,307         7,068,124
                                                           --------------    --------------    --------------    --------------

END OF PERIOD                                              $   66,833,542    $   68,882,755    $   18,598,572    $   18,478,307
                                                           ==============    ==============    ==============    ==============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (LOSS)                                             $     (130,425)   $        3,069    $      (91,648)   $          (20)
                                                           ==============    ==============    ==============    ==============

                                                                      STRATEGIST
                                                           --------------------------------
                                                            FOR THE SIX       FOR THE YEAR
                                                            MONTHS ENDED         ENDED
                                                              JUNE 30,        DECEMBER 31,
                                                                2004              2003
                                                           --------------    --------------
                                                            (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                      $    3,748,181    $    5,572,480
Net realized gain (loss)                                       25,487,747        27,899,819
Net change in unrealized appreciation/depreciation            (13,984,139)       69,325,780
                                                           --------------    --------------
    NET INCREASE (DECREASE)                                    15,251,789       102,798,079
                                                           --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X Shares                                               (3,414,729)       (6,275,620)
  Class Y Shares                                                 (756,570)       (1,066,493)
Net realized gain
  Class X Shares                                                       --                --
  Class Y Shares                                                       --                --
                                                           --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                          (4,171,299)       (7,342,113)
                                                           --------------    --------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                          (35,538,229)      (47,069,604)
                                                           --------------    --------------

    TOTAL INCREASE (DECREASE)                                 (24,457,739)       48,386,362

NET ASSETS:
Beginning of period                                           478,291,178       429,904,816
                                                           --------------    --------------

END OF PERIOD                                              $  453,833,439    $  478,291,178
                                                           ==============    ==============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (LOSS)                                             $     (851,598)   $     (428,480)
                                                           ==============    ==============

SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                                     MONEY MARKET                      LIMITED DURATION
                                                           ---------------------------------   --------------------------------
                                                            FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                                            MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                                              JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                2004              2003              2004              2003
                                                           --------------   ----------------   --------------    --------------
                                                            (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                          214,781,409      1,108,150,876        2,059,973         5,498,655
Reinvestment of dividends and distributions                       592,290          2,270,253          132,768           277,008
Redeemed                                                     (266,016,065)    (1,291,459,876)      (2,519,493)       (6,549,081)
                                                           --------------   ----------------   --------------    --------------
NET INCREASE (DECREASE) - CLASS X                             (50,642,366)      (181,038,747)        (326,752)         (773,418)
                                                           ==============   ================   ==============    ==============
AMOUNT
Sold                                                       $  214,781,409   $  1,108,150,876   $   20,525,916    $   55,652,864
Reinvestment of dividends and distributions                       592,290          2,270,253        1,317,299         2,794,033
Redeemed                                                     (266,016,065)    (1,291,459,876)     (25,112,489)      (66,160,364)
                                                           --------------   ----------------   --------------    --------------
NET INCREASE (DECREASE) - CLASS X                          $  (50,642,366)  $   (181,038,747)  $   (3,269,274)   $   (7,713,467)
                                                           ==============   ================   ==============    ==============
CLASS Y SHARES
SHARES
Sold                                                           61,586,388        415,144,318        2,435,572         8,466,631
Reinvestment of dividends and distributions                       120,379            456,063          265,928           389,602
Redeemed                                                      (69,992,920)      (455,298,739)      (1,700,746)       (3,459,951)
                                                           --------------   ----------------   --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                              (8,286,153)       (39,698,358)       1,000,754         5,396,282
                                                           ==============   ================   ==============    ==============
AMOUNT
Sold                                                       $   61,586,388   $    415,144,318   $   24,224,090    $   85,572,547
Reinvestment of dividends and distributions                       120,379            456,063        2,635,166         3,921,588
Redeemed                                                      (69,992,920)      (455,298,739)     (16,908,662)      (34,868,128)
                                                           --------------   ----------------   --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                          $   (8,286,153)  $    (39,698,358)  $    9,950,594    $   54,626,007
                                                           ==============   ================   ==============    ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                  QUALITY INCOME PLUS                     HIGH YIELD
                                                           --------------------------------    --------------------------------
                                                            FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                                            MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                                              JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                2004              2003              2004              2003
                                                           --------------    --------------    --------------    --------------
                                                            (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                            4,932,991        14,028,768         7,804,130        84,530,448
Reinvestment of dividends and distributions                       913,036         2,104,316         1,762,723         4,692,508
Redeemed                                                       (9,147,761)      (22,682,862)      (14,241,416)      (85,873,525)
                                                           --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS X                              (3,301,734)       (6,549,778)       (4,674,563)        3,349,431
                                                           ==============    ==============    ==============    ==============
AMOUNT
Sold                                                       $   53,220,695    $  148,757,216    $    9,125,355    $   92,895,496
Reinvestment of dividends and distributions                     9,721,242        22,357,497         2,062,471         5,140,708
Redeemed                                                      (98,153,719)     (240,703,490)      (16,698,250)      (94,627,569)
                                                           --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS X                          $  (35,211,782)   $  (69,588,777)   $   (5,510,424)   $    3,408,635
                                                           ==============    ==============    ==============    ==============
CLASS Y SHARES
SHARES
Sold                                                            2,733,059         7,145,160         7,294,502        24,236,295
Reinvestment of dividends and distributions                       379,717           679,194         1,201,677         1,877,306
Redeemed                                                       (1,783,782)       (4,469,055)       (6,607,569)       (6,664,212)
                                                           --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                               1,328,994         3,355,299         1,888,610        19,449,389
                                                           ==============    ==============    ==============    ==============
AMOUNT
Sold                                                       $   29,146,051    $   75,751,102    $    8,606,019    $   26,835,313
Reinvestment of dividends and distributions                     4,033,426         7,209,569         1,405,200         2,078,548
Redeemed                                                      (18,953,026)      (47,209,213)       (7,745,589)       (7,333,012)
                                                           --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                          $   14,226,451    $   35,751,458    $    2,265,630    $   21,580,849
                                                           ==============    ==============    ==============    ==============

                                                                       UTILITIES
                                                           --------------------------------
                                                            FOR THE SIX       FOR THE YEAR
                                                            MONTHS ENDED         ENDED
                                                              JUNE 30,        DECEMBER 31,
                                                                2004              2003
                                                           --------------    --------------
                                                            (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                              437,528         3,359,747
Reinvestment of dividends and distributions                       173,569           446,777
Redeemed                                                       (2,057,589)       (7,099,772)
                                                           --------------    --------------
NET INCREASE (DECREASE) - CLASS X                              (1,446,492)       (3,293,248)
                                                           ==============    ==============
AMOUNT
Sold                                                       $    5,590,625    $   38,768,473
Reinvestment of dividends and distributions                     2,220,852         5,177,658
Redeemed                                                      (26,112,880)      (81,126,816)
                                                           --------------    --------------
NET INCREASE (DECREASE) - CLASS X                          $  (18,301,403)   $  (37,180,685)
                                                           ==============    ==============
CLASS Y SHARES
SHARES
Sold                                                              193,122           525,077
Reinvestment of dividends and distributions                        25,580            53,523
Redeemed                                                         (205,134)         (342,236)
                                                           --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                                  13,568           236,364
                                                           ==============    ==============
AMOUNT
Sold                                                       $    2,461,443    $    6,059,684
Reinvestment of dividends and distributions                       327,125           623,013
Redeemed                                                       (2,592,364)       (3,918,689)
                                                           --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                          $      196,204    $    2,764,008
                                                           ==============    ==============

                                                                    INCOME BUILDER                      DIVIDEND GROWTH
                                                           --------------------------------    --------------------------------
                                                            FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                                            MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                                              JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                2004              2003              2004              2003
                                                           --------------    --------------    --------------    --------------
                                                            (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                              494,014         1,265,904         2,351,136         9,197,720
Reinvestment of dividends and distributions                        70,975           156,531           376,571         1,328,455
Redeemed                                                         (812,330)       (1,972,448)       (9,149,083)      (22,557,659)
                                                           --------------    --------------    --------------    --------------
NET DECREASE - CLASS X                                           (247,341)         (550,013)       (6,421,376)      (12,031,484)
                                                           ==============    ==============    ==============    ==============
AMOUNT
Sold                                                       $    5,516,191    $   12,664,895    $   32,309,339    $  111,066,698
Reinvestment of dividends and distributions                       789,594         1,567,438         5,175,799        15,603,344
Redeemed                                                       (9,052,713)      (19,663,818)     (125,198,002)     (265,830,593)
                                                           --------------    --------------    --------------    --------------
NET DECREASE - CLASS X                                     $   (2,746,928)   $   (5,431,485)   $  (87,712,864)   $ (139,160,551)
                                                           ==============    ==============    ==============    ==============
CLASS Y SHARES
SHARES
Sold                                                              613,467         2,736,011         1,393,520         3,313,300
Reinvestment of dividends and distributions                        59,756            80,325            48,327           131,370
Redeemed                                                         (395,134)         (429,075)         (709,951)       (1,260,220)
                                                           --------------    --------------    --------------    --------------
NET INCREASE - CLASS Y                                            278,089         2,387,261           731,896         2,184,450
                                                           ==============    ==============    ==============    ==============
AMOUNT
Sold                                                       $    6,843,863    $   27,510,014    $   19,039,503    $   39,442,575
Reinvestment of dividends and distributions                       663,274           820,336           663,573         1,554,814
Redeemed                                                       (4,384,088)       (4,312,194)       (9,699,801)      (14,767,402)
                                                           --------------    --------------    --------------    --------------
NET INCREASE - CLASS Y                                     $    3,123,049    $   24,018,156    $   10,003,275    $   26,229,987
                                                           ==============    ==============    ==============    ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                GLOBAL DIVIDEND GROWTH                  EUROPEAN GROWTH
                                                           --------------------------------    --------------------------------
                                                            FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                                            MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                                              JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                2004              2003              2004              2003
                                                           --------------    --------------    --------------    --------------
                                                            (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                            1,385,648        13,731,764           780,845         4,697,566
Reinvestment of dividends and distributions                       240,690           380,504           129,264           122,588
Redeemed                                                       (2,715,354)      (17,088,902)       (1,968,700)       (7,741,181)
                                                           --------------    --------------    --------------    --------------
NET DECREASE - CLASS X                                         (1,089,016)       (2,976,634)       (1,058,591)       (2,921,027)
                                                           ==============    ==============    ==============    ==============
AMOUNT
Sold                                                       $   18,186,697    $  146,153,575    $   13,129,573    $   60,812,381
Reinvestment of dividends and distributions                     3,177,112         4,025,728         2,109,600         1,679,461
Redeemed                                                      (35,645,641)     (181,733,606)      (32,824,445)     (101,888,462)
                                                           --------------    --------------    --------------    --------------
NET DECREASE - CLASS X                                     $  (14,281,832)   $  (31,554,303)   $  (17,585,272)   $  (39,396,620)
                                                           ==============    ==============    ==============    ==============
CLASS Y SHARES
SHARES
Sold                                                              908,957         1,993,697           539,798         7,493,352
Reinvestment of dividends and distributions                        60,212            52,755            23,836            12,987
Redeemed                                                         (290,789)         (436,179)         (439,098)       (7,004,193)
                                                           --------------    --------------    --------------    --------------
NET INCREASE - CLASS Y                                            678,380         1,610,273           124,536           502,146
                                                           ==============    ==============    ==============    ==============
AMOUNT
Sold                                                       $   11,853,375    $   21,704,285    $    9,029,702    $   95,020,828
Reinvestment of dividends and distributions                       789,377           554,987           387,332           177,270
Redeemed                                                       (3,800,113)       (4,621,222)       (7,350,352)      (89,271,598)
                                                           --------------    --------------    --------------    --------------
NET INCREASE - CLASS Y                                     $    8,842,639    $   17,638,050    $    2,066,682    $    5,926,500
                                                           ==============    ==============    ==============    ==============

                                                                        EQUITY
                                                           --------------------------------
                                                            FOR THE SIX       FOR THE YEAR
                                                            MONTHS ENDED         ENDED
                                                              JUNE 30,        DECEMBER 31,
                                                                2004              2003
                                                           --------------    --------------
                                                            (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                              987,947         2,113,400
Reinvestment of dividends and distributions                            --           119,985
Redeemed                                                       (4,168,960)       (8,908,219)
                                                           --------------    --------------
NET DECREASE - CLASS X                                         (3,181,013)       (6,674,834)
                                                           ==============    ==============
AMOUNT
Sold                                                       $   22,105,571    $   41,342,799
Reinvestment of dividends and distributions                            --         2,272,886
Redeemed                                                      (92,653,492)     (170,128,915)
                                                           --------------    --------------
NET DECREASE - CLASS X                                     $  (70,547,921)   $ (126,513,230)
                                                           ==============    ==============
CLASS Y SHARES
SHARES
Sold                                                              678,412         1,622,535
Reinvestment of dividends and distributions                            --             6,107
Redeemed                                                         (559,851)         (657,715)
                                                           --------------    --------------
NET INCREASE - CLASS Y                                            118,561           970,927
                                                           ==============    ==============
AMOUNT
Sold                                                       $   15,022,044    $   31,091,542
Reinvestment of dividends and distributions                            --           112,702
Redeemed                                                      (12,414,021)      (12,616,238)
                                                           --------------    --------------
NET INCREASE - CLASS Y                                     $    2,608,023    $   18,588,006
                                                           ==============    ==============

                                                                    S&P 500 INDEX                      GLOBAL ADVANTAGE
                                                           --------------------------------    --------------------------------
                                                            FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                                            MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                                              JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                2004              2003              2004              2003
                                                           --------------    --------------    --------------    --------------
                                                            (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                            3,496,072        10,710,124           381,220         3,292,222
Reinvestment of dividends and distributions                       122,701           140,834            14,224            41,439
Redeemed                                                       (4,091,708)      (11,283,041)         (597,384)       (3,889,142)
                                                           --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS X                                (472,935)         (432,083)         (201,940)         (555,481)
                                                           ==============    ==============    ==============    ==============
AMOUNT
Sold                                                       $   36,476,802    $   92,522,181    $    2,849,973    $   20,294,849
Reinvestment of dividends and distributions                     1,276,097         1,247,793           106,256           254,851
Redeemed                                                      (42,520,145)      (97,796,423)       (4,456,759)      (23,946,230)
                                                           --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS X                          $   (4,767,246)   $   (4,026,449)   $   (1,500,530)   $   (3,396,530)
                                                           ==============    ==============    ==============    ==============
CLASS Y SHARES
SHARES
Sold                                                            2,014,575         7,059,201           238,372           494,198
Reinvestment of dividends and distributions                       116,229            90,063             4,047             8,773
Redeemed                                                         (939,254)       (1,852,233)          (92,919)         (155,369)
                                                           --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                               1,191,550         5,297,031           149,500           347,602
                                                           ==============    ==============    ==============    ==============
AMOUNT
Sold                                                       $   20,742,522    $   62,541,731    $    1,779,624    $    3,210,322
Reinvestment of dividends and distributions                     1,201,805           794,354            30,070            53,778
Redeemed                                                       (9,652,123)      (16,028,300)         (684,266)         (951,462)
                                                           --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                          $   12,292,204    $   47,307,785    $    1,125,428    $    2,312,638
                                                           ==============    ==============    ==============    ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                   AGGRESSIVE EQUITY                     INFORMATION
                                                           --------------------------------    --------------------------------
                                                            FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                                            MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                                              JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                2004              2003              2004              2003
                                                           --------------    --------------    --------------    --------------
                                                            (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                              861,463         1,167,538           998,333         3,028,652
Reinvestment of dividends and distributions                           393               354                --                --
Redeemed                                                       (1,212,694)       (1,944,514)         (988,162)       (2,597,748)
                                                           --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS X                                (350,838)         (776,622)           10,171           430,904
                                                           ==============    ==============    ==============    ==============
AMOUNT
Sold                                                       $    8,753,556    $   10,499,504    $    4,947,096    $   12,328,220
Reinvestment of dividends and distributions                         4,053             3,022                --                --
Redeemed                                                      (12,257,963)      (17,149,920)       (4,815,909)      (10,473,055)
                                                           --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS X                          $   (3,500,354)   $   (6,647,394)   $      131,187    $    1,855,165
                                                           ==============    ==============    ==============    ==============
CLASS Y SHARES
SHARES
Sold                                                              227,654         2,813,215           336,885         1,613,088
Reinvestment of dividends and distributions                            --                --                --                --
Redeemed                                                         (327,742)       (2,363,838)         (259,292)         (552,483)
                                                           --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                                (100,088)          449,377            77,593         1,060,605
                                                           ==============    ==============    ==============    ==============
AMOUNT
Sold                                                       $    2,283,804    $   22,908,980    $    1,634,216    $    6,168,489
Reinvestment of dividends and distributions                            --                --                --                --
Redeemed                                                       (3,275,570)      (19,367,833)       (1,221,436)       (1,960,833)
                                                           --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                          $     (991,766)   $    3,541,147    $      412,780    $    4,207,656
                                                           ==============    ==============    ==============    ==============

                                                                      STRATEGIST
                                                           --------------------------------
                                                            FOR THE SIX       FOR THE YEAR
                                                            MONTHS ENDED         ENDED
                                                              JUNE 30,        DECEMBER 31,
                                                                2004              2003
                                                           --------------    --------------
                                                            (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                            1,019,779         1,711,035
Reinvestment of dividends and distributions                       217,499           459,068
Redeemed                                                       (3,685,699)       (6,965,843)
                                                           --------------    --------------
NET INCREASE (DECREASE) - CLASS X                              (2,448,421)       (4,795,740)
                                                           ==============    ==============
AMOUNT
Sold                                                       $   15,923,694    $   23,549,134
Reinvestment of dividends and distributions                     3,414,729         6,275,620
Redeemed                                                      (57,412,885)      (93,516,489)
                                                           --------------    --------------
NET INCREASE (DECREASE) - CLASS X                          $  (38,074,462)   $  (63,691,735)
                                                           ==============    ==============
CLASS Y SHARES
SHARES
Sold                                                              594,483         1,852,862
Reinvestment of dividends and distributions                        48,235            77,477
Redeemed                                                         (480,380)         (728,767)
                                                           --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                                 162,338         1,201,572
                                                           ==============    ==============
AMOUNT
Sold                                                       $    9,236,678    $   25,365,405
Reinvestment of dividends and distributions                       756,570         1,066,493
Redeemed                                                       (7,457,015)       (9,809,767)
                                                           --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                          $    2,536,233    $   16,622,131
                                                           ==============    ==============

MORGAN STANLEY VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2004 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of fifteen Portfolios ("Portfolios") which commenced operations as follows:

                                                      COMMENCEMENT OF
PORTFOLIO                                                OPERATIONS
---------                                            -----------------
Money Market                                             March 9, 1984
Limited Duration                                           May 4, 1999
Quality Income Plus                                      March 1, 1987
High Yield                                               March 9, 1984
Utilities                                                March 1, 1990
Income Builder                                        January 21, 1997
Dividend Growth                                          March 1, 1990
Global Dividend Growth                               February 23, 1994
European Growth                                          March 1, 1991
Equity                                                   March 9, 1984
S&P 500 Index                                             May 18, 1998
Global Advantage                                          May 18, 1998
Aggressive Equity                                          May 4, 1999
Information                                           November 6, 2000
Strategist                                               March 1, 1987

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Paragon Life Insurance Company and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The investment objectives of each Portfolio are as follows:

      PORTFOLIO                           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     Money Market       Seeks high current income, preservation of capital and
                        liquidity.

  Limited Duration      Seeks to provide a high level of current income
                        consistent with the preservation of capital.

 Quality Income Plus    Seeks, as its primary objective, to earn a high level of
                        current income and, as a secondary objective, capital
                        appreciation, but only when consistent with its primary
                        objective.

     High Yield         Seeks, as its primary objective, to earn a high level of
                        current income and, as a secondary objective, capital
                        appreciation, but only when consistent with its primary
                        objective.

      Utilities         Seeks both capital appreciation and current income.

      PORTFOLIO                           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   Income Builder       Seeks, as its primary objective, to earn reasonable
                        income and, as a secondary objective, growth of capital.

   Dividend Growth      Seeks to provide reasonable current income and long-term
                        growth of income and capital.

   Global Dividend      Seeks to provide reasonable current income and long-term
       Growth           growth of income and capital.

   European Growth      Seeks to maximize the capital appreciation of its
                        investments.

       Equity Seeks, as its primary objective, growth of capital and, as a secondary objective, income, but only when consistent with its primary objective.

    S&P 500 Index       Seeks to provide investment results that, before
                        expenses, correspond to the total return of the
                        Standards & Poor's 500 Composite Stock Price Index.

  Global Advantage      Seeks long-term capital growth.

  Aggressive Equity     Seeks long-term capital growth.

     Information        Seeks long-term capital appreciation.

     Strategist         Seeks a high total investment return.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange ("NYSE") or American Stock Exchange, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available, or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") (and/or, in the case of Global Dividend Growth, European Growth and Global Advantage, Morgan Stanley Investment Management Limited (the "Sub-Advisor")) determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuation of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuation may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Manager using a pricing service and/or procedures approved by the Trustees of the Fund; (7) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees and; (8) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. REPURCHASE AGREEMENTS -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments, known as variation margin, are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date.

I. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios. The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by a Portfolio.

J. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolios' net assets determined at the close of each business day:

Money Market -- 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million and 0.375% to the portion of daily net assets exceeding $750 million.

Limited Duration -- 0.45%.

Quality Income Plus -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.45% to the portion of daily net assets exceeding $500 million.

High Yield -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.425% to the portion of daily net assets exceeding $500 million.

Utilities -- 0.65% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion and 0.525% to the portion of daily net assets exceeding $1 billion.

Income Builder -- 0.75%.

Dividend Growth -- 0.625% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion and 0.425% to the portion of daily net assets exceeding $3 billion.

Global Dividend Growth -- 0.75% to the portion of daily net assets not exceeding $1 billion and 0.725% to the portion of daily net assets exceeding $1 billion.

European Growth -- 0.95% to the portion of daily net assets not exceeding $500 million and 0.90% to the portion of daily net assets exceeding $500 million.

Equity -- 0.50% to the portion of daily net assets not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion and 0.45% to the portion of daily net assets exceeding $2 billion.

S&P 500 Index -- 0.20%. Prior to May 1, 2004, the annual rate was 0.40%.

Global Advantage -- 0.65%.

Information -- 0.75%

Aggressive Equity -- 0.75%.

Strategist -- 0.50% to the portion of daily net assets not exceeding $1.5 billion and 0.475% to the portion of daily net assets exceeding $1.5 billion.

Under Sub-Advisory Agreements between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides Global Dividend Growth, European Growth and Global Advantage with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreements, the Investment Manager paid the Sub-Advisors compensation in the amounts of $461,457, $431,925, and $51,798, respectively, for the six months ended June 30, 2004.

The Investment Manager has agreed to assume all operating expenses (except for distribution fees) and to waive its compensation to the extent that such expenses and compensation on an annualized basis exceed 0.40% (0.50% prior to May 1, 2004) of the daily net assets of S&P 500 Index.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/prepayments maturities of portfolio securities, excluding short-term investments (except Money Market), for the six months ended June 30, 2004 were as follows:

                                 U.S. GOVERNMENT SECURITIES                       OTHER
                            ------------------------------------   ------------------------------------
                                               SALES/PREPAYMENTS                      SALES/PREPAYMENTS
                                PURCHASES          MATURITIES          PURCHASES          MATURITIES
                            ----------------   -----------------   ----------------   -----------------
Money Market                $     82,516,027   $     103,375,000   $  2,802,747,791   $   2,834,617,879
Limited Duration                 136,960,995         188,065,891         31,694,553           8,701,187
Quality Income Plus               11,682,950                  --         61,039,554         107,318,844
High Yield                                --                  --         24,988,425          28,428,626
Utilities                            208,271             330,927         18,045,775          34,663,914
Income Builder                            --                  --         16,871,147          18,251,485
Dividend Growth                           --                  --        225,468,192         269,813,091
Global Dividend Growth.                   --                  --         35,891,549          44,220,919
European Growth                           --                  --        100,701,522         113,217,553
Equity                                    --                  --        528,413,228         592,390,632
S&P 500 Index                             --                  --         13,986,350           1,724,953
Global Advantage                          --                  --         19,525,710          19,814,391
Aggressive Equity                         --                  --         54,668,126          60,574,243
Information                               --                  --          9,600,105           9,550,286
Strategist                        52,852,844          55,192,007         54,475,079          83,058,371

The following Portfolio had transactions with the following affiliates of the
Fund:

                                                                      NET REALIZED
PORTFOLIO            ISSUER               PURCHASES        SALES       GAINS/LOSS       INCOME         VALUE
------------------   ----------------   ------------   ------------   ------------    ----------   -------------
Limited Duration     Allstate Corp.               --             --             --    $    7,576   $     573,052
                     MetLife Corp.                --             --             --         4,569         181,580
Quality Income       MetLife Corp.                --             --             --       102,033       3,601,649
Income Builder       MetLife Corp.                --             --             --            --         480,390
Dividend Growth      Citigroup Inc.*    $     37,100             --             --       441,720      26,537,550
Equity               Citigroup Inc.*       1,400,232   $  3,837,604   $     84,083       132,480       4,305,900
S&P 500 Index        Allstate Corp.           31,609          2,053              9        10,261         854,844
                     MetLife Corp.            25,923          4,802           (130)           --         708,217
                     Morgan Stanley           58,826             --             --        13,835       1,481,518
                     Citigroup Inc.*         268,144             --             --       107,400       6,284,986
Strategist           Allstate Corp.           99,436             --             --        56,258       4,676,413

----------
* CITIGROUP INC. IS AN AFFILIATE OF DIVIDEND GROWTH, EQUITY AND S&P 500 INDEX ONLY.

Included in the aforementioned transactions of Dividend Growth are purchases with other Morgan Stanley funds of $690,684. Included in the aforementioned transactions of Equity, Aggressive Equity and Strategist are sales with other Morgan Stanley funds of $1,426,576, $86,020, and $938,117, respectively, including net realized gains or (losses) of $(213,690), $(27,955) and $450,210, respectively.

For the six months ended June 30, 2004, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Sub-Advisor and Distributor, for portfolio transactions executed on behalf of the Portfolio:

                                                   GLOBAL
                        INCOME       DIVIDEND     DIVIDEND
          UTILITIES     BUILDER       GROWTH       GROWTH       EQUITY
          ---------   ----------   -----------   ----------   ----------
          $  14,450   $      323   $    82,398   $    2,441   $  157,567
          =========   ==========   ===========   ==========   ==========

           GLOBAL     AGGRESSIVE
          ADVANTAGE     EQUITY     INFORMATION   STRATEGIST
          ---------   ----------   -----------   ----------
          $     114   $   19,806   $     3,059   $   32,528
          =========   ==========   ===========   ==========

Included in the receivable for investments sold at June 30, 2004 for Information is $39,346, for unsettled trades with Morgan Stanley & Co., Inc.

Included in the payable for investments purchased at June 30, 2004 for Dividend Growth is $701,083, for unsettled trades with Morgan Stanley & Co., Inc.

Morgan Stanley Trust, an affiliate of the Investment Manager, Sub-Advisor and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation during the last five years of service.

Aggregate pension costs for the six months ended June 30, 2004 included in Trustees' fees and expenses in the Statement of Operations and the accrued pension liability included in accrued expenses in the Statement of Assets and Liabilities are as follows:

                             AGGREGATE PENSION COSTS

                                     QUALITY                                                           GLOBAL
            MONEY       LIMITED       INCOME        HIGH                     INCOME       DIVIDEND    DIVIDEND
            MARKET     DURATION        PLUS         YIELD      UTILITIES     BUILDER       GROWTH      GROWTH
          ---------   ----------   -----------   ----------   ----------   ----------   -----------   --------
          $     376   $      172   $       487   $       71   $      180   $       61   $       823   $    216
          =========   ==========   ===========   ==========   ==========   ==========   ===========   ========

           EUROPEAN                  S&P 500       GLOBAL     AGGRESSIVE
            GROWTH      EQUITY        INDEX       ADVANTAGE     EQUITY     STRATEGIST   INFORMATION
          ---------   ----------   -----------   ----------   ----------   ----------   -----------
          $     191   $      277   $       204   $       52   $       31   $      337   $         7
          =========   ==========   ===========   ==========   ==========   ==========   ===========

                            ACCRUED PENSION LIABILITY

                                     QUALITY                                                           GLOBAL
            MONEY       LIMITED       INCOME        HIGH                     INCOME       DIVIDEND    DIVIDEND
            MARKET     DURATION        PLUS         YIELD      UTILITIES     BUILDER       GROWTH      GROWTH
          ---------   ----------   -----------   ----------   ----------   ----------   -----------   --------
          $  11,808   $       58   $     7,368   $    3,816   $    5,976   $    1,083   $    10,758   $  1,291
          =========   ==========   ===========   ==========   ==========   ==========   ===========   ========

           EUROPEAN                  S&P 500       GLOBAL     AGGRESSIVE
            GROWTH      EQUITY        INDEX       ADVANTAGE     EQUITY     STRATEGIST   INFORMATION
          ---------   ----------   -----------   ----------   ----------   ----------   -----------
          $   1,631   $    6,464   $       258   $      500   $      945   $    8,694   $         1
          =========   ==========   ===========   ==========   ==========   ==========   ===========

Effective April 1, 2004, the Fund began an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. FEDERAL INCOME TAX STATUS

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2003 the following Portfolios had a net capital loss carryforward which may be used to offset future capital gains to the extent provided by regulations:

AVAILABLE THROUGH DECEMBER 31,     2004       2005       2006       2007       2008       2009       2010       2011      TOTAL
------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Limited Duration                       --         --         --         --         --         --  $     328  $   1,417  $   1,745
Quality Income Plus                    --         --         --  $   4,841  $  10,496         --     20,891         --     36,228
High Yield                      $   5,521         --  $   2,735     10,786      7,524  $  47,273     63,495     81,456    218,790
Utilities                              --         --         --         --         --         --     37,745         --     37,745
Income Builder                         --         --         --        180      1,746      4,585      4,706        526     11,743
Dividend Growth                        --         --         --         --    233,060     55,108    134,941     47,245    470,354
Global Dividend Growth                 --         --         --         --         --      3,080      7,538     20,309     30,927
European Growth                        --         --         --         --         --     45,355     22,574     13,422     81,351
Equity                                 --         --         --         --         --    465,923    130,806         --    596,729
S&P 500 Index                          --         --         --         --         --      6,871     14,114         --     20,985
Global Advantage                       --         --         --         --         --     13,794     14,172         --     27,966
Aggressive Equity                      --         --         --         --      9,853     39,094     13,064         --     62,011
Information                            --         --         --         --         --      1,944      5,313         --      7,257
Strategist                             --         --         --         --         --        977     14,836         --     15,813

At December 31, 2003, the primary reason(s) for significant temporary book/tax differences were as follows:

                                                          TEMPORARY DIFFERENCES
                                                        ------------------------
                                                         POST-         LOSS
                                                        OCTOBER   DEFERRALS FROM
                                                         LOSSES     WASH SALES
                                                        -------   --------------
Limited Duration                                           -
Quality Income Plus                                        -             -
High Yield                                                 -             -
Utilities                                                                -
Income Builder                                                           -
Dividend Growth                                                          -
Global Dividend                                            -             -
European Growth                                            -             -
Equity                                                                   -
S&P 500 Index                                                            -
Global Advantage                                           -             -
Aggressive Equity                                                        -
Information                                                              -
Strategist                                                               -

Additionally, the following Portfolios had other temporary differences: Global Advantage -- loss from the mark-to-market of forward foreign currency contracts; Limited Duration, Quality Income Plus, S&P 500 Index and Strategist -- capital gain/loss from mark-to-market of futures contracts; limited Duration, Quality Income Plus and Strategist -- capital loss deferrals on straddles; High Yield -- interest on bond default; and Limited Duration, Quality Income Plus, High Yield, Utilities, Income Builder and Strategist -- amortization of premium/discounts on debt securities.

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

All of the Portfolios (except for Money Market, Quality Income Plus, Dividend Growth, and S&P 500 Index) may enter into forward contracts to facilitate settlement of foreign currency denominated foreign securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these forward contracts from the potential inability of the counterparties to meet the terms of their contracts.

All Portfolios (except Money Market, High Yield, Income Builder, Dividend Growth and Equity) may invest in futures contracts. Futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The respective Portfolio bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these futures contracts from the potential inability of the counterparties to meet the terms of their contracts.

At June 30, 2004, European Growth's investments in securities of issuers in the United Kingdom represented 32.9% of the Portfolio's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

At June 30, 2004, Global Dividend Growth's, European Growth's, and Information's cash balance consisted principally of interest bearing deposits with J.P. Morgan Chase Bank, the custodian of each Portfolio.

7. PORTFOLIO LIQUIDATION

On April 14, 2004, the shareholders of the Pacific Growth Portfolio approved its liquidation. On April 30, 2004, the Portfolio was liquidated and the value of the Portfolio's shares were transferred to the Money Market Portfolio.

                 (This page has been intentionally left blank.)

MORGAN STANLEY VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS

                          NET ASSET
        YEAR                VALUE             NET         NET REALIZED      TOTAL FROM       DIVIDENDS
       ENDED              BEGINNING       INVESTMENT     AND UNREALIZED     INVESTMENT           TO
    DECEMBER 31           OF PERIOD      INCOME (LOSS)     GAIN (LOSS)      OPERATIONS      SHAREHOLDERS
--------------------   --------------   --------------   --------------   --------------   --------------
MONEY MARKET
CLASS X SHARES
1999                   $         1.00   $        0.047               --   $        0.047   $       (0.047)
2000(b)                          1.00            0.058*              --            0.058           (0.058)**
2001                             1.00            0.039*              --            0.039           (0.039)**
2002                             1.00            0.013*              --            0.013           (0.013)**
2003                             1.00            0.007*              --            0.007           (0.007)**
2004(a)                          1.00            0.003*              --            0.003           (0.003)**
CLASS Y SHARES
2000(c)                          1.00            0.033*              --            0.033           (0.033)**
2001                             1.00            0.036*              --            0.036           (0.036)**
2002                             1.00            0.011*              --            0.011           (0.011)**
2003                             1.00            0.004*              --            0.004           (0.004)**
2004(a)                          1.00            0.001*              --            0.001           (0.001)**
LIMITED DURATION
CLASS X SHARES
1999(d)                         10.00             0.27   $        (0.12)            0.15            (0.27)
2000(b)                          9.88             0.51*            0.05             0.56            (0.48)
2001                             9.96             0.40*            0.26             0.66            (0.45)
2002                            10.17             0.27*            0.13             0.40            (0.36)
2003                            10.17             0.21*            0.01             0.22            (0.38)
2004(a)                         10.01             0.13*           (0.12)            0.01            (0.21)
CLASS Y SHARES
2000(c)                          9.86             0.28*            0.09             0.37            (0.28)
2001                             9.95             0.35*            0.28             0.63            (0.42)
2002                            10.16             0.24*            0.14             0.38            (0.34)
2003                            10.16             0.18*            0.02             0.20            (0.36)
2004(a)                         10.00             0.12*           (0.12)            0.00            (0.20)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                            TOTAL           NET ASSET                        NET ASSETS
        YEAR           DISTRIBUTIONS      DIVIDENDS          VALUE                             END OF
       ENDED                 TO              AND             END OF           TOTAL            PERIOD
    DECEMBER 31         SHAREHOLDERS    DISTRIBUTIONS        PERIOD          RETURN+          (000'S)
--------------------   --------------   --------------   --------------   --------------   --------------
MONEY MARKET
CLASS X SHARES
1999                               --   $       (0.047)  $         1.00        4.80%       $      435,643
2000(b)                            --           (0.058)            1.00        6.01               358,793
2001                               --           (0.039)            1.00        3.94               452,765
2002                               --           (0.013)            1.00        1.34               432,817
2003                               --           (0.007)            1.00        0.67               251,779
2004(a)                            --           (0.003)            1.00        0.27(1)            201,136
CLASS Y SHARES
2000(c)                            --           (0.033)            1.00        3.37(1)             13,813
2001                               --           (0.036)            1.00        3.68               105,952
2002                               --           (0.011)            1.00        1.08               133,506
2003                               --           (0.004)            1.00        0.42                93,808
2004(a)                            --           (0.001)            1.00        0.15(1)             85,522
LIMITED DURATION
CLASS X SHARES
1999(d)                            --            (0.27)            9.88        1.56(1)              3,175
2000(b)                            --            (0.48)            9.96        5.85                 6,427
2001                               --            (0.45)           10.17        6.72                25,858
2002                   $        (0.04)           (0.40)           10.17        4.06                73,476
2003                               --            (0.38)           10.01        2.23                64,576
2004(a)                            --            (0.21)            9.81        0.13(1)             60,066
CLASS Y SHARES
2000(c)                            --            (0.28)            9.95        3.82(1)              1,430
2001                               --            (0.42)           10.16        6.49                25,050
2002                            (0.04)           (0.38)           10.16        3.81                72,800
2003                               --            (0.36)           10.00        1.98               125,616
2004(a)                            --            (0.20)            9.80        0.00(1)            132,886

                                  RATIOS TO AVERAGE
                                      NET ASSETS
                       -------------------------------------
        YEAR                                       NET                 PORTFOLIO
       ENDED                                    INVESTMENT              TURNOVER
    DECEMBER 31           EXPENSES            INCOME (LOSS)               RATE
--------------------   --------------         --------------         --------------
MONEY MARKET
CLASS X SHARES
1999                        0.52%                  4.86%                   N/A
2000(b)                     0.52                   5.83                    N/A
2001                        0.51                   3.69                    N/A
2002                        0.51                   1.32                    N/A
2003                        0.52                   0.69                    N/A
2004(a)                     0.53(2)                0.55(2)                 N/A
CLASS Y SHARES
2000(c)                     0.77(2)                5.86(2)                 N/A
2001                        0.76                   3.44                    N/A
2002                        0.76                   1.07                    N/A
2003                        0.77                   0.44                    N/A
2004(a)                     0.78(2)                0.30(2)                 N/A
LIMITED DURATION
CLASS X SHARES
1999(d)                     0.62(2)(3)             4.83(2)(3)               56%(1)
2000(b)                     0.98                   5.08                     16
2001                        0.61(5)#               3.84(5)                 133
2002                        0.48                   2.65                     58
2003                        0.51                   2.02                    215
2004(a)                     0.50(2)                2.66(2)                  82(1)
CLASS Y SHARES
2000(c)                     1.17(2)                5.00(2)                  16
2001                        0.86(5)#               3.59(5)                 133
2002                        0.73                   2.40                     58
2003                        0.76                   1.77                    215
2004(a)                     0.75(2)                2.41(2)                  82(1)

                          NET ASSET
        YEAR                VALUE             NET         NET REALIZED      TOTAL FROM       DIVIDENDS
       ENDED              BEGINNING       INVESTMENT     AND UNREALIZED     INVESTMENT           TO
    DECEMBER 31           OF PERIOD      INCOME (LOSS)     GAIN (LOSS)      OPERATIONS      SHAREHOLDERS
--------------------   --------------   --------------   --------------   --------------   --------------
QUALITY INCOME PLUS
CLASS X SHARES
1999                   $        11.00   $         0.67   $        (1.14)  $        (0.47)  $        (0.67)
2000(b)                          9.86             0.68*            0.37             1.05            (0.69)
2001                            10.22             0.61*            0.34             0.95            (0.62)
2002                            10.55             0.58*           (0.02)            0.56            (0.64)
2003                            10.47             0.56*            0.30             0.86            (0.60)
2004(a)                         10.73             0.28*           (0.29)           (0.01)           (0.30)
CLASS Y SHARES
2000(c)                          9.80             0.38*            0.42             0.80            (0.39)
2001                            10.21             0.57*            0.36             0.93            (0.60)
2002                            10.54             0.54*           (0.01)            0.53            (0.61)
2003                            10.46             0.54*            0.29             0.83            (0.58)
2004(a)                         10.71             0.27*           (0.29)           (0.02)           (0.29)
HIGH YIELD
CLASS X SHARES
1999                             5.07             0.68            (0.74)           (0.06)           (0.68)
2000(b)                          4.33             0.66*           (1.90)           (1.24)           (0.66)
2001                             2.43             0.33*           (1.09)           (0.76)           (0.34)
2002                             1.33             0.26*           (0.34)           (0.08)           (0.22)
2003                             1.03             0.16*            0.10             0.26            (0.11)
2004(a)                          1.18             0.04*           (0.02)            0.02            (0.05)
CLASS Y SHARES
2000(c)                          3.92             0.37*           (1.48)           (1.11)           (0.38)
2001                             2.43             0.32*           (1.08)           (0.76)           (0.34)
2002                             1.33             0.24*           (0.32)           (0.08)           (0.22)
2003                             1.03             0.15*            0.11             0.26            (0.11)
2004(a)                          1.18             0.04*           (0.03)            0.01            (0.04)

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

                                            TOTAL           NET ASSET                        NET ASSETS
        YEAR           DISTRIBUTIONS      DIVIDENDS          VALUE                             END OF
       ENDED                 TO              AND             END OF           TOTAL            PERIOD
    DECEMBER 31         SHAREHOLDERS    DISTRIBUTIONS        PERIOD          RETURN+          (000'S)
--------------------   --------------   --------------   --------------   --------------   --------------
QUALITY INCOME PLUS
CLASS X SHARES
1999                        --          $        (0.67)  $         9.86        (4.32)%     $      456,132
2000(b)                     --                   (0.69)           10.22        11.09              406,508
2001                        --                   (0.62)           10.55         9.57              452,757
2002                        --                   (0.64)           10.47         5.51              423,685
2003                        --                   (0.60)           10.73         8.45              363,555
2004(a)                     --                   (0.30)           10.42        (0.08)(1)          318,696
CLASS Y SHARES
2000(c)                     --                   (0.39)           10.21         8.31(1)             5,176
2001                        --                   (0.60)           10.54         9.33               54,115
2002                        --                   (0.61)           10.46         5.26              102,262
2003                        --                   (0.58)           10.71         8.09              140,629
2004(a)                     --                   (0.29)           10.40        (0.20)(1)          150,400
HIGH YIELD
CLASS X SHARES
1999                        --                   (0.68)            4.33        (1.33)             279,683
2000(b)                     --                   (0.66)            2.43       (32.22)             128,646
2001                        --                   (0.34)            1.33       (33.75)              64,470
2002                        --                   (0.22)            1.03        (7.14)              45,503
2003                        --                   (0.11)            1.18        27.73               56,162
2004(a)                     --                   (0.05)            1.15         1.33(1)            49,511
CLASS Y SHARES
2000(c)                     --                   (0.38)            2.43       (30.02)(1)            1,947
2001                        --                   (0.34)            1.33       (33.92)               6,163
2002                        --                   (0.22)            1.03        (7.36)              10,797
2003                        --                   (0.11)            1.18        27.43               35,306
2004(a)                     --                   (0.04)            1.15         1.21(1)            36,700

                                  RATIOS TO AVERAGE
                                      NET ASSETS
                       -------------------------------------
        YEAR                                 NET           PORTFOLIO
       ENDED                              INVESTMENT        TURNOVER
    DECEMBER 31           EXPENSES      INCOME (LOSS)         RATE
--------------------   --------------   --------------   --------------
QUALITY INCOME PLUS
CLASS X SHARES
1999                        0.52%            6.45%             119%
2000(b)                     0.52             6.90              105
2001                        0.53             5.82              150
2002                        0.52             5.57              106
2003                        0.53             5.30               72
2004                        0.53(2)          5.29(2)            15(1)
CLASS Y SHARES
2000(c)                     0.77(2)          6.53(2)           105
2001                        0.78             5.57              150
2002                        0.77             5.32              106
2003                        0.78             5.05               72
2004(a)                     0.78(2)          5.04(2)            15(1)
HIGH YIELD
CLASS X SHARES
1999                        0.53            14.05               48
2000(b)                     0.54            17.40                9
2001                        0.59            17.33               81
2002                        0.73            21.71               48
2003                        0.70            14.09               59
2004(a)                     0.67(2)          7.40(2)            29(1)
CLASS Y SHARES
2000(c)                     0.79(2)         20.95(2)             9
2001                        0.84            17.08               81
2002                        0.98            21.46               48
2003                        0.95            13.84               59
2004(a)                     0.92(2)          7.15(2)            29(1)

                           NET ASSET
        YEAR                 VALUE               NET            NET REALIZED        TOTAL FROM         DIVIDENDS
       ENDED               BEGINNING          INVESTMENT       AND UNREALIZED       INVESTMENT             TO
    DECEMBER 31            OF PERIOD        INCOME (LOSS)       GAIN (LOSS)         OPERATIONS        SHAREHOLDERS
--------------------     --------------     --------------     --------------     --------------     --------------
UTILITIES
CLASS X SHARES
1999                     $        21.25     $         0.55     $         2.08     $         2.63     $        (0.55)
2000(b)                           22.90               0.49*              0.17               0.66              (0.49)
2001                              21.69               0.39*             (5.74)             (5.35)             (0.41)
2002                              14.73               0.37*             (3.72)             (3.35)             (0.38)
2003                              11.00               0.34*              1.54               1.88              (0.35)
2004(a)                           12.53               0.17*              0.20               0.37              (0.17)
CLASS Y SHARES
2000(c)                           22.98               0.24*              0.19               0.43              (0.35)
2001                              21.68               0.35*             (5.74)             (5.39)             (0.37)
2002                              14.72               0.34*             (3.72)             (3.38)             (0.35)
2003                              10.99               0.31*              1.55               1.86              (0.32)
2004(a)                           12.53               0.15*              0.20               0.35              (0.16)
INCOME BUILDER
CLASS X SHARES
1999                              11.46               0.58               0.21               0.79              (0.56)
2000(b)                           11.44               0.55*             (0.54)              0.01              (0.56)
2001                              10.86               0.47*             (0.22)              0.25              (0.50)@
2002                              10.61               0.42*             (1.22)             (0.80)             (0.43)@@
2003                               9.38               0.32*              1.60               1.92              (0.32)
2004(a)                           10.98               0.16*              0.14               0.30              (0.17)
CLASS Y SHARES
2000(c)                           11.15               0.32*             (0.21)              0.11              (0.39)
2001                              10.85               0.42*             (0.19)              0.23              (0.48)@
2002                              10.60               0.39*             (1.22)             (0.83)             (0.41)@@
2003                               9.36               0.31*              1.58               1.89              (0.30)
2004(a)                           10.95               0.15*              0.15               0.30              (0.16)

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                                       154

                                                TOTAL            NET ASSET                             NET ASSETS
        YEAR             DISTRIBUTIONS        DIVIDENDS            VALUE                                 END OF
       ENDED                   TO                AND               END OF             TOTAL              PERIOD
    DECEMBER 31           SHAREHOLDERS      DISTRIBUTIONS          PERIOD            RETURN+            (000'S)
--------------------     --------------     --------------     --------------     --------------     --------------
UTILITIES
CLASS X SHARES
1999                     $        (0.43)    $        (0.98)    $        22.90          12.71%        $      580,487
2000(b)                           (1.38)             (1.87)             21.69           3.03                551,734
2001                              (1.20)             (1.61)             14.73         (25.75)               327,749
2002                                 --              (0.38)             11.00         (22.87)               189,936
2003                                 --              (0.35)             12.53          17.34                175,191
2004(a)                              --              (0.17)             12.73           2.97(1)             159,478
CLASS Y SHARES
2000(c)                           (1.38)             (1.73)             21.68           2.07(1)              19,069
2001                              (1.20)             (1.57)             14.72         (25.98)                24,550
2002                                 --              (0.35)             10.99         (23.08)                20,157
2003                                 --              (0.32)             12.53          17.17                 25,933
2004(a)                              --              (0.16)             12.72           2.76(1)              26,504
INCOME BUILDER
CLASS X SHARES
1999                              (0.25)@            (0.81)             11.44           7.06                 81,616
2000(b)                           (0.03)++           (0.59)             10.86           0.17                 59,383
2001                                 --              (0.50)             10.61           2.30                 63,060
2002                                 --              (0.43)              9.38          (7.64)                49,505
2003                                 --              (0.32)             10.98          20.84                 51,890
2004(a)                              --              (0.17)             11.11           2.78(1)              49,770
CLASS Y SHARES
2000(c)                           (0.02)++           (0.41)             10.85           1.06(1)                 965
2001                                 --              (0.48)             10.60           2.10                  7,147
2002                                 --              (0.41)              9.36          (7.96)                13,930
2003                                 --              (0.30)             10.95          20.51                 42,443
2004(a)                              --              (0.16)             11.09           2.75(1)              46,037

                                 RATIOS TO AVERAGE
                                    NET ASSETS
                         ---------------------------------
        YEAR                                     NET             PORTFOLIO
       ENDED                                  INVESTMENT          TURNOVER
    DECEMBER 31             EXPENSES        INCOME (LOSS)           RATE
--------------------     --------------     --------------     --------------
UTILITIES
CLASS X SHARES
1999                          0.67%              2.51%                10%
2000(b)                       0.66               2.16                 13
2001                          0.67               2.19                 32
2002                          0.68               2.99                 51
2003                          0.70               2.94                 35
2004(a)                       0.70(2)            2.65(2)              10(1)
CLASS Y SHARES
2000(c)                       0.91(2)            1.93(2)              13
2001                          0.92               1.94                 32
2002                          0.93               2.74                 51
2003                          0.95               2.69                 35
2004(a)                       0.95(2)            2.40(2)              10(1)
INCOME BUILDER
CLASS X SHARES
1999                          0.81               4.98                 43
2000(b)                       0.81               5.07                 51
2001                          0.81               4.34                 45
2002                          0.80               4.20                 75
2003                          0.84               3.26                 62
2004(a)                       0.82(2)            2.88(2)              18(1)
CLASS Y SHARES
2000(c)                       1.06(2)            5.17(2)              51
2001                          1.06               3.88                 45
2002                          1.05               3.95                 75
2003                          1.09               3.04                 62
2004(a)                       1.07(2)            2.63(2)              18(1)

                            NET ASSET
        YEAR                 VALUE               NET            NET REALIZED        TOTAL FROM         DIVIDENDS
       ENDED               BEGINNING          INVESTMENT       AND UNREALIZED       INVESTMENT             TO
    DECEMBER 31            OF PERIOD        INCOME (LOSS)       GAIN (LOSS)         OPERATIONS        SHAREHOLDERS
--------------------     --------------     --------------     --------------     --------------     --------------
DIVIDEND GROWTH
CLASS X SHARES
1999                     $        22.13     $         0.39     $        (0.55)    $        (0.16)    $        (0.39)
2000(b)                           18.32               0.31*              0.02               0.33              (0.33)
2001                              14.50               0.26*             (1.02)             (0.76)             (0.26)
2002                              13.48               0.25*             (2.66)             (2.41)             (0.25)
2003                              10.82               0.22*              2.76               2.98              (0.23)
2004(a)                           13.57               0.09*              0.20               0.29              (0.09)
CLASS Y SHARES
2000(c)                           17.79               0.12*              0.62               0.74              (0.22)
2001                              14.49               0.22*             (1.01)             (0.79)             (0.23)
2002                              13.47               0.22*             (2.66)             (2.44)             (0.22)
2003                              10.81               0.19*              2.75               2.94              (0.20)
2004(a)                           13.55               0.07*              0.21               0.28              (0.07)
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1999                              13.82               0.27               1.71               1.98              (0.29)
2000(b)                           14.44               0.24*             (0.64)             (0.40)             (0.09)
2001                              12.73               0.21*             (1.00)             (0.79)             (0.33)
2002                              11.47               0.21*             (1.62)             (1.41)             (0.19)
2003                               9.87               0.18*              2.94               3.12              (0.22)
2004(a)                           12.77               0.13*              0.50               0.63              (0.20)
CLASS Y SHARES
2000(c)                           13.96               0.08*             (0.11)             (0.03)                --
2001                              12.71               0.15*             (0.96)             (0.81)             (0.33)
2002                              11.43               0.18              (1.61)             (1.43)             (0.18)
2003                               9.82               0.15               2.91               3.06              (0.20)
2004(a)                           12.68               0.12               0.49               0.61              (0.18)

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                                       156

                                                TOTAL            NET ASSET                             NET ASSETS
        YEAR             DISTRIBUTIONS        DIVIDENDS            VALUE                                 END OF
       ENDED                   TO                AND               END OF             TOTAL              PERIOD
    DECEMBER 31           SHAREHOLDERS      DISTRIBUTIONS          PERIOD            RETURN+            (000'S)
--------------------     --------------     --------------     --------------     --------------     --------------
DIVIDEND GROWTH
CLASS X SHARES
1999                     $        (3.26)    $        (3.65)    $        18.32           (2.39)%      $    2,033,814
2000(b)                           (3.82)             (4.15)             14.50            5.30             1,552,724
2001                                 --              (0.26)             13.48           (5.20)            1,258,863
2002                                 --              (0.25)             10.82          (18.01)              819,935
2003                                 --              (0.23)             13.57           27.89               865,039
2004(a)                              --              (0.09)             13.77            2.12(1)            789,453
CLASS Y SHARES
2000(c)                           (3.82)             (4.04)             14.49            7.65(1)             19,083
2001                                 --              (0.23)             13.47           (5.42)               60,393
2002                                 --              (0.22)             10.81          (18.23)               70,844
2003                                 --              (0.20)             13.55           27.52               118,445
2004(a)                              --              (0.07)             13.76            2.08(1)            130,269
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1999                              (1.07)             (1.36)             14.44           14.65               506,929
2000(b)                           (1.22)             (1.31)             12.73           (2.50)              373,770
2001                              (0.14)             (0.47)             11.47           (6.25)              285,158
2002                                 --              (0.19)              9.87          (12.52)              201,022
2003                                 --              (0.22)             12.77           32.07               221,971
2004(a)                              --              (0.20)             13.20            4.92(1)            215,142
CLASS Y SHARES
2000(c)                           (1.22)             (1.22)             12.71            0.07(1)              2,211
2001                              (0.14)             (0.47)             11.43           (6.44)               10,494
2002                                 --              (0.18)              9.82          (12.72)               20,981
2003                                 --              (0.20)             12.68           31.64                47,524
2004(a)                              --              (0.18)             13.11            4.82(1)             58,030

                                 RATIOS TO AVERAGE
                                    NET ASSETS
                         ---------------------------------
        YEAR                                     NET             PORTFOLIO
       ENDED                                  INVESTMENT          TURNOVER
    DECEMBER 31             EXPENSES        INCOME (LOSS)           RATE
--------------------     --------------     --------------     --------------
DIVIDEND GROWTH
CLASS X SHARES
1999                          0.52%              1.82%                81%
2000(b)                       0.54               2.07                 34
2001                          0.55               1.86                 19
2002                          0.57               1.98                 21
2003                          0.59               1.92                 42
2004(a)                       0.58(2)            1.26(2)              24(1)
CLASS Y SHARES
2000(c)                       0.79(2)            1.59(2)              34
2001                          0.80               1.61                 19
2002                          0.82               1.73                 21
2003                          0.84               1.67                 42
2004(a)                       0.83(2)            1.01(2)              24(1)
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1999                          0.83               1.90                 43
2000(b)                       0.80               1.88                 40
2001                          0.80               1.76                  9
2002                          0.81               1.96                 17
2003                          0.82               1.73                103
2004(a)                       0.81(2)            1.99(2)              14(1)
CLASS Y SHARES
2000(c)                       1.05(2)            1.14(2)              40
2001                          1.05               1.51                  9
2002                          1.06               1.71                 17
2003                          1.07               1.48                103
2004(a)                       1.06(2)            1.74(2)              14(1)

                           NET ASSET
        YEAR                 VALUE               NET            NET REALIZED        TOTAL FROM         DIVIDENDS
       ENDED               BEGINNING          INVESTMENT       AND UNREALIZED       INVESTMENT             TO
    DECEMBER 31            OF PERIOD        INCOME (LOSS)       GAIN (LOSS)         OPERATIONS        SHAREHOLDERS
--------------------     --------------     --------------     --------------     --------------     --------------
EUROPEAN GROWTH
CLASS X SHARES
1999                     $        27.18     $         0.25     $         6.91     $         7.16     $        (0.19)
2000(b)                           31.47               0.13*             (1.43)             (1.30)             (0.18)
2001                              25.37               0.13*             (4.47)             (4.34)             (0.26)
2002                              16.71               0.12*             (3.66)             (3.54)             (0.20)
2003                              12.97               0.17*              3.57               3.74              (0.13)
2004(a)                           16.58               0.19*             (0.25)             (0.06)             (0.20)
CLASS Y SHARES
2000(c)                           32.26              (0.03)*            (2.10)             (2.13)             (0.18)
2001                              25.33               0.05*             (4.42)             (4.37)             (0.25)
2002                              16.65               0.08*             (3.63)             (3.55)             (0.19)
2003                              12.91               0.13*              3.56               3.69              (0.10)
2004(a)                           16.50               0.17*             (0.25)             (0.08)             (0.17)
EQUITY
CLASS X SHARES
1999                              38.58               0.22              20.48              20.70              (0.22)
2000(b)                           53.88               0.30*             (6.46)             (6.16)             (0.29)
2001                              39.68               0.15*            (10.12)             (9.97)             (0.16)
2002                              22.66               0.07*             (4.87)             (4.80)             (0.08)
2003                              17.78               0.07*              3.97               4.04              (0.07)
2004(a)                           21.75               0.00*              0.85               0.85                 --
CLASS Y SHARES
2000(c)                           49.12               0.21*             (1.68)             (1.47)             (0.24)
2001                              39.66               0.06*            (10.09)            (10.03)             (0.10)
2002                              22.64               0.03*             (4.89)             (4.86)             (0.03)
2003                              17.75               0.02*              3.98               4.00              (0.03)
2004(a)                           21.72              (0.02)*             0.85               0.83                 --

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                TOTAL            NET ASSET                             NET ASSETS
        YEAR             DISTRIBUTIONS        DIVIDENDS            VALUE                                 END OF
       ENDED                   TO                AND               END OF             TOTAL              PERIOD
    DECEMBER 31           SHAREHOLDERS      DISTRIBUTIONS          PERIOD            RETURN+            (000'S)
--------------------     --------------     --------------     --------------     --------------     --------------
EUROPEAN GROWTH
CLASS X SHARES
1999                     $        (2.68)    $        (2.87)    $        31.47          29.11%        $      579,705
2000(b)                           (4.62)             (4.80)             25.37          (4.92)               508,366
2001                              (4.06)             (4.32)             16.71         (17.76)               316,196
2002                                 --              (0.20)             12.97         (21.36)               193,153
2003                                 --              (0.13)             16.58          29.03                198,424
2004(a)                              --              (0.20)             16.32          (0.39)(1)            178,069
CLASS Y SHARES
2000(c)                           (4.62)             (4.80)             25.33          (7.39)(1)             10,580
2001                              (4.06)             (4.31)             16.65         (17.92)                20,858
2002                                 --              (0.19)             12.91         (21.53)                22,133
2003                                 --              (0.10)             16.50          28.70                 36,568
2004(a)                              --              (0.17)             16.25          (0.50)(1)             38,040
EQUITY
CLASS X SHARES
1999                              (5.18)             (5.40)             53.88          58.59              2,083,071
2000(b)                           (7.75)             (8.04)             39.68         (12.35)             1,818,134
2001                              (6.89)             (7.05)             22.66         (26.87)             1,022,335
2002                                 --              (0.08)             17.78         (21.21)               622,133
2003                                 --              (0.07)             21.75          22.80                616,027
2004(a)                              --                 --              22.60           3.91(1)             568,338
CLASS Y SHARES
2000(c)                           (7.75)             (7.99)             39.66          (3.99)(1)             31,903
2001                              (6.89)             (6.99)             22.64         (27.07)                61,110
2002                                 --              (0.03)             17.75         (21.45)                64,829
2003                                 --              (0.03)             21.72          22.55                100,400
2004(a)                              --                 --              22.55           3.82(1)             106,890

                                 RATIOS TO AVERAGE
                                    NET ASSETS
                         ---------------------------------
        YEAR                                     NET             PORTFOLIO
       ENDED                                  INVESTMENT          TURNOVER
    DECEMBER 31             EXPENSES        INCOME (LOSS)           RATE
--------------------     --------------     --------------     --------------
EUROPEAN GROWTH
CLASS X SHARES
1999                          1.04%              0.87%                55%
2000(b)                       1.00               0.46                 78
2001                          1.02               0.68                 82
2002                          1.05               0.82                 92
2003                          1.04               1.26                 95
2004(a)                       1.05(2)            2.27(2)              45(1)
CLASS Y SHARES
2000(c)                       1.25(2)           (0.18)(2)             78
2001                          1.27               0.43                 82
2002                          1.30               0.57                 92
2003                          1.29               1.01                 95
2004(a)                       1.30(2)            2.02(2)              45(1)
EQUITY
CLASS X SHARES
1999                          0.51               0.54                323
2000(b)                       0.50               0.62                402
2001                          0.51               0.55                329
2002                          0.51               0.36                223
2003                          0.52               0.38                210
2004(a)                       0.52(2)            0.03(2)              78(1)
CLASS Y SHARES
2000(c)                       0.75(2)            0.85(2)             402
2001                          0.76               0.30                329
2002                          0.76               0.11                223
2003                          0.77               0.13                210
2004(a)                       0.77(2)           (0.22)(2)             78(1)

                           NET ASSET
        YEAR                 VALUE               NET            NET REALIZED        TOTAL FROM         DIVIDENDS
       ENDED               BEGINNING          INVESTMENT       AND UNREALIZED       INVESTMENT             TO
    DECEMBER 31            OF PERIOD        INCOME (LOSS)       GAIN (LOSS)         OPERATIONS        SHAREHOLDERS
--------------------     --------------     --------------     --------------     --------------     --------------
S&P 500 INDEX
CLASS X SHARES
1999                     $        11.22     $         0.06     $         2.21     $         2.27     $        (0.03)
2000(b)                           13.43               0.12*             (1.37)             (1.25)             (0.07)
2001                              12.05               0.10*             (1.57)             (1.47)             (0.10)
2002                              10.48               0.10*             (2.45)             (2.35)             (0.09)
2003                               8.04               0.12*              2.11               2.23              (0.10)
2004(a)                           10.17               0.06*              0.27               0.33              (0.10)
CLASS Y SHARES
2000(c)                           13.47               0.04*             (1.34)             (1.30)             (0.07)
2001                              12.04               0.08*             (1.58)             (1.50)             (0.10)
2002                              10.44               0.08*             (2.44)             (2.36)             (0.08)
2003                               8.00               0.09*              2.10               2.19              (0.08)
2004(a)                           10.11               0.05*              0.26               0.31              (0.08)
GLOBAL ADVANTAGE
CLASS X SHARES
1999                               9.82               0.06               2.56               2.62              (0.07)
2000(b)                           12.37               0.06*             (2.20)             (2.14)             (0.05)
2001                              10.18               0.05*             (2.36)             (2.31)             (0.06)
2002                               7.17               0.05*             (1.53)             (1.48)             (0.06)
2003                               5.63               0.05*              1.69               1.74              (0.07)
2004(a)                            7.30               0.04*              0.16               0.20              (0.03)
CLASS Y SHARES
2000(c)                           12.03               0.00*             (1.82)             (1.82)             (0.05)
2001                              10.16               0.02*             (2.35)             (2.33)             (0.05)
2002                               7.14               0.03*             (1.52)             (1.49)             (0.04)
2003                               5.61               0.04*              1.67               1.71              (0.05)
2004(a)                            7.27               0.03*              0.15               0.18              (0.02)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                TOTAL            NET ASSET                             NET ASSETS
        YEAR             DISTRIBUTIONS        DIVIDENDS            VALUE                                 END OF
       ENDED                   TO                AND               END OF             TOTAL              PERIOD
    DECEMBER 31           SHAREHOLDERS      DISTRIBUTIONS          PERIOD            RETURN+            (000'S)
--------------------     --------------     --------------     --------------     --------------     --------------
S&P 500 INDEX
CLASS X SHARES
1999                     $        (0.03)    $        (0.06)    $        13.43          20.23%        $      185,963
2000(b)                           (0.06)             (0.13)             12.05          (9.38)               210,530
2001                                 --              (0.10)             10.48         (12.23)               165,465
2002                                 --              (0.09)              8.04         (22.48)               110,789
2003                                 --              (0.10)             10.17          27.85                135,767
2004(a)                              --              (0.10)             10.40           3.25(1)             133,946
CLASS Y SHARES
2000(c)                           (0.06)             (0.13)             12.04          (9.73)(1)             12,724
2001                                 --              (0.10)             10.44         (12.53)                46,134
2002                                 --              (0.08)              8.00         (22.67)                62,977
2003                                 --              (0.08)             10.11          27.54                133,144
2004(a)                              --              (0.08)             10.34           3.11(1)             148,538
GLOBAL ADVANTAGE
CLASS X SHARES
1999                                 --              (0.07)             12.37          26.88                 62,295
2000(b)                              --              (0.05)             10.18         (17.39)                69,882
2001                              (0.64)             (0.70)              7.17         (23.33)                40,084
2002                                 --              (0.06)              5.63         (20.81)                22,866
2003                                 --              (0.07)              7.30          31.12                 25,598
2004(a)                              --              (0.03)              7.47           2.77(1)              24,667
CLASS Y SHARES
2000(c)                              --              (0.05)             10.16         (15.22)(1)              4,666
2001                              (0.64)             (0.69)              7.14         (23.53)                 5,869
2002                                 --              (0.04)              5.61         (20.94)                 5,229
2003                                 --              (0.05)              7.27          30.75                  9,308
2004(a)                              --              (0.02)              7.43           2.49(1)              10,631

                                 RATIOS TO AVERAGE
                                    NET ASSETS
                         ---------------------------------
        YEAR                                     NET             PORTFOLIO
       ENDED                                  INVESTMENT          TURNOVER
    DECEMBER 31             EXPENSES        INCOME (LOSS)           RATE
--------------------     --------------     --------------     --------------
S&P 500 INDEX
CLASS X SHARES
1999                          0.48%(3)           1.03%(3)              1%
2000(b)                       0.45               0.88                  3
2001                          0.46               0.95                  4
2002                          0.46               1.15                  5
2003                          0.46               1.31                  0
2004(a)                       0.39(2)            1.24(2)               1(1)
CLASS Y SHARES
2000(c)                       0.71(2)            0.60(2)               3
2001                          0.71               0.70                  4
2002                          0.71               0.90                  5
2003                          0.71               1.06                  0
2004(a)                       0.64(2)            0.99(2)               1(1)
GLOBAL ADVANTAGE
CLASS X SHARES
1999                          0.56(3)            0.72(3)              54
2000(b)                       0.71               0.50                 70
2001                          0.75               0.55                 47
2002                          0.80               0.72                119
2003                          0.93               0.87                 98
2004(a)                       0.84(2)            1.14(2)              56(1)
CLASS Y SHARES
2000(c)                       0.96(1)            0.06(2)              70
2001                          1.00               0.30                 47
2002                          1.05               0.47                119
2003                          1.18               0.62                 98
2004(a)                       1.09(2)            0.89(2)              56(1)

                           NET ASSET
        YEAR                 VALUE               NET            NET REALIZED        TOTAL FROM         DIVIDENDS
       ENDED               BEGINNING          INVESTMENT       AND UNREALIZED       INVESTMENT             TO
    DECEMBER 31            OF PERIOD        INCOME (LOSS)       GAIN (LOSS)         OPERATIONS        SHAREHOLDERS
--------------------     --------------     --------------     --------------     --------------     --------------
AGGRESSIVE EQUITY
CLASS X SHARES
1999(d)                  $        10.00     $         0.05     $         4.55     $         4.60     $        (0.03)
2000(b)                           14.57               0.05*             (0.30)             (0.25)             (0.01)
2001                              14.31               0.02*             (4.09)             (4.07)             (0.04)
2002                              10.20               0.01*             (2.31)             (2.30)             (0.03)
2003                               7.87               0.01*              2.04               2.05               0.00
2004(a)                            9.92              (0.01)*             0.39               0.38               0.00
CLASS Y SHARES
2000(c)                           14.66               0.03*             (0.39)             (0.36)             (0.01)
2001                              14.29              (0.01)*            (4.08)             (4.09)             (0.03)
2002                              10.17              (0.01)*            (2.31)             (2.32)             (0.01)
2003                               7.84              (0.01)*             2.03               2.02                 --
2004(a)                            9.86              (0.03)*             0.39               0.36                 --
INFORMATION
CLASS X SHARES
2000(e)                           10.00               0.06*             (0.75)             (0.69)                --
2001                               9.31               0.08*             (4.07)             (3.99)             (0.01)
2002                               5.31              (0.03)*            (2.25)             (2.28)             (0.05)
2003                               2.98              (0.03)*             1.85               1.82                 --
2004(a)                            4.80              (0.02)*            (0.05)             (0.07)                --
CLASS Y SHARES
2000(c)                           10.00               0.05*             (0.74)             (0.69)                --
2001                               9.31               0.06*             (4.06)             (4.00)             (0.01)
2002                               5.30              (0.04)*            (2.25)             (2.29)             (0.04)
2003                               2.97              (0.04)*             1.84               1.80                 --
2004(a)                            4.77              (0.03)*            (0.06)             (0.08)                --

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                TOTAL            NET ASSET                             NET ASSETS
        YEAR             DISTRIBUTIONS        DIVIDENDS            VALUE                                 END OF
       ENDED                   TO                AND               END OF             TOTAL              PERIOD
    DECEMBER 31           SHAREHOLDERS      DISTRIBUTIONS          PERIOD            RETURN+            (000'S)
--------------------     --------------     --------------     --------------     --------------     --------------
AGGRESSIVE EQUITY
CLASS X SHARES
1999(d)                       --            $        (0.03)    $        14.57           46.08%(1)    $       38,197
2000(b)                       --                     (0.01)             14.31           (1.75)              138,657
2001                          --                     (0.04)             10.20          (28.46)               69,418
2002                          --                     (0.03)              7.87          (22.60)               39,724
2003                          --                      0.00               9.92           26.06                42,363
2004(a)                       --                      0.00              10.30            3.84(1)             40,361
CLASS Y SHARES
2000(c)                       --                     (0.01)             14.29           (2.48)(1)            13,392
2001                          --                     (0.03)             10.17          (28.61)               18,652
2002                          --                     (0.01)              7.84          (22.83)               17,575
2003                          --                        --               9.86           25.77                26,519
2004(a)                       --                        --              10.22            3.65(1)             26,473
INFORMATION
CLASS X SHARES
2000(e)                       --                        --               9.31           (6.90)(1)             2,686
2001                          --                     (0.01)              5.31          (42.87)                4,434
2002                          --                     (0.05)              2.98          (43.09)                2,002
2003                          --                        --               4.80           61.07                 5,289
2004(a)                       --                        --               4.73           (1.46)(1)             5,259
CLASS Y SHARES
2000(c)                       --                        --               9.31           (6.90)(1)             1,915
2001                          --                     (0.01)              5.30          (42.99)                7,427
2002                          --                     (0.04)              2.97          (43.29)                5,066
2003                          --                        --               4.77           60.61                13,189
2004(a)                       --                        --               4.69           (1.68)(1)            13,340

                                  RATIOS TO AVERAGE
                                      NET ASSETS
                           --------------------------------
        YEAR                                        NET            PORTFOLIO
       ENDED                                    INVESTMENT         TURNOVER
    DECEMBER 31             EXPENSES           INCOME (LOSS)         RATE
--------------------       -----------        --------------      -----------
AGGRESSIVE EQUITY
CLASS X SHARES
1999(d)                       0.52%(2)(3)          0.86%(2)(3)        108%(1)
2000(b)                       0.82                 0.32               414
2001                          0.84                 0.21               409
2002                          0.84                 0.07               268
2003                          0.87                 0.10               195
2004(a)                       0.85(2)             (0.29)(2)            83(1)
CLASS Y SHARES
2000(c)                       1.05(2)              0.32(2)            414
2001                          1.09                (0.04)              409
2002                          1.09                (0.18)              268
2003                          1.12                (0.15)              195
2004(a)                       1.10(2)             (0.54)(2)            83(1)
INFORMATION
CLASS X SHARES
2000(e)                         --(4)              3.80(2)(4)           1(1)
2001                            --(5)              1.27(5)            170
2002                          1.12                (0.88)              150
2003                          1.12                (0.88)              176
2004(a)                       0.98(2)             (0.79)(2)            53(1)
CLASS Y SHARES
2000(c)                       0.25(2)(4)           3.55(2)(4)           1(1)
2001                          0.25(5)              1.02(5)            170
2002                          1.37                (1.13)              150
2003                          1.37                (1.13)              176
2004(a)                       1.23(2)             (1.04)(2)            53(1)

                           NET ASSET
        YEAR                 VALUE               NET            NET REALIZED        TOTAL FROM         DIVIDENDS
       ENDED               BEGINNING          INVESTMENT       AND UNREALIZED       INVESTMENT             TO
    DECEMBER 31            OF PERIOD        INCOME (LOSS)       GAIN (LOSS)         OPERATIONS        SHAREHOLDERS
--------------------     --------------     --------------     --------------     --------------     --------------
STRATEGIST
CLASS X SHARES
1999                     $        16.64     $         0.40     $         2.46     $         2.86     $        (0.40)
2000(b)                           19.10               0.50*             (0.20)              0.30              (0.48)
2001                              16.66               0.38*             (2.05)             (1.67)             (0.39)
2002                              13.94               0.19*             (1.56)             (1.37)             (0.21)
2003                              12.36               0.18*              3.03               3.21              (0.23)
2004(a)                           15.34               0.13*              0.38               0.51              (0.15)
CLASS Y SHARES
2000(c)                           19.29               0.49*             (0.51)             (0.02)             (0.36)
2001                              16.65               0.32*             (2.03)             (1.71)             (0.35)
2002                              13.93               0.16*             (1.56)             (1.40)             (0.18)
2003                              12.35               0.14*              3.03               3.17              (0.20)
2004(a)                           15.32               0.11*              0.39               0.50              (0.13)

----------
(a)  FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED).

(b) PRIOR TO JUNE 5, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

(c)  FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.

COMMENCEMENT OF OPERATIONS:
(d)  MAY 4, 1999.
(e)  NOVEMBER 6, 2000.

* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

**   INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++   DISTRIBUTION FROM PAID-IN-CAPITAL.

@    INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.02.

@@   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.01.

#    DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.06%

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                TOTAL            NET ASSET                             NET ASSETS
        YEAR             DISTRIBUTIONS        DIVIDENDS            VALUE                                 END OF
       ENDED                   TO                AND               END OF             TOTAL              PERIOD
    DECEMBER 31           SHAREHOLDERS      DISTRIBUTIONS          PERIOD            RETURN+            (000'S)
--------------------     --------------     --------------     --------------     --------------     --------------
STRATEGIST
CLASS X SHARES
1999                                 --     $        (0.40)    $        19.10          17.35%        $      729,701
2000(b)                  $        (2.26)             (2.74)             16.66           1.64                701,294
2001                              (0.66)             (1.05)             13.94         (10.18)               522,655
2002                                 --              (0.21)             12.36          (9.89)               372,254
2003                                 --              (0.23)             15.34          26.24                388,356
2004(a)                              --              (0.15)             15.70           3.30(1)             359,202
CLASS Y SHARES
2000(c)                           (2.26)             (2.62)             16.65          (0.02)(1)             23,375
2001                              (0.66)             (1.01)             13.93         (10.40)                47,886
2002                                 --              (0.18)             12.35         (10.11)                57,651
2003                                 --              (0.20)             15.32          25.88                 89,935
2004(a)                              --              (0.13)             15.69           3.24(1)              94,631

                                 RATIOS TO AVERAGE
                                    NET ASSETS
                         ---------------------------------
        YEAR                                     NET             PORTFOLIO
       ENDED                                  INVESTMENT          TURNOVER
    DECEMBER 31             EXPENSES        INCOME (LOSS)           RATE
--------------------     --------------     --------------     --------------
STRATEGIST
CLASS X SHARES
1999                          0.52%              2.24%               120%
2000(b)                       0.52               2.68                126
2001                          0.52               2.53                124
2002                          0.52               1.47                124
2003                          0.52               1.31                 93
2004(a)                       0.52(2)            1.66(2)              24(1)
CLASS Y SHARES
2000(c)                       0.77(2)            2.77(2)             126
2001                          0.77               2.28                124
2002                          0.77               1.22                124
2003                          0.77               1.06                 93
2004(a)                       0.77(2)            1.41(2)              24(1)(a)

----------
(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 1, 1999 THROUGH APRIL 30, 1999 FOR GLOBAL ADVANTAGE AND FOR THE PERIOD MAY 4, 1999 THROUGH NOVEMBER 4, 1999 FOR LIMITED DURATION AND AGGRESSIVE EQUITY AND FOR THE PERIOD JANUARY 1, 1999 THROUGH JANUARY 5, 1999 FOR S&P 500 INDEX AND "CAPPED" THE EXPENSES OF S&P 500 INDEX AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JANUARY 6, 1999 THROUGH DECEMBER 31, 1999, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77% AND 0.51%, RESPECTIVELY, FOR GLOBAL ADVANTAGE, 2.38% AND 3.07%, RESPECTIVELY, FOR LIMITED DURATION, 1.41% AND (0.02)%, RESPECTIVELY, FOR AGGRESSIVE EQUITY AND 0.48% AND 1.02%, RESPECTIVELY, FOR S&P 500 INDEX.

(4) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD NOVEMBER 6, 2000 THROUGH DECEMBER 31, 2000 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.82% AND 1.98%, RESPECTIVELY, FOR CLASS X SHARES AND 2.07% AND 1.73%, RESPECTIVELY, FOR CLASS Y SHARES.

(5) IF THE INVESTMENT MANAGER HAD NOT "CAPPED" ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) FOR LIMITED DURATION, AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JUNE 1, 2001 THROUGH DECEMBER 31, 2001 AND HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.65% AND 3.80% , RESPECTIVELY, FOR LIMITED DURATION CLASS X SHARES AND 0.90% AND 3.55%, RESPECTIVELY, FOR LIMITED DURATION CLASS Y SHARES AND 1.62% AND (0.35)%, RESPECTIVELY, FOR INFORMATION CLASS X SHARES AND 1.87% AND (0.60)%, RESPECTIVELY, FOR INFORMATION CLASS Y SHARES.

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                                    TRUSTEES

         Michael Bozic                          Dr. Manuel H. Johnson
         Charles A. Fiumefreddo                      Joseph J. Kearns
         Edwin J. Garn                              Michael E. Nugent
         Wayne E. Hedien                                  Fergus Reid
         James F. Higgins

                                    OFFICERS

           Charles A. Fiumefreddo                 Stefanie V. Chang
            CHAIRMAN OF THE BOARD                  VICE PRESIDENT

              Mitchell M. Merin                   Francis J. Smith
                  PRESIDENT             TREASURER AND CHIEF FINANCIAL OFFICER

              Ronald E. Robison                   Thomas F. Caloia
        EXECUTIVE VICE PRESIDENT AND               VICE PRESIDENT
         PRINCIPAL EXECUTIVE OFFICER

                 Barry Fink                        Mary E. Mullin
               VICE PRESIDENT                         SECRETARY

             Joseph J. McAlinden
               VICE PRESIDENT

                                                     INDEPENDENT REGISTERED
           TRANSFER AGENT                            PUBLIC ACCOUNTING FIRM

        Morgan Stanley Trust                         Deloitte & Touche LLP
Harborside Financial Center--Plaza Two             Two World Financial Center
    Jersey City, New Jersey 07311                   New York, New York 10281

                               INVESTMENT MANAGER

                     Morgan Stanley Investment Advisors Inc.
                           1221 Avenue of the Americas
                            New York, New York 10020

                                   SUB-ADVISOR
    (GLOBAL DIVIDEND GROWTH, EUROPEAN GROWTH AND GLOBAL ADVANTAGE PORTFOLIOS)

                  Morgan Stanley Investment Management Limited
                          25 Cabot Square, Canary Wharf
                         London, United Kingdom E14 4QA

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

                                     #40113A

                                                              RA04-00495P-Y06/04

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.  [Reserved.]


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. [Reserved.]


Item 9 - Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

    There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10 Exhibits
(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
August 19, 2004

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
August 19, 2004

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 19, 2004